                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C 20549

                              FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07140

                  Van Kampen Series Funds, Inc.
------------------------------------------------------------------------------
        (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY                     10020
------------------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip code)

                       Ronald Robison
                1221 Avenue of the Americas
                     New York, NY 10020
------------------------------------------------------------------------------
         (Name and address of agent for service)

Registrant's telephone number, including area code:        212-762-4000
                                                         ---------------------
Date of fiscal year end:        06/30
                              --------
Date of reporting period:     06/30/03
                             ----------

ITEM 1. REPORT TO SHAREHOLDERS

VAN KAMPEN
AMERICAN VALUE FUND


ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

     Welcome, Shareholder

     In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


     This material must be preceded or accompanied by a prospectus for the fund being offered.

     Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Russell 2500 Index from 10/18/93 and the Russell 2500 Value Index from 10/29/93 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

                            VAN KAMPEN AMERICAN        RUSSELL 2500 INDEX        RUSSELL 2500 VALUE INDEX
                            VALUE FUND
10/18/1993                            $   9,427                 $  10,000                             N/A
10/31/1993                            $   9,411                 $   9,957                       $  10,000
12/31/1993                            $   9,446                 $  10,014                       $  10,055
 3/31/1994                            $   9,485                 $   9,791                       $   9,896
 6/30/1994                            $   9,321                 $   9,443                       $   9,802
 9/30/1994                            $   9,680                 $  10,120                       $  10,274
12/31/1994                            $   9,637                 $   9,909                       $   9,924
 3/31/1995                            $  10,074                 $  10,640                       $  10,545
 6/30/1995                            $  10,720                 $  11,590                       $  11,482
 9/30/1995                            $  11,410                 $  12,703                       $  12,400
12/31/1995                            $  11,500                 $  13,050                       $  12,877
 3/31/1996                            $  12,020                 $  13,814                       $  13,459
 6/30/1996                            $  12,586                 $  14,390                       $  13,872
 9/30/1996                            $  12,698                 $  14,714                       $  14,302
12/31/1996                            $  14,068                 $  15,534                       $  15,736
 3/31/1997                            $  14,342                 $  15,014                       $  15,864
 6/30/1997                            $  16,447                 $  17,282                       $  18,112
 9/30/1997                            $  19,547                 $  19,762                       $  20,367
12/31/1997                            $  19,187                 $  19,317                       $  20,944
 3/31/1998                            $  21,728                 $  21,298                       $  22,943
 6/30/1998                            $  21,095                 $  20,411                       $  22,121
 9/30/1998                            $  17,774                 $  16,518                       $  18,478
12/31/1998                            $  21,047                 $  19,392                       $  20,541
 3/31/1999                            $  20,417                 $  18,473                       $  18,898
 6/30/1999                            $  24,767                 $  21,502                       $  21,925
 9/30/1999                            $  23,307                 $  20,116                       $  20,031
12/31/1999                            $  26,452                 $  24,074                       $  20,848
 3/31/2000                            $  29,251                 $  26,505                       $  21,821
 6/30/2000                            $  25,913                 $  25,445                       $  21,691
 9/30/2000                            $  25,384                 $  26,056                       $  23,184
12/31/2000                            $  23,596                 $  25,101                       $  25,182
 3/31/2001                            $  20,892                 $  22,926                       $  24,685
 6/30/2001                            $  23,718                 $  26,066                       $  27,149
 9/30/2001                            $  19,430                 $  21,164                       $  23,768
12/31/2001                            $  22,939                 $  25,407                       $  27,634
 3/31/2002                            $  23,938                 $  26,357                       $  29,986
 6/30/2002                            $  21,550                 $  24,081                       $  28,939
 9/30/2002                            $  17,773                 $  19,586                       $  23,621
12/31/2002                            $  18,407                 $  20,886                       $  24,905
 3/31/2003                            $  17,542                 $  20,032                       $  23,718
 6/30/2003                            $  21,111                 $  24,420                       $  28,766

                            A SHARES               B SHARES               C SHARES
                         SINCE 10/18/93         SINCE 08/01/95         SINCE 10/18/93
------------------------------------------------------------------------------------------
AVERAGE ANNUAL         W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS           CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception          8.67%        8.01%      7.68%      7.68%      7.91%      7.91%

5-year                   0.02        -1.16      -0.75      -0.99      -0.62      -0.62

1-year                  -2.04        -7.67      -2.77      -7.63      -2.18      -3.16

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one-year total return of 0.48%. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Russell 2500(R) Index is generally representative of the U.S. market for small to medium-small capitalization stocks. The Russell 2500(R) Value Index is generally representative of the U.S. market for small to medium-small capitalization value stocks. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. The Russell 2500 Value Index performance is from 10/29/93.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen American Value Fund is managed by the adviser's Small/Mid-Cap Value team. Current members include(1) William Gerlach, Managing Director; Bradley Daniels, Executive Director; James Jolinger, Executive Director; Matthew Todorow, Executive Director, and David Reidinger, Vice President. This discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The past 12 months started out badly for stocks but ended very well. When the period began, the market was struggling amid concerns about continued economic weakness, slower-than-expected growth in corporate earnings, and an imminent war in Iraq. Stocks did poorly despite the Federal Reserve Board's (the Fed's) decision to keep interest rates near historic lows. The Fed cut the federal funds rate twice more during the period, most recently in late June.

     The market began to rebound during the fourth quarter of 2002 and did especially well late in the reporting period. Investors, anticipating a quick and successful end to the Iraqi war, looked past the lack of clear evidence for an economic recovery and were again eager to buy stocks. Between April and June 2003, the U.S. stock market, measured by the Standard & Poor's 500 Index, enjoyed its best quarterly performance since 1998. Small and mid-cap stocks did even better, turning in their strongest results since 1991.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen American Value Fund returned -2.04 percent for the 12 months ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmarks, the Russell 2500(R) Value Index and the Russell 2500(R) Index, returned -0.60 percent and 1.41 percent, respectively.

     See Performance Summary for additional information and index definitions.

(1) Team members may change at any time without notice.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A.   The fund was hampered by technology, utility and retail positions.

     - In technology, the fund was hurt by positions in Brooks Automation, a semiconductor capital-equipment company that specializes in automating chip production, and Gateway, a personal-computer maker. We sold the fund's position in Brooks because semiconductor manufacturers have been slow to adopt the 300mm technology used in semiconductor production, which translated to reduced demand for Brooks' software and systems. Falling profit margins and market-share loss in a highly competitive environment meant that Gateway no longer fit our investment criteria, and we sold the stock.

     - In utilities, Calpine detracted from the fund's results. The company's decline mirrored that of other independent power producers, which as a group faltered in the wake of Enron's bankruptcy. On a relative basis, the fund also was hurt by being underweighted in utilities--especially during the first half of the period--relative to the Russell 2500(R) Value Index.

     - The fund's retail investments were hurt by the weak economy. Two stocks that detracted from fund results were Delia's and Charlotte Russe Holdings, makers of young women's apparel. Poor company management execution changed the fundamental outlook for Delia's business, which in turn led to a deteriorating balance sheet. We sold Delia's from the portfolio. Charlotte Russe was unable to adjust to an abrupt change in fashion trends. Without a clear-cut trend in fashion tastes, we believed the company could have a difficult time executing, and we sold the position.

TOP 10 HOLDINGS AS OF 6/30/03

Coventry Health Care                    2.2%
MGI Pharma                              1.0
Questar                                 1.0
GTECH                                   0.9
Hibernia                                0.9
Cephalon                                0.9
SCP Pool                                0.9
Zions Bancorp                           0.9
Goodrich                                0.9
Affiliated Managers Group               0.9

TOP 10 INDUSTRIES AS OF 6/30/03

Real Estate Investment Trusts           7.8%
Diversified Banks                       5.2
Regional Banks                          3.6
Specialty Stores                        2.9
Homebuilding                            2.9
Systems Software                        2.8
Communications Equipment                2.8
Managed Health Care                     2.8
Thrifts & Mortgage Finance              2.7
Oil & Gas Exploration & Production      2.4

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The fund enjoyed strong results from some of its investments in health-care stocks.(2)

     - Coventry Health Care, a managed-health-services provider and the fund's largest holding at the end of the period, was able to enhance profit margins because of the consolidation of weaker competitors as well as its success in leveraging infrastructure. In addition, the company was able to maintain pricing power and benefit from decelerating medical-cost inflation, which was still rising but at a slower rate. An increasing number of drugs produced generically or sold over the counter contributed to Coventry's more favorable cost environment.

     - Caremark Rx, a prescription-benefits manager, also generated stronger-than-expected earnings, which boosted the company's stock price. Caremark's large mail-order business benefited from increased use of generic drugs.

     - The fund also benefited from a handful of its biotechnology investments. Biotechnology companies had been out of favor with investors--hampered, in part, by delays in drug approvals. Valuations for these businesses fell to what we believed were very attractive levels, leading us to establish positions in several of these companies. After a number of new drug approvals and favorable clinical results, investor sentiment improved and stocks in this area started performing better.

     Other strong-performing sectors for the fund included financial services and energy:

     - In the financial sector, the fund benefited most from investments in reinsurance companies and regional banks.

     - The fund's energy investments received a boost from increasing natural-gas prices.

Q.   PLEASE HIGHLIGHT SIGNIFICANT HOLDINGS FROM THE PORTFOLIO.

A. As discussed earlier, Coventry Health Care was the fund's largest position as of the end of the period. We were attracted to the company's success in improving profitability and to recent positive cost-reduction trends. The two largest sector weightings were financials and technology.

     - In the financial sector, the fund was modestly overweighted in asset managers, such as Affiliated Managers Group, the fund's tenth-largest holding as of June 30, 2003. In addition, we owned a number of insurance companies. The fund's insurance holdings included several

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

       reinsurance stocks, which enjoyed stronger pricing power. We also favored insurance companies with market-sensitive assets, given their attractive valuations.

     - As the period went on, we increased the fund's weighting in technology stocks. In our opinion, valuations for many of these companies became more attractive in late 2002. Even as we looked to increase our exposure to this area, we recognized that technology stocks can be volatile. Thus, we sought to avoid excessive concentration in the sector. As of June 30, 2003, none of our largest holdings was classified as a technology stock.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. While there is no way to know what will happen in the economy and markets in the future, we were heartened by stocks' strong performance during the second half of the period, the large amount of monetary and fiscal stimulus in the economy, and the recent lessening of geopolitical concerns. However, we also remained mindful of the short-term risks still present in the economy. Whatever happens in the short term, we remind our shareholders that successful investing involves keeping a long-term perspective. We will maintain this perspective as we stick to our stock-selection strategy.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
COMMON STOCKS 98.8%
AEROSPACE & DEFENSE  1.6%
DRS Technologies, Inc. (a)                                   92,400   $  2,579,808
Goodrich Corp.                                              140,600      2,952,600
                                                                      ------------
                                                                         5,532,408
                                                                      ------------
AIR FREIGHT & COURIERS  0.2%
Ryder System, Inc.                                           22,100        566,202
                                                                      ------------
AIRLINES  1.2%
Atlantic Coast Airlines Holdings, Inc. (a)                   76,800      1,036,032
Delta Air Lines, Inc.                                        60,700        891,076
Expressjet Holdings, Inc. (a)                                68,600      1,035,860
Skywest, Inc.                                                59,500      1,134,070
                                                                      ------------
                                                                         4,097,038
                                                                      ------------
APPAREL & ACCESSORIES  0.4%
Quiksilver, Inc. (a)                                         84,100      1,386,809
                                                                      ------------
APPAREL RETAIL  1.8%
Childrens Place (a)                                         111,500      2,214,390
Footstar, Inc. (a)                                           66,700        867,100
Urban Outfitters, Inc. (a)                                   61,500      2,207,850
Wet Seal, Inc. (a)                                           90,300        964,404
                                                                      ------------
                                                                         6,253,744
                                                                      ------------
APPLICATION SOFTWARE  0.9%
Autodesk, Inc.                                               51,700        835,472
Business Objects SA-ADR (France) (a)                         30,900        678,255
Hyperion Solutions Corp. (a)                                 26,600        898,016
Verity, Inc. (a)                                             50,400        638,064
                                                                      ------------
                                                                         3,049,807
                                                                      ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Affiliated Managers Group, Inc. (a)                          47,100      2,870,745
Investors Financial Services Corp.                           22,800        661,428
                                                                      ------------
                                                                         3,532,173
                                                                      ------------
AUTO PARTS & EQUIPMENT  0.9%
Lear Corp. (a)                                               45,200      2,080,104
Tower Automotive, Inc. (a)                                  219,100        801,906
                                                                      ------------
                                                                         2,882,010
                                                                      ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
BIOTECHNOLOGY  1.4%
Cephalon, Inc. (a)                                           73,200   $  3,012,912
Regeneration Technologies, Inc. (a)                         139,200      1,849,968
                                                                      ------------
                                                                         4,862,880
                                                                      ------------
BROADCASTING & CABLE TV  1.3%
Cumulus Media, Inc. (a)                                     137,300      2,599,089
Gray Television, Inc.                                       158,900      1,970,360
                                                                      ------------
                                                                         4,569,449
                                                                      ------------
CASINOS & GAMING  2.2%
Ameristar Casinos, Inc. (a)                                  64,000      1,366,400
Argosy Gaming Co. (a)                                        84,200      1,760,622
GTECH Holdings Corp.                                         83,500      3,143,775
Scientific Games Corp. (a)                                  135,000      1,269,000
                                                                      ------------
                                                                         7,539,797
                                                                      ------------
COMMODITY CHEMICALS  0.5%
Georgia Gulf Corp.                                           77,100      1,526,580
                                                                      ------------
COMMUNICATIONS EQUIPMENT  2.7%
3Com Corp. (a)                                              209,900        982,332
Adaptec, Inc. (a)                                            84,300        655,854
ADTRAN, Inc.                                                 13,000        666,770
Advanced Fibre Communications, Inc. (a)                      39,900        649,173
Brocade Communications Systems, Inc. (a)                    194,100      1,143,249
Comverse Technology, Inc. (a)                                82,900      1,245,987
Ixia (a)                                                    113,200        727,876
Plantronics, Inc. (a)                                        45,100        977,317
Polycom, Inc. (a)                                            78,700      1,090,782
Scientific-Atlanta, Inc.                                     48,800      1,163,392
                                                                      ------------
                                                                         9,302,732
                                                                      ------------
COMPUTER HARDWARE  0.1%
Diebold, Inc.                                                 8,700        376,275
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS  1.7%
Advanced Digital Information Corp. (a)                       93,900        938,061
Electronics for Imaging, Inc. (a)                            57,800      1,172,762
Hutchinson Technology, Inc. (a)                              32,500      1,068,925
Quantum Corp. (a)                                           167,200        677,160
Storage Technology Corp. (a)                                 27,600        710,424
Synaptics, Inc. (a)                                          84,700      1,140,062
                                                                      ------------
                                                                         5,707,394
                                                                      ------------
CONSTRUCTION & ENGINEERING  0.5%
Insituform Technologies, Inc. (a)                           101,200      1,789,216
                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
CONSTRUCTION & FARM MACHINERY  1.8%
AGCO Corp. (a)                                               44,600   $    761,768
Cummins Engine Co., Inc.                                      8,800        315,832
Gardner Denver, Inc. (a)                                     45,800        937,068
Navistar International Corp. (a)                             47,500      1,549,925
Oshkosh Truck Corp.                                          29,100      1,726,212
Wabash National Corp. (a)                                    50,600        709,918
                                                                      ------------
                                                                         6,000,723
                                                                      ------------
CONSTRUCTION MATERIALS  0.3%
Texas Industries, Inc.                                       37,600        894,880
                                                                      ------------
CONSUMER FINANCE  0.3%
Financial Federal Corp. (a)                                  47,800      1,166,320
                                                                      ------------
DATA PROCESSING & OUTSOURCING SERVICES  1.3%
BISYS Group, Inc. (a)                                       118,400      2,175,008
CSG Systems International, Inc. (a)                          52,100        736,173
DST Systems, Inc. (a)                                        35,900      1,364,200
                                                                      ------------
                                                                         4,275,381
                                                                      ------------
DISTRIBUTORS  0.9%
SCP Pool Corp. (a)                                           87,000      2,992,800
                                                                      ------------
DIVERSIFIED BANKS  5.2%
Associated Banc Corp.                                        43,270      1,595,798
Colonial BancGroup, Inc.                                    105,100      1,457,737
First Niagara Financial Group, Inc.                          99,200      1,384,832
FirstMerit Corp.                                             69,600      1,591,056
FNB Corp.                                                    34,860      1,054,864
Hibernia Corp.                                              171,200      3,108,992
Main Street Banks, Inc.                                       8,300        209,990
Mercantile Bankshares Corp.                                  43,600      1,716,968
Provident Bankshares Corp.                                   22,300        566,643
Sky Financial Group, Inc.                                   129,700      2,817,084
W Holding Co., Inc. (Puerto Rico)                           118,200      1,999,944
                                                                      ------------
                                                                        17,503,908
                                                                      ------------
DIVERSIFIED CHEMICALS  0.9%
Engelhard Corp.                                              56,600      1,401,982
FMC Corp. (a)                                                54,500      1,233,335
Hercules, Inc. (a)                                           48,500        480,150
                                                                      ------------
                                                                         3,115,467
                                                                      ------------
DIVERSIFIED COMMERCIAL SERVICES  0.4%
Brinks Co.                                                   63,500        925,195
Tetra Tech, Inc. (a)                                         31,500        539,595
                                                                      ------------
                                                                         1,464,790
                                                                      ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
ELECTRIC UTILITIES  1.0%
Cleco Corp.                                                  44,400   $    769,008
DPL, Inc.                                                    72,666      1,158,296
PNM Resources, Inc.                                          53,600      1,433,800
                                                                      ------------
                                                                         3,361,104
                                                                      ------------
ELECTRICAL COMPONENTS & EQUIPMENT  2.3%
Allete, Inc.                                                103,100      2,737,305
Ametek, Inc.                                                 34,500      1,264,425
Axcelis Technologies, Inc. (a)                              292,600      1,790,712
Cooper Industries Ltd.                                       25,100      1,036,630
GrafTech International Ltd. (a)                             164,100        894,345
                                                                      ------------
                                                                         7,723,417
                                                                      ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  0.5%
FEI Co. (a)                                                  37,600        705,376
Vishay Intertechnology, Inc. (a)                             64,200        847,440
                                                                      ------------
                                                                         1,552,816
                                                                      ------------
ELECTRONIC MANUFACTURING SERVICES  0.2%
Solectron Corp. (a)                                         224,900        841,126
                                                                      ------------
ENVIRONMENTAL SERVICES  0.8%
Allied Waste Industries, Inc. (a)                           156,300      1,570,815
Republic Services, Inc. (a)                                  53,500      1,212,845
                                                                      ------------
                                                                         2,783,660
                                                                      ------------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.3%
Scotts Co. (a)                                               17,900        886,050
                                                                      ------------
GAS UTILITIES  1.0%
MDU Resources Group, Inc.                                    65,500      2,193,595
Southwestern Energy Co. (a)                                  54,800        822,548
Western Gas Resources, Inc.                                  11,100        439,560
                                                                      ------------
                                                                         3,455,703
                                                                      ------------
HEALTH CARE DISTRIBUTORS  0.7%
Steris Corp. (a)                                            100,300      2,315,927
                                                                      ------------
HEALTH CARE EQUIPMENT  2.0%
Conceptus, Inc. (a)                                         169,400      2,380,070
Immucor, Inc. (a)                                           124,500      2,712,855
Therasense, Inc. (a)                                        155,700      1,557,000
                                                                      ------------
                                                                         6,649,925
                                                                      ------------
HEALTH CARE FACILITIES  0.9%
LifePoint Hospitals, Inc. (a)                                55,900      1,170,546
Universal Health Services, Inc. (a)                          46,000      1,822,520
                                                                      ------------
                                                                         2,993,066
                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
HEALTH CARE SERVICES  0.8%
Caremark Rx, Inc. (a)                                       111,400   $  2,860,752
                                                                      ------------
HIGHWAYS & RAILTRACKS  0.1%
Pacer International, Inc. (a)                                18,000        339,480
                                                                      ------------
HOME FURNISHINGS  2.3%
Furniture Brands International, Inc. (a)                    104,900      2,737,890
Mohawk Industries, Inc. (a)                                  37,940      2,106,808
Tuesday Morning Corp. (a)                                   106,300      2,795,690
                                                                      ------------
                                                                         7,640,388
                                                                      ------------
HOMEBUILDING  2.9%
Beazer Homes USA, Inc. (a)                                   25,300      2,112,550
Centex Corp.                                                 30,400      2,364,816
Pulte Homes, Inc.                                            26,100      1,609,326
Ryland Group, Inc.                                           24,600      1,707,240
Standard Pacific Corp.                                       58,400      1,936,544
                                                                      ------------
                                                                         9,730,476
                                                                      ------------
INDUSTRIAL MACHINERY  1.6%
Albany International Corp.                                   78,100      2,139,940
CIRCOR International, Inc.                                   81,200      1,447,796
Imation Corp.                                                23,000        869,860
Robbins & Myers, Inc.                                        50,500        934,250
                                                                      ------------
                                                                         5,391,846
                                                                      ------------
INSURANCE BROKERS  0.4%
Hilb, Rogal, & Hamilton Co.                                  38,100      1,296,924
                                                                      ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.5%
Cincinnati Bell, Inc. (a)                                   264,300      1,770,810
                                                                      ------------

INTERNET SOFTWARE & SERVICES  0.3%
VeriSign, Inc. (a)                                           72,000        995,760
                                                                      ------------

IT CONSULTING & OTHER SERVICES  0.3%
SRA International, Inc. (a)                                  31,700      1,014,400
                                                                      ------------

LIFE & HEALTH INSURANCE  2.2%
Lincoln National Corp.                                       48,500      1,728,055
Protective Life Corp.                                        44,700      1,195,725
Scottish Annuity & Life Holdings Ltd. (Bermuda)             126,900      2,564,649
Stancorp Financial Group, Inc.                               10,200        532,644
UnumProvident Corp.                                         118,800      1,593,108
                                                                      ------------
                                                                         7,614,181
                                                                      ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
MANAGED HEALTH CARE  2.7%
American Medical Security Group, Inc. (a)                    95,300   $  1,820,230
Coventry Health Care, Inc. (a)                              160,100      7,390,216
                                                                      ------------
                                                                         9,210,446
                                                                      ------------
MOTORCYCLE MANUFACTURERS  0.2%
Polaris Industries, Inc.                                     12,100        742,940
                                                                      ------------

MULTI-LINE INSURANCE  1.3%
American Financial Group, Inc.                               74,700      1,703,160
Nationwide Financial Services, Inc.                          82,400      2,678,000
                                                                      ------------
                                                                         4,381,160
                                                                      ------------
MULTI-UTILITIES & UNREGULATED POWER  1.0%
Questar Corp.                                               102,300      3,423,981
                                                                      ------------

OFFICE ELECTRONICS  0.3%
IKON Office Solutions, Inc.                                 106,200        945,180
                                                                      ------------

OIL & GAS DRILLING  1.2%
Grey Wolf, Inc. (a)                                         282,500      1,141,300
Pride International, Inc. (a)                                83,800      1,577,116
Rowan Cos., Inc. (a)                                         61,400      1,375,360
                                                                      ------------
                                                                         4,093,776
                                                                      ------------
OIL & GAS EQUIPMENT & SERVICES  2.0%
Grant Pride, Inc. (a)                                       109,400      1,285,450
Key Energy Services, Inc. (a)                               142,500      1,527,600
Newpark Resources, Inc. (a)                                 168,600        923,928
Oil States International, Inc. (a)                           61,700        746,570
Tidewater, Inc.                                              82,000      2,408,340
                                                                      ------------
                                                                         6,891,888
                                                                      ------------
OIL & GAS EXPLORATION & PRODUCTION  2.4%
Chesapeake Energy Corp.                                     157,000      1,585,700
Forest Oil Corp. (a)                                        109,200      2,743,104
St. Mary Land & Exploration Co.                              40,500      1,105,650
Ultra Petroleum Corp.                                        84,900      1,096,059
XTO Energy, Inc.                                             75,400      1,516,294
                                                                      ------------
                                                                         8,046,807
                                                                      ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  0.3%
Doral Financial Corp. (Puerto Rico)                          20,150        899,697
                                                                      ------------

PACKAGED FOODS  1.1%
Pilgrims Pride Corp.                                        120,100      1,161,367
Smithfield Foods, Inc. (a)                                  107,200      2,457,024
                                                                      ------------
                                                                         3,618,391
                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
PAPER PACKAGING  1.3%
Smurfit-Stone Container Corp. (a)                           146,900   $  1,914,107
Sonoco Products Co.                                         107,400      2,579,748
                                                                      ------------
                                                                         4,493,855
                                                                      ------------
PAPER PRODUCTS  0.8%
Boise Cascade Corp.                                          22,400        535,360
Bowater, Inc.                                                55,800      2,089,710
                                                                      ------------
                                                                         2,625,070
                                                                      ------------
PERSONAL PRODUCTS  1.3%
NBTY, Inc. (a)                                              126,100      2,655,666
Stage Stores, Inc. (a)                                       72,600      1,706,100
                                                                      ------------
                                                                         4,361,766
                                                                      ------------
PHARMACEUTICALS  1.3%
Inamed Corp. (a)                                              3,100        166,439
MGI Pharma, Inc. (a)                                        136,000      3,485,680
Pozen, Inc. (a)                                              57,900        635,742
                                                                      ------------
                                                                         4,287,861
                                                                      ------------
PROPERTY & CASUALTY  2.1%
Harleysville Group, Inc.                                     11,500        264,730
Infinity Property & Casualty Corp.                           67,700      1,600,428
Ohio Casualty Corp. (a)                                     104,800      1,381,264
Philadelphia Consolidated Holding Corp. (a)                  18,100        731,240
Selective Insurance Group, Inc.                              36,500        914,325
Transatlantic Holdings, Inc.                                 34,300      2,371,845
                                                                      ------------
                                                                         7,263,832
                                                                      ------------
RAILROADS  0.4%
Genesee & Wyoming, Inc. (a)                                  62,100      1,277,397
                                                                      ------------

REAL ESTATE INVESTMENT TRUSTS  8.0%
American Financial Realty Trust                              66,600        993,006
BRE Properties, Inc.                                         23,000        763,600
Camden Property Trust                                        28,800      1,006,560
Developers Diversified Realty Corp.                          83,800      2,383,272
Duke Realty Corp.                                            65,300      1,799,015
General Growth Properties, Inc.                              35,700      2,229,108
Host Marriott Corp. (a)                                     134,900      1,234,335
Kilroy Realty Corp.                                          50,500      1,388,750
Kimco Realty Corp.                                           46,100      1,747,190
Maguire Properties, Inc. (a)                                 67,000      1,289,750
Pan Pacific Retail Properties, Inc.                          20,000        787,000
Prentiss Properties Trust                                    34,300      1,028,657
ProLogis Trust                                               82,800      2,260,440
PS Business Parks, Inc.                                      37,700      1,330,810
Regency Centers Corp.                                        23,200        811,536

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Rouse Co.                                                    60,000   $  2,286,000
SL Green Realty Corp.                                        27,400        955,986
Trizec Properties, Inc.                                      81,869        930,850
United Dominion Realty Trust, Inc.                           55,700        959,154
Universal Health Realty Income                               24,700        666,900
                                                                      ------------
                                                                        26,851,919
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  0.4%
Catellus Development Corp. (a)                               64,100      1,410,200
                                                                      ------------

REINSURANCE  1.0%
Everest Re Group Ltd. (Barbados)                             15,000      1,147,500
Platinum Underwriters Holdings, Ltd. (Bermuda)               41,000      1,112,740
Reinsurance Group of America, Inc.                           35,000      1,123,500
                                                                      ------------
                                                                         3,383,740
                                                                      ------------
REGIONAL BANKS  3.5%
Banknorth Group, Inc.                                        66,900      1,707,288
Charter One Financial, Inc.                                  61,100      1,905,098
Cullen Frost Bankers, Inc.                                   21,900        702,990
East West Bancorp, Inc.                                      58,600      2,117,804
First Midwest Bancorp, Inc.                                  28,200        812,442
Provident Financial Group, Inc.                              47,700      1,222,551
Southwest Bancorp of Texas, Inc. (a)                         16,700        542,917
Zions Bancorp                                                59,000      2,985,990
                                                                      ------------
                                                                        11,997,080
                                                                      ------------
RESTAURANTS  0.7%
O'Charleys, Inc. (a)                                         72,500      1,560,925
Sonic Corp. (a)                                              29,800        757,814
                                                                      ------------
                                                                         2,318,739
                                                                      ------------
SEMICONDUCTOR EQUIPMENT  0.6%
Lam Research Corp. (a)                                       67,300      1,225,533
Ultratech, Inc. (a)                                          35,400        654,546
                                                                      ------------
                                                                         1,880,079
                                                                      ------------
SEMICONDUCTORS  1.1%
Cypress Semiconductor Corp. (a)                              58,400        700,800
Integrated Device Technology, Inc. (a)                       78,300        865,215
Intersil Corp. (a)                                           42,500      1,130,925
Skyworks Solutions, Inc. (a)                                141,800        959,986
                                                                      ------------
                                                                         3,656,926
                                                                      ------------
SPECIALIZED FINANCE  0.5%
CIT Group, Inc.                                              72,100      1,777,265
                                                                      ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                         MARKET
DESCRIPTION                                                 SHARES        VALUE
SPECIALTY CHEMICALS  0.7%
Cambrex Corp.                                                39,500   $    909,290
Minerals Technologies, Inc.                                  18,800        914,808
Schulman A, Inc.                                             43,000        690,580
                                                                      ------------
                                                                         2,514,678
                                                                      ------------
SPECIALTY STORES  2.9%
Foot Locker, Inc.                                           202,500      2,683,125
Hancock Fabrics, Inc.                                        88,100      1,422,815
Hollywood Entertainment Corp. (a)                           120,200      2,067,440
Jo Ann Stores, Inc. (a)                                      48,600      1,229,580
Linens N Things, Inc. (a)                                    98,900      2,335,029
                                                                      ------------
                                                                         9,737,989
                                                                      ------------
STEEL  0.5%
AK Steel Holding Corp. (a)                                  167,900        607,798
Steel Dynamics, Inc. (a)                                     82,900      1,135,730
                                                                      ------------
                                                                         1,743,528
                                                                      ------------
SYSTEMS SOFTWARE  2.8%
Ascential Software Corp. (a)                                 59,225        973,659
Macrovision Corp. (a)                                        41,500        826,680
Micromuse, Inc. (a)                                         118,100        943,619
NetIQ Corp. (a)                                             142,800      2,207,688
NetScreen Technologies, Inc. (a)                             37,800        852,390
Network Associates, Inc. (a)                                 66,100        838,148
Novell, Inc. (a)                                            261,700        806,036
Sybase, Inc. (a)                                             85,100      1,183,741
Vignette Corp. (a)                                          414,400        861,952
                                                                      ------------
                                                                         9,493,913
                                                                      ------------
TECHNOLOGY DISTRIBUTORS  0.5%
Avnet, Inc. (a)                                              54,800        694,864
Tech Data Corp. (a)                                          34,600        924,166
                                                                      ------------
                                                                         1,619,030
                                                                      ------------
THRIFTS & MORTGAGE FINANCE  2.6%
Brookline Bancorp, Inc.                                      74,400      1,041,600
Downey Financial Corp.                                       21,300        879,690
MAF Bancorp, Inc.                                            23,500        871,145
PMI Group, Inc.                                              82,200      2,206,248
Radian Group, Inc.                                           55,400      2,030,410
Webster Financial Corp.                                      49,500      1,871,100
                                                                      ------------
                                                                         8,900,193
                                                                      ------------
TOBACCO  1.1%
R.J. Reynolds Tobacco Holdings, Inc.                         46,700      1,737,707
Universal Corp.                                              45,000      1,903,500
                                                                      ------------
                                                                         3,641,207
                                                                      ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                                  MARKET
DESCRIPTION                                                       SHARES           VALUE
TRUCKING  1.6%
Arkansas Best Corp.                                                50,000      $  1,189,500
SCS Transportation, Inc. (a)                                       64,600           815,898
USF Corp.                                                          29,300           790,221
Yellow Corp. (a)                                                  106,700         2,470,105
                                                                               ------------
                                                                                  5,265,724
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  98.8%
   (Cost $296,104,984)                                                          334,362,851
                                                                               ------------

REPURCHASE AGREEMENT  0.8%
State Street Bank & Trust Co. ($2,763,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $2,763,050)
   (Cost $2,763,000)                                                              2,763,000
                                                                               ------------

TOTAL INVESTMENTS  99.6%
   (Cost $298,867,984)                                                          337,125,851

OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%                                       1,504,513
                                                                               ------------

NET ASSETS  100.0%                                                             $338,630,364
                                                                               ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
Total Investments (Cost $298,867,984)                                              $ 337,125,851
Cash                                                                                         783
Receivables:
   Investments Sold                                                                    9,738,339
   Dividends                                                                             307,154
   Fund Shares Sold                                                                      233,812
   Interest                                                                                   50
Other                                                                                     59,720
                                                                                   -------------
     Total Assets                                                                    347,465,709
                                                                                   -------------
LIABILITIES:
Payables:
   Investments Purchased                                                               5,710,143
   Fund Shares Repurchased                                                             2,209,186
   Distributor and Affiliates                                                            423,084
   Investment Advisory Fee                                                               229,890
Accrued Expenses                                                                         192,304
Trustees' Deferred Compensation and Retirement Plans                                      70,738
                                                                                   -------------
     Total Liabilities                                                                 8,835,345
                                                                                   -------------
NET ASSETS                                                                         $ 338,630,364
                                                                                   =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)                                                              $ 473,636,758
Net Unrealized Appreciation                                                           38,257,867
Accumulated Net Investment Income                                                        110,808
Accumulated Net Realized Loss                                                       (173,375,069)
                                                                                   -------------
NET ASSETS                                                                         $ 338,630,364
                                                                                   =============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $134,987,175 and 7,789,829 shares of beneficial interest issued
     and outstanding)                                                              $       17.33
     Maximum sales charge (5.75% of offering price)                                         1.06
                                                                                   -------------
     Maximum offering price to public                                              $       18.39
                                                                                   =============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $145,730,695 and 8,837,757 shares of beneficial interest issued and
     outstanding)                                                                  $       16.49
                                                                                   =============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $57,912,494 and 3,487,602 shares of beneficial interest issued and
     outstanding)                                                                  $       16.61
                                                                                   =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,887)                             $  4,899,607
Interest                                                                                181,262
Other                                                                                   331,370
                                                                                   ------------
     Total Income                                                                     5,412,239
                                                                                   ------------
EXPENSES:
Investment Advisory Fee                                                               2,957,790
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
 $349,378, $1,486,266 and $592,636, respectively)                                     2,428,280
Administrative Fee                                                                      603,188
Shareholder Services                                                                    482,947
Custody                                                                                  66,686
Legal                                                                                    45,601
Trustees' Fees and Related Expenses                                                      20,243
Other                                                                                   232,969
                                                                                   ------------
     Total Expenses                                                                   6,837,704
     Expense Reduction                                                                   86,642
     Less Credits Earned on Cash Balances                                                 3,966
                                                                                   ------------
     Net Expenses                                                                     6,747,096
                                                                                   ------------
NET INVESTMENT LOSS                                                                $ (1,334,857)
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                     $(45,313,945)
   Foreign Currency Transactions                                                            (19)
                                                                                   ------------
Net Realized Loss                                                                   (45,313,964)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                           17,350,661
   End of the Period                                                                 38,257,867
                                                                                   ------------
Net Unrealized Appreciation During the Period                                        20,907,206
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS                                                   $(24,406,758)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $(25,741,615)
                                                                                   ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED      YEAR ENDED
                                                               JUNE 30, 2003    JUNE 30, 2002
                                                             ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                            $  (1,334,857)   $  (3,814,762)
Net Realized Loss                                                (45,313,964)     (20,889,718)
Net Unrealized Appreciation/Depreciation
 During the Period                                                20,907,206      (40,101,442)
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES              (25,741,615)     (64,805,922)
                                                               -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                         76,144,866       69,400,488
Cost of Shares Repurchased                                      (181,922,560)    (240,840,954)
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS              (105,777,694)    (171,440,466)
                                                               -------------    -------------
TOTAL DECREASE IN NET ASSETS                                    (131,519,309)    (236,246,388)
NET ASSETS:
Beginning of the Period                                          470,149,673      706,396,061
                                                               -------------    -------------
End of the Period (Including accumulated
 net investment income of $110,808 and $56,191,
 respectively)                                                 $ 338,630,364    $ 470,149,673
                                                               =============    =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                           YEAR ENDED JUNE 30,
                                                    --------------------------------------------------------
                                                     2003(a)     2002(a)     2001(a)     2000(a)     1999(a)
                                                    --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $17.68      $19.46      $23.03      $23.58      $21.34
                                                     ------      ------      ------      ------      ------
  Net Investment Income/Loss                            -0-(c)     (.05)       (.02)       (.08)        .01
  Net Realized and Unrealized Gain/Loss                (.35)      (1.73)      (1.97)       1.09        3.43
                                                     ------      ------      ------      ------      ------
Total from Investment Operations                       (.35)      (1.78)      (1.99)       1.01        3.44
                                                     ------      ------      ------      ------      ------
Less Distributions from Net Realized Gain               -0-         -0-       (1.58)      (1.56)      (1.20)
                                                     ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                   $17.33      $17.68      $19.46      $23.03      $23.58
                                                     ======      ======      ======      ======      ======

Total Return* (b)                                    -2.04%      -9.14%      -8.47%       4.62%      17.41%
Net Assets at End of the Period
  (In millions)                                      $135.0      $193.0      $323.9      $434.8      $343.0
Ratio of Expenses to Average
  Net Assets*                                         1.49%       1.46%       1.46%       1.47%       1.49%
Ratio of Net Investment Income/Loss to
  Average Net Assets*                                 (.03%)      (.25%)      (.13%)      (.33%)       .03%
Portfolio Turnover                                     124%        133%        211%        272%        283%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets             1.52%         N/A         N/A         N/A         N/A
  Ratio of Net Investment Loss to Average
  Net Assets                                          (.06%)        N/A         N/A         N/A         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                           YEAR ENDED JUNE 30,
                                                     ------------------------------------------------------
                                                     2003(a)     2002(a)     2001(a)     2000(a)     1999(a)
                                                     ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $16.95      $18.81      $22.48      $23.23      $21.20
                                                     ------      ------      ------      ------      ------
  Net Investment Loss                                  (.11)       (.18)       (.17)       (.25)       (.14)
  Net Realized and Unrealized Gain/Loss                (.35)      (1.68)      (1.92)       1.06        3.37
                                                     ------      ------      ------      ------      ------
Total from Investment Operations                       (.46)      (1.86)      (2.09)        .81        3.23
                                                     ------      ------      ------      ------      ------
Less Distributions from Net Realized Gain               -0-         -0-       (1.58)      (1.56)      (1.20)
                                                     ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                   $16.49      $16.95      $18.81      $22.48      $23.23
                                                     ======      ======      ======      ======      ======

Total Return* (b)                                    -2.77%      -9.84%      -9.20%       3.85%      16.50%
Net Assets at End of the Period
  (In millions)                                      $145.7      $198.4      $263.9      $356.7      $341.9
Ratio of Expenses to Average
  Net Assets*                                         2.25%       2.21%       2.21%       2.21%       2.24%
Ratio of Net Investment Loss to Average
  Net Assets*                                         (.79%)     (1.00%)      (.88%)     (1.06%)      (.72%)
Portfolio Turnover                                     124%        133%        211%        272%        283%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets            2.27%         N/A         N/A         N/A         N/A
   Ratio of Net Investment Loss to Average
   Net Assets                                         (.81%)        N/A         N/A         N/A         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                           YEAR ENDED JUNE 30,
                                                     ------------------------------------------------------
                                                     2003(a)     2002(a)     2001(a)     2000(a)     1999(a)
                                                     ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $16.97      $18.82      $22.49      $23.24      $21.20
                                                     ------      ------      ------      ------      ------
  Net Investment Loss                                  (.03)       (.18)       (.18)       (.25)       (.14)
  Net Realized and Unrealized Gain/Loss                (.33)      (1.67)      (1.91)       1.06        3.38
                                                     ------      ------      ------      ------      ------
Total from Investment Operations                       (.36)      (1.85)      (2.09)        .81        3.24
                                                     ------      ------      ------      ------      ------
Less Distributions from Net Realized Gain               -0-         -0-       (1.58)      (1.56)      (1.20)
                                                     ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                   $16.61      $16.97      $18.82      $22.49      $23.24
                                                     ======      ======      ======      ======      ======

Total Return* (b)                                    -2.18%(c)   -9.82       -9.14%       3.80%      16.55%
Net Assets at End of the Period
  (In millions)                                      $ 57.9      $ 78.8      $118.6      $192.7      $165.4
Ratio of Expenses to Average
  Net Assets*                                         2.24%(d)    2.21%       2.21%       2.21%       2.24%
Ratio of Net Investment Loss to Average
  Net Assets*                                         (.22%)(c)  (1.00%)      (.88%)     (1.06%)      (.72%)
Portfolio Turnover                                     124%        133%        211%        272%        283%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets            2.26%(d)      N/A         N/A         N/A         N/A
   Ratio of Net Investment Loss to Average
   Net Assets                                         (.24%)(c)     N/A         N/A         N/A         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small-to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $153,224,855, which will expire between June 30, 2009 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

   Cost of investments for tax purposes                         $302,654,653
                                                                ============
   Gross tax unrealized appreciation                            $ 46,132,733
   Gross tax unrealized depreciation                             (11,661,535)
                                                                ------------
   Net tax unrealized appreciation on investments               $ 34,471,198
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences related to net realized foreign currency losses totaling $19 have been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to a net operating loss totaling $1,688,162 has been reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $3,560 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. In addition, permanent book and tax differences related to distributions from and the sale of real estate investment trusts totaling $443,264 have been reclassified from accumulated undistributed net investment income to capital and accumulated net realized loss in the amounts of $5,162 and $438,102, respectively. Also, permanent book and tax differences related to prior year adjustments in the amount of $253,417 have been reclassed from accumulated undistributed net investment income to accumulated net realized loss and capital in the amounts of $10,057 and $243,360, respectively.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions, distributions received from real estate investment trusts, and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $3,966 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies againt the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion                                                    0.85%
Next $500 million                                                   0.80%
Over $1.5 billion                                                   0.75%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser" a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.
     For the year ended June 30, 2003, the Adviser waived $0 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $18,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $26,800 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JP Morgan"), through its corporate affiliate JP Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JP Morgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $2,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Adviser and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund. SSB and the Adviser are compensated for such services by the Fund.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $320,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $86,642 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $46,928 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS
At June 30, 2003, capital aggregated $195,814,738, $202,348,152 and $75,473,868 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                  SHARES          VALUE
Sales:
   Class A                                        4,415,074   $  67,247,898
   Class B                                          468,259       6,931,858
   Class C                                          133,768       1,965,111
                                              -------------   -------------
Total Sales                                       5,017,101   $  76,144,866
                                              =============   =============

Repurchases:
   Class A                                       (7,540,255)  $(114,757,158)
   Class B                                       (3,335,037)    (48,520,331)
   Class C                                       (1,287,483)    (18,645,072)
                                              -------------   -------------
Total Repurchases                               (12,162,775)  $(181,922,560)
                                              =============   =============

     At June 30, 2002, capital aggregated $244,097,457, $244,759,498 and
$92,483,857 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                  SHARES          VALUE
Sales:
   Class A                                        3,120,715   $  56,867,745
   Class B                                          577,606      10,169,991
   Class C                                          134,018       2,362,752
                                              -------------   -------------
Total Sales                                       3,832,339   $  69,400,488
                                              =============   =============

Repurchases:
   Class A                                       (8,847,490)  $(158,493,086)
   Class B                                       (2,902,085)    (50,883,204)
   Class C                                       (1,793,163)    (31,464,664)
                                              -------------   -------------
Total Repurchases                               (13,542,738)  $(240,840,954)
                                              =============   =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

the shares were purchased. For the year ended June 30, 2003 and 2002, 116,808 and 23,709 Class B Shares automatically converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                              CONTINGENT DEFERRED SALES CHARGE
                                                 AS A PERCENTAGE OF DOLLAR
                                                 AMOUNT SUBJECT TO CHARGE
                                              --------------------------------
YEAR OF REDEMPTION                            CLASS B                 CLASS C
First                                         5.00%                   1.00%
Second                                        4.00%                    None
Third                                         3.00%                    None
Fourth                                        2.50%                    None
Fifth                                         1.50%                    None
Thereafter                                     None                    None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $16,100 and CDSC on redeemed shares of Classes B and C of approximately $320,100. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $425,067,366 and $504,360,987, respectively.

5.  DISTRIBUTIONS AND SERVICE PLANS
     With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,892,200 and $0 for class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $1,070,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $168,600.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen American Value Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60606

(1)  Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                             NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME    PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED   DURING PAST 5 YEARS                      BY DIRECTOR HELD BY DIRECTOR
David C. Arch (58)           Director    Director   Chairman and Chief Executive Officer of      91      Trustee/Director/Managing
Blistex Inc.                             since 2003 Blistex Inc., a consumer health care                 General Partner of funds
1800 Swift Drive                                    products manufacturer. Former Director               in the Fund Complex.
Oak Brook, IL 60523                                 of the World Presidents
                                                    Organization-Chicago Chapter. Director
                                                    of the Heartland Alliance, a nonprofit
                                                    organization serving human needs based
                                                    in Chicago.

J. Miles Branagan (71)       Director    Director   Private investor. Co-founder, and prior      89      Trustee/Director/Managing
1632 Morning Mountain Road               since 1997 to August 1996, Chairman, Chief                      General Partner of funds in
Raleigh, NC 27614                                   Executive Officer and President, MDT                 the Fund Complex.
                                                    Corporation (now known as
                                                    Getinge/Castle, Inc., a subsidiary of
                                                    Getinge Industrier AB), a company which
                                                    develops, manufactures, markets and
                                                    services medical and scientific
                                                    equipment.

                                                                                             NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME    PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED   DURING PAST 5 YEARS                      BY DIRECTOR HELD BY DIRECTOR
Jerry D. Choate (64)         Director    Director   Prior to January 1999, Chairman and          89      Trustee/Director/Managing
33971 Selva Road                         since 1999 Chief Executive Officer of the Allstate              General Partner of funds in
Suite 130                                           Corporation ("Allstate") and Allstate                the Fund Complex. Director
Dana Point, CA 92629                                Insurance Company. Prior to January                  of Amgen Inc., a
                                                    1995, President and Chief Executive                  biotechnological company,
                                                    Officer of Allstate. Prior to August                 and Director of Valero
                                                    1994, various management positions at                Energy Corporation, an
                                                    Allstate.                                            independent refining
                                                                                                         company.

Rod Dammeyer (62)            Director    Director   President of CAC, llc., a private            91      Trustee/Director/Managing
CAC, llc.                                since 2003 company offering capital investment and              General Partner of funds in
4350 LaJolla Village Drive                          management advisory services. Prior to               the Fund Complex. Director
Suite 980                                           July 2000, Managing Partner of Equity                of TeleTech Holdings Inc.,
San Diego, CA 92122-6223                            Group Corporate Investment (EGI), a                  Stericycle, Inc.,
                                                    company that makes private investments               TheraSense, Inc., GATX
                                                    in other companies.                                  Corporation, Arris Group,
                                                                                                         Inc. and Trustee of the
                                                                                                         University of Chicago
                                                                                                         Hospitals and Health
                                                                                                         Systems. Prior to May 2002,
                                                                                                         Director of Peregrine
                                                                                                         Systems Inc. Prior to
                                                                                                         February 2001, Vice
                                                                                                         Chairman and Director of
                                                                                                         Anixter International, Inc.
                                                                                                         and IMC Global Inc. Prior
                                                                                                         to July 2000, Director of
                                                                                                         Allied Riser Communications
                                                                                                         Corp., Matria Healthcare
                                                                                                         Inc., Transmedia Networks,
                                                                                                         Inc., CNA Surety, Corp. and
                                                                                                         Grupo Azcarero Mexico
                                                                                                         (GAM). Prior to April 1999,
                                                                                                         Director of Metal
                                                                                                         Management, Inc.

                                                                                              NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME    PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED   DURING PAST 5 YEARS                      BY DIRECTOR HELD BY DIRECTOR
Linda Hutton Heagy (55)      Director    Director   Managing Partner of Heidrick &               89      Trustee/Director/Managing
Heidrick & Struggles                     since 1997 Struggles, an executive search firm.                 General Partner of funds in
233 South Wacker Drive                              Trustee on the University of Chicago                 the Fund Complex.
Suite 7000                                          Hospitals Board, Vice Chair of the Board
Chicago, IL 60606                                   of the YMCA of Metropolitan Chicago and
                                                    a member of the Women's Board of the
                                                    University of Chicago. Prior to 1997,
                                                    Partner of Ray & Berndtson, Inc., an
                                                    executive recruiting firm. Prior to
                                                    1996, Trustee of The International House
                                                    Board, a fellowship and housing
                                                    organization for international graduate
                                                    students. Prior to 1995, Executive Vice
                                                    President of ABN AMRO, N.A., a bank
                                                    holding company. Prior to 1992,
                                                    Executive Vice President of La Salle
                                                    National Bank.

R. Craig Kennedy (51)        Director    Director   Director and President of the German         89      Trustee/Director/Managing
11 DuPont Circle, N.W.                   since 1997 Marshall Fund of the United States, an               General Partner of funds in
Washington, D.C. 20016                              independent U.S. foundation created to               the Fund Complex.
                                                    deepen understanding, promote
                                                    collaboration and stimulate exchanges of
                                                    practical experience between Americans
                                                    and Europeans. Formerly, advisor to the
                                                    Dennis Trading Group Inc., a managed
                                                    futures and option company that invests
                                                    money for individuals and institutions.
                                                    Prior to 1992, President and Chief
                                                    Executive Officer, Director and member
                                                    of the Investment Committee of the Joyce
                                                    Foundation, a private foundation.

Howard J Kerr (67)           Director    Director   Prior to 1998, President and Chief            91     Trustee/Director/Managing
736 North Western Avenue                 since 2003 Executive Officer of Pocklington                     General Partner of funds in
P.O. Box 317                                        Corporation, Inc., an investment holding             the Fund Complex. Director
Lake Forest, IL 60045                               company. Director of the Marrow                      of the Lake Forest Bank &
                                                    Foundation                                           Trust.

                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME    PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED   DURING PAST 5 YEARS                      BY DIRECTOR HELD BY DIRECTOR
Jack E. Nelson (67)          Director    Director   President of Nelson Investment Planning      89      Trustee/Director/Managing
423 Country Club Drive                   since 1997 Services, Inc., a financial planning                 General Partner of funds in
Winter Park, FL 32789                               company and registered investment                    the Fund Complex.
                                                    adviser in the State of Florida.
                                                    President of Nelson Ivest Brokerage
                                                    Services Inc., a member of the NASD,
                                                    Securities Investors Protection Corp.
                                                    and the Municipal Securities Rulemaking
                                                    Board. President of Nelson Sales and
                                                    Services Corporation, a marketing and
                                                    services company to support affiliated
                                                    companies.

Hugo F. Sonnenschein (62)    Director    Director   President Emeritus and Honorary Trustee      91      Trustee/Director/Managing
1126 E. 59th Street                      since 2003 of the University of Chicago and the                 General Partner of funds in
Chicago, IL 60637                                   Adam Smith Distinguished Service                     the Fund Complex. Director
                                                    Professor in the Department of Economics             of Winston Laboratories,
                                                    at the University of Chicago. Prior to               Inc.
                                                    July 2000, President of the University
                                                    of Chicago. Trustee of the University of
                                                    Rochester and a member of its investment
                                                    committee. Member of the National
                                                    Academy of Sciences, the American
                                                    Philosophical Society and a fellow of
                                                    the American Academy of Arts and
                                                    Sciences.

Suzanne H. Woolsey (61)      Director    Director   Chief Communications Officer of the          89      Trustee/Director/Managing
2101 Constitution Ave., N.W.             since 1999 National Academy of Sciences/National                General Partner of funds in
Room 285                                            Research Council, an independent,                    the Fund Complex. Director
Washington, D.C. 20418                              federally chartered policy institution,              of Neurogen Corporation, a
                                                    since 2001 and previously Chief                      pharmaceutical company,
                                                    Operating Officer from 1993 to 2001.                 since January 1998.
                                                    Director of the Institute for Defense
                                                    Analyses, a federally funded research
                                                    and development center, Director of the
                                                    German Marshall Fund of the United
                                                    States, and Trustee of Colorado College.
                                                    Prior to 1993, Executive Director of the
                                                    Commission on Behavioral and Social
                                                    Sciences and Education at the National
                                                    Academy of Sciences/National Research
                                                    Council. From 1980 through 1989, Partner
                                                    of Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                             NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME    PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND       SERVED   DURING PAST 5 YEARS                      BY DIRECTOR HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director    Director   President of funds in the Fund               89      Trustee/Director/Managing
1221 Avenue of the Americas  and         since 1999 Complex. Chairman, President, Chief                  General Partner of funds in
New York, NY 10020           President              Executive Officer and Director of the                the Fund Complex.
                                                    Advisers and VK Advisors Inc. since
                                                    December 2002. Chairman, President and
                                                    Chief Executive Officer of Van Kampen
                                                    Investments since December 2002.
                                                    Director of Van Kampen Investments
                                                    since December 1999. Chairman and
                                                    Director of Van Kampen Funds Inc.
                                                    since December 2002. President,
                                                    Director and Chief Operating Officer
                                                    of Morgan Stanley Investment
                                                    Management since December 1998.
                                                    President and Director since April
                                                    1997 and Chief Executive Officer since
                                                    June 1998 of Morgan Stanley Investment
                                                    Advisors Inc. and Morgan Stanley
                                                    Services Company Inc. Chairman, Chief
                                                    Executive Officer and Director of
                                                    Morgan Stanley Distributors Inc. since
                                                    June 1998. Chairman since June 1998,
                                                    and Director since January 1998 of
                                                    Morgan Stanley Trust. Director of
                                                    various Morgan Stanley subsidiaries.
                                                    President of the Morgan Stanley Funds
                                                    since May 1999. Previously Chief
                                                    Executive Officer of Van Kampen Funds
                                                    Inc. from December 2002 to July 2003,
                                                    Chief Strategic Officer of Morgan
                                                    Stanley Investment Advisors Inc. and
                                                    Morgan Stanley Services Company Inc.
                                                    and Executive Vice President of Morgan
                                                    Stanley Distributors Inc. from April
                                                    1997 to June 1998. Chief Executive
                                                    Officer from September 2002 to April
                                                    2003 and Vice President from May 1997
                                                    to April 1999 of the Morgan Stanley
                                                    Funds.

                                                                                             NUMBER OF
                                          TERM OF                                             FUNDS IN
                                         OFFICE AND                                             FUND
                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME    PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND       SERVED   DURING PAST 5 YEARS                      BY DIRECTOR HELD BY DIRECTOR
Richard F. Powers, III* (57) Director    Director   Advisory Director of Morgan Stanley.         91      Trustee/Director/Managing
1 Parkview Plaza                         since 1999 Prior to December 2002, Chairman,                    General Partner of funds in
P.O. Box 5555                                       Director, President, Chief Executive                 the Fund Complex.
Oakbrook Terrace, IL 60181                          Officer and Managing Director of Van
                                                    Kampen Investments and its investment
                                                    advisory, distribution and other
                                                    subsidiaries. Prior to December 2002,
                                                    President and Chief Executive Officer
                                                    of funds in the Fund Complex. Prior to
                                                    May 1998, Executive Vice President and
                                                    Director of Marketing at Morgan
                                                    Stanley and Director of Dean Witter,
                                                    Discover & Co. and Dean Witter Realty.
                                                    Prior to 1996, Director of Dean Witter
                                                    Reynolds Inc.

Wayne W. Whalen* (64)        Director    Director   Partner in the law firm of Skadden,          91      Trustee/Director/Managing
333 West Wacker Drive                    since 1997 Arps, Slate, Meagher & Flom                          General Partner of funds in
Chicago, IL 60606                                   (Illinois), legal counsel to funds in                the Fund Complex.
                                                    the Fund Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                    TERM OF
                                                   OFFICE AND
                                POSITION(S)        LENGTH OF
NAME, AGE AND                    HELD WITH           TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND             SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (62)        Vice President        Officer      Managing Director of Global Research Investment Management. Vice
2800 Post Oak Blvd.                               since 1998   President of funds in the Fund Complex. Prior to December 2002,
45th Floor                                                     Chief Investment Officer of Van Kampen Investments and President
Houston, TX 77056                                              and Chief Operations Officer of the Advisers and Van Kampen
                                                               Advisors Inc. Prior to May 2002, Executive Vice President and Chief
                                                               Investment Officer of funds in the Fund Complex. Prior to May 2001,
                                                               Managing Director and Chief Investment Officer of Van Kampen
                                                               Investments, and Managing Director and President of the Advisers
                                                               and Van Kampen Advisors Inc. Prior to December 2000, Executive Vice
                                                               President and Chief Investment Officer of Van Kampen Investments,
                                                               and President and Chief Operating Officer of the Advisers. Prior to
                                                               April 2000, Executive Vice President and Chief Investment Officer
                                                               for Equity Investments of the Advisers. Prior to October 1998, Vice
                                                               President and Senior Portfolio Manager with AIM Capital Management,
                                                               Inc. Prior to February 1998, Senior Vice President and Portfolio
                                                               Manager of Van Kampen American Capital Asset Management, Inc., Van
                                                               Kampen American Capital Investment Advisory Corp. and Van Kampen
                                                               American Capital Management, Inc.

Stefanie V. Chang (36)      Vice President        Officer      Executive Director of Morgan Stanley Investment Management. Vice
1221 Avenue of the Americas                       since 2003   President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)    Executive Vice        Officer      Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas President and Chief   since 2002   Investment Advisors Inc., Morgan Stanley Investment Management Inc.
New York, NY 10020          Investment Officer                 and Morgan Stanley Investments LP and Director of Morgan Stanley
                                                               Trust for over 5 years. Executive Vice President and Chief
                                                               Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the
                                                               Advisers and Van Kampen Advisors Inc. since December 2002.

John R. Reynoldson (50)     Vice President        Officer      Executive Director and Portfolio Specialist of the Advisers and Van
1 Parkview Plaza                                  since 2000   Kampen Advisors Inc. Vice President of funds in the Fund Complex.
P.O. Box 5555                                                  Prior to July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                     Department of the Advisers and Van Kampen Advisors Inc. Prior to
                                                               December 2000, Senior Vice President of the Advisers and Van Kampen
                                                               Advisors Inc. Prior to May 2000, Senior Vice President of the
                                                               investment grade taxable group for the Advisers. Prior to June
                                                               1999, Senior Vice President of the government securities bond group for Asset Management.

                                                    TERM OF
                                                   OFFICE AND
                                POSITION(S)        LENGTH OF
NAME, AGE AND                    HELD WITH           TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND             SERVED     DURING PAST 5 YEARS
Ronald E. Robison (64)      Executive Vice        Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas President and         since 2003   Executive Vice President and Principal Executive Officer of funds
New York, NY 10020          Principal Executive                in the Fund Complex. Chief Global Operations Officer and Managing
                            Officer                            Director of Morgan Stanley Investment Management Inc. Managing
                                                               Director of Morgan Stanley. Managing Director and Director of
                                                               Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services
                                                               Company Inc. Chief Executive Officer and Director of Morgan Stanley
                                                               Trust. Vice President of the Morgan Stanley Funds.

A. Thomas Smith III (46)    Vice President and    Officer      Managing Director of Morgan Stanley, Managing Director and Director
1221 Avenue of the Americas Secretary             since 1999   of Van Kampen Investments, Director of the Advisers, Van Kampen
New York, NY 10020                                             Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Managing Director and
                                                               General Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                               Inc. Vice President and Secretary of funds in the Fund Complex.
                                                               Prior to July 2001, Managing Director, General Counsel, Secretary
                                                               and Director of Van Kampen Investments, the Advisers, the
                                                               Distributor, Investor Services, and certain other subsidiaries of
                                                               Van Kampen Investments. Prior to December 2000, Executive Vice
                                                               President, General Counsel, Secretary and Director of Van Kampen
                                                               Investments, the Advisers, Van Kampen Advisors Inc., the
                                                               Distributor, Investor Services and certain other subsidiaries of
                                                               Van Kampen Investments. Prior to January 1999, Vice President and
                                                               Associate General Counsel to New York Life Insurance Company ("New
                                                               York Life"), and prior to March 1997, Associate General Counsel of
                                                               New York Life. Prior to December 1993, Assistant General Counsel of
                                                               The Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                               Willkie Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                               the Securities and Exchange Commission, Division of Investment
                                                               Management, Office of Chief Counsel.

John L. Sullivan (48)       Vice President,       Officer      Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza            Chief Financial       since 1997   Advisers, Van Kampen Advisors Inc. and certain other subsidiaries
P.O. Box 5555               Officer and                        of Van Kampen Investments. Vice President, Chief Financial Officer
Oakbrook Terrace, IL 60181  Treasurer                          and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002,
                                                               Executive Director of Van Kampen Investments, the Advisers and Van
                                                               Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]

                         GENERATIONS OF EXPERIENCE(SM)

                   Copyright (C)2003 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 453, 553, 653
                   MSAV ANR 8/03  11637H03-AP-8/03

VAN KAMPEN
ASIAN EQUITY
FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VANKAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   Welcome, Shareholder

   In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.


                NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the MSCI All Country Far East Free Ex-Japan Index from 6/30/93 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

               VAN KAMPEN              MSCI ALL COUNTRY FAR
               ASIAN EQUITY FUND       EAST FREE EX-JAPAN INDEX
 6/30/1993                $9,427                        $10,000
 9/30/1993               $10,047                        $11,328
12/31/1993               $14,446                        $16,565
 3/31/1994               $11,752                        $12,965
 6/30/1994               $12,176                        $13,525
 9/30/1994               $13,873                        $15,194
12/31/1994               $12,391                        $13,668
 3/31/1995               $12,140                        $13,501
 6/30/1995               $13,333                        $14,776
 9/30/1995               $13,008                        $14,544
12/31/1995               $13,179                        $14,878
 3/31/1996               $14,032                        $16,317
 6/30/1996               $13,926                        $16,277
 9/30/1996               $13,561                        $16,047
12/31/1996               $13,573                        $16,539
 3/31/1997               $12,877                        $15,920
 6/30/1997               $13,772                        $16,737
 9/30/1997               $10,980                        $13,620
12/31/1997                $6,892                         $9,210
 3/31/1998                $7,000                        $10,116
 6/30/1998                $5,431                         $6,834
 9/30/1998                $5,148                         $6,223
12/31/1998                $6,494                         $8,767
 3/31/1999                $6,751                         $9,266
 6/30/1999                $9,541                        $12,782
 9/30/1999                $8,819                        $11,495
12/31/1999               $11,983                        $14,213
 3/31/2000               $12,448                        $13,800
 6/30/2000               $10,828                        $12,202
 9/30/2000                $8,827                        $10,274
12/31/2000                $7,175                         $8,982
 3/31/2001                $6,834                         $8,664
 6/30/2001                $6,593                         $8,468
 9/30/2001                $5,024                         $6,740
12/31/2001                $6,618                         $8,794
 3/31/2002                $7,465                         $9,850
 6/30/2002                $6,959                         $9,272
 9/30/2002                $5,555                         $7,745
12/31/2002                $5,680                         $7,982
 3/31/2003                $5,024                         $7,370
 6/30/2003                $6,220                         $8,787

                          A SHARES                  B SHARES                 C SHARES
                       SINCE 06/23/93            SINCE 8/01/95            SINCE 06/23/93
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL      W/O SALES    W/SALES     W/O SALES     W/SALES     W/O SALES     W/SALES
TOTAL RETURNS        CHARGES     CHARGES      CHARGES      CHARGES      CHARGES      CHARGES
Since Inception       -4.07%     -4.63%       -9.92%       -9.92%       -4.70%        -4.70%

10-year               -4.07      -4.64           --           --        -4.71         -4.71

5-year                 2.75       1.54         2.18         1.91         2.13          2.13

1-year               -10.62     -15.75       -11.13       -15.57       -11.28        -12.17

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI All Country Far East Free Ex-Japan Index is composed of common stocks from Indonesia, Hong Kong, the Philippines, Korea, Taiwan and Thailand and assumes dividends are reinvested. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE TWELVE-MONTH PERIOD ENDED JUNE 30, 2003

     The fund is managed by the Adviser's Asian Equity team. Members of the team include Ashutosh Sinha, Managing Director; Hahn Sull, Executive Director; and Narayan Ramachandran, Managing Director.(1) The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Equity investments in Asian markets, as in other emerging markets, experienced two distinct market environments during the 12-month period. Volatility in the global markets, driven primarily by geopolitical concerns and the outbreak of severe acute respiratory syndrome (SARS), gave way to an improving market environment, with indications of increasing stability and improved investor sentiment in the last few months of the period.

     - After a difficult third quarter 2002, most Asian markets rallied during the fourth quarter. However, weak global demand and negative sentiment in the technology sector still hampered performance in the remainder of the period.

     - Concerns about oil prices and the prospect of military conflict in the Middle East, coupled with apprehension over export weakness, dominated the first quarter of 2003. While Asia did show some positive macroeconomic results during the period, these data were overshadowed by heightened tensions in the Korean Peninsula, concerns about corporate governance in South Korea, and the outbreak of SARS--factors that drove some Asian markets' valuations to lows not seen since the Asian currency-crisis trough in 1998.

     - Initially, the SARS outbreak depressed consumer sentiment and dampened the region's economic outlook. However, by April, reduced infection rates in most countries helped Asian markets rebound. Although the long-term economic effect of SARS remains to be seen, investor sentiment worldwide improved during the second quarter of 2003, buoyed by expectations for better economic growth following the successful U.S.-led campaign in Iraq, reduced tension in the Korean Peninsula, and the subsequent easing of oil prices.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - The fund returned -10.62 percent for the 12 months ended June 30, 2003. Performance figures are for Class A shares, and assume the

(1) Team members may change at any time without notice.

        reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - By comparison, the fund's benchmark, the MSCI All-Country Far East Free Ex-Japan Index, returned -5.49 percent.

     See Performance Summary for additional information and index definitions.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. Relative to the fund's benchmark index, underweight positions in China and Malaysia and exposure to Taiwan's tech sector were the primary detractors to fund performance.

     - The fund's underweight in China was primarily driven by an underweight position in the telecom sector, which was exposed to intense competition and potential profit erosion.

     - Performance was dampened by an underweight position in Malaysia, which outperformed its peers during the period. Our underweight stance was based on the dearth of opportunities and unattractive valuations.

     - Positions in Taiwan's tech sector also negatively impacted performance because of reduced global demand and weak semiconductor prices.

TOP 10 HOLDINGS AS OF 6/30/03

Samsung Electronics                9.1%
Cheung Kong Holdings               4.5
Taiwan Semiconductor
Manufacturing                      4.0
SK Telecom                         2.6
Singapore Airlines                 2.5
Henderson Land Development         2.2
LG Electronics                     2.1
CNOOC                              2.1
Hyundai Mobis                      1.9
Sun Hung Kai Properties            1.9

TOP 5 COUNTRIES AS OF 6/30/03

Republic of Korea                 28.2%
Hong Kong                         21.9
Taiwan-Republic of China          17.6
Singapore                         11.6
Thailand                           5.3

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The fund benefited most from country allocation in Indonesia and stock selection in South Korea and Thailand.

     - Country allocation in Indonesia added to performance. The Indonesian market was supported by a confluence of factors including a weak U.S. dollar, declining interest rates, tax incentives, oil revenues and improved domestic demand.

     - The fund's performance was also buoyed by stock selection in South Korea, notably within the banking and securities industries. We trimmed positions in heavily debt-ridden banks such as Kookmin Bank and increased exposure to Daishin Securities, which was unburdened by debt and owned a favorable brokerage franchise.

     - Positions in Thailand also enhanced performance, where falling interest rates have spurred domestic consumption. Thailand has also benefited from an improving macroeconomic outlook, stable political environment, and rising exports.

Q. PLEASE WALK US THROUGH SOME OF YOUR TOP HOLDINGS AND COUNTRY ALLOCATIONS, HIGHLIGHTING KEY THEMES.

A. We found investments that met our criteria in Indonesia and Hong Kong, and we continued to emphasize countries, such as Thailand, that have shown some progress toward macroeconomic, political, or social reform.

     - A number of attractive factors led to an emphasis on Indonesia, including cheap valuations, declining interest rates fueling robust domestic consumption, firm prices for Indonesia's oil exports, and tax changes that boosted consumers' income. We believe consumer-discretionary stocks, such as automobile manufacturer Astra International, could be well positioned to benefit from these dynamics.

     - The dramatic underperfomance of Hong Kong's market--due, in part, to the SARS outbreak--signaled several attractive buying opportunities, leading to the fund's overweight in Hong Kong. Buying on these dips, the fund was able to invest in companies with attractive valuations where we see potentially limited downside, such as hotels, airlines, and other service companies.

     - We remain focused on countries that are demonstrating reform momentum, such as Thailand, where the government's intervention in Thai Petrochemical's insolvency issue showed the government's commitment to economic reform. Siam City Cement, Land and House and Bangkok Bank all also appeared to be well-supported by an increasingly attractive macroeconomic outlook in this market.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. While remaining cautious on medium-term global economic prospects, we believe the following trends may support a continuing rise in GDP growth expectations for emerging markets relative to the developed world:

     - Improving current accounts, rising commodity prices and appreciating currencies.

     - Declining interest rates in many Asian markets that help increase domestic consumption, which could fuel growth in these economies.

     - An accommodative pick-up in the global economy, which creates greater demand for the export-driven economies in Asia.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  98.6%
BERMUDA  4.4%
Esprit Holdings Ltd.                                          309,000     $   756,833
Johnson Electric Holdings Ltd.                                320,800         399,038
Li & Fung Ltd.                                                488,000         628,918
TPV Technology Ltd.                                           759,000         262,950
                                                                          -----------
                                                                            2,047,739
                                                                          -----------
CHINA  2.2%
Byd Co., Ltd.                                                 139,000         311,042
China Oilfield Services Ltd.                                  622,000         139,584
China Shipping Development Co.                                672,000         241,288
Huaneng Power International, Inc.                             318,000         362,932
                                                                          -----------
                                                                            1,054,846
                                                                          -----------
HONG KONG  22.0%
Asia Aluminun Holdings Ltd.                                 3,275,000         432,571
Bank of East Asia                                             228,000         445,875
Cathay Pacific Airways Ltd.                                   325,000         437,604
Cheung Kong Holdings Ltd.                                     356,000       2,136,507
China Mobile Ltd.                                             359,000         847,073
CNOOC Ltd.                                                    670,500         980,194
Henderson Land Development Co., Ltd.                          364,000       1,040,914
Hong Kong Exchanges & Clearing Ltd.                           366,000         530,357
Hutchison Whampoa Ltd.                                        107,930         657,422
Hysan Development Co., Ltd.                                   165,000         135,417
Sun Hung Kai Properties Ltd.                                  178,000         897,059
Swire Pacific Ltd., Class A                                   140,000         610,401
Techtronic Industries Co.                                     372,000         622,532
Television Broadcasts Ltd.                                    171,000         610,703
                                                                          -----------
                                                                           10,384,629
                                                                          -----------
INDIA  0.0%
Hero Honda Motors Ltd.                                            500           2,731
                                                                          -----------
INDONESIA  4.5%
PT Astra International Tbk (a)                              1,689,884         732,283
PT Bank Central Asia Tbk                                      656,000         228,606
PT Bank Mandiri Tbk (a) (b)                                   973,500          79,650
PT Bank Pan Indonesia Tbk                                   4,522,300         169,929
PT Ramayana Lestari Santosa Tbk                             1,123,000         438,991
PT Telekomunikasi Tbk                                         871,500         488,568
                                                                          -----------
                                                                            2,138,027
                                                                          -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
MALAYSIA  4.4%
Commerce Asset Holdings Bhd.                                  215,000     $   195,763
Gamuda Bhd.                                                   154,000         249,237
Magnum Corp., Bhd.                                            407,000         285,971
Malayan Banking Bhd.                                          153,600         347,621
Perusahaan Otomobil Nasional Bhd.                              62,000         132,158
Resorts World Bhd.                                            108,000         278,526
S P Setia Bhd.                                                368,499         277,344
Tanjong Public Co., Ltd.                                       61,000         160,526
YTL Corp., Bhd.                                               144,000         151,579
                                                                          -----------
                                                                            2,078,725
                                                                          -----------
REPUBLIC OF KOREA  26.4%
CJ Home Shopping                                                7,383         383,211
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)          7,540          63,754
Daewoo Shipbuilding & Marine Engineering Co., Ltd.,
  144A-Private Placement- GDR (a) (c)                          17,600         292,160
Daishin Securities Co., Ltd.                                   42,650         739,100
Good Morning Shinhan Securities Co., Ltd. (a)                  35,020         155,384
Hyundai Department Store Co., Ltd.                             15,060         335,367
Hyundai Mobis                                                  35,410         908,595
LG Electronics, Inc.                                           23,640         985,577
LG Household & Health Care Ltd.                                 8,940         230,891
Pantech Co., Ltd.                                              10,620         100,021
POSCO                                                           3,550         368,522
Samsung Electronics Co., Ltd                                   14,426       4,287,342
Samsung Heavy Industries Co., Ltd.                             43,380         173,956
Samsung SDI Co., Ltd.                                           9,640         730,364
Samsung Securities Co., Ltd.                                   22,545         546,403
Shinhan Financial Group Co., Ltd.                              24,920         259,735
Shinsegae Co., Ltd.                                               970         151,448
SK Telecom Co., Ltd.                                            7,270       1,241,591
Tong Yang Confectionery Corp.                                   7,990         493,648
                                                                          -----------
                                                                           12,447,069
                                                                          -----------
SINGAPORE  11.7%
CapitaLand Ltd.                                               693,000         488,042
Chartered Semiconductor Manufacturing (a)                     416,000         214,999
City Developments Ltd.                                        113,000         284,947
DBS Group Holdings Ltd.                                        95,661         559,596
Neptune Orient Lines Ltd. (a)                                 554,000         465,665
Oversea-Chinese Banking Corp., Ltd.                            98,000         556,581
Sembcorp Industries Ltd.                                      618,000         449,263
Singapore Airlines Ltd.                                       202,000       1,193,128
United Overseas Bank Ltd.                                      71,156         501,113

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
SINGAPORE (CONTINUED)
Venture Manufacturing Ltd.                                     48,800     $   446,219
Wing Tai Holdings Ltd.                                        791,000         332,438
                                                                          -----------
                                                                            5,491,991
                                                                          -----------
TAIWAN-REPUBLIC OF CHINA  17.7%
Ambit Microsystems Corp.                                       75,000         231,869
Asia Optical Co., Inc.                                         27,000         140,422
Capital Securities Corp.                                      529,000         164,309
Cathay Financial Holding Co., Ltd.                            387,000         472,988
Cheng Loong Corp.                                             173,000          45,487
Chinatrust Financial Holding Co.                              419,285         337,996
Compal Electronic, Inc.                                       158,000         211,823
CTCI Corp.                                                    228,000         147,564
Eva Airways Corp. (a)                                         591,528         211,931
Evergreen Marine Corp.                                        377,000         267,963
Fubon Financial Holding Co., Ltd.                             278,000         222,496
Hon Hai Precision Industry Co., Ltd.                          195,250         708,000
Largan Precision Co., Ltd.                                     29,200         175,487
Nan Ya Plastics Corp.                                         270,000         292,546
Phoenixtec Power Co., Ltd.                                    188,000         158,070
Polaris Securities Co., Ltd (a)                               696,000         333,823
Premier Image Technology Corp.                                294,000         454,464
Quanta Computer, Inc.                                         187,712         387,790
Quanta Storage, Inc.                                           30,000         214,967
Siliconware Precision Industries Co. (a)                      524,752         333,561
Taishin Financial Holdings Co., Ltd.                          510,000         265,241
Taiwan Semiconductor Manufacturing Co., Ltd. (a)            1,144,413       1,884,760
Yang Ming Marine Transport (a)                                264,000         175,441
Yuanta Core Pacific Securities Co.                            423,000         221,216
Zyxel Communications Corp.                                    151,000         283,589
                                                                          -----------
                                                                            8,343,803
                                                                          -----------
THAILAND  5.3%
Bangkok Bank Public Co., Ltd. (a)                             386,300         619,806
Bangkok Bank Public Co., Ltd.- NVDR (a)                        35,400          47,122
Italian-Thai Development Public Co., Ltd. (a)                 171,200         136,325
Kasikornbank Public Co., Ltd. (a)                             285,400         266,269
Kasikornbank Public Co., Ltd.- NVDR (a)                       168,800         136,420
Land & House Co., Ltd.                                      1,064,500         240,379
Siam Cement Public Co., Ltd.                                   79,500         317,471
Siam Cement Public Co., Ltd.- NVDR                             71,500         254,932
Siam City Cement Public Co., Ltd.                              47,133         239,754
Siam Commercial Bank Public Co., Ltd. (a)                     286,100         244,821
                                                                          -----------
                                                                            2,503,299
                                                                          -----------

TOTAL COMMON STOCKS  98.6%                                                 46,492,859
                                                                          -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                            MARKET
DESCRIPTION                                                   SHARES         VALUE
PREFERRED STOCKS  1.9%
REPUBLIC OF KOREA  1.9%
Daishin Securities Co., Ltd.                                   27,200     $   193,554
Hyundai Motor Co., Ltd.                                        21,400         276,794
Samsung Electronics Co., Ltd.                                   2,860         408,229
                                                                          -----------

TOTAL PREFERRED STOCKS                                                        878,577
                                                                          -----------

TOTAL INVESTMENTS  100.5%
  (Cost $35,253,094)                                                       47,371,436

FOREIGN CURRENCY  0.4%
  (Cost $190,104)                                                             189,355

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)                                (421,025)
                                                                          -----------

NET ASSETS  100.0%                                                        $47,139,766
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

GDR--Global Depositary Receipt
NVDR--Non-Voting Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003

ASSETS:
Total Investments (Cost $35,253,094)                                            $ 47,371,436
Foreign Currency (Cost $190,104)                                                     189,355
Receivables:
  Investments Sold                                                                   203,430
  Dividends                                                                           72,372
  Fund Shares Sold                                                                     5,576
  Expense Reimbursement from Adviser                                                   5,025
Other Assets                                                                          46,632
                                                                                ------------
     Total Assets                                                                 47,893,826
                                                                                ------------
LIABILITIES:
Payables:
  Custodian Bank                                                                     156,552
  Investments Purchased                                                               94,825
  Fund Shares Repurchased                                                             84,917
  Distributor and Affiliates                                                          80,678
Accrued Expenses                                                                     282,665
Directors' Deferred Compensation and Retirement Plans                                 54,423
                                                                                ------------
     Total Liabilities                                                               754,060
                                                                                ------------
NET ASSETS                                                                      $ 47,139,766
                                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000.000 shares authorized)     $155,122,974
Net Unrealized Appreciation                                                       12,110,948
Accumulated Net Investment Loss                                                     (275,449)
Accumulated Net Realized Loss                                                   (119,818,707)
                                                                                ------------
NET ASSETS                                                                      $ 47,139,766
                                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $24,992,389 and 3,336,519 shares of beneficial interest issued
     and outstanding)                                                           $       7.49
     Maximum sales charge (5.75% of offering price)                                      .46
                                                                                ------------
     Maximum offering price to public                                           $       7.95
                                                                                ============
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $11,101,249 and 1,580,155 shares of beneficial interest issued
     and outstanding)                                                           $       7.03
                                                                                ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $11,046,128 and 1,578,322 shares of beneficial interest issued
     and outstanding)                                                           $       7.00
                                                                                ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $188,974)                        $ 1,196,348
Interest (Net of foreign withholding taxes of $24)                                   33,467
                                                                                -----------
     Total Income                                                                 1,229,815
                                                                                -----------
EXPENSES:
Investment Advisory Fee                                                             550,955
Custody                                                                             405,826
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $75,717, $134,118 and $113,730, respectively)                                     323,565
Shareholder Services                                                                191,288
Administrative Fee                                                                   99,762
Country Tax Expense                                                                  95,817
Shareholder Reports                                                                  75,653
Legal                                                                                20,532
Directors' Fees and Related Expenses                                                 13,877
Other                                                                               120,087
                                                                                -----------
     Total Expenses                                                               1,897,362
     Expense Reduction ($464,447 Investment Advisory Fee
     and $100,975 Other)                                                            565,422
     Less Credits Earned on Cash Balances                                             4,121
                                                                                -----------
     Net Expenses                                                                 1,327,819
                                                                                -----------
NET INVESTMENT LOSS                                                             $   (98,004)
                                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                   $(4,860,576)
  Foreign Currency Transactions                                                    (331,167)
                                                                                -----------
Net Realized Loss                                                                (5,191,743)
                                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                        13,269,144
                                                                                -----------
  End of the Period:
     Investments                                                                 12,118,342
     Foreign Currency Translation                                                    (7,394)
                                                                                -----------
                                                                                 12,110,948
                                                                                -----------
Net Unrealized Depreciation During the Period                                    (1,158,196)
                                                                                -----------
NET REALIZED AND UNREALIZED LOSS                                                $(6,349,939)
                                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                      $(6,447,943)
                                                                                ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED       YEAR ENDED
                                                               JUNE 30, 2003    JUNE 30, 2002
                                                               ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                            $     (98,004)   $    (372,597)
Net Realized Loss                                                 (5,191,743)      (2,149,334)
Net Unrealized Appreciation/Depreciation During the Period        (1,158,196)       7,806,522
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES               (6,447,943)       5,284,591
                                                               -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                        215,057,058      246,142,484
Cost of Shares Repurchased                                      (231,043,948)    (269,325,394)
                                                               -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS               (15,986,890)     (23,182,910)
                                                               -------------    -------------
TOTAL DECREASE IN NET ASSETS                                     (22,434,833)     (17,898,319)
NET ASSETS:
Beginning of the Period                                           69,574,599       87,472,918
                                                               -------------    -------------
End of the Period (Including accumulated net investment
  loss of $275,449 and $142,707, respectively)                 $  47,139,766    $  69,574,599
                                                               =============    =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                   YEAR ENDED JUNE 30,
                                                 ----------------------------------------------------
                                                 2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                     $  8.38     $ 7.92    $ 13.06    $ 11.48     $  6.53
                                                 -------     ------    -------    -------     -------
  Net Investment Income/Loss                         .01       (.01)      (.05)      (.08)        .02
  Net Realized and Unrealized Gain/Loss             (.90)       .47      (5.09)      1.66        4.93
                                                 -------     ------    -------    -------     -------
Total from Investment Operations                    (.89)       .46      (5.14)      1.58        4.95
                                                 -------     ------    -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD               $  7.49     $ 8.38    $  7.92    $ 13.06     $ 11.48
                                                 =======     ======    =======    =======     =======

Total Return* (b)                                -10.62%      5.54%    -39.11%     13.49%      75.69%
Net Assets at End of the Period
  (In millions)                                  $  25.0     $ 36.3    $  48.6    $  76.3     $  88.8
Ratio of Expenses to Average
  Net Assets* (c)                                  2.08%      2.03%      2.02%      1.92%       1.95%
Ratio of Net Investment Income/Loss
  to Average Net Assets*                            .13%      (.13%)     (.50%)     (.66%)       .28%
Portfolio Turnover                                  174%       128%       125%       108%        138%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets (c)    3.11%      2.38%      2.13%      2.02%       2.03%
    Ratio of Net Investment Income/Loss to
    Average Net Assets                             (.90%)     (.48%)     (.61%)     (.76%)       .20%
    Ratio of Expenses to Average Net Assets
    Excluding Country Tax Expense and
    Interest Expense (c)                           1.91%      1.90%      1.90%      1.90%       1.90%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction in expenses, the ratio would decrease by .01% for the year ended June 30, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                     YEAR ENDED JUNE 30,
                                                 ----------------------------------------------------
                                                 2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                     $  7.91     $ 7.52    $ 12.43    $ 11.01     $  6.31
                                                 -------     ------    -------    -------     -------
  Net Investment Loss                               (.04)      (.07)      (.12)      (.17)       (.03)
  Net Realized and Unrealized Gain/Loss             (.84)       .46      (4.79)      1.59        4.73
                                                 -------     ------    -------    -------     -------
Total from Investment Operations                    (.88)       .39      (4.91)      1.42        4.70
                                                 -------     ------    -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD               $  7.03     $ 7.91    $  7.52    $ 12.43     $ 11.01
                                                 =======     ======    =======    =======     =======

Total Return* (b)                                -11.13%      5.19%    -39.45%     12.81%      74.48%
Net Assets at End of the Period (In millions)    $  11.1     $ 18.7    $  21.6    $  45.8     $  42.9
Ratio of Expenses to Average
  Net Assets* (c)                                  2.83%      2.77%      2.77%      2.67%       2.70%
Ratio of Net Investment Loss to Average
  Net Assets*                                      (.58%)     (.94%)    (1.30%)    (1.42%)      (.44%)
Portfolio Turnover                                  174%       128%       125%       108%        138%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets (c)                                 3.86%      3.13%      2.92%      2.77%       2.78%
    Ratio of Net Investment Loss to Average
    Net Assets                                    (1.61%)    (1.30%)    (1.45%)    (1.52%)      (.52%)
    Ratio of Expenses to Average
    Net Assets Excluding Country Tax
    Expense and Interest Expense (c)               2.66%      2.65%      2.65%      2.65%       2.65%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction in expenses, the ratio would decrease by .01% for the year ended June 30, 2003.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                     YEAR ENDED JUNE 30,
                                                 ----------------------------------------------------
                                                 2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)
                                                 ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                     $  7.89     $ 7.50    $ 12.39    $ 10.97     $  6.29
                                                 -------     ------    -------    -------     -------
   Net Investment Loss                              (.04)      (.07)      (.12)      (.17)       (.04)
   Net Realized and Unrealized Gain/Loss            (.85)       .46      (4.77)      1.59        4.72
                                                 -------     ------    -------    -------     -------
Total from Investment Operations                    (.89)       .39      (4.89)      1.42        4.68
                                                 -------     ------    -------    -------     -------
NET ASSET VALUE, END OF THE PERIOD               $  7.00     $ 7.89    $  7.50    $ 12.39     $ 10.97
                                                 =======     ======    =======    =======     =======

Total Return* (b)                                -11.28%      5.20%    -39.37%     12.76%      74.13%
Net Assets at End of the Period
  (In millions)                                  $  11.0     $ 14.6    $  17.3    $  38.9     $  40.7
Ratio of Expenses to Average
  Net Assets* (c)                                  2.84%      2.77%      2.77%      2.67%       2.70%
Ratio of Net Investment Loss to Average
  Net Assets*                                      (.52%)     (.94%)    (1.31%)    (1.43%)      (.48%)
Portfolio Turnover                                  174%       128%       125%       108%        138%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average
    Net Assets (c)                                 3.87%      3.13%      2.92%      2.77%       2.78%
    Ratio of Net Investment Loss to
    Average Net Assets                            (1.55%)    (1.30%)    (1.46%)    (1.53%)      (.56%)
    Ratio of Expenses to Average
    Net Assets Excluding Country Tax
    Expense and Interest Expense (c)               2.66%      2.65%      2.65%      2.65%       2.65%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction in expenses, the ratio would decrease by .01% for the year ended June 30, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Asian Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $113,612,329, which will expire between June 30, 2006 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                $39,046,388
                                                                    ===========
Gross tax unrealized appreciation                                   $ 9,279,274
Gross tax unrealized depreciation                                      (954,226)
                                                                    -----------
Net tax unrealized appreciation on investments                      $ 8,325,048
                                                                    ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences related to net realized losses on foreign currency transactions totaling $331,167 have been reclassified from accumulated net realized loss to accumulated net investment loss. A permanent book and tax difference relating to a current year net operating loss totaling $294,044 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference relating to the Fund's investment in other regulated investment

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

companies totaling $2,385 was reclassified from accumulated net realized loss to accumulated undistributed net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

G. EXPENSE REDUCTION During the year ended June 30, 2003, the Fund's custody fee was reduced by $4,121 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                       1.00%
Next $500 million                                                        0.95%
Over $1 billion                                                          0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $464,447 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $17,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser also provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $4,700 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $109,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency, and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $100,975 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statements of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $31,754 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $72,598.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $63,408,995, $42,463,987 and $49,249,992 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                       SHARES          VALUE
Sales:
   Class A                                           30,091,744   $ 212,584,795
   Class B                                              177,292       1,224,984
   Class C                                              178,940       1,247,279
                                                    -----------   -------------
Total Sales                                          30,447,976   $ 215,057,058
                                                    ===========   =============
Repurchases:
   Class A                                          (31,087,077)  $(221,697,524)
   Class B                                             (961,248)     (6,352,353)
   Class C                                             (447,944)     (2,994,071)
                                                    -----------   -------------
Total Repurchases                                   (32,496,269)  $(231,043,948)
                                                    ===========   =============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     At June 30, 2002, capital aggregated $72,683,571, $47,662,881 and
$51,057,456 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                       SHARES         VALUE
Sales:
   Class A                                           31,776,794   $ 236,619,844
   Class B                                              170,904       1,327,815
   Class C                                            1,120,918       8,194,825
                                                    -----------   -------------
Total Sales                                          33,068,616   $ 246,142,484
                                                    ===========   =============

Repurchases:
   Class A                                          (33,583,855)  $(252,691,321)
   Class B                                             (673,012)     (4,970,699)
   Class C                                           (1,576,717)    (11,663,374)
                                                    -----------   -------------
Total Repurchases                                   (35,833,584)  $(269,325,394)
                                                    ===========   =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 272,964 and 5,840 Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                           CONTINGENT DEFERRED
                                                            SALES CHARGE AS A
                                                          PERCENTAGE OF DOLLAR
                                                            AMOUNT SUBJECT TO
                                                                  CHARGE
                                                         -----------------------
YEAR OF REDEMPTION                                        CLASS B        CLASS C
First                                                      5.00%          1.00%
Second                                                     4.00%           None
Third                                                      3.00%           None
Fourth                                                     2.50%           None
Fifth                                                      1.50%           None
Thereafter                                                  None           None

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $8,200 and CDSC on redeemed shares of approximately $33,400. Sales charges do not represent expenses of the Fund.

     On February 20, 2003, the Directors of the Van Kampen Asian Equity Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Emerging Markets Fund ("Acquiring Fund"). The Directors of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $91,894,948 and $103,907,043, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $107,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $19,300. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $2,331,300 and $1,879,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Asian Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Asian Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Asian Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

*  Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN ASIAN EQUITY FUND


BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N, Stetson Avenue
Chicago, Illinois 60601

(1)  Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                              NUMBER OF
                                           TERM OF                                            FUNDS IN
                                         OFFICE AND                                             FUND
                            POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
David C. Arch (58)          Director     Director    Chairman and Chief Executive Officer         91      Trustee/Director/Managing
Blistex Inc.                             since 2003  of Blistex Inc., a consumer health                   General Partner of funds
1800 Swift Drive                                     care products manufacturer. Former                   in the Fund Complex.
Oak Brook, IL 60523                                  Director of the World Presidents
                                                     Organization-Chicago Chapter. Director
                                                     of the Heartland Alliance, a nonprofit
                                                     organization serving human needs based
                                                     in Chicago.

J. Miles Branagan (71)      Director     Director    Private investor. Co-founder, and            89      Trustee/Director/Managing
1632 Morning Mountain Road               since 1997  prior to August 1996, Chairman, Chief                General Partner of funds
Raleigh, NC 27614                                    Executive Officer and President, MDT                 in the Fund Complex.
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a subsidiary of
                                                     Getinge Industrier AB), a company
                                                     which develops, manufactures, markets
                                                     and services medical and scientific
                                                     equipment.

                                                                                              NUMBER OF
                                           TERM OF                                            FUNDS IN
                                         OFFICE AND                                             FUND
                            POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (64)        Director     Director    Prior to January 1999, Chairman and          89      Trustee/Director/Managing
33971 Selva Road                         since 1999  Chief Executive Officer of the                       General Partner of funds
Suite 130                                            Allstate Corporation ("Allstate") and                in the Fund Complex.
Dana Point, CA 92629                                 Allstate Insurance Company. Prior to                 Director of Amgen Inc., a
                                                     January 1995, President and Chief                    biotechnological company,
                                                     Executive Officer of Allstate. Prior                 and Director of Valero
                                                     to August 1994, various management                   Energy Corporation, an
                                                     positions at Allstate.                               independent refining
                                                                                                          company.

Rod Dammeyer (62)           Director     Director    President of CAC, llc., a private            91      Trustee/Director/Managing
CAC, llc.                                since 2003  company offering capital investment                  General Partner of funds
4350 LaJolla Village Drive                           and management advisory services.                    in the Fund Complex.
Suite 980                                            Prior to July 2000, Managing Partner                 Director of TeleTech
San Diego, CA 92122-6223                             of Equity Group Corporate Investment                 Holdings Inc.,
                                                     (EGI), a company that makes private                  Stericycle, Inc.,
                                                     investments in other companies.                      TheraSense, Inc., GATX
                                                                                                          Corporation, Arris
                                                                                                          Group, Inc. and Trustee
                                                                                                          of the University of
                                                                                                          Chicago Hospitals and
                                                                                                          Health Systems. Prior to
                                                                                                          May 2002, Director of
                                                                                                          Peregrine Systems Inc.
                                                                                                          Prior to February 2001,
                                                                                                          Vice Chairman and
                                                                                                          Director of Anixter
                                                                                                          International, Inc. and
                                                                                                          IMC Global Inc. Prior to
                                                                                                          July 2000, Director of
                                                                                                          Allied Riser
                                                                                                          Communications Corp.,
                                                                                                          Matria Healthcare Inc.,
                                                                                                          Transmedia Networks,
                                                                                                          Inc., CNA Surety, Corp.
                                                                                                          and Grupo Azcarero
                                                                                                          Mexico (GAM). Prior to
                                                                                                          April 1999, Director of
                                                                                                          Metal Management, Inc.

                                                                                              NUMBER OF
                                           TERM OF                                            FUNDS IN
                                         OFFICE AND                                             FUND
                            POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Linda Hutton Heagy (55)     Director     Director    Managing Partner of Heidrick &               89      Trustee/Director/Managing
Heidrick & Struggles                     since 1997  Struggles, an executive search firm.                 General Partner of funds
233 South Wacker Drive                               Trustee on the University of Chicago                 in the Fund Complex.
Suite 7000                                           Hospitals Board, Vice Chair of the
Chicago, IL 60606                                    Board of the YMCA of Metropolitan
                                                     Chicago and a member of the Women's
                                                     Board of the University of Chicago.
                                                     Prior to 1997, Partner of Ray &
                                                     Berndtson, Inc., an executive
                                                     recruiting firm. Prior to 1996,
                                                     Trustee of The International House
                                                     Board, a fellowship and housing
                                                     organization for international
                                                     graduate students. Prior to 1995,
                                                     Executive Vice President of ABN AMRO,
                                                     N.A., a bank holding company. Prior to
                                                     1992, Executive Vice President of La
                                                     Salle National Bank.

R. Craig Kennedy (51)       Director     Director    Director and President of the German         89      Trustee/Director/Managing
11 DuPont Circle, N.W.                   since 1997  Marshall Fund of the United States, an               General Partner of funds
Washington, D.C. 20016                               independent U.S. foundation created to               in the Fund Complex.
                                                     deepen understanding, promote
                                                     collaboration and stimulate exchanges
                                                     of practical experience between
                                                     Americans and Europeans. Formerly,
                                                     advisor to the Dennis Trading Group
                                                     Inc., a managed futures and option
                                                     company that invests money for
                                                     individuals and institutions. Prior to
                                                     1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.

Howard J Kerr (67)          Director     Director    Prior to 1998, President and Chief           91      Trustee/Director/Managing
736 North Western Avenue                 since 2003  Executive Officer of Pocklington                     General Partner of funds
P.O. Box 317                                         Corporation, Inc., an investment                     in the Fund Complex.
Lake Forest, IL 60045                                holding company. Director of the                     Director of the Lake
                                                     Marrow Foundation                                    Forest Bank & Trust.

                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Jack E. Nelson (67)          Director    Director    President of Nelson Investment               89      Trustee/Director/Managing
423 Country Club Drive                   since 1997  Planning Services, Inc., a financial                 General Partner of funds
Winter Park, FL 32789                                planning company and registered                      in the Fund Complex.
                                                     investment adviser in the State of
                                                     Florida. President of Nelson Ivest
                                                     Brokerage Services Inc., a member of
                                                     the NASD, Securities Investors
                                                     Protection Corp. and the Municipal
                                                     Securities Rulemaking Board. President
                                                     of Nelson Sales and Services
                                                     Corporation, a marketing and services
                                                     company to support affiliated
                                                     companies.

Hugo F. Sonnenschein (62)    Director    Director    President Emeritus and Honorary              91      Trustee/Director/Managing
1126 E. 59th Street                      since 2003  Trustee of the University of Chicago                 General Partner of funds
Chicago, IL 60637                                    and the Adam Smith Distinguished                     in the Fund Complex.
                                                     Service Professor in the Department of               Director of Winston
                                                     Economics at the University of                       Laboratories, Inc.
                                                     Chicago. Prior to July 2000, President
                                                     of the University of Chicago. Trustee
                                                     of the University of Rochester and a
                                                     member of its investment committee.
                                                     Member of the National Academy of
                                                     Sciences, the American Philosophical
                                                     Society and a fellow of the American
                                                     Academy of Arts and Sciences.

Suzanne H. Woolsey (61)      Director    Director    Chief Communications Officer of the          89      Trustee/Director/Managing
2101 Constitution Ave., N.W.             since 1999  National Academy of Sciences/National                General Partner of funds
Room 285                                             Research Council, an independent,                    in the Fund Complex.
Washington, D.C. 20418                               federally chartered policy                           Director of Neurogen
                                                     institution, since 2001 and previously               Corporation, a
                                                     Chief Operating Officer from 1993 to                 pharmaceutical company,
                                                     2001. Director of the Institute for                  since January 1998.
                                                     Defense Analyses, a federally funded
                                                     research and development center,
                                                     Director of the German Marshall Fund
                                                     of the United States, and Trustee of
                                                     Colorado College. Prior to 1993,
                                                     Executive Director of the Commission
                                                     on Behavioral and Social Sciences and
                                                     Education at the National Academy of
                                                     Sciences/National Research Council.
                                                     From 1980 through 1989, Partner of
                                                     Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                              NUMBER OF
                                           TERM OF                                            FUNDS IN
                                         OFFICE AND                                             FUND
                             POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director    Director    President of funds in the Fund               89      Trustee/Director/Managing
1221 Avenue of the Americas  and         since 1999  Complex. Chairman, President, Chief                  General Partner of funds
New York, NY 10020           President               Executive Officer and Director of the                in the Fund Complex.
                                                     Advisers and VK Advisors Inc. since
                                                     December 2002. Chairman, President and
                                                     Chief Executive Officer of Van Kampen
                                                     Investments since December 2002.
                                                     Director of Van Kampen Investments
                                                     since December 1999. Chairman and
                                                     Director of Van Kampen Funds Inc.
                                                     since December 2002. President,
                                                     Director and Chief Operating Officer
                                                     of Morgan Stanley Investment
                                                     Management since December 1998.
                                                     President and Director since April
                                                     1997 and Chief Executive Officer since
                                                     June 1998 of Morgan Stanley Investment
                                                     Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of
                                                     Morgan Stanley Distributors Inc. since
                                                     June 1998. Chairman since June 1998,
                                                     and Director since January 1998 of
                                                     Morgan Stanley Trust. Director of
                                                     various Morgan Stanley subsidiaries.
                                                     President of the Morgan Stanley Funds
                                                     since May 1999. Previously Chief
                                                     Executive Officer of Van Kampen Funds
                                                     Inc. from December 2002 to July 2003,
                                                     Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc. and
                                                     Morgan Stanley Services Company Inc.
                                                     and Executive Vice President of Morgan
                                                     Stanley Distributors Inc. from April
                                                     1997 to June 1998. Chief Executive
                                                     Officer from September 2002 to April
                                                     2003 and Vice President from May 1997
                                                     to April 1999 of the Morgan Stanley
                                                     Funds.

                                                                                                NUMBER OF
                                             TERM OF                                            FUNDS IN
                                           OFFICE AND                                             FUND
                              POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND        SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (57)  Director     Director    Advisory Director of Morgan Stanley.         91      Trustee/Director/
1 Parkview Plaza                           since 1999  Prior to December 2002, Chairman,                    Managing General Partner
P.O. Box 5555                                          Director, President, Chief Executive                 of funds in the Fund
Oakbrook Terrace, IL 60181                             Officer and Managing Director of Van                 Complex.
                                                       Kampen Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December 2002,
                                                       President and Chief Executive Officer
                                                       of funds in the Fund Complex. Prior to
                                                       May 1998, Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean Witter,
                                                       Discover & Co. and Dean Witter Realty.
                                                       Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Director     Director    Partner in the law firm of Skadden,          91      Trustee/Director/
333 West Wacker Drive                      since 1997  Arps, Slate, Meagher & Flom (Illinois),              Managing General Partner
Chicago, IL 60606                                      legal counsel to funds in the Fund                   of funds in the Fund
                                                       Complex.                                             Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)           Vice President       Officer     Managing Director of Global Research Investment Management. Vice
2800 Post Oak Blvd.                                 since 1998  President of funds in the Fund Complex. Prior to December 2002,
45th Floor                                                      Chief Investment Officer of Van Kampen Investments and President
Houston, TX 77056                                               and Chief Operations Officer of the Advisers and Van Kampen
                                                                Advisors Inc. Prior to May 2002, Executive Vice President and
                                                                Chief Investment Officer of funds in the Fund Complex. Prior to
                                                                May 2001, Managing Director and Chief Investment Officer of Van
                                                                Kampen Investments, and Managing Director and President of the
                                                                Advisers and Van Kampen Advisors Inc. Prior to December 2000,
                                                                Executive Vice President and Chief Investment Officer of Van
                                                                Kampen Investments, and President and Chief Operating Officer of
                                                                the Advisers. Prior to April 2000, Executive Vice President and
                                                                Chief Investment Officer for Equity Investments of the Advisers.
                                                                Prior to October 1998, Vice President and Senior Portfolio
                                                                Manager with AIM Capital Management, Inc. Prior to February 1998,
                                                                Senior Vice President and Portfolio Manager of Van Kampen
                                                                American Capital Asset Management, Inc., Van Kampen American
                                                                Capital Investment Advisory Corp. and Van Kampen American Capital
                                                                Management, Inc.

Stefanie V. Chang (36)         Vice President       Officer     Executive Director of Morgan Stanley Investment Management. Vice
1221 Avenue of the Americas                         since 2003  President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)       Executive Vice       Officer     Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas    President and Chief  since 2002  Investment Advisors Inc., Morgan Stanley Investment Management
New York, NY 10020             Investment Officer               Inc. and Morgan Stanley Investments LP and Director of Morgan
                                                                Stanley Trust for over 5 years. Executive Vice President and
                                                                Chief Investment Officer of funds in the Fund Complex. Managing
                                                                Director and Chief Investment Officer of Van Kampen Investments,
                                                                the Advisers and Van Kampen Advisors Inc. since December 2002.

John R. Reynoldson (50)        Vice President       Officer     Executive Director and Portfolio Specialist of the Advisers and
1 Parkview Plaza                                    since 2000  Van Kampen Advisors Inc. Vice President of funds in the Fund
P.O. Box 5555                                                   Complex. Prior to July 2001, Principal and Co-head of the Fixed
Oakbrook Terrace, IL 60181                                      Income Department of the Advisers and Van Kampen Advisors Inc.
                                                                Prior to December 2000, Senior Vice President of the Advisers and
                                                                Van Kampen Advisors Inc. Prior to May 2000, Senior Vice President
                                                                of the investment grade taxable group for the Advisers. Prior to
                                                                June 1999, Senior Vice President of the government securities bond group for Asset Management.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (64)         Executive Vice       Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas    President and        since 2003  Executive Vice President and Principal Executive Officer of funds
New York, NY 10020             Principal Executive              in the Fund Complex. Chief Global Operations Officer and Managing
                               Officer                          Director of Morgan Stanley Investment Management Inc. Managing
                                                                Director of Morgan Stanley. Managing Director and Director of
                                                                Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                Services Company Inc. Chief Executive Officer and Director of
                                                                Morgan Stanley Trust. Vice President of the Morgan Stanley Funds.

A. Thomas Smith III (46)       Vice President       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas    and Secretary        since 1999  Director of Van Kampen Investments, Director of the Advisers, Van
New York, NY 10020                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                                certain other subsidiaries of Van Kampen Investments. Managing
                                                                Director and General Counsel-Mutual Funds of Morgan Stanley
                                                                Investment Advisors, Inc. Vice President and Secretary of funds in the Fund Complex. Prior to July 2001, Managing Director,
                                                                General Counsel, Secretary and Director of Van Kampen
                                                                Investments, the Advisers, the Distributor, Investor Services,
                                                                and certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                Secretary and Director of Van Kampen Investments, the Advisers,
                                                                Van Kampen Advisors Inc., the Distributor, Investor Services and
                                                                certain other subsidiaries of Van Kampen Investments. Prior to
                                                                January 1999, Vice President and Associate General Counsel to New
                                                                York Life Insurance Company ("New York Life"), and prior to March
                                                                1997, Associate General Counsel of New York Life. Prior to
                                                                December 1993, Assistant General Counsel of The Dreyfus
                                                                Corporation. Prior to August 1991, Senior Associate, Willkie Farr
                                                                & Gallagher. Prior to January 1989, Staff Attorney at the
                                                                Securities and Exchange Commission, Division of Investment
                                                                Management, Office of Chief Counsel.

John L. Sullivan (48)          Vice President,      Officer     Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza               Chief Financial      since 1997  Advisers, Van Kampen Advisors Inc. and certain other subsidiaries
P.O. Box 5555                  Officer and                      of Van Kampen Investments. Vice President, Chief Financial
Oakbrook Terrace, IL 60181     Treasurer                        Officer and Treasurer of funds in the Fund Complex. Head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior to
                                                                December 2002, Executive Director of Van Kampen Investments, the
                                                                Advisers and Van Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.


                                         Van Kampen Funds Inc.
                                         1 Parkview Plaza, P.O. Box 5555
                                         Oakbrook Terrace, IL 60181-5555
                                         www.vankampen.com

                          [VANKAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 452, 552, 652
                    MSAG ANR 8/03 11649H03-AP-803

VAN KAMPEN
EMERGING MARKETS FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

               NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the MSCI Emerging Markets Free Index from 7/6/94 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

                        VAN KAMPEN EMERGING      MSCI EMERGING MARKETS
                        MARKETS FUND             FREE INDEX
  7/6/1994                           $9,427                    $10,000
 7/31/1994                           $9,458                    $10,455
 9/30/1994                           $9,764                    $11,864
12/31/1994                           $8,680                    $10,124
 3/31/1995                           $7,494                     $8,833
 6/30/1995                           $8,335                     $9,688
 9/30/1995                           $8,672                     $9,586
12/31/1995                           $8,063                     $9,420
 3/31/1996                           $8,726                     $9,964
 6/30/1996                           $9,515                    $10,297
 9/30/1996                           $8,765                     $9,878
12/31/1996                           $8,573                     $9,789
 3/31/1997                           $9,463                    $10,576
 6/30/1997                          $10,802                    $11,388
 9/30/1997                          $10,794                    $10,318
12/31/1997                           $8,405                     $8,477
 3/31/1998                           $9,082                     $8,961
 6/30/1998                           $7,096                     $6,793
 9/30/1998                           $5,369                     $5,238
12/31/1998                           $6,192                     $6,144
 3/31/1999                           $6,940                     $6,880
 6/30/1999                           $8,793                     $8,505
 9/30/1999                           $8,277                     $8,037
12/31/1999                          $12,473                    $10,059
 3/31/2000                          $13,524                    $10,264
 6/30/2000                          $11,903                     $9,156
 9/30/2000                           $9,729                     $7,934
12/31/2000                           $7,706                     $6,860
 3/31/2001                           $7,012                     $6,436
 6/30/2001                           $7,359                     $6,636
 9/30/2001                           $5,666                     $5,167
12/31/2001                           $7,261                     $6,523
 3/31/2002                           $8,241                     $7,223
 6/30/2002                           $7,582                     $6,572
 9/30/2002                           $6,263                     $5,469
12/31/2002                           $6,771                     $6,003
 3/31/2003                           $6,236                     $5,596
 6/30/2003                           $7,706                     $6,837

                         A SHARES               B SHARES                C SHARES
                      SINCE 07/06/94         SINCE 08/01/95          SINCE 07/06/94
----------------  ----------------------  ---------------------  ----------------------
AVERAGE ANNUAL     W/O SALES    W/SALES    W/O SALES   W/SALES    W/O SALES   W/SALES
TOTAL RETURNS       CHARGES     CHARGES     CHARGES    CHARGES     CHARGES    CHARGES
Since Inception      -2.22%      -2.86%      -2.03%     -2.03%      -2.88      -2.88%

5-year                1.66        0.46        0.97       0.68        1.02       1.02

1-year                1.65       -4.21        0.99      -4.01        0.99      -0.01

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects the conversion of Class B shares into Class Ashares seven years after purchase. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI Emerging Markets Free Index is a capitalization weighted-index of approximately 850 companies listed on the exchanges of 23 world markets. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     The fund is managed by the Adviser's Emerging Markets team. Members of the team include Narayan Ramachandran, Managing Director; Ruchir Sharma, Managing Director; and Ashutosh Sinha, Managing Director(1). The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Equity investments in the emerging markets experienced two distinct market environments during the 12-month period. Volatility in the global markets, driven primarily by geopolitical concerns and the outbreak of severe acute respiratory syndrome (SARS), gave way to an improving market environment, with indications of increasing stability and improved investor sentiment in the last few months of the period.

     - After a difficult third quarter 2002, most emerging markets rallied during the fourth quarter. Brazil and Turkey rallied following elections in October and November, respectively, as rhetoric and stances on monetary and fiscal policies were better than expected. Asian markets lagged, however, hampered by weak global demand and negative sentiment in the tech sector.

     - In the first quarter of 2003, emerging markets fell as investors worried about high oil prices and the prospect of military conflict in the Middle East, coupled with concerns over export weakness. Asian markets also struggled with heightened tensions in the Korean Peninsula, concerns over corporate governance in South Korea, and the outbreak of SARS--factors that drove some Asian markets' valuations to lows not seen since the Asian currency-crisis trough in 1998.

     - Initially, the SARS outbreak depressed consumer sentiment in Asia and dampened the region's economic outlook. However, by April, reduced infection rates in most countries helped Asian markets rebound. Although the long-term economic effect of SARS remains to be seen, investor sentiment worldwide improved during the second quarter of 2003, buoyed by expectations for better economic growth following the U.S.-led campaign in Iraq and the subsequent easing of oil prices. The reduced threat of SARS, stability in oil prices, strong currency performances and lower interest rates provided an accommodative environment for an emerging markets rebound from the previous quarter.

(1) Team members may change at any time without notice.

Q.   How did the fund perform during the reporting period?

A.   The fund underperformed its benchmark index.

     - The fund returned 1.65 percent for the 12 months ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - By comparison, the fund's benchmark, the MSCI Emerging Markets Free Index, returned 4.04 percent.

     See Performance Summary for additional information and index definitions.

Q.   What factors hindered performance?

A. The fund's de-emphasis in Turkey, Brazil, and Israel, as well as holdings in technology stocks were the chief detractors from the fund's performance relative to the benchmark index.

     - A conservative bias toward volatile markets in the latter half of 2002, notably underweights in Turkey and Brazil, dampened performance as these markets soared after their high-profile elections in late October and November 2002. We had sought to protect shareholders from political volatility, and had been uncomfortable with investing heavily at such times given the large debt situation in both markets.

     - Given a late rally in Israel's market, we reduced the fund's commitment to the country. Underweight positions in stocks such as Teva Pharmaceutical Industries (sold during the period) were based on valuation dynamics relative to other stocks in the emerging markets universe.

     - Positions in the technology sector, the only sector that did not rebound to its 52-week high during the period, also hurt performance.

TOP 10 HOLDINGS AS OF 6/30/03

Samsung Electronics                            7.3%
Anglo American                                 4.9
Taiwan Semiconductor Manufacturing             3.0
Petroleo Brasileiro                            2.6
America Movil                                  2.1
SK Telecom                                     2.1
Telefonos de Mexico                            2.0
LUKOIL                                         1.8
Gazprom                                        1.6
Mustcom                                        1.6

TOP 10 COUNTRIES AS OF 6/30/03

Republic of Korea                             18.5%
Taiwan-Republic of China                      13.3
South Africa                                  10.3
Russia                                         9.0
Mexico                                         7.4
Brazil                                         7.4
United Kingdom                                 5.8
India                                          5.3
Thailand                                       3.7
Indonesia                                      3.7

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the countries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   What helped performance during the reporting period?

A. Strong stock selection in South Korea, Mexico and India, as well as country allocation to Indonesia, were the primary contributors to the fund's performance.

     - Banking and securities holdings in South Korea were particularly notable. We trimmed the fund's positions in heavily debt-ridden banks such as Kookmin Bank and increased exposure to Daishin Securities, which was unburdened by debt and owned a favorable brokerage franchise.

     - Standout selections within Mexico and India included leading retailer Wal-Mart de Mexico and the State Bank of India.

     - Performance was also buoyed by the fund's overall stance in Indonesia, which benefited from supportive oil prices and a position in automobile maker Astra International. Lower interest rates and taxes fueled domestic demand for Astra's automobiles.

Q. Please walk us through some of the fund's top holdings and country allocations, highlighting key themes.

A. We continued to focus on countries where GDP growth, fiscal policy and reform agendas remained strong, and on companies with strong management and earnings visibility.

     - South Africa is one of the fund's key overweight positions, given its improving economy, a firm rand, and falling inflation and interest rates. Compelling valuations in resource-oriented stocks have led us to add to positions in mining company Anglo American and chemical company Sasol.

     - The fund's large position in Russia is based on macroeconomic prosperity, fostered by President Putin's dramatic reforms, improving corporate governance, and still-firm oil prices further benefiting the economy. We favored Russian wireless telecoms such as Mobile Telesystems due to the country's favorable economic outlook. The fund's exposure to Russian oil stocks was based on our expectation that the stocks would likely be re-rated, given increased foreign merger-and-acquisition activity, improving export capacity and higher sustainable oil prices.

Q. Now that you've provided an overview of the fund, do you have any closing thoughts for the shareholders?

A. While remaining cautious on medium-term global economic prospects, we believe the following trends are supportive of a continuing rise in GDP growth expectations for emerging markets relative to the developed world:

     - Improving current accounts, rising commodity prices and improving currencies.

     - Continuation of reform momentum (notably improving corporate governance) and prompt government actions that assuage investor anxieties during insolvency crises.

     - Reduced volatility in these markets, as volatility risk measures have fallen relative to developed markets, in addition to an improving macroeconomic outlook and domestic fundamentals, and supportive global monetary policy.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                           MARKET
DESCRIPTION                                                                  SHARES        VALUE
COMMON STOCKS 94.0%
BERMUDA 0.3%
TPV Technology Ltd.                                                          977,000    $   338,475
                                                                                        -----------
BRAZIL 6.7%
Aracruz Celulose SA--ADR                                                       7,800        164,268
Banco Bradesco SA--ADR                                                        11,588        216,464
Banco Itau SA--ADR                                                            17,916        607,352
Companhia de Bebidas das Americas--ADR                                        57,151      1,163,023
Companhia Energetica de Minas Gerais--ADR                                     10,500         96,915
Companhia Siderurgica  Nacional SA--ADR                                       10,900        270,429
Companhia Vale do Rio Doce--ADR                                               34,497        957,292
Companhia Vale do Rio Doce--ADR                                                3,190         94,615
Lojas Arapua SA, 144A--Private Placement--GDR (a)(b)(c)                       14,225              0
Petroleo Brasileiro SA--ADR                                                   52,984        940,996
Petroleo Brasileiro SA--ADR                                                   70,106      1,385,295
Tele Norte Leste Participacoes SA--ADR                                        23,300        272,144
Votorantim Celulose e Papel SA--ADR                                            9,500        183,730
                                                                                        -----------
                                                                                          6,352,523
                                                                                        -----------
CHINA 1.4%
Byd Co., Ltd.                                                                139,500        312,161
China Oilfield Services Ltd.                                                 840,000        188,506
China Shipping Development Co.                                               834,000        299,456
Huaneng Power International, Inc. Class H                                    502,000        572,931
                                                                                        -----------
                                                                                          1,373,054
                                                                                        -----------
CZECH REPUBLIC 0.4%
Cesky Telecom AS                                                              27,980        291,346
Komercni Banka AS                                                              1,000         72,040
Komercni Banka AS--GDR                                                           600         14,400
                                                                                        -----------
                                                                                            377,786
                                                                                        -----------
EGYPT 1.0%
Commercial International Bank                                                 23,364        142,753
MobiNil--Egyptian Mobile Services                                             28,564        254,711
Orascom Construction Industries                                               18,079        144,794
Orascom Construction Industries SA--GDR                                       23,082        369,312
                                                                                        -----------
                                                                                            911,570
                                                                                        -----------
HONG KONG 1.9%
CNOOC Ltd.                                                                 1,023,000      1,495,509
Denway Motors Ltd.                                                           626,000        284,978
                                                                                        -----------
                                                                                          1,780,487
                                                                                        -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES        VALUE
HUNGARY 0.5%
Magyar Tavkozlesi Rt. (Matav)                                                 44,922    $   153,780
Magyar Tavkozlesi Rt. (Matav)--ADR                                             6,368        109,530
OTP Bank Rt.                                                                  19,145        185,128
OTP Bank Rt.--GDR                                                                704         13,552
                                                                                        -----------
                                                                                            461,990
                                                                                        -----------
INDIA 5.2%
Bharat Heavy Electricals Ltd.                                                 62,038        359,981
Colgate-Palmolive (India) Ltd.                                                53,879        159,835
Container Corp. of India Ltd.                                                 25,500        189,393
Glaxosmithkline Phamaceutical Ltd.                                            11,000         84,986
Gujarat Ambuja Cements Ltd.                                                   47,622        210,831
Hero Honda Motors Ltd. (a)                                                    39,080        213,486
Hindalco Industries Ltd.                                                      10,500        168,759
Hindustan Lever Ltd.                                                          54,490        209,789
India-Info.com, Private Co., Ltd. (b)                                         47,630              0
Infosys Technologies Ltd. (a)                                                  3,200        225,405
ITC Ltd.                                                                      17,000        281,078
Mahanagar Telephone Nigam Ltd.                                                70,750        173,173
Morgan Stanley Growth Fund (a) (e)                                         2,195,167        473,607
Oil & Natural Gas Corp., Ltd.                                                 36,500        380,198
Ranbaxy Laboratories Ltd.                                                     19,020        322,068
Reliance Industries Ltd.                                                      11,250         78,786
Reliance Industries Ltd., 144A--Private Placement--GDR (c)                    10,000        145,500
State Bank of India Ltd. (a) (b)                                              73,700        639,417
Steel Authority of India (a)                                                 519,163        193,440
Tata Engineering & Locomotive                                                 66,000        281,443
Tata Iron & Steel Co., Ltd. (a)                                               42,000        153,275
                                                                                        -----------
                                                                                          4,944,450
                                                                                        -----------
INDONESIA 3.6%
PT Astra International Tbk (a)                                             2,950,192      1,278,416
PT Bank Central Asia Tbk (a)                                               1,019,000        355,106
PT Bank Mandiri Tbk (a) (d)                                                  961,000         78,627
PT Hanjya Mandala Sampoerna Tbk                                              577,000        290,248
PT Ramayana Lestari Santosa Tbk                                            1,077,500        421,205
PT Telekomunikasi Tbk                                                      1,729,000        969,288
                                                                                        -----------
                                                                                          3,392,890
                                                                                        -----------
ISRAEL 2.0%
Bank Hapoalim Ltd.                                                           177,100        375,902
Bank Leumi Le-Israel (a)                                                     122,300        195,963
Check Point Software Technologies Ltd. (a)                                    60,615      1,185,023
ECI Telecom Ltd. (a)                                                          49,481        145,474
Elbit Systems Ltd.                                                                 1             19
                                                                                        -----------
                                                                                          1,902,381
                                                                                        -----------
JORDAN 0.0%
Arab Bank Plc                                                                    180         54,711
                                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES        VALUE
LUXEMBOURG 0.2%
Tenaris SA--ADR (a)                                                            7,800    $   198,900
                                                                                        -----------
MALAYSIA 3.0%
Commerce Asset Holdings Bhd. (b)                                             241,000        219,437
Gamuda Bhd.                                                                  372,000        602,053
Magnum Corp., Bhd.                                                           559,000        392,771
Malayan Banking Bhd.                                                         356,000        805,684
Perusahaan Otomobil Nasional Bhd.                                             84,500        180,118
Resorts World Bhd.                                                           101,000        260,474
S P Setia Bhd.                                                               341,999        257,399
YTL Corp., Bhd.                                                              193,000        203,158
                                                                                        -----------
                                                                                          2,921,094
                                                                                        -----------
MEXICO 7.2%
America Movil SA de CV, Class L--ADR                                         104,705      1,963,219
Coca-Cola Femsa SA--ADR                                                        5,700        122,550
Fomento Economico Mexicano SA de CV                                           38,361        157,857
Fomento Economico Mexicano SA de CV, Class B--ADR                              9,067        373,560
Grupo Aeroportuario de Sureste SA de CV, Class B--ADR (a)                     18,560        271,533
Grupo Financiero BBVA Bancomer SA de CV--ADR (a)                               4,000         67,766
Grupo Financiero BBVA Bancomer SA de CV, Class B--ADR (a)                    817,406        690,722
Telefonos de Mexico SA de CV--ADR                                             59,381      1,865,751
Wal-Mart de Mexico SA de CV--ADR                                             245,328        723,341
Wal-Mart de Mexico SA de CV, Class C                                          91,189        245,218
Wal-Mart de Mexico SA de CV, Class V--ADR                                     12,480        368,868
                                                                                        -----------
                                                                                          6,850,385
                                                                                        -----------
POLAND 1.0%
Bank Pekao SA                                                                 35,303        915,384
Bank Pekao SA--GDR                                                               294          7,409
                                                                                        -----------
                                                                                            922,793
                                                                                        -----------
REPUBLIC OF KOREA 16.8%
CJ Home Shopping                                                              10,795        560,310
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (a)                        15,250        128,945
Daewoo Shipbuilding & Marine Engineering Co., Ltd., 144A--
   Private Placement--GDR (c)                                                 23,400        388,440
Daishin Securities Co., Ltd.                                                  43,120        747,245
Good Morning Shinhan Securities Co., Ltd.                                     41,750        185,245
Hyundai Department Store Co., Ltd.                                            23,350        519,975
Hyundai Mobis                                                                 32,260        827,768
LG Electronics, Inc.                                                          23,759        990,538
LG Household & Health Care Ltd.                                               16,170        417,618
Pantech Co., Ltd.                                                             13,800        129,971
POSCO                                                                          4,036        418,974
Samsung Electronics Co., Ltd.                                                 19,831      5,893,684
Samsung Heavy Industries Co., Ltd.                                            78,550        314,989

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES        VALUE
REPUBLIC OF KOREA  (CONTINUED)
Samsung SDI Co., Ltd.                                                         14,110    $ 1,069,029
Samsung Securities Co., Ltd.                                                  21,645        524,590
Shinhan Financial Group Co., Ltd. (a)                                         37,630        392,209
Shinsegae Co., Ltd. (a)                                                        1,000        156,132
SK Telecom Co., Ltd.                                                          11,160      1,905,936
Tong Yang Confectionery Corp.                                                  6,350        392,323
                                                                                        -----------
                                                                                         15,963,921
                                                                                        -----------
RUSSIA 8.8%
AO VimpelCom--ADR (a)                                                          7,300        339,012
Gazprom--ADR                                                                  80,000      1,504,000
LUKOIL--ADR                                                                   20,686      1,634,194
MMC Norilsk Nickel--ADR (a)                                                   14,800        506,160
Mobile Telesystems--ADR                                                       14,500        855,500
Mobile Telesystems, 144A--Private Placement--GDR (c)                           8,700        507,906
RAO Unified Energy Systems--GDR                                               29,600        783,512
Surgutneftegaz--ADR                                                            7,808        198,323
Surgutneftegaz--ADR                                                           38,250        799,425
YUKOS--ADR                                                                    21,623      1,210,888
                                                                                        -----------
                                                                                          8,338,920
                                                                                        -----------
SOUTH AFRICA 10.0%
ABSA Group Ltd.                                                               41,300        193,892
AngloGold  Ltd.                                                                9,300        294,469
AngloGold Ltd.--ADR                                                           14,796        471,992
Bidvest Group Ltd.                                                            53,950        309,933
FirstRand Ltd.                                                               887,860        906,246
Gold Fields Ltd.                                                              78,900        944,165
Gold Fields Ltd.--ADR                                                          4,600         56,028
Harmony Gold Mining Co., Ltd.                                                 25,500        335,571
Harmony Gold Mining Co., Ltd.--ADR                                            13,000        175,110
Impala Platinum Holdings Ltd.                                                 10,315        614,628
Liberty Group Ltd.                                                            14,630         98,901
Metro Cash and Carry, Ltd.                                                   446,505        137,799
MTN Group Ltd. (a)                                                           351,410        764,323
Naspers, Ltd.                                                                 49,200        170,902
Nedcor Ltd.                                                                   32,900        393,393
Sanlam Ltd.                                                                  373,960        349,729
Sappi Ltd.                                                                    29,240        352,755
Sappi Ltd.--ADR                                                                5,020         61,997
Sasol Ltd.                                                                   118,202      1,319,409
Standard Bank Investment Corp., Ltd.                                         304,567      1,334,642
Telkom South Africa, Ltd. (a)                                                 35,700        184,820
Telkom South Africa, Ltd.--ADR (a)                                             4,200         87,360
                                                                                        -----------
                                                                                          9,558,064
                                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES        VALUE
TAIWAN--REPUBLIC OF CHINA 12.9%
Ambit Microsystems Corp.                                                      82,000    $   253,511
ASE Test Ltd. (a)                                                             43,400        238,700
Asia Optical Co., Inc.                                                        55,000        286,044
Asustek Computer, Inc.                                                             1              2
Capital Securities Corp.                                                     720,000        223,635
Cathay Financial Holding Co., Ltd.                                           493,000        602,540
Cheng Loong Corp.                                                            360,000         94,655
Chinatrust Financial Holding Co. (a)                                         906,785        730,982
Compal Electronic, Inc.                                                      146,000        195,735
CTCI Corp.                                                                   306,000        198,047
Eva Airways Corp.                                                          1,116,728        400,099
Evergreen Marine Corp.                                                       512,000        363,918
Far Eastern Textile Ltd.                                                           1              0
Fubon Financial Holding Co., Ltd.                                            556,001        444,994
Hon Hai Precision Industry Co., Ltd.                                         280,050      1,015,495
Largan Precision Co., Ltd.                                                    48,100        289,072
Nan Ya Plastics Corp.                                                        368,000        398,729
Phoenixtec Power Co., Ltd.                                                   338,000        284,189
Polaris Securities Co., Ltd.                                               1,111,000        532,869
Premier Image Technology Corp.                                               303,000        468,376
Quanta Computer, Inc.                                                        284,938        588,647
Quanta Storage, Inc.                                                          53,000        379,775
Siliconware Precision Industries Co. (a)                                     655,521        416,685
Taishin Financial Holdings Co., Ltd.                                         811,000        421,786
Taiwan Semiconductor Manufacturing Co., Ltd. (a)                           1,697,432      2,795,540
Yang Ming Marine Transport (a)                                               365,000        242,560
Yuanta Core Pacific Securities Co.                                           541,000        282,927
Zyxel Communications Corp.                                                    71,000        133,343
                                                                                        -----------
                                                                                         12,282,855
                                                                                        -----------
THAILAND 3.6%
Bangkok Bank Public Co., Ltd. (a)                                            525,400        842,988
Bangkok Bank Public Co., Ltd.--NVDR (a)                                       69,300         92,246
BEC World Public Co., Ltd.                                                    14,500         82,719
Italian-Thai Development Public Co., Ltd. (a)                                172,400        137,281
Kasikornbank Public Co., Ltd. (a)                                            520,100        485,237
Kasikornbank Public Co., Ltd.--NVDR (a)                                      344,500        278,417
Land & House Co., Ltd.                                                     1,848,100        417,327
Siam Cement Public Co., Ltd.--NVDR (a)                                       223,100        795,460
Siam Commercial Bank Public Co., Ltd. (a)                                    323,200        276,568
                                                                                        -----------
                                                                                          3,408,243
                                                                                        -----------
TURKEY 1.6%
Akbank TAS (a)                                                            38,439,763        113,815
Akcansa Cimento SA                                                        65,534,300        168,629
Arcelik (a)                                                               62,998,600        219,840

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                           MARKET
DESCRIPTION                                                                  SHARES        VALUE
TURKEY  (CONTINUED)
Enka Insaat ve Sanayi AS (a)                                               7,945,137    $   273,053
Tofas Turk Otomobil Fabrikasi AS                                          84,838,658         98,685
Tupras - Turkiye Petrol Rafinerileri AS                                   45,423,000        299,404
Turkcell Iletisim Hizmet AS (a)                                           29,585,000        198,137
Turkiye Is Bankasi, Class C (a)                                           44,046,000        139,730
                                                                                        -----------
                                                                                          1,511,293
                                                                                        -----------
UNITED KINGDOM 5.6%
Anglo American Plc                                                           147,261      2,251,522
Anglo American Plc                                                           149,063      2,307,937
Old Mutual Plc                                                               554,558        802,051
Old Mutual Plc                                                                 2,270          3,351
                                                                                        -----------
                                                                                          5,364,861
                                                                                        -----------
VENEZUELA 0.3%
Compania Anonima Nacional Telefonos de Venezuela--ADR                         21,226        265,113
                                                                                        -----------

TOTAL COMMON STOCKS 94.0%                                                                89,476,759
                                                                                        -----------

PREFERRED STOCKS 1.7%
BRAZIL 0.5%
Banco Itau Holding Financeira SA                                           2,017,000        134,387
Banco Nacional SA (a) (b)                                                 11,156,000              0
Companhia Energetica de Minas Gerais                                       6,134,000         56,524
Lojas Arupau SA, 144A--Private Placement--GDR (a) (b) (c)                 12,437,000              0
Petroleo Brasileiro SA                                                         4,835         86,064
Tele Norte Leste Participacoes SA                                         15,281,000        176,884
                                                                                        -----------
                                                                                            453,859
                                                                                        -----------
REPUBLIC OF KOREA 1.2%
Hyundai Motor Co., Ltd.                                                       21,730        281,062
Samsung Electronics Co., Ltd.                                                  6,010        857,853
                                                                                        -----------
                                                                                          1,138,915
                                                                                        -----------

TOTAL PREFERRED STOCKS                                                                    1,592,774
                                                                                        -----------

CORPORATE BOND 0.0%
Hindustan Lever Ltd. ($54,490 par, 0.09% coupon, 01/18/04 maturity)                              71
                                                                                        -----------

CONVERTIBLE CORPORATE OBLIGATION 1.6%
Mustcom Ltd. ($8,129,780 par, 1.00% coupon, 09/01/20 maturity) (b)                        1,497,587
                                                                                        -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                            MARKET
DESCRIPTION                                                                  VALUE
TOTAL LONG-TERM INVESTMENTS  97.3%
   (Cost $76,295,928)                                                     $92,567,191

REPURCHASE AGREEMENT  2.8%
State Street Bank & Trust Co. ($2,676,000 par collateralized by
   U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $2,676,048)
   (Cost $2,676,000)                                                        2,676,000
                                                                          -----------

TOTAL INVESTMENTS  100.1%
   (Cost $78,971,928)                                                      95,243,191

FOREIGN CURRENCY  1.0%
   (Cost $928,000)                                                            937,398

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)                              (1,015,754)
                                                                          -----------

NET ASSETS  100.0%                                                        $95,164,835
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

NVDR--Non-Voting Depositary Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003

ASSETS:
Total Investments (Cost $78,971,928)                                     $ 95,243,191
Foreign Currency (Cost $928,000)                                              937,398
Cash                                                                              917
Receivables:
   Investments Sold                                                         1,023,221
   Dividends                                                                  247,399
   Fund Shares Sold                                                            48,290
Other                                                                          43,408
                                                                         ------------
     Total Assets                                                          97,543,824
                                                                         ------------
LIABILITIES:
Payables:
   Investments Purchased                                                    1,137,203
   Fund Shares Repurchased                                                    630,819
   Distributor and Affiliates                                                 192,276
   Investment Advisory Fee                                                     44,015
Accrued Expenses                                                              319,813
Directors' Deferred Compensation and Retirement Plans                          54,863
                                                                         ------------
     Total Liabilities                                                      2,378,989
                                                                         ------------
NET ASSETS                                                               $ 95,164,835
                                                                         ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)                                                    $175,397,592
Net Unrealized Appreciation                                                16,282,996
Accumulated Undistributed Net Investment Income                              (227,619)
Accumulated Net Realized Loss                                             (96,288,134)
                                                                         ------------
NET ASSETS                                                               $ 95,164,835
                                                                         ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of $53,262,669 and 6,154,697 shares of beneficial interest
     issued and outstanding)                                             $       8.65
     Maximum sales charge (5.75%* of offering price)                              .53
                                                                         ------------
     Maximum offering price to public                                    $       9.18
                                                                         ============
   Class B Shares:
     Net asset value and offering price per share  (Based on net assets of $27,975,238 and 3,432,519 shares of beneficial interest
     issued and outstanding)                                             $       8.15
                                                                         ============
   Class C Shares:
     Net asset value and offering price per share  (Based on net assets of $13,926,928 and 1,702,643 shares of beneficial interest
     issued and outstanding)                                             $       8.18
                                                                         ============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $294,729)                  $ 2,301,358
Interest (Net of foreign withholding taxes of $17)                             44,836
Other                                                                           6,815
                                                                          -----------
     Total Income                                                           2,353,009
                                                                          -----------
EXPENSES:
Investment Advisory Fee                                                     1,275,376
Distribution (12b-1) and Service Fees (Attributed to Classes
   A, B and C of $149,191, $285,200 and $138,336, respectively)               572,727
Custody                                                                       431,783
Shareholder Services                                                          287,980
Administrative Fee                                                            179,111
Country Tax                                                                   139,519
Legal                                                                          25,591
Directors' Fees and Related Expenses                                           14,966
Other                                                                         263,265
                                                                          -----------
     Total Expenses                                                         3,190,318
     Expense Reduction ($376,057 Investment Advisory Fee and
        $166,402 Other)                                                       542,459
     Less Credits Earned on Cash Balances                                       1,376
                                                                          -----------
     Net Expenses                                                           2,646,483
                                                                          -----------
NET INVESTMENT LOSS                                                       $  (293,474)
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                            $(7,549,484)
   Foreign Currency Transactions                                             (332,743)
                                                                          -----------
Net Realized Loss                                                          (7,882,227)
                                                                          -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                  9,312,909
                                                                          -----------
   End of the Period:
     Investments                                                           16,271,263
     Foreign Currency Translation                                              11,733
                                                                          -----------
                                                                           16,282,996
                                                                          -----------
Net Unrealized Appreciation During the Period                               6,970,087
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS                                          $  (912,140)
                                                                          ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                $(1,205,614)
                                                                          ===========

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED      YEAR ENDED
                                                                          JUNE 30, 2003   JUNE 30, 2002
                                                                        ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                                      $     (293,474)  $     (578,543)
Net Realized Loss                                                            (7,882,227)     (19,577,193)
Net Unrealized Appreciation During the Period                                 6,970,087       22,798,704
                                                                         --------------   --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                          (1,205,614)       2,642,968
                                                                         --------------   --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                   169,048,862      175,189,824
Cost of Shares Repurchased                                                 (200,165,500)    (196,666,567)
                                                                         --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                          (31,116,638)     (21,476,743)
                                                                         --------------   --------------
TOTAL DECREASE IN NET ASSETS                                                (32,322,252)     (18,833,775)
NET ASSETS:
Beginning of the Period                                                     127,487,087      146,320,862
                                                                         --------------   --------------
End of the Period (Including accumulated undistributed net
   investment income of $(227,619) and $(380,377),
   respectively)                                                         $   95,164,835   $  127,487,087
                                                                         ==============   ==============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       YEAR ENDED JUNE 30,
                                                  ------------------------------------------------------------
CLASS A SHARES                                    2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                      $   8.50     $   8.26     $  13.37     $   9.87     $   7.98
                                                  --------     --------     --------     --------     --------
  Net Investment Income/Loss                           -0-(c)      (.01)        (.06)        (.18)         .03
  Net Realized and Unrealized Gain/Loss                .15          .25        (5.05)        3.68         1.86
                                                  --------     --------     --------     --------     --------
Total from Investment Operations                       .15          .24        (5.11)        3.50         1.89
                                                  --------     --------     --------     --------     --------
Less:
  Return of Capital Distributions                      -0-          -0-          -0-          -0-          -0-(c)
  Distributions from Net Realized Gain                 -0-          -0-          -0-          -0-          -0-(c)
                                                  --------     --------     --------     --------     --------
Total Distributions                                    -0-          -0-          -0-          -0-          -0-(c)
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD                $   8.65     $   8.50     $   8.26     $  13.37     $   9.87
                                                  ========     ========     ========     ========     ========

Total Return *(b)                                    1.65%        3.03%      -38.17%       35.36%       23.92%
Net Assets at End of the Period
  (In millions)                                   $   53.3     $   75.1     $   90.8     $  106.2     $   63.3
Ratio of Expenses to Average Net Assets *            2.29%        2.22%        2.25%        2.20%        2.34%
Ratio of Net Investment Income/Loss to
  Average Net Assets *                                .01%        (.17%)       (.68%)      (1.43%)        .44%
Portfolio Turnover                                     86%          94%          99%         102%         132%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets          2.82%        2.47%        2.30%        2.25%        2.56%
    Ratio of Net Investment Income/Loss to
      Average Net Assets                             (.52%)       (.42%)       (.73%)      (1.48%)        .22%
    Ratio of Expenses to Average Net Assets
      Excluding Country Tax Expense and
      Interest Expense                               2.15%        2.15%        2.15%        2.15%        2.15%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       YEAR ENDED JUNE 30,
                                                  ------------------------------------------------------------
CLASS B SHARES                                    2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                      $   8.07     $   7.88     $  12.83     $   9.55     $   7.78
                                                  --------     --------     --------     --------     --------
  Net Investment Loss                                 (.05)        (.07)        (.14)        (.26)        (.02)
  Net Realized and Unrealized Gain/Loss                .13          .26        (4.81)        3.54         1.79
                                                  --------     --------     --------     --------     --------
Total from Investment Operations                       .08          .19        (4.95)        3.28         1.77
                                                  --------     --------     --------     --------     --------
Less:
  Return of Capital Distributions                      -0-          -0-          -0-          -0-          -0-(c)
  Distributions from Net Realized Gain                 -0-          -0-          -0-          -0-          -0-(c)
                                                  --------     --------     --------     --------     --------
Total Distributions                                    -0-          -0-          -0-          -0-          -0-(c)
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD                $   8.15     $   8.07     $   7.88     $  12.83     $   9.55
                                                  ========     ========     ========     ========     ========

Total Return *(b)                                    0.99%        2.41%      -38.58%       34.35%       22.99%
Net Assets at End of the Period
  (In millions)                                   $   28.0     $   35.3     $   36.8     $   62.8     $   38.3
Ratio of Expenses to Average Net Assets*             3.04%        2.96%        3.00%        2.95%        3.09%
Ratio of Net Investment Loss to
  Average Net Assets *                               (.71%)       (.91%)      (1.50%)      (2.21%)       (.29%)
Portfolio Turnover                                     86%          94%          99%         102%         132%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets          3.57%        3.21%        3.10%        3.00%        3.31%
    Ratio of Net Investment Loss to
      Average Net Assets                            (1.24%)      (1.16%)      (1.60%)      (2.26%)       (.51%)
    Ratio of Expenses to Average Net Assets
      Excluding Country Tax Expense and
      Interest Expense                               2.90%        2.90%        2.90%        2.90%        2.90%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES

                                                                       YEAR ENDED JUNE 30,
                                                  ------------------------------------------------------------
                                                  2003 (a)     2002 (a)     2001 (a)     2000 (a)     1999 (a)
                                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                      $   8.10     $   7.90     $  12.87     $   9.57     $   7.79
                                                  --------     --------     --------     --------     --------
  Net Investment Loss                                 (.05)        (.07)        (.15)        (.27)        (.02)
  Net Realized and Unrealized Gain/Loss                .13          .27        (4.82)        3.57         1.80
                                                  --------     --------     --------     --------     --------
Total from Investment Operations                       .08          .20        (4.97)        3.30         1.78
                                                  --------     --------     --------     --------     --------
Less:
  Return of Capital Distributions                      -0-          -0-          -0-          -0-          -0-(c)
  Distributions from Net Realized Gain                 -0-          -0-          -0-          -0-          -0-(c)
                                                  --------     --------     --------     --------     --------
Total Distributions                                    -0-          -0-          -0-          -0-          -0-(c)
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF THE PERIOD                $   8.18     $   8.10     $   7.90     $  12.87     $   9.57
                                                  ========     ========     ========     ========     ========

Total Return *(b)                                    0.99%        2.53%      -38.57%       34.38%       23.09%
Net Assets at End of the Period
  (In millions)                                   $   13.9     $   17.1     $   18.8     $   33.3     $   21.9
Ratio of Expenses to Average Net Assets*             3.04%        2.96%        3.00%        2.95%        3.09%
Ratio of Net Investment Loss to
  Average Net Assets *                               (.71%)       (.91%)      (1.52%)      (2.24%)       (.32%)
Portfolio Turnover                                     86%          94%          99%         102%         132%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets          3.57%        3.21%        3.10%        3.00%        3.31%
    Ratio of Net Investment Loss to
      Average Net Assets                            (1.24%)      (1.16%)      (1.62%)      (2.29%)       (.54%)
    Ratio of Expenses to Average Net Assets
      Excluding Country Tax Expense and
      Interest Expense                               2.90%        2.90%        2.90%        2.90%        2.90%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATIONS Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $86,842,115, which will expire between June 30, 2007 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                     $ 82,977,552
                                                         ============
Gross tax unrealized appreciation                        $ 21,030,096
Gross tax unrealized depreciation                          (8,764,457)
                                                         ------------
Net tax unrealized appreciation on investments           $ 12,265,639
                                                         ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book to tax basis differences relating to expenses not deductible for tax purposes totaling $932 was reclassified from accumulated undistributed net investment income to capital. Permanent book to tax basis differences relating to currency losses totaling $332,743 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book to tax basis difference relating to net operating losses totaling $540,563 was reclassified from accumulated undistributed net investment income to capital. A permanent book to tax basis difference relating to a capital gain tax refund totaling $124,808 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book to tax basis difference relating to the sale of Passive Foreign Investment Company securities totaling $110,308 was reclassified from accumulated undistributed net investment income to

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

accumulated net realized loss. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $2,364 was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $1,376 as a result of credits earned on cash balances.

H. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

   AVERAGE DAILY NET ASSETS                               % PER ANNUM
   First $500 million                                        1.25%
   Next $500 million                                         1.20%
   Over $1 billion                                           1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     For the year ended June 30, 2003, the Adviser waived $376,057 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $20,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense on the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate
J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $209,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $166,402 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee"

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

expense on the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense on the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $32,569 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $13,188.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $94,491,116, $51,437,338 and $29,469,138 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                        SHARES        VALUE
Sales:
   Class A                                            20,479,388   $ 164,675,119
   Class B                                               392,700       2,909,298
   Class C                                               202,114       1,464,445
                                                     -----------   -------------
Total Sales                                           21,074,202   $ 169,048,862
                                                     ===========   =============
Repurchases:
   Class A                                           (23,155,360)  $(185,988,970)
   Class B                                            (1,339,937)     (9,753,266)
   Class C                                              (605,880)     (4,423,264)
                                                     -----------   -------------
Total Repurchases                                    (25,101,177)  $(200,165,500)
                                                     ===========   =============

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     At June 30, 2002, capital aggregated $116,108,036, $58,440,487 and
$32,507,202 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                        SHARES        VALUE
Sales:
   Class A                                            20,126,512   $ 158,835,673
   Class B                                               940,166       7,716,330
   Class C                                             1,100,480       8,637,821
                                                     -----------   -------------
Total Sales                                           22,167,158   $ 175,189,824
                                                     ===========   =============
Repurchases:
   Class A                                           (22,279,193)  $(176,988,468)
   Class B                                            (1,229,670)     (9,324,749)
   Class C                                            (1,367,612)    (10,353,350)
                                                     -----------   -------------
Total Repurchases                                    (24,876,475)  $(196,666,567)
                                                     ===========   =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 147,244 and 11,812 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                                                      AS A PERCENTAGE OF DOLLAR
                                                      AMOUNT SUBJECT TO CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                     CLASS B        CLASS C
First                                                    5.00%         1.00%
Second                                                   4.00%          None
Third                                                    3.00%          None
Fourth                                                   2.50%          None
Fifth                                                    1.50%          None
Thereafter                                               None           None

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $4,800 and CDSC on redeemed shares of approximately $70,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $85,394,111 and $116,970,007, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,648,100 and $375,400 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plans or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $242,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $40,900.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2003, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen
Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
-  visit our Web site at
   vankampen.com--
   to view a prospectus, select
   DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
-  call us at (800) 847-2424
   Telecommunications Device
   for the Deaf (TDD) users,
   call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US

*  Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND



BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 WEST WACKER DRIVE
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

(1) Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                             POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
David C. Arch (58)           Director     Director      Chairman and Chief Executive         91       Trustee/Director/Managing
Blistex Inc.                              since 2003    Officer of Blistex Inc., a                    General Partner of funds in
1800 Swift Drive                                        consumer health care products                 the Fund Complex.
Oak Brook, IL 60523                                     manufacturer. Former Director
                                                        of the World Presidents
                                                        Organization-Chicago Chapter.
                                                        Director of the Heartland
                                                        Alliance, a nonprofit
                                                        organization serving human
                                                        needs based in Chicago.

J. Miles Branagan (71)       Director     Director      Private investor. Co-founder,        89       Trustee/Director/Managing
1632 Morning Mountain                     since 1997    and prior to August 1996,                     General Partner of funds in
Road                                                    Chairman, Chief Executive                     the Fund Complex.
Raleigh, NC 27614                                       Officer and President, MDT
                                                        Corporation (now known as
                                                        Getinge/Castle, Inc., a
                                                        subsidiary of Getinge
                                                        Industrier AB), a company
                                                        which develops, manufactures,
                                                        markets and services medical
                                                        and scientific equipment.

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                             POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Jerry D. Choate (64)         Director     Director      Prior to January 1999,               89       Trustee/Director/Managing
33971 Selva Road                          since 1999    Chairman and Chief                            General Partner of funds in
Suite 130                                               Executive Officer of the                      the Fund Complex. Director of
Dana Point, CA 92629                                    Allstate Corporation                          Amgen Inc., a biotechnological
                                                        ("Allstate") and Allstate                     company, and Director of
                                                        Insurance Company. Prior to                   Valero Energy Corporation, an
                                                        January 1995, President and                   independent refining company.
                                                        Chief Executive Officer of
                                                        Allstate. Prior to August
                                                        1994, various management
                                                        positions at Allstate.

Rod Dammeyer (62)            Director     Director      President of CAC, llc., a            91       Trustee/Director/Managing
CAC, llc.                                 since 2003    private company offering                      General Partner of funds in
4350 LaJolla Village Drive                              capital investment and                        the Fund Complex. Director of
Suite 980                                               management advisory services.                 TeleTech Holdings Inc.,
San Diego, CA 92122-6223                                Prior to July  2000, Managing                 Stericycle, Inc., TheraSense,
                                                        Partner of Equity Group                       Inc., GATX Corporation, Arris
                                                        Corporate Investment (EGI), a                 Group, Inc. and Trustee of
                                                        company that makes private                    the University of Chicago
                                                        investments in other                          Hospitals and Health Systems.
                                                        companies.                                    Prior to May 2002, Director
                                                                                                      of Peregrine Systems Inc.
                                                                                                      Prior to February 2001, Vice
                                                                                                      Chairman and Director of
                                                                                                      Anixter International, Inc.
                                                                                                      and IMC Global Inc. Prior to
                                                                                                      July 2000, Director of Allied
                                                                                                      Riser Communications Corp.,
                                                                                                      Matria Healthcare Inc.,
                                                                                                      Transmedia Networks, Inc.,
                                                                                                      CNA Surety, Corp. and Grupo
                                                                                                      Azcarero Mexico (GAM). Prior
                                                                                                      to April 1999, Director of
                                                                                                      Metal Management, Inc.

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                             POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Linda Hutton Heagy (55)      Director     Director      Managing Partner of Heidrick         89       Trustee/Director/Managing
Heidrick & Struggles                      since 1997    & Struggles, an executive                     General Partner of funds in
233 South Wacker Drive                                  search firm. Trustee on the                   the Fund Complex.
Suite 7000                                              University of Chicago
Chicago, IL 60606                                       Hospitals Board, Vice Chair
                                                        of the Board of the YMCA of
                                                        Metropolitan Chicago and a
                                                        member of the Women's Board
                                                        of the University of Chicago.
                                                        Prior to 1997, Partner of Ray &
                                                        Berndtson, Inc., an executive
                                                        recruiting firm. Prior to
                                                        1996, Trustee of The
                                                        International House Board, a
                                                        fellowship and housing
                                                        organization for
                                                        international graduate
                                                        students. Prior to 1995,
                                                        Executive Vice President of
                                                        ABN AMRO, N.A., a bank
                                                        holding company. Prior to
                                                        1992, Executive Vice
                                                        President of La Salle
                                                        National Bank.

R. Craig Kennedy (51)        Director     Director      Director and President of the        89       Trustee/Director/Managing
11 DuPont Circle, N.W.                    since 1997    German Marshall Fund of the                   General Partner of funds in
Washington, D.C. 20016                                  United States, an independent                 the Fund Complex.
                                                        U.S. foundation created to
                                                        deepen understanding,
                                                        promote collaboration and
                                                        stimulate exchanges of
                                                        practical experience between
                                                        Americans and Europeans.
                                                        Formerly, advisor to the
                                                        Dennis Trading Group Inc., a
                                                        managed futures and option
                                                        company that invests money
                                                        for individuals and
                                                        institutions. Prior to 1992,
                                                        President and Chief Executive
                                                        Officer, Director and member
                                                        of the Investment Committee
                                                        of the Joyce Foundation, a
                                                        private foundation.

Howard J Kerr (67)           Director     Director      Prior to 1998, President and         91       Trustee/Director/Managing
736 North Western Avenue                  since 2003    Chief Executive Officer of                    General Partner of funds in
P.O. Box 317                                            Pocklington Corporation,                      the Fund Complex. Director of
Lake Forest, IL 60045                                   Inc., an investment holding                   the Lake Forest Bank & Trust.
                                                        company. Director of the
                                                        Marrow Foundation

                             POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH     TIME        PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND       SERVED       DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Jack E. Nelson (67)          Director     Director      President of Nelson Investment       89       Trustee/Director/Managing
423 Country Club Drive                    since 1997    Planning Services, Inc., a                    General Partner of funds in
Winter Park, FL 32789                                   financial planning company                    the Fund Complex.
                                                        and registered investment
                                                        adviser in the  State of
                                                        Florida. President of Nelson
                                                        Ivest Brokerage Services Inc.,
                                                        a member of the NASD,
                                                        Securities Investors
                                                        Protection Corp. and the
                                                        Municipal Securities Rulemaking
                                                        Board. President of Nelson
                                                        Sales and Services Corporation,
                                                        a marketing and services
                                                        company to support affiliated
                                                        companies.

Hugo F. Sonnenschein (62)    Director     Director      President Emeritus and Honorary      91       Trustee/Director/Managing
1126 E. 59th Street                       since 2003    Trustee of the University of                  General Partner of funds in
Chicago, IL 60637                                       Chicago and the Adam Smith                    the Fund Complex. Director of
                                                        Distinguished Service                         Winston Laboratories, Inc.
                                                        Professor in the Department of
                                                        Economics at the University of
                                                        Chicago. Prior to July 2000,
                                                        President of the University of
                                                        Chicago. Trustee of the
                                                        University of Rochester and a
                                                        member of its investment
                                                        committee. Member of the
                                                        National Academy of Sciences,
                                                        the American Philosophical
                                                        Society and a fellow of the
                                                        American Academy of Arts and
                                                        Sciences.

Suzanne H. Woolsey (61)      Director     Director      Chief Communications Officer of      89       Trustee/Director/Managing
2101 Constitution Ave., N.W.              since 1999    the National Academy of                       General Partner of funds in
Room 285                                                Sciences/National Research                    the Fund Complex. Director
Washington, D.C. 20418                                  Council, an independent,                      of Neurogen Corporation, a
                                                        federally chartered policy                    pharmaceutical company, since
                                                        institution, since 2001 and                   January 1998.
                                                        previously Chief Operating
                                                        Officer from 1993 to 2001.
                                                        Director of the Institute for
                                                        Defense Analyses, a federally
                                                        funded research and development
                                                        center, Director of the German
                                                        Marshall Fund of the United
                                                        States, and Trustee of Colorado
                                                        College. Prior to 1993,
                                                        Executive Director of the
                                                        Commission on Behavioral and
                                                        Social Sciences and Education
                                                        at the National Academy of
                                                        Sciences/National Research
                                                        Council. From 1980 through
                                                        1989, Partner of Coopers &
                                                        Lybrand.

INTERESTED DIRECTORS*

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                             POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director     Director      President of funds in the Fund       89       Trustee/Director/Managing
1221 Avenue of the Americas  and          since 1999    Complex. Chairman, President,                 General Partner of funds in
New York, NY 10020           President                  Chief Executive Officer and                   the Fund Complex.
                                                        Director of the Advisers and
                                                        VK Advisors Inc. since December
                                                        2002. Chairman, President and
                                                        Chief Executive Officer of Van
                                                        Kampen Investments since
                                                        December 2002. Director of Van
                                                        Kampen Investments since
                                                        December 1999. Chairman and
                                                        Director of Van Kampen Funds
                                                        Inc. since December 2002.
                                                        President, Director and Chief
                                                        Operating Officer of Morgan
                                                        Stanley Investment Management
                                                        since December 1998. President
                                                        and Director since April 1997
                                                        and Chief Executive Officer
                                                        since June 1998 of Morgan
                                                        Stanley Investment Advisors
                                                        Inc. and Morgan Stanley
                                                        Services Company Inc. Chairman,
                                                        Chief Executive Officer and
                                                        Director of Morgan Stanley
                                                        Distributors Inc. since June
                                                        1998. Chairman since June 1998,
                                                        and Director since January 1998
                                                        of Morgan Stanley Trust.
                                                        Director of various Morgan
                                                        Stanley subsidiaries. President
                                                        of the Morgan Stanley Funds
                                                        since May 1999. Previously
                                                        Chief Executive Officer of Van
                                                        Kampen Funds Inc. from December
                                                        2002 to July 2003, Chief
                                                        Strategic Officer of Morgan
                                                        Stanley Investment Advisors
                                                        Inc. and Morgan Stanley
                                                        Services Company Inc. and
                                                        Executive Vice President of
                                                        Morgan Stanley Distributors
                                                        Inc. from April 1997 to June
                                                        1998. Chief Executive Officer
                                                        from September 2002 to April
                                                        2003 and Vice President from
                                                        May 1997 to April 1999 of the
                                                        Morgan Stanley Funds.

                                                                                         NUMBER OF
                                           TERM OF                                       FUNDS IN
                                          OFFICE AND                                       FUND
                             POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (57) Director     Director      Advisory Director of Morgan          91       Trustee/Director/Managing
1 Parkview Plaza                          since 1999    Stanley. Prior to December                    General Partner of funds in
P.O. Box 5555                                           2002, Chairman, Director,                     the Fund Complex.
Oakbrook Terrace, IL 60181                              President, Chief Executive
                                                        Officer and Managing Director
                                                        of Van Kampen Investments and
                                                        its investment advisory,
                                                        distribution and other
                                                        subsidiaries. Prior to December
                                                        2002, President and Chief
                                                        Executive Officer of funds in
                                                        the Fund Complex. Prior to May
                                                        1998, Executive Vice President
                                                        and Director of Marketing at
                                                        Morgan Stanley and Director of
                                                        Dean Witter, Discover & Co. and
                                                        Dean Witter Realty. Prior to
                                                        1996, Director of Dean Witter
                                                        Reynolds Inc.

Wayne W. Whalen* (64)        Director     Director      Partner in the law firm of           91       Trustee/Director/Managing
333 West Wacker Drive                     since 1997    Skadden, Arps, Slate, Meagher                 General Partner of funds in
Chicago, IL 60606                                       & Flom (Illinois), legal                      the Fund Complex.
                                                        counsel to funds in the Fund
                                                        Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                  POSITION(S)          LENGTH OF
NAME, AGE AND                     HELD WITH               TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND                 SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (62)           Vice President         Officer       Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                   since 1998    Vice President of funds in the Fund Complex. Prior to December
45th Floor                                                          2002, Chief Investment Officer of Van Kampen Investments and
Houston, TX 77056                                                   President and Chief Operations Officer of the Advisers and Van
                                                                    Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                                    President and Chief Investment Officer of funds in the Fund
                                                                    Complex. Prior to May 2001, Managing Director and Chief
                                                                    Investment Officer of Van Kampen Investments, and Managing
                                                                    Director and President of the Advisers and Van Kampen Advisors
                                                                    Inc. Prior to December 2000, Executive Vice President and
                                                                    Chief Investment Officer of Van Kampen Investments, and
                                                                    President and Chief Operating Officer of the Advisers. Prior
                                                                    to April 2000, Executive Vice President and Chief Investment
                                                                    Officer for Equity Investments of the Advisers. Prior to
                                                                    October 1998, Vice President and Senior Portfolio Manager with
                                                                    AIM Capital Management, Inc. Prior to February 1998, Senior
                                                                    Vice President and Portfolio Manager of Van Kampen American
                                                                    Capital Asset Management, Inc., Van Kampen American Capital
                                                                    Investment Advisory Corp. and Van Kampen American Capital
                                                                    Management, Inc.

Stefanie V. Chang (36)         Vice President         Officer       Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                           since 2003    Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)       Executive Vice         Officer       Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas    President and Chief    since 2002    Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020             Investment Officer                   Management Inc. and Morgan Stanley Investments LP and Director
                                                                    of Morgan Stanley Trust for over 5 years. Executive Vice
                                                                    President and Chief Investment Officer of funds in the Fund
                                                                    Complex. Managing Director and Chief Investment Officer of Van
                                                                    Kampen Investments, the Advisers and Van Kampen Advisors Inc.
                                                                    since December 2002.

John R. Reynoldson (50)        Vice President         Officer       Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                      since 2000    and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                       Fund Complex. Prior to July 2001, Principal and Co-head of the
Oakbrook Terrace, IL 60181                                          Fixed Income Department of the Advisers and Van Kampen
                                                                    Advisors Inc. Prior to December 2000, Senior Vice President of
                                                                    the Advisers and Van Kampen Advisors Inc. Prior to May 2000,
                                                                    Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice President of
                                                                    the government securities bond group for Asset Management.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND               SERVED     DURING PAST 5 YEARS
Ronald E. Robison (64)         Executive Vice         Officer       Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas    President and          since 2003    Executive Vice President and Principal Executive Officer of
New York, NY 10020             Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer and
                               Officer                              Managing Director of Morgan Stanley Investment Management Inc.
                                                                    Managing Director of Morgan Stanley. Managing Director and
                                                                    Director of Morgan Stanley Investment Advisors Inc. and Morgan
                                                                    Stanley Services Company Inc. Chief Executive Officer and
                                                                    Director of Morgan Stanley Trust. Vice President of the Morgan
                                                                    Stanley Funds.

A. Thomas Smith III (46)       Vice President and     Officer       Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas    Secretary              since 1999    Director of Van Kampen Investments, Director of the Advisers,
New York, NY 10020                                                  Van Kampen Advisors Inc., the Distributor, Investor Services
                                                                    and certain other subsidiaries of Van Kampen Investments.
                                                                    Managing Director and General Counsel-Mutual Funds of Morgan
                                                                    Stanley Investment Advisors, Inc. Vice President and Secretary
                                                                    of funds in the Fund Complex. Prior to July 2001, Managing
                                                                    Director, General Counsel, Secretary and Director of Van Kampen
                                                                    Investments, the Advisers, the Distributor, Investor Services,
                                                                    and certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                    Secretary and Director of Van Kampen Investments, the Advisers,
                                                                    Van Kampen Advisors Inc., the Distributor, Investor Services
                                                                    and certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General Counsel
                                                                    to New York Life Insurance Company ("New York Life"), and prior to March 1997, Associate General Counsel of New York Life.
                                                                    Prior to December 1993, Assistant General Counsel of The
                                                                    Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                                    Willkie Farr & Gallagher. Prior to January 1989, Staff Attorney
                                                                    at the Securities and Exchange Commission, Division of
                                                                    Investment Management, Office of Chief Counsel.

John L. Sullivan (48)          Vice President,        Officer       Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza               Chief Financial        since 1997    Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                  Officer and                          subsidiaries of Van Kampen Investments. Vice President, Chief
Oakbrook Terrace, IL 60181     Treasurer                            Financial Officer and Treasurer of funds in the Fund Complex.
                                                                    Head of Fund Accounting for Morgan Stanley Investment
                                                                    Management. Prior to December 2002, Executive Director of Van
                                                                    Kampen Investments, the Advisers and Van Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

*  Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory
   Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    455, 555, 655                             Member NASD/SIPC.
                    MSEM ANR 8/03                              11651H03-AP-8/03

VAN KAMPEN EQUITY GROWTH FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/GIRLS SAILING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

     Welcome, Shareholder

     In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.

     This material must be preceded or accompanied by a prospectus for the fund being offered.

     Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

        NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

[CHART]

This chart compares your fund's performance to that of the Standard & Poor's 500 Index from 5/28/98 through 6/30/03. Class A shares, adjusted for sales charges.

                            VAN KAMPEN EQUITY    STANDARD & POOR'S
                            GROWTH FUND          500 INDEX
 5/28/1998                    $9,425             $10,000
 5/31/1998                    $9,378              $9,939
 6/30/1998                    $9,698             $10,342
 9/30/1998                    $8,398              $9,313
12/31/1998                   $10,276             $11,297
 3/31/1999                   $11,002             $11,860
 6/30/1999                   $11,822             $12,696
 9/30/1999                   $11,709             $11,903
12/31/1999                   $14,216             $13,674
 3/31/2000                   $15,562             $13,988
 6/30/2000                   $15,045             $13,616
 9/30/2000                   $14,713             $13,484
12/31/2000                   $12,473             $12,429
 3/31/2001                   $10,181             $10,956
 6/30/2001                   $11,110             $11,597
 9/30/2001                    $9,375              $9,895
12/31/2001                   $10,552             $10,952
 3/31/2002                   $10,212             $10,982
 6/30/2002                    $8,653              $9,511
 9/30/2002                    $7,145              $7,868
12/31/2002                    $7,558              $8,531
 3/31/2003                    $7,414              $8,263
 6/30/2003                    $8,322              $9,535

                           A SHARES              B SHARES              C SHARES
                         SINCE 5/28/98         SINCE 5/28/98         SINCE 5/28/98
-------------------------------------------------------------------------------------
AVERAGE ANNUAL       W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS         CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception        -2.42%     -3.54%     -3.11%     -3.11%     -3.04%      -3.04%
5-year                 -3.01      -4.16      -3.70      -3.97      -3.62       -3.62
1-year                 -3.82      -9.34      -4.55      -9.32      -4.06       -5.02

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one-year total return of 0.21%. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Equity Growth Fund is managed by the adviser's Large Cap Growth team. Current members include(1) William Auslander, Managing Director, and Jeffrey Alvino, Executive Director. The following discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Stocks encountered tough conditions during most of the 12-month period but rose sharply late in the period.

     - During the period's first three quarters, the stock market headed lower, except during a six-week stretch in late 2002 when stocks, led by technology and telecommunications companies, bounced back.

     - Investors continued to be concerned about the economy and corporate profits, as well about the increasing odds of war in Iraq to depose Saddam Hussein.

     - When investors were convinced that the major combat in Iraq would end, stock prices rallied.

     - The second quarter of 2003 was very good for equities; the Standard & Poor's 500 Index, for example, gained more than 15 percent in its best quarterly performance in five years.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen Equity Growth Fund returned -3.82 percent for the 12 months ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmark, the Standard & Poor's 500 Index, returned 0.25 percent.

     See Performance Summary for additional information and index definitions.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. Disappointing stock selection in the consumer-discretionary, technology and health-care sectors led to the fund's underperformance:

     - Among consumer-discretionary stocks, several retail investments detracted from the fund's performance. With the economy challenged,

(1)Team members may change at any time without notice.

        especially during the second half of 2002, and unemployment rising, many retailers experienced a sluggish sales environment. Stocks such as Wal-Mart Stores, the world's largest retailer; Home Depot, the home-products superstore; and BJ's Wholesale Club (sold from the portfolio prior to the close of the period), the third-largest membership warehouse club in the United States, all were weak performers for the fund.

     - When the market rallied, technology stocks were some of the largest beneficiaries, especially speculative names with relatively weak fundamentals. Our focus, however, remained on higher-quality companies that we believed would do well even if the economy failed to recover as quickly as some people hoped. The fund, for example, had a large position in software giant Microsoft, which turned in positive performance during the past 12 months. Because it failed to keep up with the average technology stock, Microsoft's stock ended up detracting from relative performance.

     - Poor results from several of the fund's health-care investments, such as Pfizer and HCA, dragged down results. Pharmaceutical maker Pfizer faced questions about its merger with rival Pharmacia, while HCA, a hospital company, saw its stock fall after the company reported lower earnings stemming from fewer patient stays. We sold the fund's position in HCA. Although HCA's stock recovered some of its losses and, in June, the company settled with the Department of Justice to resolve claims that it overcharged Medicare, we believed the HCA's fundamentals had deteriorated to the extent that its long-term growth prospects were inhibited.

TOP 10 HOLDINGS AS OF 6/30/03

Microsoft                              7.1%
Pfizer                                 5.8
General Electric                       3.9
Citigroup                              3.8
Wal-Mart Stores                        3.4
Intel                                  2.9
Cisco Systems                          2.6
Johnson & Johnson                      2.5
Amgen                                  2.4
Procter & Gamble                       2.1

TOP 10 INDUSTRIES AS OF 6/30/03

Pharmaceuticals                       15.0%
Systems Software                       9.4
Semiconductors                         6.3
Industrial Conglomerates               5.9
Hypermarkets & Super Centers           4.4
Communications Equipment               4.0
Other Diversified Financial Services   3.8
Computer Hardware                      3.2
Soft Drinks                            3.1
Biotechnology                          3.1

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Relative to the S&P 500 Index, the fund was helped most by security selection and an underweight position in energy stocks, as well as by not owning materials and utility companies:(2)

     - Because the typical energy stock in the S&P 500 declined during the past year, the fund benefited from our decision to underweight the sector. Those energy stocks the fund did own--such as oil driller BJ Services and integrated oil giant Exxon Mobil--performed better than average and contributed positively to performance.

     - The fund's lack of meaningful exposure to both materials and utility stocks, both of which declined during the past 12 months, also helped relative performance.

Q.   PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. The fund's three largest positions as of June 30, 2003, were Microsoft, Pfizer and General Electric.(2)

     - Microsoft is the world's largest software maker. Although its stock underperformed that of the typical technology company during the period, we continued to have confidence in Microsoft. We were attracted to its dominant position in the PC operating systems and business applications software markets, as well as to its efforts to become a leading provider of Internet software and services.

     - Pfizer is a global pharmaceutical giant whose flagship drugs include Lipitor (high cholesterol), Viagra (sexual dysfunction), and Celebrex (arthritis). We liked the company's efforts to manage its drug pipeline. Unlike many of its competitors, Pfizer faces no significant patent expirations for the next several years.

     - General Electric is a diversified industrial corporation involved in multiple business lines--including appliances, aircraft engines, plastics and broadcasting. Our focus was on GE's solid balance sheet, strong management team and dominant market share in nearly all of its business lines.

(2)There is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. Rising stock prices have been a welcome relief from the long bear market. Yet we think there are still risks present in the economy. In all market conditions, we dedicate ourselves to intensive company research. We believe that the more we know about the companies the fund owns, the better job we can do as investors for our shareholders. Whatever happens in the economy and the market, we plan to continue our focus on stocks that, in our opinion, represent attractive long-term growth opportunities.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
COMMON STOCKS  96.5%
APPAREL RETAIL  0.9%
Abercrombie & Fitch Co., Class A (a)                        13,600   $   386,376
Limited Brands                                               5,325        82,537
TJX Cos., Inc.                                              14,050       264,702
                                                                     -----------
                                                                         733,615
                                                                     -----------

APPLICATION SOFTWARE  0.4%
Mercury Interactive Corp. (a)                                2,900       111,969
PeopleSoft, Inc. (a)                                         7,300       128,407
Siebel Systems, Inc. (a)                                    10,600       101,124
                                                                     -----------
                                                                         341,500
                                                                     -----------

BANKING  2.5%
Bank of New York Co., Inc.                                  25,550       734,562
Fifth Third Bancorp                                          6,700       384,178
Wells Fargo & Co.                                           16,550       834,120
                                                                     -----------
                                                                       1,952,860
                                                                     -----------
BEVERAGE  0.6%
Anheuser-Busch Cos., Inc., Class A                           8,420       429,841
                                                                     -----------
BIOTECHNOLOGY  3.0%
Amgen, Inc. (a)                                             27,830     1,849,025
Gilead Sciences, Inc. (a)                                    8,800       489,104
                                                                     -----------
                                                                       2,338,129
                                                                     -----------

BROADCASTING & CABLE TV  1.4%
Comcast Corp. (a)                                           22,125       667,732
EchoStar Communications Corp., Class A (a)                  12,000       415,440
                                                                     -----------
                                                                       1,083,172
                                                                     -----------

COMMUNICATIONS EQUIPMENT  3.9%
Cisco Systems, Inc. (a)                                    116,500     1,944,385
Emulex Corp. (a)                                             9,100       207,207
Juniper Networks, Inc. (a)                                  16,100       199,157
QUALCOMM, Inc.                                              14,750       527,312
UTStarcom, Inc. (a)                                          4,800       170,736
                                                                     -----------
                                                                       3,048,797
                                                                     -----------

COMPUTER HARDWARE  3.0%
Dell Computer Corp. (a)                                     36,500     1,166,540
Hewlett-Packard Co.                                         21,600       460,080
International Business Machines Corp.                        9,350       771,375
                                                                     -----------
                                                                       2,397,995
                                                                     -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                       MARKET
DESCRIPTION                                                 SHARES      VALUE
COMPUTER STORAGE & PERIPHERALS  0.3%
EMC Corp. (a)                                               22,550   $   236,098
Seagate Technology, Inc. (b)(c)                             15,200             0
                                                                     -----------
                                                                         236,098
                                                                     -----------

CONSUMER FINANCE  2.2%
American Express Co.                                        16,800       702,408
Charles Schwab Corp. (The)                                  45,000       454,050
Goldman Sachs Group, Inc.                                    7,175       600,906
                                                                     -----------
                                                                       1,757,364
                                                                     -----------

DATA PROCESSING & OUTSOURCING SERVICES  1.1%
Automatic Data Processing, Inc.                              8,950       303,047
First Data Corp.                                            14,300       592,592
                                                                     -----------
                                                                         895,639
                                                                     -----------

DEPARTMENT STORES  0.4%
Kohl's Corp. (a)                                             6,325       324,978
                                                                     -----------

DIVERSIFIED CAPITAL MARKETS  0.4%
J.P. Morgan Chase & Co.                                      9,350       319,583
                                                                     -----------

DIVERSIFIED COMMERCIAL SERVICES  0.4%
Weight Watchers International, Inc. (a)                      7,055       320,932
                                                                     -----------

DRUG RETAIL  0.4%
Walgreen Co.                                                11,400       343,140
                                                                     -----------

ELECTRONIC MANUFACTURING SERVICES  0.3%
Jabil Circuit, Inc. (a)                                      9,300       205,530
                                                                     -----------

GENERAL MERCHANDISE STORES  1.3%
Dollar Tree Stores, Inc. (a)                                13,700       434,701
Target Corp.                                                15,100       571,384
                                                                     -----------
                                                                       1,006,085
                                                                     -----------

HEALTH CARE DISTRIBUTORS  0.6%
AmerisourceBergen Corp.                                      7,300       506,255
                                                                     -----------

HEALTH CARE EQUIPMENT  2.3%
Boston Scientific Corp. (a)                                  5,200       317,720
Medtronic, Inc.                                             23,150     1,110,506
St. Jude Medical, Inc. (a)                                   7,075       406,813
                                                                     -----------
                                                                       1,835,039
                                                                     -----------

HEALTH CARE FACILITIES  0.2%
Health Management Associates, Inc., Class A                  8,600       158,670
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
HOME IMPROVEMENT RETAIL  2.2%
Home Depot, Inc.                                            39,620   $ 1,312,214
Lowe's Cos., Inc.                                           10,500       450,975
                                                                     -----------
                                                                       1,763,189
                                                                     -----------

HOUSEHOLD PRODUCTS  2.7%
Colgate-Palmolive Co.                                        9,000       521,550
Procter & Gamble Co.                                        18,050     1,609,699
                                                                     -----------
                                                                       2,131,249
                                                                     -----------

HYPERMARKETS & SUPER CENTERS  4.2%
Costco Wholesale Corp. (a)                                  19,675       720,105
Wal-Mart Stores, Inc.                                       48,400     2,597,628
                                                                     -----------
                                                                       3,317,733
                                                                     -----------

INDUSTRIAL CONGLOMERATES  5.7%
3M Co.                                                      11,600     1,496,168
General Electric Co.                                       103,975     2,982,003
                                                                     -----------
                                                                       4,478,171
                                                                     -----------

INTEGRATED OIL & GAS  2.0%
Exxon Mobil Corp.                                           42,900     1,540,539
                                                                     -----------

INTEGRATED TELECOMMUNICATION SERVICES  1.2%
Verizon Communications, Inc.                                23,734       936,306
                                                                     -----------

INTERNET RETAIL  1.5%
eBay, Inc. (a)                                               5,900       614,662
InterActiveCorp (a)                                         14,455       571,984
                                                                     -----------
                                                                       1,186,646
                                                                     -----------

INTERNET SOFTWARE & SERVICES  0.4%
Yahoo!, Inc. (a)                                             9,800       321,048
                                                                     -----------

LIFE & HEALTH INSURANCE  0.7%
AFLAC, Inc.                                                 16,800       516,600
                                                                     -----------

MANAGED HEALTH CARE  1.2%
UnitedHealth Group, Inc.                                    19,400       974,850
                                                                     -----------

MEDIA-CABLE  1.6%
Clear Channel Communications, Inc. (a)                      29,250     1,239,908
                                                                     -----------

MEDIA-NONCABLE  2.3%
Gannett Co., Inc.                                            4,350       334,124
Univision Communications, Inc. (a)                          15,225       462,840
Viacom, Inc., Class B (a)                                   23,570     1,029,066
                                                                     -----------
                                                                       1,826,030
                                                                     -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                       MARKET
DESCRIPTION                                                SHARES      VALUE
MULTI-LINE INSURANCE  1.9%
American International Group, Inc.                          27,000   $ 1,489,860
                                                                     -----------

OIL & GAS EQUIPMENT & SERVICES  1.4%
Baker Hughes, Inc.                                          11,550       387,734
BJ Services Co. (a)                                          7,900       295,144
Smith International, Inc. (a)                               12,280       451,167
                                                                     -----------
                                                                       1,134,045
                                                                     -----------

OTHER DIVERSIFIED FINANCIAL SERVICES  3.7%
Citigroup, Inc.                                             67,333     2,881,852
                                                                     -----------

PACKAGED FOODS  0.4%
Kraft Foods, Inc.                                            8,925       290,509
                                                                     -----------

PERSONAL PRODUCTS  0.6%
Gillette Co. (The)                                          14,150       450,819
                                                                     -----------

PHARMACEUTICALS  14.5%
Abbott Laboratories                                         19,100       835,816
Bristol-Myers Squibb Co.                                    13,200       358,380
Celgene Corp. (a)                                            7,175       218,120
Eli Lilly & Co.                                             13,600       937,992
Forest Laboratories, Inc. (a)                                5,800       317,550
Johnson & Johnson                                           36,350     1,879,295
Merck & Co., Inc.                                           20,050     1,214,028
Pfizer, Inc.                                               129,405     4,419,181
Wyeth, Inc.                                                 27,250     1,241,238
                                                                     -----------
                                                                      11,421,600
                                                                     -----------

RESTAURANTS  0.9%
McDonald's Corp.                                            13,100       288,986
Yum! Brands, Inc. (a)                                       14,300       422,708
                                                                     -----------
                                                                         711,694
                                                                     -----------

SEMICONDUCTOR EQUIPMENT  1.1%
Applied Materials, Inc. (a)                                 41,950       665,327
Novellus Systems, Inc. (a)                                   5,950       217,895
                                                                     -----------
                                                                         883,222
                                                                     -----------

SEMICONDUCTORS  6.1%
Altera Corp. (a)                                            18,900       309,960
Analog Devices, Inc. (a)                                    15,300       532,746
Broadcom Corp. (a)                                           7,100       176,861
Intel Corp.                                                106,800     2,219,731
Linear Technology Corp.                                     16,900       544,349
Maxim Integrated Products, Inc.                             13,650       466,694
Texas Instruments, Inc.                                     32,300       568,480
                                                                     -----------
                                                                       4,818,821
                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                       MARKET
DESCRIPTION                                                SHARES       VALUE
SOFT DRINKS  3.0%
Coca-Cola Co.                                               29,050   $ 1,348,211
PepsiCo, Inc.                                               22,650     1,007,925
                                                                     -----------
                                                                       2,356,136
                                                                     -----------

SPECIALTY STORES  0.8%
Bed Bath & Beyond, Inc. (a)                                 10,900       423,029
Tiffany & Co.                                                5,400       176,472
                                                                     -----------
                                                                         599,501
                                                                     -----------

SYSTEMS SOFTWARE  9.0%
Adobe Systems, Inc.                                          7,200       230,904
Microsoft Corp.                                            210,200     5,383,222
Oracle Corp. (a)                                            80,000       961,600
Symantec Corp. (a)                                           5,450       239,037
VERITAS Software Corp. (a)                                  10,400       298,168
                                                                     -----------
                                                                       7,112,931
                                                                     -----------

TOBACCO  1.6%
Altria Group, Inc.                                          27,550     1,251,872
                                                                     -----------

WIRELESS TELECOMMUNICATION SERVICES  0.2%
AT&T Wireless Services, Inc. (a)                            23,400       192,114
                                                                     -----------

TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $65,851,929)                                                  76,062,467

REPURCHASE AGREEMENT  3.2%
State Street Bank & Trust Co. ($2,508,000 par
  collateralized by U.S. Government obligations
  in a pooled cash account, dated 06/30/03, to
  be sold on 07/01/03 at $2,508,045)
  (Cost $2,508,000)                                                    2,508,000
                                                                     -----------

TOTAL INVESTMENTS  99.7%
  (Cost $68,359,929)                                                  78,570,467

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%                              228,928
                                                                     -----------
NET ASSETS  100.0%                                                   $78,799,395
                                                                     ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(c) Security has been deemed illiquid.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
Total Investments (Cost $68,359,929)                                         $ 78,570,467
Cash                                                                                  424
Receivables:
   Investments Sold                                                             1,958,893
   Fund Shares Sold                                                               368,802
   Dividends                                                                       74,887
   Interest                                                                         1,595
Other                                                                              27,939
                                                                             ------------
     Total Assets                                                              81,003,007
                                                                             ------------

LIABILITIES:
Payables:
   Investments Purchased                                                        1,900,445
   Distributor and Affiliates                                                      98,132
   Fund Shares Repurchased                                                         52,570
   Investment Advisory Fee                                                         35,927
Accrued Expenses                                                                   77,295
Directors' Deferred Compensation and Retirement Plans                              39,243
                                                                             ------------
     Total Liabilities                                                          2,203,612
                                                                             ------------
NET ASSETS                                                                   $ 78,799,395
                                                                             ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)                                                        $117,305,473
Net Unrealized Appreciation                                                    10,210,538
Accumulated Net Investment Loss                                                   (47,197)
Accumulated Net Realized Loss                                                 (48,669,419)
                                                                             ------------
NET ASSETS                                                                   $ 78,799,395
                                                                             ============

MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $34,399,969 and 4,265,871 shares of beneficial interest issued
     and outstanding)                                                        $       8.06
     Maximum sales charge (5.75%* of offering price)                                  .49
                                                                             ------------
     Maximum offering price to public                                        $       8.55
                                                                             ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of $28,718,286 and 3,701,094 shares of beneficial interest issued
     and outstanding)                                                        $       7.76
                                                                             ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of $15,681,140 and 2,014,048 shares of beneficial interest issued
     and outstanding)                                                        $       7.79
                                                                             ============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends                                                                    $    802,837
Interest                                                                           36,085
Other                                                                              34,277
                                                                             ------------
     Total Income                                                                 873,199
                                                                             ------------

EXPENSES:
Investment Advisory Fee                                                           558,669
Distribution (12b-1) and Service Fees (Attributed to Classes A,  B and C of
  $71,151, $269,616 and $144,212, respectively)                                   484,979
Shareholder Services                                                              131,794
Administrative Fee                                                                113,793
Custody                                                                            55,637
Legal                                                                              21,611
Directors' Fees and Related Expenses                                               19,161
Amortization of Organizational Costs                                                1,073
Other                                                                             144,173
                                                                             ------------
     Total Expenses                                                             1,530,890
     Expense Reduction ($41,768 Investment Advisory Fee and $131,571 Other)       173,339
     Less Credits Earned on Cash Balances                                             851
                                                                             ------------
     Net Expenses                                                               1,356,700
                                                                             ------------
NET INVESTMENT LOSS                                                          $   (483,501)
                                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                            $(13,498,812)
                                                                             ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                       (543,271)
   End of the Period                                                           10,210,538
                                                                             ------------
Net Unrealized Appreciation During the Period                                  10,753,809
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS                                             $ (2,745,003)
                                                                             ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                   $ (3,228,504)
                                                                             ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED        YEAR ENDED
                                                         JUNE 30, 2003     JUNE 30, 2002
                                                       -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                       $   (483,501)     $   (932,552)
Net Realized Loss                                          (13,498,812)      (16,952,020)
Net Unrealized Appreciation/Depreciation During
   the Period                                               10,753,809        (4,464,725)
                                                          ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (3,228,504)      (22,349,297)
                                                          ------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                   39,766,995        47,416,691
Cost of Shares Repurchased                                 (34,834,864)      (43,216,886)
                                                          ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS           4,932,131         4,199,805
                                                          ------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                        1,703,627       (18,149,492)
NET ASSETS:
Beginning of the Period                                     77,095,768        95,245,260
                                                          ------------      ------------
End of the Period (Including accumulated net investment
   loss of $47,197 and $30,350, respectively)             $ 78,799,395      $ 77,095,768
                                                          ============      ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                   YEAR ENDED JUNE 30,
                                                   -----------------------------------------------
                                                   2003(a)   2002(a)   2001(a)  2000(a)   1999(a)
                                                   -----------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                       $  8.38   $ 10.76   $ 15.42  $ 12.54   $  10.29
                                                   -------   -------   -------  -------   --------
  Net Investment Loss                                 (.02)     (.06)     (.09)    (.11)      (.06)
  Net Realized and Unrealized Gain/Loss               (.30)    (2.32)    (3.85)    3.47       2.31
                                                   -------   -------   -------  -------   --------
Total from Investment Operations                      (.32)    (2.38)    (3.94)    3.36       2.25
Less Distributions from Net Realized Gain              -0-       -0-       .72      .48        -0-(c)
                                                   -------   -------   -------  -------   --------
NET ASSET VALUE, END OF THE PERIOD                 $  8.06   $  8.38   $ 10.76  $ 15.42   $  12.54
                                                   =======   =======   =======  =======   ========

Total Return*(b)                                    -3.82%   -22.12%   -26.15%   27.26%     21.90%
Net Assets at End of the Period
  (In millions)                                    $  34.4   $  31.0   $  38.3  $  41.6   $   17.2
Ratio of Expenses to Average Net Assets*             1.50%     1.50%     1.50%    1.50%      1.50%
Ratio of Net Investment Loss to Average
  Net Assets*                                        (.30%)    (.60%)    (.68%)   (.77%)     (.57%)
Portfolio Turnover                                    186%      115%       71%      73%       126%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets              1.75%    1.60%      1.58%    1.69%      1.98%
Ratio of Net Investment Loss to Average
   Net Assets                                        (.55%)   (.70%)     (.76%)   (.96%)    (1.05%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

                                               SEE NOTES TO FINANCIAL STATEMENTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                    YEAR ENDED JUNE 30,
                                                   ----------------------------------------------
                                                   2003(a)   2002(a)   2001(a)  2000(a)   1999(a)
                                                   ----------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                        $ 8.12   $ 10.51   $ 15.19  $ 12.45   $ 10.28
                                                    ------   -------   -------  -------   -------
  Net Investment Loss                                 (.08)     (.13)     (.18)    (.21)     (.14)
  Net Realized and Unrealized Gain/Loss               (.28)    (2.26)    (3.78)    3.43      2.31
                                                    ------   -------   -------  -------   -------
Total from Investment Operations                      (.36)    (2.39)    (3.96)    3.22      2.17
Less Distributions from Net Realized Gain              -0-       -0-       .72      .48       -0-(c)
                                                    ------   -------   -------  -------   -------
NET ASSET VALUE, END OF THE PERIOD                  $ 7.76   $  8.12   $ 10.51  $ 15.19   $ 12.45
                                                    ======   =======   =======  =======   =======

Total Return*(b)                                    -4.55%   -22.65%   -26.70%   26.32%    21.14%
Net Assets at End of the Period
  (In millions)                                     $ 28.7   $  30.4   $  43.4  $  49.2   $  24.0
Ratio of Expenses to Average Net Assets*             2.25%     2.25%     2.25%    2.25%     2.25%
Ratio of Net Investment Loss to Average
  Net Assets*                                       (1.05%)   (1.35%)   (1.43%)  (1.52%)   (1.34%)
Portfolio Turnover                                    186%      115%       71%      73%      126%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets              2.50%     2.35%     2.33%    2.44%     2.72%
Ratio of Net Investment Loss to Average
   Net Assets                                       (1.30%)   (1.45%)   (1.51%)  (1.71%)   (1.81%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                       YEAR ENDED JUNE 30,
                                                   ------------------------------------------------
                                                   2003(a)    2002(a)   2001(a)   2000(a)   1999(a)
                                                   ------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                       $ 8.12     $ 10.50   $ 15.18   $ 12.44   $ 10.28
                                                   ------     -------   -------   -------   -------
  Net Investment Loss                                (.06)       (.13)     (.18)     (.21)     (.14)
  Net Realized and Unrealized Gain/Loss              (.27)      (2.25)    (3.78)     3.43      2.30
                                                   ------     -------   -------   -------   -------
Total from Investment Operations                     (.33)      (2.38)    (3.96)     3.22      2.16
Less Distributions from Net Realized Gain             -0-         -0-       .72       .48       -0-(c)
                                                   ------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE PERIOD                 $ 7.79     $  8.12   $ 10.50   $ 15.18   $ 12.44
                                                   ======     =======   =======   =======   =======

Total Return*(b)                                   -4.06%(d)  -22.67%   -26.72%    26.34%    21.04%
Net Assets at End of the Period
  (In millions)                                    $ 15.7     $  15.7   $  13.6   $  17.2   $   7.4
Ratio of Expenses to Average Net Assets*            2.25%       2.25%     2.25%     2.25%     2.25%
Ratio of Net Investment Loss to Average
  Net Assets*                                       (.81%)(d)  (1.36%)   (1.43%)   (1.52%)   (1.32%)
Portfolio Turnover                                   186%        115%       71%       73%      126%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets             2.50%       2.35%     2.33%     2.44%     2.75%
Ratio of Net Investment Loss to Average
   Net Assets                                      (1.06%)(d)  (1.46%)   (1.51%)   (1.71%)   (1.81%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01 per share.

(d) Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


D. ORGANIZATIONAL COSTS The organizational costs of the Fund were amortized on a straight line basis over the 60 month period ended May 27, 2003.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $38,484,302, which will expire between June 30, 2009 and June 30, 2011.

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                               $73,712,755
                                                                   ===========
Gross tax unrealized appreciation                                  $ 6,307,339
Gross tax unrealized depreciation                                   (1,449,627)
                                                                   -----------
Net tax unrealized appreciation on investments                     $ 4,857,712
                                                                   ===========

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $463,390 has been reclassified from accumulated net investment loss to capital. A permanent book and tax difference related to expenses which are not deductible for tax purposes totaling $1,073 has been reclassified from accumulated net investment loss to capital. Additionally, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,191 was reclassified from accumulated net investment loss to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions, and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

G. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $851 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million                                                  .80%
Next $500 million                                                   .75%
Over $1 billion                                                     .70%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $41,768 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of $18,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense on the Statement of Operations.

    Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 3003, the Fund recognized expenses of approximately $23,600 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $79,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


    Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $131,571 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense on the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense on the Statement of Operations.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,343 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

    For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $10,967.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $49,439,016, $45,623,482 and $22,242,975 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                          SHARES         VALUE
Sales:
  Class A                                               3,386,153    $ 25,718,759
  Class B                                               1,236,572       9,068,859
  Class C                                                 670,560       4,979,377
                                                       ----------    ------------
Total Sales                                             5,293,285    $ 39,766,995
                                                       ==========    ============

Repurchases:
  Class A                                              (2,822,752)   $(21,418,775)
  Class B                                              (1,281,787)     (9,227,781)
  Class C                                                (585,466)     (4,188,308)
                                                       ----------    ------------
Total Repurchases                                      (4,690,005)   $(34,834,864)
                                                       ==========    ============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


    At June 30, 2002, capital aggregated $45,341,794, $45,951,677 and
$21,544,334 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                          SHARES         VALUE
Sales:
  Class A                                               3,255,077    $ 30,313,151
  Class B                                                 782,783       7,462,812
  Class C                                               1,020,560       9,640,728
                                                       ----------    ------------
Total Sales                                             5,058,420    $ 47,416,691
                                                       ==========    ============
Repurchases:
  Class A                                              (3,107,798)   $(28,765,353)
  Class B                                              (1,167,606)    (10,903,977)
  Class C                                                (384,945)     (3,547,556)
                                                       ----------    ------------
Total Repurchases                                      (4,660,349)   $(43,216,886)
                                                       ==========    ============

    Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 47,273 and 41,801 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                          CONTINGENT DEFERRED
                                                           SALES CHARGE AS A
                                                          PERCENTAGE OF DOLLAR
                                                        AMOUNT SUBJECT TO CHARGE
                                                      ----------------------------
YEAR OF REDEMPTION                                    CLASS B              CLASS C
First                                                  5.00%                1.00%
Second                                                 4.00%                None
Third                                                  3.00%                None
Fourth                                                 2.50%                None
Fifth                                                  1.50%                None
Thereafter                                             None                 None

    For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $50,700 and CDSC on redeemed shares of approximately $76,600. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $131,393,033 and $126,374,576, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $875,500 and $13,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis

    Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $254,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $24,600.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Equity Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS


THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at vankampen.com--to view a prospectus, select DOWNLOAD FUND INFO

[ILLUSTRATION OF COMPUTER]

- call us at (800) 847-2424 Telecommunications Device for the Deaf (TDD) users, call (800) 421-2833.

[ILLUSTRATION OF PHONE]

-  e-mail us by visiting vankampen.com and selecting CONTACT US

[ILLUSTRATION OF ENVELOPES]

* Open to new investors for a limited time

**Closed to new investors.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND


BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN*--Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


(1) Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS


The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                             NUMBER OF
                                          TERM OF                                            FUNDS IN
                                        OFFICE AND                                             FUND
                            POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
David C. Arch (58)          Director    Director    Chairman and Chief Executive Officer         91      Trustee/Director/Managing
Blistex Inc.                            since 2003  of Blistex Inc., a consumer health                   General Partner of funds
1800 Swift Drive                                    care products manufacturer. Former                   in the Fund Complex.
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Director
                                                    of the Heartland Alliance, a nonprofit
                                                    organization serving human needs based
                                                    in Chicago.

J. Miles Branagan (71)      Director   Director     Private investor. Co-founder, and            89      Trustee/Director/Managing
1632 Morning Mountain Road             since 1997   prior to August 1996, Chairman, Chief                General Partner of funds
Raleigh, NC 27614                                   Executive Officer and President, MDT                 in the Fund Complex.
                                                    Corporation (now known as
                                                    Getinge/Castle, Inc., a subsidiary of
                                                    Getinge Industrier AB), a company
                                                    which develops, manufactures, markets
                                                    and services medical and scientific
                                                    equipment.

                                                                                             NUMBER OF
                                          TERM OF                                            FUNDS IN
                                        OFFICE AND                                             FUND
                            POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (64)        Director    Director    Prior to January 1999, Chairman and          89      Trustee/Director/Managing
33971 Selva Road                        since 1999  Chief Executive Officer of the                       General Partner of funds
Suite 130                                           Allstate Corporation ("Allstate") and                in the Fund Complex.
Dana Point, CA 92629                                Allstate Insurance Company. Prior to                 Director of Amgen Inc., a
                                                    January 1995, President and Chief                    biotechnological company,
                                                    Executive Officer of Allstate. Prior                 and Director of Valero
                                                    to August 1994, various management                   Energy Corporation, an
                                                    positions at Allstate.                               independent refining
                                                                                                         company.


Rod Dammeyer (62)           Director    Director    President of CAC, llc., a private            91      Trustee/Director/Managing
CAC, llc.                               since 2003  company offering capital investment                  General Partner of funds
4350 LaJolla Village Drive                          and management advisory services.                    in the Fund Complex.
Suite 980                                           Prior to July 2000, Managing Partner                 Director of TeleTech
San Diego, CA 92122-6223                            of Equity Group Corporate Investment                 Holdings Inc., Stericycle,
                                                    (EGI), a company that makes private                  Inc., TheraSense, Inc.,
                                                    investments in other companies.                      GATX Corporation, Arris
                                                                                                         Group, Inc. and Trustee of
                                                                                                         the University of Chicago
                                                                                                         Hospitals and Health
                                                                                                         Systems. Prior to May
                                                                                                         2002, Director of
                                                                                                         Peregrine Systems Inc.
                                                                                                         Prior to February 2001,
                                                                                                         Vice Chairman and Director
                                                                                                         of Anixter International,
                                                                                                         Inc. and IMC Global Inc.
                                                                                                         Prior to July 2000,
                                                                                                         Director of Allied Riser
                                                                                                         Communications Corp.,
                                                                                                         Matria Healthcare Inc.,
                                                                                                         Transmedia Networks, Inc.,
                                                                                                         CNA Surety, Corp. and
                                                                                                         Grupo Azcarero Mexico
                                                                                                         (GAM). Prior to April
                                                                                                         1999, Director of Metal
                                                                                                         Management, Inc.

                                                                                             NUMBER OF
                                          TERM OF                                            FUNDS IN
                                        OFFICE AND                                             FUND
                            POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Linda Hutton Heagy (55)     Director    Director    Managing Partner of Heidrick &               89      Trustee/Director/Managing
Heidrick & Struggles                    since 1997  Struggles, an executive search firm.                 General Partner of funds
233 South Wacker Drive                              Trustee on the University of Chicago                 in the Fund Complex.
Suite 7000                                          Hospitals Board, Vice Chair of the
Chicago, IL 60606                                   Board of the YMCA of Metropolitan
                                                    Chicago and a member of the Women's
                                                    Board of the University of Chicago.
                                                    Prior to 1997, Partner of Ray &
                                                    Berndtson, Inc., an executive
                                                    recruiting firm. Prior to 1996,
                                                    Trustee of The International House
                                                    Board, a fellowship and housing
                                                    organization for international
                                                    graduate students. Prior to 1995,
                                                    Executive Vice President of ABN AMRO,
                                                    N.A., a bank holding company. Prior to
                                                    1992, Executive Vice President of La
                                                    Salle National Bank.

R. Craig Kennedy (51)       Director    Director    Director and President of the German         89      Trustee/Director/Managing
11 DuPont Circle, N.W.                  since 1997  Marshall Fund of the United States, an               General Partner of funds
Washington, D.C. 20016                              independent U.S. foundation created to               in the Fund Complex.
                                                    deepen understanding, promote
                                                    collaboration and stimulate exchanges
                                                    of practical experience between
                                                    Americans and Europeans. Formerly,
                                                    advisor to the Dennis Trading Group
                                                    Inc., a managed futures and option
                                                    company that invests money for
                                                    individuals and institutions. Prior to
                                                    1992, President and Chief Executive
                                                    Officer, Director and member of the
                                                    Investment Committee of the Joyce
                                                    Foundation, a private foundation.

Howard J Kerr (67)          Director    Director    Prior to 1998, President and Chief           91      Trustee/Director/Managing
736 North Western Avenue                since 2003  Executive Officer of Pocklington                     General Partner of funds
P.O. Box 317                                        Corporation, Inc., an investment                     in the Fund Complex.
Lake Forest, IL 60045                               holding company. Director of the                     Director of the Lake
                                                    Marrow Foundation                                    Forest Bank & Trust.

                            POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Jack E. Nelson (67)         Director    Director    President of Nelson Investment               89      Trustee/Director/Managing
423 Country Club Drive                  since 1997  Planning Services, Inc., a financial                 General Partner of funds
Winter Park, FL 32789                               planning company and registered                      in the Fund Complex.
                                                    investment adviser in the State of
                                                    Florida. President of Nelson Ivest
                                                    Brokerage Services Inc., a member of
                                                    the NASD, Securities Investors
                                                    Protection Corp. and the Municipal
                                                    Securities Rulemaking Board. President
                                                    of Nelson Sales and Services
                                                    Corporation, a marketing and services
                                                    company to support affiliated
                                                    companies.

Hugo F. Sonnenschein (62)   Director    Director    President Emeritus and Honorary              91      Trustee/Director/Managing
1126 E. 59th Street                     since 2003  Trustee of the University of Chicago                 General Partner of funds
Chicago, IL 60637                                   and the Adam Smith Distinguished                     in the Fund Complex.
                                                    Service Professor in the Department of               Director of Winston
                                                    Economics at the University of                       Laboratories, Inc.
                                                    Chicago. Prior to July 2000, President
                                                    of the University of Chicago. Trustee
                                                    of the University of Rochester and a
                                                    member of its investment committee.
                                                    Member of the National Academy of
                                                    Sciences, the American Philosophical
                                                    Society and a fellow of the American
                                                    Academy of Arts and Sciences.

Suzanne H. Woolsey (61)     Director    Director    Chief Communications Officer of the          89      Trustee/Director/Managing
2101 Constitution Ave.,                 since 1999  National Academy of Sciences/National                General Partner of funds
N.W. Room 285                                       Research Council, an independent,                    in the Fund Complex.
Washington, D.C. 20418                              federally chartered policy                           Director of Neurogen
                                                    institution, since 2001 and previously               Corporation, a
                                                    Chief Operating Officer from 1993 to                 pharmaceutical company,
                                                    2001. Director of the Institute for                  since January 1998.
                                                    Defense Analyses, a federally funded
                                                    research and development center,
                                                    Director of the German Marshall Fund
                                                    of the United States, and Trustee of
                                                    Colorado College. Prior to 1993,
                                                    Executive Director of the Commission
                                                    on Behavioral and Social Sciences and
                                                    Education at the National Academy of
                                                    Sciences/National Research Council.
                                                    From 1980 through 1989, Partner of
                                                    Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                             NUMBER OF
                                          TERM OF                                            FUNDS IN
                                        OFFICE AND                                             FUND
                            POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR         FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (50)     Director    Director    President of funds in the Fund               89      Trustee/Director/Managing
1221 Avenue of the          and         since 1999  Complex. Chairman, President, Chief                  General Partner of funds
 Americas                   President               Executive Officer and Director of the                in the Fund Complex.
New York, NY 10020                                  Advisers and VK Advisors Inc. since
                                                    December 2002. Chairman, President and
                                                    Chief Executive Officer of Van Kampen
                                                    Investments since December 2002.
                                                    Director of Van Kampen Investments
                                                    since December 1999. Chairman and
                                                    Director of Van Kampen Funds Inc.
                                                    since December 2002. President,
                                                    Director and Chief Operating Officer
                                                    of Morgan Stanley Investment
                                                    Management since December 1998.
                                                    President and Director since April
                                                    1997 and Chief Executive Officer since
                                                    June 1998 of Morgan Stanley Investment
                                                    Advisors Inc. and Morgan Stanley
                                                    Services Company Inc. Chairman, Chief
                                                    Executive Officer and Director of
                                                    Morgan Stanley Distributors Inc. since
                                                    June 1998. Chairman since June 1998,
                                                    and Director since January 1998 of
                                                    Morgan Stanley Trust. Director of
                                                    various Morgan Stanley subsidiaries.
                                                    President of the Morgan Stanley Funds
                                                    since May 1999. Previously Chief
                                                    Executive Officer of Van Kampen Funds
                                                    Inc. from December 2002 to July 2003,
                                                    Chief Strategic Officer of Morgan
                                                    Stanley Investment Advisors Inc. and
                                                    Morgan Stanley Services Company Inc.
                                                    and Executive Vice President of Morgan
                                                    Stanley Distributors Inc. from April
                                                    1997 to June 1998. Chief Executive
                                                    Officer from September 2002 to April
                                                    2003 and Vice President from May 1997
                                                    to April 1999 of the Morgan Stanley
                                                    Funds.

                                                                                             NUMBER OF
                                          TERM OF                                            FUNDS IN
                                        OFFICE AND                                             FUND
                            POSITION(S)  LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH     TIME     PRINCIPAL OCCUPATION(S)                  OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR         FUND       SERVED    DURING PAST 5 YEARS                     BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III*     Director    Director    Advisory Director of Morgan Stanley.         91      Trustee/Director/Managing
 (57)                                   since 1999  Prior to December 2002, Chairman,                    General Partner of funds
1 Parkview Plaza                                    Director, President, Chief Executive                 in the Fund Complex.
P.O. Box 5555                                       Officer and Managing Director of Van
Oakbrook Terrace, IL 60181                          Kampen Investments and its investment
                                                    advisory, distribution and other
                                                    subsidiaries. Prior to December 2002,
                                                    President and Chief Executive Officer
                                                    of funds in the Fund Complex. Prior to
                                                    May 1998, Executive Vice President and
                                                    Director of Marketing at Morgan
                                                    Stanley and Director of Dean Witter,
                                                    Discover & Co. and Dean
                                                    Witter Realty. Prior to 1996, Director
                                                    of Dean Witter Reynolds Inc.

Wayne W. Whalen* (64)       Director    Director    Partner in the law firm of Skadden,          91      Trustee/Director/Managing
333 West Wacker Drive                   since 1997  Arps, Slate, Meagher & Flom                          General Partner of funds
Chicago, IL 60606                                   (Illinois), legal counsel to funds in                in the Fund Complex.
                                                    the Fund Complex.


* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS


                                                     TERM OF
                                                    OFFICE AND
                                 POSITION(S)        LENGTH OF
NAME, AGE AND                     HELD WITH            TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND              SERVED       DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President         Officer        Managing Director of Global Research Investment Management. Vice
2800 Post Oak Blvd.                                 since 1998     President of funds in the Fund Complex. Prior to December 2002,
45th Floor                                                         Chief Investment Officer of Van Kampen Investments and President
Houston, TX 77056                                                  and Chief Operations Officer of the Advisers and Van Kampen
                                                                   Advisors Inc. Prior to May 2002, Executive Vice President and
                                                                   Chief Investment Officer of funds in the Fund Complex. Prior to
                                                                   May 2001, Managing Director and Chief Investment Officer of Van
                                                                   Kampen Investments, and Managing Director and President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December 2000,
                                                                   Executive Vice President and Chief Investment Officer of Van
                                                                   Kampen Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President and
                                                                   Chief Investment Officer for Equity Investments of the Advisers.
                                                                   Prior to October 1998, Vice President and Senior Portfolio
                                                                   Manager with AIM Capital Management, Inc. Prior to February
                                                                   1998, Senior Vice President and Portfolio Manager of Van Kampen
                                                                   American Capital Asset Management, Inc., Van Kampen American
                                                                   Capital Investment Advisory Corp. and Van Kampen American
                                                                   Capital Management, Inc.

Stefanie V. Chang (36)       Vice President         Officer        Executive Director of Morgan Stanley Investment Management. Vice
1221 Avenue of the Americas                         since 2003     President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice         Officer        Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas  President and Chief    since 2002     Investment Advisors Inc., Morgan Stanley Investment Management
New York, NY 10020           Investment Officer                    Inc. and Morgan Stanley Investments LP and Director of Morgan
                                                                   Stanley Trust for over 5 years. Executive Vice President and
                                                                   Chief Investment Officer of funds in the Fund Complex. Managing
                                                                   Director and Chief Investment Officer of Van Kampen Investments,
                                                                   the Advisers and Van Kampen Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President         Officer        Executive Director and Portfolio Specialist of the Advisers and
1 Parkview Plaza                                    since 2000     Van Kampen Advisors Inc. Vice President of funds in the Fund
P.O. Box 5555                                                      Complex. Prior to July 2001, Principal and Co-head of the Fixed
Oakbrook Terrace, IL 60181                                         Income Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the Advisers
                                                                   and Van Kampen Advisors Inc. Prior to May 2000, Senior Vice
                                                                   President of the investment grade taxable group for the
                                                                   Advisers. Prior to June 1999, Senior Vice President of the
                                                                   government securities bond group for Asset Management.

                                                     TERM OF
                                                    OFFICE AND
                                 POSITION(S)        LENGTH OF
NAME, AGE AND                     HELD WITH            TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND              SERVED       DURING PAST 5 YEARS
Ronald E. Robison (64)       Executive Vice         Officer        Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and          since 2003     Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal Executive                   funds in the Fund Complex. Chief Global Operations Officer and
                             Officer                               Managing Director of Morgan Stanley Investment Management Inc.
                                                                   Managing Director of Morgan Stanley. Managing Director and
                                                                   Director of Morgan Stanley Investment Advisors Inc. and Morgan
                                                                   Stanley Services Company Inc. Chief Executive Officer and
                                                                   Director of Morgan Stanley Trust. Vice President of the Morgan
                                                                   Stanley Funds.

A. Thomas Smith III (46)     Vice President and     Officer        Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary              since 1999     Director of Van Kampen Investments, Director of the Advisers,
New York, NY 10020                                                 Van Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Managing
                                                                   Director and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President and Secretary of funds in the Fund Complex. Prior to July 2001, Managing Director,
                                                                   General Counsel, Secretary and Director of Van Kampen
                                                                   Investments, the Advisers, the Distributor, Investor Services,
                                                                   and certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the Advisers,
                                                                   Van Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to
                                                                   January 1999, Vice President and Associate General Counsel to
                                                                   New York Life Insurance Company ("New York Life"), and prior to
                                                                   March 1997, Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate,
                                                                   Willkie Farr & Gallagher. Prior to January 1989, Staff Attorney
                                                                   at the Securities and Exchange Commission, Division of Investment
                                                                   Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President, Chief  Officer        Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza             Financial Officer and  since 1997     Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Treasurer                             subsidiaries of Van Kampen Investments. Vice President, Chief
Oakbrook Terrace, IL 60181                                         Financial Officer and Treasurer of funds in the Fund Complex.
                                                                   Head of Fund Accounting for Morgan Stanley Investment
                                                                   Management. Prior to December 2002, Executive Director of Van
                                                                   Kampen Investments, the Advisers and Van Kampen Advisors Inc.

Van Kampen
PRIVACY NOTICE


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.


                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com


[VAN KAMPEN INVESTMENTS LOGO]
GENERATIONS OF EXPERIENCE(SM)


                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 468, 568, 668
                     EQG ANR 8/03  11643H03-AP-8/03

VAN KAMPEN
EUROPEAN VALUE
EQUITY FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VANKAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

     Welcome, Shareholder

     In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


     This material must be preceded or accompanied by a prospectus for the fund being offered.

     Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Europe Index from 9/25/98 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

               VAN KAMPEN EUROPEAN        MSCI EUROPE
               VALUE EQUITY FUND          INDEX
 9/25/1998                  $9,425            $10,000
 9/30/1998                  $9,189             $9,849
12/31/1998                 $10,156            $11,710
 3/31/1999                  $9,778            $12,419
 6/30/1999                 $10,062            $12,911
 9/30/1999                 $10,288            $12,597
12/31/1999                 $11,182            $15,655
 3/31/2000                 $10,950            $16,356
 6/30/2000                 $11,385            $15,758
 9/30/2000                 $10,854            $15,810
12/31/2000                 $11,786            $15,100
 3/31/2001                 $10,328            $13,493
 6/30/2001                 $10,458            $13,698
 9/30/2001                  $9,519            $11,152
12/31/2001                 $10,006            $12,541
 3/31/2002                 $10,280            $12,727
 6/30/2002                 $10,371            $10,638
 9/30/2002                  $8,282             $8,163
12/31/2002                  $9,112             $8,501
 3/31/2003                  $8,014             $7,369
 6/30/2003                  $9,615             $8,439

                        A SHARES              B SHARES              C SHARES
                     SINCE 09/25/98        SINCE 09/25/98        SINCE 09/25/98
----------------------------------------------------------------------------------
AVERAGE ANNUAL    W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS      CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception        0.42%     -0.82%      -0.05%    -0.35%      -0.02%    -0.02%

1-year                -7.29     -12.59       -7.66    -12.25       -7.19     -8.12


Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Certain non-recurring payments were made to Class B and Class C shares, resulting in an increase to the one-year total return of 0.04% and 0.52%, respectively. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI Europe Index measures the performance of securities with reinvested dividends on the exchanges of European countries. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen European Value Equity Fund is managed by the adviser's European Value team. Felicity Smith, Executive Director, is a current member of the team.(1) The following discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. European stock markets were influenced by many of the same factors affecting U.S. markets.

     - For much of the reporting period, investors in Europe were concerned about sluggish corporate earnings as well as the increasing likelihood of war in Iraq.

     - Once it became clear that major combat in Iraq would end and preliminary signs of an improving economy strengthened, Europe's stock markets began to recover, led by economically sensitive technology and telecommunications stocks.

     - The euro strengthened considerably against the dollar, boosting returns for U.S. investors in European securities.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen European Value Fund returned -7.29 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     -    The fund's benchmark, the MSCI Europe Index, returned -5.22 percent.

          See Performance Summary for additional information and index definitions.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. Disappointing stock selection in the health-care sector hurt the fund's performance, as did the fund's exposure to industrial stocks.

     - In health care, investments in Aventis and Fresenius Medical Care dragged down the portfolio's results. Aventis is a large pharmaceutical company, while Fresenius Medical Care specializes in dialysis treatment and equipment.

(1)  Team members may change at any time without notice.

     - Industrial stocks were generally weak performers during most of the period, as investors awaited signs of an improving economy. As a result, our decision to favor industrial stocks proved disadvantageous. In particular, the fund's performance was weakened by the performance of individual industrial stocks, including Invensys, a U.K.-based industrial equipment maker. Invensys's valuation fell sharply after the company announced its earnings would lag expectations.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The fund benefited from stock selection in the financial, technology and utility sectors.(2)

     - In the financial sector, we focused on a handful of banks that we believed could generate solid earnings even during a less-than-ideal economic environment. Among the fund's positive performers were two Swiss banks, UBS and Credit Suisse, and two French banks, Societe General and BNP Paribas.

     - In utilities, Snam Rete Gas, an Italian natural gas distribution company, performed well and helped the fund's results.

     - Two of the fund's best-performing technology stocks were Nokia, the world's largest maker of wireless telephones, and Alcatel, an equipment provider for the telecommunications industry.

TOP 10 HOLDINGS AS OF 6/30/03

GlaxoSmithKline                    4.2%
Vodafone                           4.1
Novartis                           3.9
Shell Transport & Trading          3.6
Total                              3.6
Nestle                             3.3
Aventis                            2.8
BNP Paribas                        2.3
UBS                                2.2
Reed Elsevier                      2.2

TOP 10 COUNTRIES AS OF 6/30/03

United Kingdom                    37.0%
Switzerland                       19.1
France                            16.4
Netherlands                        6.9
Italy                              5.6
Germany                            3.9
Finland                            3.0
Norway                             2.3
Belgium                            1.5
Spain                              1.4

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2) There is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q.   PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. The fund's largest positions reflected our generally conservative portfolio positioning. Preparing for an eventual but not overly strong economic recovery, we focused on companies we believed had established brands and the ability to generate strong cash flow.

     - As of the end of the period, the fund had a significant weighting in GlaxoSmithKline, one of the world's largest pharmaceutical companies. The company develops prescription medication for depression, allergies and ulcers, among other maladies. GlaxoSmithKline also sells well-known over the counter medicines such as Tums, Oxy and NicoDerm.

     - Another large holding was Nestle, the world's largest food company. Nestle's well-known brands include Nestle chocolate, Nescafe coffee, and Nestea iced tea.

     - The fund also held, at the end of the period, several large telecommunications companies, including Vodafone, the world's largest wireless communications service provider, and Telecom Italia, Italy's leading telecom firm.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. As the period drew to a close, interest rates had began to come down in Europe, and some countries started implementing tax-reduction policies. Although the euro's strength was good for U.S. investors in European companies, it did cut into earnings of those firms that did significant business overseas. As we continue to monitor the economic and market situation in Europe, our focus remains to seek attractively valued securities with strong long-term potential.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  96.4%
BELGIUM  1.5%
Agfa Gevaert, NV                                                 2,361     $   50,214
Solvay, SA                                                       1,446         99,796
                                                                           ----------
                                                                              150,010
                                                                           ----------

DENMARK  0.9%
Danske Bank A/S                                                  4,866         94,904
                                                                           ----------

FINLAND  2.9%
Nokia Oyj                                                       11,963        197,325
Sampo Oyj, Series A                                              5,621         41,315
Stora Enso Oyj, Series R                                         4,809         53,822
                                                                           ----------
                                                                              292,462
                                                                           ----------

FRANCE  15.8%
Aventis, SA                                                      5,102        281,164
BNP Paribas, SA                                                  4,425        225,226
Cap Gemini, SA                                                   1,729         61,493
Carrefour, SA                                                    1,120         54,984
France Telecom, SA                                               2,354         57,836
Groupe Danone                                                      701         97,162
Neopost, SA                                                      1,460         62,136
Schneider Electric, SA                                           4,199        197,736
Societe Generale                                                 2,827        179,497
Total, SA                                                        2,335        353,456
Unibail                                                            751         55,718
                                                                           ----------
                                                                            1,626,408
                                                                           ----------

GERMANY  3.8%
Deutsche Bank, AG                                                  866         56,261
Deutsche Telekom, AG (a)                                         4,543         69,448
Linde, AG                                                        1,450         53,772
Siemens, AG                                                      3,262        160,290
Volkswagen, AG                                                   1,127         47,718
                                                                           ----------
                                                                              387,489
                                                                           ----------

GREECE  0.9%
Hellenic Telecommunicatons Organization, SA                      8,136         96,205
                                                                           ----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
ITALY  5.4%
ENI S.p.A.                                                       2,402     $   36,387
Snam Rete Gas S.p.A.                                            35,718        140,509
Telecom Italia S.p.A., RNC                                      26,026        142,797
Telecom Italia S.p.A.                                           13,737        124,512
UniCredito Italiano S.p.A.                                      23,178        110,641
                                                                           ----------
                                                                              554,846
                                                                           ----------

NETHERLANDS  6.6%
ABN Amro Holdings, NV                                            2,869         54,946
Aegon, NV                                                        4,770         47,844
Akzo Nobel, NV                                                   4,863        129,102
Fortis                                                           2,689         46,395
Heineken, NV                                                     2,366         84,094
Koninklijke (Royal) Philips Electronics, NV                      2,441         46,497
Royal Dutch Petroleum Co.                                        2,007         93,312
Unilever, NV                                                     3,288        176,696
                                                                           ----------
                                                                              678,886
                                                                           ----------

NORWAY  2.2%
DnB Holding, ASA                                                10,250         50,585
Gjensidige NOR, ASA                                              1,376         48,164
Statoil, ASA                                                     8,848         75,433
Telenor, ASA                                                    13,464         55,994
                                                                           ----------
                                                                              230,176
                                                                           ----------

PORTUGAL  0.5%
Brisa-Auto Estradas de Portugal, SA                              9,000         50,726
                                                                           ----------

SPAIN  1.3%
Telefonica, SA                                                  11,486        133,571
                                                                           ----------

SWEDEN  0.5%
Swedish Match, AB                                                6,148         46,522
                                                                           ----------

SWITZERLAND  18.4%
Ciba Specialty Chemicals, AG (a)                                 1,055         64,006
Converium Holdings, AG                                           2,743        126,840
Credit Suisse Group                                              2,818         74,328
Holcim Ltd., Class B                                             4,040        149,602
Nestle, SA                                                       1,598        330,454
Novartis, AG                                                     9,795        388,437
Roche Holding, AG                                                2,630        206,746
Schindler Holding, AG (a)                                          530         93,326
Swisscom, AG                                                       259         73,776

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
SWITZERLAND (CONTINUED)
Syngenta, AG                                                     2,219     $  111,475
UBS, AG                                                          3,880        216,305
Zurich Financial Services, AG                                      434         51,858
                                                                           ----------
                                                                            1,887,153
                                                                           ----------

UNITED KINGDOM  35.7%
Allied Domecq Plc                                               22,631        124,939
AstraZeneca Group Plc                                            2,289         91,939
Aviva Plc                                                        6,758         46,999
Barclays Plc                                                    16,404        122,014
BOC Group Plc                                                   10,341        132,895
BP Plc                                                          24,864        172,713
British American Tobacco Plc                                    14,282        162,296
Cadbury Schweppes Plc                                           17,222        101,909
Diageo Plc                                                       6,845         73,202
GlaxoSmithKline Plc                                             20,561        415,640
GUS Plc                                                          5,090         57,126
Hays Plc                                                        67,664        107,368
HSBC Holdings Plc                                               13,237        156,657
Invensys Plc                                                   157,897         53,503
Lloyds TSB Group Plc                                             7,322         52,071
National Grid Transco Plc                                       10,790         73,301
Pearson Plc                                                      5,113         47,834
Prudential Plc                                                  17,081        103,616
Reckitt Benckiser Plc                                            4,734         87,012
Reed Elsevier Plc                                               25,814        215,153
Rentokil Initial Plc                                            43,458        135,942
Rolls-Royce Group Plc                                           60,079        127,358
Shell Transport & Trading Co., Plc                              54,396        359,645
Smiths Group Plc                                                13,387        155,555
Vodafone Group Plc                                             204,669        400,883
WPP Group Plc                                                   10,975         86,168
                                                                           ----------
                                                                            3,663,738
                                                                           ----------

TOTAL LONG-TERM INVESTMENTS  96.4%
  (Cost $8,687,209)                                                         9,893,096
                                                                           ----------

REPURCHASE AGREEMENT  3.2%
State Street Bank & Trust Co. ($333,000 par collateralized
  by U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $333,006)
  (Cost $333,000)                                                             333,000
                                                                           ----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL INVESTMENTS  99.6%
  (Cost $9,020,209)                                                       $10,226,096

FOREIGN CURRENCY  0.8%
  (Cost $78,370)                                                               77,502

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)                                 (37,151)
                                                                          -----------
NET ASSETS  100.0%                                                        $10,266,447
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

RNC--Non-Convertible Savings Shares

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003


ASSETS:
Total Investments (Cost $9,020,209)                                       $10,226,096
Foreign Currency (Cost $78,370)                                                77,502
Cash                                                                              790
Receivables:
  Dividends                                                                    54,043
  Investments Sold                                                             51,410
  Expense Reimbursement from Adviser                                           13,879
  Fund Shares Sold                                                              6,479
Other                                                                          25,841
                                                                          -----------
    Total Assets                                                           10,456,040
                                                                          -----------
LIABILITIES:
Payables:
  Investments Purchased                                                        60,230
  Fund Shares Repurchased                                                      22,457
  Distributor and Affiliates                                                   16,335
Accrued Expenses                                                               54,028
Directors' Deferred Compensation and Retirement Plans                          36,543
                                                                          -----------
    Total Liabilities                                                         189,593
                                                                          -----------
NET ASSETS                                                                $10,266,447
                                                                          ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)                                                      $11,608,810
Net Unrealized Appreciation                                                 1,213,902
Accumulated Undistributed Net Investment Income                                72,237
Accumulated Net Realized Loss                                              (2,628,502)
                                                                          -----------
NET ASSETS                                                                $10,266,447
                                                                          ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $4,273,275 and 456,181 shares of beneficial interest
    issued and outstanding)                                               $      9.37
  Maximum sales charge (5.75%* of offering price).                                .57
                                                                          -----------
  Maximum offering price to public                                        $      9.94
                                                                          ===========
  Class B Shares:
    Net asset value and offering price per share  (Based on net assets of $4,189,098 and 442,918 shares of beneficial interest
    issued and outstanding)                                               $      9.46
                                                                          ===========
  Class C Shares:
    Net asset value and offering price per share  (Based on net assets of $1,804,074 and 190,484 shares of beneficial interest
    issued and outstanding)                                               $      9.47
                                                                          ===========

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $35,742)                   $   270,165
Interest                                                                        3,542
Other                                                                          11,335
                                                                          -----------
    Total Income                                                              285,042
                                                                          -----------
EXPENSES:
Custody                                                                       104,892
Investment Advisory Fee                                                        95,532
Distribution (12b-1) and Service Fees  (Attributed to Classes
  A, B and C of $10,192, $39,535 and $13,788, respectively)                    63,515
Registration and Filing Fees                                                   37,774
Shareholder Reports                                                            25,061
Accounting                                                                     23,080
Shareholder Services                                                           17,398
Directors` Fees and Related Expenses                                           16,597
Administrative Fee                                                             15,863
Legal                                                                          13,831
Other                                                                          25,229
                                                                          -----------
    Total Expenses                                                            438,772
    Expense Reduction ($95,532 Investment Advisory Fee and $148,026
      Other)                                                                  243,558
    Less Credits Earned on Cash Balances                                          368
                                                                          -----------
    Net Expenses                                                              194,846
                                                                          -----------
NET INVESTMENT INCOME                                                     $    90,196
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                            $(1,123,806)
   Foreign Currency Transactions                                                8,222
                                                                          -----------
Net Realized Loss                                                          (1,115,584)
                                                                          -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                     929,792
  End of the Period:
    Investments                                                             1,205,887
    Foreign Currency Translations                                               8,015
                                                                          ===========
                                                                            1,213,902
                                                                          ===========
Net Unrealized Appreciation During the Period                                 284,110
                                                                          -----------
NET REALIZED AND UNREALIZED LOSS                                          $  (831,474)
                                                                          ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                $  (741,278)
                                                                          ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                        JUNE 30, 2003    JUNE 30, 2002
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                    $     90,196     $     73,238
Net Realized Loss                                          (1,115,584)        (510,587)
Net Unrealized Appreciation During the Period                 284,110          254,592
                                                         ------------     ------------
Change in Net Assets from Operations                         (741,278)        (182,757)
                                                         ------------     ------------
Distributions from Net Investment Income:
Class A Shares                                                (46,441)         (73,330)
Class B Shares                                                (17,217)         (32,191)
Class C Shares                                                 (6,300)         (12,410)
                                                         ------------     ------------
Total Distributions                                           (69,958)        (117,931)
                                                         ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES          (811,236)        (300,688)
                                                         ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                  12,744,098       21,926,660
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                        53,320           82,467
Cost of Shares Repurchased                                (12,539,119)     (25,548,756)
                                                         ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS            258,299       (3,539,629)
                                                         ------------     ------------
TOTAL DECREASE IN NET ASSETS                                 (552,937)      (3,840,317)
NET ASSETS:
Beginning of the Period                                    10,819,384       14,659,701
                                                         ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $72,237 and
  $41,753, respectively)                                 $ 10,266,447     $ 10,819,384
                                                         ============     ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          SEPTEMBER 25, 1998
                                                                                            (COMMENCEMENT
CLASS A SHARES                                      YEAR ENDED JUNE 30,                     OF INVESTMENT
                                      -----------------------------------------------       OPERATIONS) TO
                                      2003 (a)     2002 (a)     2001 (a)     2000 (a)      JUNE 30, 1999 (a)
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                            $10.22       $10.47       $11.79       $10.65            $10.00
                                        ------       ------       ------       ------            ------
  Net Investment Income                    .11          .05          .10          .11               .13
  Net Realized and
    Unrealized Gain/Loss                  (.85)        (.16)       (1.04)        1.27               .54
                                        ------       ------       ------       ------            ------
Total from Investment Operations          (.74)        (.11)        (.94)        1.38               .67
                                        ------       ------       ------       ------            ------
Less:
  Distributions from
    Net Investment Income                 (.11)        (.14)        (.11)        (.14)             (.02)
  Distributions from Net Realized Gain     -0-          -0-         (.27)        (.10)              -0-
                                        ------       ------       ------       ------            ------
Total Distributions                       (.11)        (.14)        (.38)        (.24)             (.02)
                                        ------       ------       ------       ------            ------
NET ASSET VALUE, END OF THE PERIOD      $ 9.37       $10.22       $10.47       $11.79            $10.65
                                        ======       ======       ======       ======            ======

Total Return * (b)                      -7.29%       -0.83%       -8.14%       13.15%             6.75%**
Net Assets at End of the Period
  (In millions)                         $  4.3       $  4.3       $  7.6       $  6.6            $  2.0
Ratio of Expenses to Average
  Net Assets*                            1.70%        1.70%        1.70%        1.70%             1.70%
Ratio of Net Investment Income to
  Average Net Assets*                    1.22%         .53%         .89%         .99%             1.64%
Portfolio Turnover                        119%         182%          63%          49%               51%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
    Net Assets                           4.25%        4.49%        2.50%        3.80%             6.20%
Ratio of Net Investment Income to
    Average Net Assets                  (1.33%)      (2.26%)        .09%       (1.11%)           (2.87%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC).On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          SEPTEMBER 25, 1998
                                                                                            (COMMENCEMENT
CLASS B SHARES                                      YEAR ENDED JUNE 30,                     OF INVESTMENT
                                      -----------------------------------------------       OPERATIONS) TO
                                      2003 (a)     2002 (a)     2001 (a)     2000 (a)      JUNE 30, 1999 (a)
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                            $10.29       $10.47       $11.76       $10.62            $10.00
                                        ------       ------       ------       ------            ------
  Net Investment Income                    .05          .08          .02          .04               .08
  Net Realized and
    Unrealized Gain/Loss                  (.84)        (.19)       (1.01)        1.26               .55
                                        ------       ------       ------       ------            ------
Total from Investment Operations          (.79)        (.11)        (.99)        1.30               .63
                                        ------       ------       ------       ------            ------
Less:
  Distributions from
    Net Investment Income                 (.04)        (.07)        (.03)        (.06)             (.01)
  Distributions from Net
    Realized Gain                          -0-          -0-         (.27)        (.10)              -0-
                                        ------       ------       ------       ------            ------
Total Distributions                       (.04)        (.07)        (.30)        (.16)             (.01)
                                        ------       ------       ------       ------            ------
NET ASSET VALUE, END OF THE PERIOD      $ 9.46       $10.29       $10.47       $11.76            $10.62
                                        ======       ======       ======       ======            ======

Total Return* (b)                       -7.66%(c)    -1.00%       -8.67%       12.37%             6.26%**
Net Assets at End of the Period
  (In millions)                         $  4.2       $  4.7       $  5.1       $  7.2            $  3.1
Ratio of Expenses to
  Average Net Assets*                    2.29%(d)      1.59        2.25%        2.45%             2.45%
Ratio of Net Investment Income to
  Average Net Assets*                     .61%(c)       .79         .22%         .45%              .96%
Portfolio Turnover                        119%         182%          63%          49%               51%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
    Average Net Assets                   4.84%(d)     4.38%        3.10%        4.55%             6.61%
Ratio of Net Investment Income to
    Average Net Assets                  (1.94%)(c)   (2.00%)       (.63%)      (1.65%)           (3.20%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .04% and .05%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                          SEPTEMBER 25, 1998
                                                                                            (COMMENCEMENT
CLASS C SHARES                                      YEAR ENDED JUNE 30,                     OF INVESTMENT
                                      -----------------------------------------------       OPERATIONS) TO
                                      2003 (a)     2002 (a)     2001 (a)     2000 (a)      JUNE 30, 1999 (a)
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                            $10.24       $10.41       $11.72       $10.59            $10.00
                                        ------       ------       ------       ------            ------
  Net Investment Income                    .10          .06          .01          .01               .07
  Net Realized and Unrealized
    Gain/Loss                             (.83)        (.16)       (1.02)        1.28               .53
                                        ------       ------       ------       ------            ------
Total from Investment Operations          (.73)        (.10)       (1.01)        1.29               .60
                                        ------       ------       ------       ------            ------
Less:
  Distributions from
    Net Investment Income                 (.04)        (.07)        (.03)        (.06)             (.01)
  Distributions from
    Net Realized Gain                      -0-          -0-         (.27)        (.10)              -0-
                                        ------       ------       ------       ------            ------
Total Distributions                       (.04)        (.07)        (.30)        (.16)             (.01)
                                        ------       ------       ------       ------            ------
NET ASSET VALUE, END OF THE PERIOD      $ 9.47       $10.24       $10.41       $11.72            $10.59
                                        ======       ======       ======       ======            ======
Total Return* (b)                       -7.19%(c)    -0.90%       -8.79%       12.37%             5.96%**
Net Assets at End of the Period
  (In millions)                         $  1.8       $  1.8       $  2.0       $  2.0            $  1.5
Ratio of Expenses to
  Average Net Assets*                    2.34%(d)     1.81%        2.45%        2.45%             2.45%
Ratio of Net Investment Income to
  Average Net Assets*                    1.09%(c)      .60%         .08%         .01%              .81%
Portfolio Turnover                        119%         182%          63%          49%               51%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
    Average Net Assets                   4.89%(d)     4.57%        3.25%        4.55%             7.33%
Ratio of Net Investment Income to
    Average Net Assets                  (1.46%)(c)   (2.16%)       (.72%)      (2.09%)           (4.13%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .52% and .60%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO THE
FINANCIAL STATEMENTS
JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen European Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO THE
FINANCIAL STATEMENTS
JUNE 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $1,417,358, which will expire between June 30, 2009 and June 30, 2011.
     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes              $9,584,553
                                                  ==========
Gross tax unrealized appreciation                 $  847,479
Gross tax unrealized depreciation                   (205,936)
                                                  ----------
Net tax unrealized appreciation on investments    $  641,543
                                                  ==========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
     The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                2003         2002
Distributions paid from:
Ordinary income                               $69,958      $117,931
                                              -------      --------

NOTES TO THE
FINANCIAL STATEMENTS
JUNE 30, 2003

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference of $8,222 relating to the recognition of net realized gains on foreign currency transactions was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,024 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.
     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income           $114,968

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $368 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO THE
FINANCIAL STATEMENTS
JUNE 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                         % PER ANNUM
First $500 million                                   1.00%
Next $500 million                                    0.95%
Over $1 billion                                      0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $95,532 of its investment advisory fees and assumed $123,468 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the year ended June 30, 2003, the Fund recognized expenses of approximately $900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of $12,900, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     At June 30, 2003, Van Kampen Funds, Inc. owned 67,000 shares of Class A, 65,000 shares of Class B, and 65,000 shares of Class C.
     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund with assets exceeding $25 million. For the year ended June 30, 2003, no cost was allocated to the Fund in regards to the Accounting Services agreement. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $9,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO THE
FINANCIAL STATEMENTS
JUNE 30, 2003

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency, and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $24,558 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Accounting" expense and transfer agency and sub-transfer agency fees are reported as part of "Shareholder Services" expense in the Statement of Operations.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $24,915 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $184.

3.  CAPITAL TRANSACTIONS
At June 30, 2003, capital aggregated $4,806,667, $4,793,578 and $2,008,565 for
Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                         SHARES         VALUE
Sales:
  Class A                               1,229,956    $ 10,688,679
  Class B                                 128,979       1,177,617
  Class C                                  99,282         877,802
                                       ----------    ------------
Total Sales                             1,458,217    $ 12,744,098
                                       ==========    ============

Dividend Reinvestment:
  Class A                                   4,297    $     37,338
  Class B                                   1,399          12,297
  Class C                                     421           3,685
                                       ----------    ------------
Total Dividend Reinvestment                 6,117    $     53,320
                                       ==========    ============

Repurchases:
  Class A                              (1,200,282)   $(10,514,344)
  Class B                                (140,854)     (1,255,120)
  Class C                                 (88,615)       (769,655)
                                       ----------    ------------
Total Repurchases                      (1,429,751)   $(12,539,119)
                                       ==========    ============

NOTES TO THE
FINANCIAL STATEMENTS
JUNE 30, 2003

     At June 30, 2002, capital aggregated $4,594,994, $4,858,784 and $1,896,733 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                         SHARES         VALUE
Sales:
   Class A                              2,075,230    $ 20,603,696
   Class B                                101,278       1,014,076
   Class C                                 30,768         308,888
                                       ----------    ------------
Total Sales                             2,207,276    $ 21,926,660
                                       ==========    ============

Dividend Reinvestment:
   Class A                                  5,556    $     53,110
   Class B                                  2,253          21,653
   Class C                                    805           7,704
                                       ----------    ------------
Total Dividend Reinvestment                 8,614    $     82,467
                                       ==========    ============

Repurchases:
   Class A                             (2,382,391)   $(23,760,318)
   Class B                               (135,702)     (1,353,590)
   Class C                                (44,182)       (434,848)
                                       ----------    ------------
Total Repurchases                      (2,562,275)   $(25,548,756)
                                       ==========    ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 1,464 and 1,799 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                  CONTINGENT DEFERRED
                                     SALES CHARGE
                                    AS A PERCENTAGE
                                   OF DOLLAR AMOUNT
                                   SUBJECT TO CHARGE
                                -----------------------
YEAR OF REDEMPTION              CLASS B         CLASS C
First                            5.00%           1.00%
Second                           4.00%           None
Third                            3.00%           None
Fourth                           2.50%           None
Fifth                            1.50%           None
Thereafter                       None            None

NOTES TO THE
FINANCIAL STATEMENTS
JUNE 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,000 and CDSC on redeemed shares of approximately $10,500. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $11,218,007 and $11,064,595, respectively.
5. DISTRIBUTION AND SERVICE PLAN
With respect to its Class A Shares, Class B Shares and Class C Shares, the
Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A
Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes or shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $7,900 and $0 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $38,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $4,000.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen European Value Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen European Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen European Value Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

*  Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN VALUE EQUITY FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK AND
TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


 For Federal Income tax purpose, the following is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2003. In January, the Fund provides tax information to shareholders for the preceding calendar year. The Fund intends to pass through foreign tax credits of $35,742 and has derived gross income from sources within foreign countries amounting to $220,693.**

(1)  Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

**   This information is unaudited.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                             POSITION(S)    LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME        PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED       DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
David C. Arch (58)           Director      Director      Chairman and Chief Executive           91       Trustee/Director/Managing
Blistex Inc.                               since 2003    Officer of Blistex Inc., a                      General Partner of funds in
1800 Swift Drive                                         consumer health care products                   the Fund Complex.
Oak Brook, IL 60523                                      manufacturer. Former Director of
                                                         the World Presidents
                                                         Organization-Chicago Chapter.
                                                         Director of the Heartland
                                                         Alliance, a nonprofit
                                                         organization serving human needs
                                                         based in Chicago.

J. Miles Branagan (71)       Director      Director      Private investor. Co-founder,          89       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1997    and prior to August 1996,                       General Partner of funds
Raleigh, NC 27614                                        Chairman, Chief Executive                       in the Fund Complex.
                                                         Officer and President, MDT
                                                         Corporation (now known as
                                                         Getinge/Castle, Inc., a
                                                         subsidiary of Getinge Industrier
                                                         AB), a company which develops,
                                                         manufactures, markets and
                                                         services medical and scientific
                                                         equipment.

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                             POSITION(S)    LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME        PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED       DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Jerry D. Choate (64)         Director      Director      Prior to January 1999, Chairman        89       Trustee/Director/Managing
33971 Selva Road                           since 1999    and Chief Executive Officer of                  General Partner of funds
Suite 130                                                the Allstate Corporation                        in the Fund Complex.
Dana Point, CA 92629                                     ("Allstate") and Allstate                       Director of Amgen Inc., a
                                                         Insurance Company. Prior to                     biotechnological company,
                                                         January 1995, President and                     and Director of Valero
                                                         Chief Executive Officer of                      Energy Corporation, an
                                                         Allstate. Prior to August 1994,                 independent refining
                                                         various management positions at                 company.
                                                         Allstate.

Rod Dammeyer (62)            Director      Director      President of CAC, llc., a              91       Trustee/Director/Managing
CAC, llc.                                  since 2003    private company offering capital                General Partner of funds
4350 LaJolla Village Drive                               investment and management                       in the Fund Complex.
Suite 980                                                advisory services. Prior to July                Director of TeleTech
San Diego, CA 92122-6223                                 2000, Managing Partner of Equity                Holdings Inc., Stericycle,
                                                         Group Corporate Investment                      Inc., TheraSense, Inc.,
                                                         (EGI), a company that makes                     GATX Corporation, Arris
                                                         private investments in other                    Group, Inc. and Trustee of
                                                         companies.                                      the University of Chicago
                                                                                                         Hospitals and Health
                                                                                                         Systems. Prior to May
                                                                                                         2002, Director of
                                                                                                         Peregrine Systems Inc.
                                                                                                         Prior to February 2001,
                                                                                                         Vice Chairman and Director
                                                                                                         of Anixter International,
                                                                                                         Inc. and IMC Global Inc.
                                                                                                         Prior to July 2000,
                                                                                                         Director of Allied Riser
                                                                                                         Communications Corp.,
                                                                                                         Matria Healthcare Inc.,
                                                                                                         Transmedia Networks, Inc.,
                                                                                                         CNA Surety, Corp. and
                                                                                                         Grupo Azcarero Mexico
                                                                                                         (GAM). Prior to April
                                                                                                         1999, Director of Metal
                                                                                                         Management, Inc.

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                             POSITION(S)    LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME        PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED       DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Linda Hutton Heagy (55)      Director      Director      Managing Partner of Heidrick &         89       Trustee/Director/Managing
Heidrick & Struggles                       since 1997    Struggles, an executive search                  General Partner of funds
233 South Wacker Drive                                   firm. Trustee on the University                 in the Fund Complex.
Suite 7000                                               of Chicago Hospitals Board, Vice
Chicago, IL 60606                                        Chair of the Board of the YMCA
                                                         of Metropolitan Chicago and a
                                                         member of the Women's Board of
                                                         the University of Chicago. Prior
                                                         to 1997, Partner of Ray &
                                                         Berndtson, Inc., an executive
                                                         recruiting firm. Prior to 1996,
                                                         Trustee of The International
                                                         House Board, a fellowship and
                                                         housing organization for
                                                         international graduate students.
                                                         Prior to 1995, Executive Vice
                                                         President of ABN AMRO, N.A., a
                                                         bank holding company. Prior to
                                                         1992, Executive Vice President
                                                         of La Salle National Bank.

R. Craig Kennedy (51)        Director      Director      Director and President of the          89       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1997    German Marshall Fund of the                     General Partner of funds
Washington, D.C. 20016                                   United States, an independent                   in the Fund Complex.
                                                         U.S. foundation created to
                                                         deepen understanding, promote
                                                         collaboration and stimulate
                                                         exchanges of practical
                                                         experience between Americans and
                                                         Europeans. Formerly, advisor to
                                                         the Dennis Trading Group Inc., a
                                                         managed futures and option
                                                         company that invests money for
                                                         individuals and institutions.
                                                         Prior to 1992, President and
                                                         Chief Executive Officer,
                                                         Director and member of the
                                                         Investment Committee of the
                                                         Joyce Foundation, a private
                                                         foundation.

Howard J Kerr (67)           Director      Director      Prior to 1998, President and           91       Trustee/Director/Managing
736 North Western Avenue                   since 2003    Chief Executive Officer of                      General Partner of funds
P.O. Box 317                                             Pocklington Corporation, Inc.,                  in the Fund Complex.
Lake Forest, IL 60045                                    an investment holding company.                  Director of the Lake
                                                         Director of the Marrow                          Forest Bank & Trust.
                                                         Foundation

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                             POSITION(S)    LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME        PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED       DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Jack E. Nelson (67)          Director      Director      President of Nelson Investment         89       Trustee/Director/Managing
423 Country Club Drive                     since 1997    Planning Services, Inc., a                      General Partner of funds
Winter Park, FL 32789                                    financial planning company and                  in the Fund Complex.
                                                         registered investment adviser in
                                                         the State of Florida. President
                                                         of Nelson Ivest Brokerage
                                                         Services Inc., a member of the
                                                         NASD, Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities Rulemaking
                                                         Board. President of Nelson Sales
                                                         and Services Corporation, a
                                                         marketing and services company
                                                         to support affiliated companies.

Hugo F. Sonnenschein (62)    Director      Director      President Emeritus and Honorary        91       Trustee/Director/Managing
1126 E. 59th Street                        since 2003    Trustee of the University of                    General Partner of funds
Chicago, IL 60637                                        Chicago and the Adam Smith                      in the Fund Complex.
                                                         Distinguished Service Professor                 Director of Winston
                                                         in the Department of Economics                  Laboratories, Inc.
                                                         at the University of Chicago.
                                                         Prior to July 2000, President of
                                                         the University of Chicago.
                                                         Trustee of the University of
                                                         Rochester and a member of its
                                                         investment committee. Member of
                                                         the National Academy of
                                                         Sciences, the American
                                                         Philosophical Society and a
                                                         fellow of the American Academy
                                                         of Arts and Sciences.

Suzanne H. Woolsey (61)      Director      Director      Chief Communications Officer of        89       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 1999    the National Academy of                         General Partner of funds
Room 285                                                 Sciences/National Research                      in the Fund Complex.
Washington, D.C. 20418                                   Council, an independent,                        Director of Neurogen
                                                         federally chartered policy                      Corporation, a
                                                         institution, since 2001 and                     pharmaceutical company,
                                                         previously Chief Operating                      since January 1998.
                                                         Officer from 1993 to 2001.
                                                         Director of the Institute for
                                                         Defense Analyses, a federally
                                                         funded research and development
                                                         center, Director of the German
                                                         Marshall Fund of the United
                                                         States, and Trustee of Colorado
                                                         College. Prior to 1993,
                                                         Executive Director of the
                                                         Commission on Behavioral and
                                                         Social Sciences and Education at
                                                         the National Academy of
                                                         Sciences/National Research
                                                         Council. From 1980 through 1989,
                                                         Partner of Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                             POSITION(S)    LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME        PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED       DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director      Director      President of funds in the Fund         89       Trustee/Director/Managing
1221 Avenue of the Americas  and           since 1999    Complex. Chairman, President,                   General Partner of funds
New York, NY 10020           President                   Chief Executive Officer and                     in the Fund Complex.
                                                         Director of the Advisers and VK
                                                         Advisors Inc. since December
                                                         2002. Chairman, President and
                                                         Chief Executive Officer of Van
                                                         Kampen Investments since
                                                         December 2002. Director of Van
                                                         Kampen Investments since
                                                         December 1999. Chairman and
                                                         Director of Van Kampen Funds
                                                         Inc. since December 2002.
                                                         President, Director and Chief
                                                         Operating Officer of Morgan
                                                         Stanley Investment Management
                                                         since December 1998. President
                                                         and Director since April 1997
                                                         and Chief Executive Officer
                                                         since June 1998 of Morgan
                                                         Stanley Investment Advisors Inc.
                                                         and Morgan Stanley Services
                                                         Company Inc. Chairman, Chief
                                                         Executive Officer and Director
                                                         of Morgan Stanley Distributors
                                                         Inc. since June 1998. Chairman
                                                         since June 1998, and Director
                                                         since January 1998 of Morgan
                                                         Stanley Trust. Director of
                                                         various Morgan Stanley
                                                         subsidiaries. President of the
                                                         Morgan Stanley Funds since May
                                                         1999. Previously Chief Executive
                                                         Officer of Van Kampen Funds Inc.
                                                         from December 2002 to July 2003,
                                                         Chief Strategic Officer of
                                                         Morgan Stanley Investment
                                                         Advisors Inc. and Morgan Stanley
                                                         Services Company Inc. and
                                                         Executive Vice President of
                                                         Morgan Stanley Distributors Inc.
                                                         from April 1997 to June 1998.
                                                         Chief Executive Officer from
                                                         September 2002 to April 2003 and
                                                         Vice President from May 1997 to
                                                         April 1999 of the Morgan Stanley
                                                         Funds.

                                                                                            NUMBER OF
                                            TERM OF                                         FUNDS IN
                                           OFFICE AND                                         FUND
                             POSITION(S)    LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME        PRINCIPAL OCCUPATION(S)            OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED       DURING PAST 5 YEARS               BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (57) Director      Director      Advisory Director of Morgan            91       Trustee/Director/Managing
1 Parkview Plaza                           since 1999    Stanley. Prior to December 2002,                General Partner of funds
P.O. Box 5555                                            Chairman, Director, President,                  in the Fund Complex.
Oakbrook Terrace, IL 60181                               Chief Executive Officer and
                                                         Managing Director of Van Kampen
                                                         Investments and its investment
                                                         advisory, distribution and other
                                                         subsidiaries. Prior to December
                                                         2002, President and Chief
                                                         Executive Officer of funds in
                                                         the Fund Complex. Prior to May
                                                         1998, Executive Vice President
                                                         and Director of Marketing at
                                                         Morgan Stanley and Director of
                                                         Dean Witter, Discover & Co. and
                                                         Dean Witter Realty. Prior to
                                                         1996, Director of Dean Witter
                                                         Reynolds Inc.

Wayne W. Whalen* (64)        Director      Director      Partner in the law firm of             91       Trustee/Director/Managing
333 West Wacker Drive                      since 1997    Skadden, Arps, Slate, Meagher &                 General Partner of funds
Chicago, IL 60606                                        Flom (Illinois), legal counsel                  in the Fund Complex.
                                                         to funds in the Fund Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                            TERM OF
                                                          OFFICE AND
                                   POSITION(S)             LENGTH OF
NAME, AGE AND                       HELD WITH                TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND                  SERVED      DURING PAST 5 YEARS
Stephen L. Boyd (62)            Vice President            Officer       Managing Director of Global Research
2800 Post Oak Blvd.                                       since 1998    Investment Management. Vice President of
45th Floor                                                              funds in the Fund Complex. Prior to
Houston, TX 77056                                                       December 2002, Chief Investment Officer
                                                                        of Van Kampen Investments and President
                                                                        and Chief Operations Officer of the
                                                                        Advisers and Van Kampen Advisors Inc.
                                                                        Prior to May 2002, Executive Vice
                                                                        President and Chief Investment Officer
                                                                        of funds in the Fund Complex. Prior to
                                                                        May 2001, Managing Director and Chief
                                                                        Investment Officer of Van Kampen
                                                                        Investments, and Managing Director and
                                                                        President of the Advisers and Van Kampen
                                                                        Advisors Inc. Prior to December 2000,
                                                                        Executive Vice President and Chief
                                                                        Investment Officer of Van Kampen
                                                                        Investments, and President and Chief
                                                                        Operating Officer of the Advisers. Prior
                                                                        to April 2000, Executive Vice President
                                                                        and Chief Investment Officer for Equity
                                                                        Investments of the Advisers. Prior to
                                                                        October 1998, Vice President and Senior
                                                                        Portfolio Manager with AIM Capital
                                                                        Management, Inc. Prior to February 1998,
                                                                        Senior Vice President and Portfolio
                                                                        Manager of Van Kampen American Capital
                                                                        Asset Management, Inc., Van Kampen
                                                                        American Capital Investment Advisory
                                                                        Corp. and Van Kampen American Capital
                                                                        Management, Inc.

Stefanie V. Chang (36)          Vice President            Officer       Executive Director of Morgan Stanley
1221 Avenue of the Americas                               since 2003    Investment Management. Vice President of
New York, NY 10020                                                      funds in the Fund Complex.

Joseph J. McAlinden (60)        Executive Vice            Officer       Managing Director and Chief
1221 Avenue of the Americas     President and Chief       since 2002    Investment Officer of Morgan Stanley
New York, NY 10020              Investment Officer                      Investment Advisors Inc., Morgan
                                                                        Stanley Investment Management Inc.
                                                                        and Morgan Stanley Investments LP
                                                                        and Director of Morgan Stanley Trust
                                                                        for over 5 years. Executive Vice
                                                                        President and Chief Investment
                                                                        Officer of funds in the Fund
                                                                        Complex. Managing Director and Chief
                                                                        Investment Officer of Van Kampen
                                                                        Investments, the Advisers and Van
                                                                        Kampen Advisors Inc. since December
                                                                        2002.

John R. Reynoldson (50)         Vice President            Officer       Executive Director and Portfolio
1 Parkview Plaza                                          since 2000    Specialist of the Advisers and Van
P.O. Box 5555                                                           Kampen Advisors Inc. Vice President
Oakbrook Terrace, IL 60181                                              of funds in the Fund Complex. Prior
                                                                        to July 2001, Principal and Co-head
                                                                        of the Fixed Income Department of
                                                                        the Advisers and Van Kampen Advisors
                                                                        Inc. Prior to December 2000, Senior
                                                                        Vice President of the Advisers and
                                                                        Van Kampen Advisors Inc. Prior to
                                                                        May 2000, Senior Vice President of
                                                                        the investment grade taxable group
                                                                        for the Advisers. Prior to June
                                                                        1999, Senior Vice President of the
                                                                        government securities bond group for
                                                                        Asset Management.

                                                            TERM OF
                                                          OFFICE AND
                                   POSITION(S)             LENGTH OF
NAME, AGE AND                       HELD WITH                TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND                  SERVED      DURING PAST 5 YEARS

Ronald E. Robison (64)          Executive Vice            Officer       Chief Executive Officer and Chairman
1221 Avenue of the Americas     President and             since 2003    of Investor Services. Executive Vice
New York, NY 10020              Principal Executive                     President and Principal Executive
Executive                       Officer                                 Officer of funds in the Fund
                                                                        Complex. Chief Global Operations
                                                                        Officer and Managing Director of
                                                                        Morgan Stanley Investment Management
                                                                        Inc. Managing Director of Morgan
                                                                        Stanley. Managing Director and
                                                                        Director of Morgan Stanley
                                                                        Investment Advisors Inc. and Morgan
                                                                        Stanley Services Company Inc. Chief
                                                                        Executive Officer and Director of
                                                                        Morgan Stanley Trust. Vice President
                                                                        of the Morgan Stanley Funds.

A. Thomas Smith III (46)        Vice President and        Officer       Managing Director of Morgan Stanley,
1221 Avenue of the Americas     Secretary                 since 1999    Managing Director and Director of
New York, NY 10020                                                      Van Kampen Investments, Director of
                                                                        the Advisers, Van Kampen Advisors
                                                                        Inc., the Distributor, Investor
                                                                        Services and certain other
                                                                        subsidiaries of Van Kampen
                                                                        Investments. Managing Director and
                                                                        General Counsel-Mutual Funds of
                                                                        Morgan Stanley Investment Advisors,
                                                                        Inc. Vice President and Secretary of
                                                                        funds in the Fund Complex. Prior to
                                                                        July 2001, Managing Director,
                                                                        General Counsel, Secretary and
                                                                        Director of Van Kampen Investments,
                                                                        the Advisers, the Distributor,
                                                                        Investor Services, and certain other
                                                                        subsidiaries of Van Kampen
                                                                        Investments. Prior to December 2000,
                                                                        Executive Vice President, General
                                                                        Counsel, Secretary and Director of
                                                                        Van Kampen Investments, the
                                                                        Advisers, Van Kampen Advisors Inc.,
                                                                        the Distributor, Investor Services
                                                                        and certain other subsidiaries of
                                                                        Van Kampen Investments. Prior to
                                                                        January 1999, Vice President and
                                                                        Associate General Counsel to New
                                                                        York Life Insurance Company ("New
                                                                        York Life"), and prior to March
                                                                        1997, Associate General Counsel of
                                                                        New York Life. Prior to December
                                                                        1993, Assistant General Counsel of
                                                                        The Dreyfus Corporation. Prior to
                                                                        August 1991, Senior Associate,
                                                                        Willkie Farr & Gallagher. Prior to
                                                                        January 1989, Staff Attorney at the
                                                                        Securities and Exchange Commission,
                                                                        Division of Investment Management,
                                                                        Office of Chief Counsel.

John L. Sullivan (48)           Vice President, Chief     Officer       Director and Managing Director of
1 Parkview Plaza                Financial Officer and     since 1997    Van Kampen Investments, the
P.O. Box 5555                   Treasurer                               Advisers, Van Kampen Advisors Inc.
Oakbrook Terrace, IL 60181                                              and certain other subsidiaries of
                                                                        Van Kampen Investments. Vice
                                                                        President, Chief Financial Officer
                                                                        and Treasurer of funds in the Fund
                                                                        Complex. Head of Fund Accounting for
                                                                        Morgan Stanley Investment
                                                                        Management. Prior to December 2002,
                                                                        Executive Director of Van Kampen
                                                                        Investments, the Advisers and Van
                                                                        Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com

[VANKAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    472, 572, 672                             Member NASD/SIPC.
                    EEQ ANR 8/03                               11645H03-AP-8/03

VAN KAMPEN
FOCUS EQUITY FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

               NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Standard & Poor's 500 Index from 1/2/96 and the Lipper Capital Appreciation fund from 1/31/96 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

                 VAN KAMPEN FOCUS       LIPPER CAPITAL
                 EQUITY FUND            APPRECIATION FUND INDEX     STANDARD & POOR'S 500 INDEX
  1/2/1996                 $9,427                                                       $10,000
 1/31/1996                 $9,890                       $10,000                         $10,260
 3/31/1996                $10,416                       $10,355                         $10,455
 6/30/1996                $11,361                       $10,811                         $10,924
 9/30/1996                $11,850                       $11,074                         $11,262
12/31/1996                $12,975                       $11,282                         $12,201
 3/31/1997                $13,415                       $10,772                         $12,528
 6/30/1997                $14,648                       $12,427                         $14,715
 9/30/1997                $16,201                       $13,862                         $15,817
12/31/1997                $17,088                       $13,533                         $16,272
 3/31/1998                $20,090                       $15,262                         $18,541
 6/30/1998                $19,179                       $15,519                         $19,154
 9/30/1998                $15,525                       $13,292                         $17,248
12/31/1998                $19,484                       $16,235                         $20,922
 3/31/1999                $22,019                       $17,016                         $21,964
 6/30/1999                $24,083                       $18,667                         $23,512
 9/30/1999                $23,842                       $17,927                         $22,044
12/31/1999                $28,383                       $22,598                         $25,324
 3/31/2000                $31,825                       $24,632                         $25,905
 6/30/2000                $30,170                       $22,251                         $25,217
 9/30/2000                $29,115                       $22,619                         $24,972
12/31/2000                $25,026                       $19,675                         $23,018
 3/31/2001                $20,384                       $16,869                         $20,289
 6/30/2001                $22,189                       $18,215                         $21,477
 9/30/2001                $18,884                       $14,363                         $18,324
12/31/2001                $21,123                       $16,546                         $20,282
 3/31/2002                $20,419                       $16,399                         $20,338
 6/30/2002                $17,114                       $14,047                         $17,613
 9/30/2002                $14,043                       $11,842                         $14,571
12/31/2002                $14,898                       $12,577                         $15,800
 3/31/2003                $14,934                       $12,317                         $15,302
 6/30/2003                $16,493                       $14,219                         $17,658

                          A SHARES                B SHARES                 C SHARES
                       SINCE 01/02/96          SINCE 01/02/96           SINCE 01/02/96
-----------------------------------------------------------------------------------------
AVERAGE ANNUAL      W/O SALES    W/SALES     W/O SALES   W/SALES     W/O SALES   W/SALES
TOTAL RETURNS        CHARGES     CHARGES      CHARGES    CHARGES      CHARGES    CHARGES
Since Inception        7.75%       6.91%        7.00%      7.00%        6.95%      6.95%

5-year                -2.97       -4.11        -3.72      -3.95        -3.69      -3.69

1-year                -3.63       -9.17        -4.48      -9.25        -4.48      -5.43

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

Lipper Capital Appreciation Fund Index is a composite of mutual funds managed for maximum capital gains. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. Lipper Capital Appreciation Fund Index performance is from 1/31/96.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Focus Equity Fund is managed by the adviser's Large Cap Growth team. Current members include(1) William Auslander, Managing Director, and Jeffrey Alvino, Executive Director. The following discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Stocks encountered tough conditions during most of the 12-month period but rose sharply late in the period.

     - During the period's first three quarters, the stock market headed lower, except during a six-week stretch in late 2002 when stocks, led by technology and telecommunications companies, bounced back.

     - Investors continued to be concerned about the economy and corporate profits, as well as about the increasing odds of war in Iraq to depose Saddam Hussein.

     - When investors were convinced that major combat operations would end, stock prices rallied.

     - The second quarter of 2003 was very good for equities; the Standard & Poor's 500 Index, for example, gained more than 17 percent in its best quarterly performance in five years.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmarks.

     - Van Kampen Focus Equity Fund returned -3.63 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmarks, the Standard & Poor's 500 Index and the Lipper Capital Appreciation Funds Index, returned 0.25 percent and 1.22 percent, respectively.

     See Performance Summary for additional information and index definitions.

(1) Team members may change at any time without notice.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. Disappointing stock selection in the consumer-discretionary, health-care, technology and industrial sectors led to the fund's underperformance.

     - Among consumer-discretionary stocks, a large position in retail giant Wal-Mart Stores hurt fund performance. Last year, the company issued a cautious outlook, announcing that sales would be on the low end of analysts' expectations. With the economy still challenged, especially during the second half of 2002, and unemployment rising during the period, retailers such as Wal-Mart experienced a sluggish sales environment.

     - Poor results from several of the fund's health-care investments, such as Pfizer and HCA, dragged down results. Pharmaceutical maker Pfizer faced questions about its merger with rival Pharmacia, while HCA, a hospital company, saw its stock fall after the company reported lower earnings stemming from fewer patient stays.

     - When the market rallied, technology stocks were some of the largest beneficiaries, especially speculative names with relatively weak fundamentals. Our focus, however, remained on higher-quality companies that we believed would do well even if the economy failed to recover as quickly as some people hoped. The fund, for example, had a large position in software giant Microsoft, which turned in positive performance during the past 12 months. But because it failed to keep up with the average technology stock, Microsoft's stock ended up detracting from relative performance.

TOP 10 HOLDINGS AS OF 6/30/03

Microsoft                                7.9%
Pfizer                                   6.3
Citigroup                                4.9
General Electric                         4.3
Intel                                    4.0
Wal-Mart Stores                          4.0
Exxon Mobil                              3.8
3M                                       3.7
Amgen                                    3.3
Clear Channel Communications             3.2

TOP 10 INDUSTRIES AS OF 6/30/03

Pharmaceuticals                         13.9%
Systems Software                         9.5
Industrial Conglomerates                 8.0
Semiconductors                           6.2
Hypermarkets & Super Centers             5.0
Other Diversified Financial Services     4.9
Broadcasting & Cable TV                  4.4
Computer Hardware                        4.0
Communications Equipment                 3.9
Integrated Oil & Gas                     3.8

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

     - In the industrials sector, the fund was hurt by investments in defense stocks such as Lockheed Martin and General Dynamics. Investors were disappointed when these companies failed to deliver on the high expectations investors set prior to the war with Iraq.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Relative to the S&P 500 Index, the fund was helped most by security selection and an underweight position in energy stocks, as well as by not owning materials and utility companies: (2)

     - Because the typical energy stock in the S&P 500 declined during the past year, the fund benefited from our decision to underweight the sector. Those energy stocks the fund did own--such as oil driller BJ Services and integrated oil giant Exxon Mobil--performed better than average and contributed positively to performance.

     - The fund's lack of meaningful exposure to both materials and utility stocks, both of which declined during the past 12 months, also helped relative performance.

Q.   PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. Among the fund's largest positions as of June 30, 2003, were Microsoft, Pfizer and General Electric.

     - Microsoft is the world's largest software maker. Although its stock underperformed that of the typical technology company during the period, we continued to have confidence in Microsoft. We were attracted to its dominant position in the PC operating systems and business applications software markets, as well as to its efforts to become a leading provider of Internet software and services.

     - Pfizer is a global pharmaceutical giant whose flagship drugs include Lipitor (high cholesterol), Viagra (sexual dysfunction), and Celebrex (arthritis). We liked the company's efforts to manage its drug pipeline. Unlike many of its competitors, Pfizer faces no significant patent expirations for the next several years.

     - General Electric is a diversified industrial corporation involved in multiple business lines--including appliances, aircraft engines, plastics and broadcasting. Our focus was on GE's solid balance sheet, strong management team and dominant market share in nearly all of its business lines.

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. Rising stock prices have been a welcome relief from the long bear market. Yet we think there are still risks present in the economy. In all market conditions, we dedicate ourselves to intensive company research. We believe that the more we know about the companies the fund owns, the better a job we can do as investors for the fund's shareholders. Whatever happens in the economy and the market, we plan to continue our focus on high-quality stocks that, in our opinion, represent attractive long-term growth opportunities.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                   MARKET
DESCRIPTION                                                           SHARES        VALUE
COMMON STOCKS  97.1%
ADVERTISING  0.9%
Univision Communications, Inc. (a)                                    63,500    $  1,930,400
                                                                                ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.2%
Bank of New York Co., Inc.                                            93,350       2,683,812
                                                                                ------------
BIOTECHNOLOGY  3.2%
Amgen, Inc. (a)                                                      109,135       7,250,929
                                                                                ------------
BROADCASTING & CABLE TV  4.3%
Clear Channel Communications, Inc. (a)                               165,350       7,009,186
Comcast Corp. (a)                                                     92,000       2,776,560
                                                                                ------------
                                                                                   9,785,746
                                                                                ------------
COMMUNICATIONS EQUIPMENT  3.8%
Cisco Systems, Inc. (a)                                              386,500       6,450,685
QUALCOMM, Inc.                                                        62,500       2,234,375
                                                                                ------------
                                                                                   8,685,060
                                                                                ------------
COMPUTER HARDWARE  3.9%
Dell Computer Corp. (a)                                              116,425       3,720,943
Hewlett-Packard Co.                                                  109,000       2,321,700
International Business Machines Corp.                                 33,000       2,722,500
                                                                                ------------
                                                                                   8,765,143
                                                                                ------------
CONSUMER FINANCE  1.4%
American Express Co.                                                  78,125       3,266,406
                                                                                ------------
DATA PROCESSING & OUTSOURCING SERVICES  0.9%
First Data Corp.                                                      50,950       2,111,368
                                                                                ------------
DIVERSIFIED BANKS  1.7%
Wells Fargo & Co.                                                     77,950       3,928,680
                                                                                ------------
DIVERSIFIED CAPITAL MARKETS  1.3%
J.P. Morgan Chase & Co.                                               84,350       2,883,083
                                                                                ------------
HEALTH CARE EQUIPMENT  2.0%
Medtronic, Inc.                                                       94,900       4,552,353
                                                                                ------------
HOME IMPROVEMENT RETAIL  1.8%
Home Depot, Inc.                                                     124,000       4,106,880
                                                                                ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                   MARKET
DESCRIPTION                                                           SHARES        VALUE
HOUSEHOLD PRODUCTS  2.3%
Procter & Gamble Co.                                                  59,300    $  5,288,374
                                                                                ------------
HYPERMARKETS & SUPER CENTERS  4.9%
Costco Wholesale Corp. (a)                                            65,800       2,408,280
Wal-Mart Stores, Inc.                                                162,725       8,733,451
                                                                                ------------
                                                                                  11,141,731
                                                                                ------------
INDUSTRIAL CONGLOMERATES  7.8%
3M Co.                                                                63,000       8,125,740
General Electric Co.                                                 331,050       9,494,514
                                                                                ------------
                                                                                  17,620,254
                                                                                ------------
INTEGRATED OIL & GAS  3.7%
Exxon Mobil Corp.                                                    233,550       8,386,780
                                                                                ------------
INTERNET RETAIL  2.8%
eBay, Inc. (a)                                                        23,550       2,453,439
InterActiveCorp (a)                                                   98,830       3,910,703
                                                                                ------------
                                                                                   6,364,142
                                                                                ------------
INVESTMENT BANKING & BROKERAGE  1.3%
Goldman Sachs Group, Inc.                                             36,100       3,023,375
                                                                                ------------
MANAGED HEALTH CARE  1.5%
UnitedHealth Group, Inc.                                              66,900       3,361,725
                                                                                ------------
MULTI-LINE INSURANCE  2.5%
American International Group, Inc.                                   103,925       5,734,581
                                                                                ------------
OIL & GAS EQUIPMENT & SERVICES  1.3%
Baker Hughes, Inc.                                                    84,275       2,829,112
                                                                                ------------
OTHER DIVERSIFIED FINANCIAL SERVICES  4.7%
Citigroup, Inc.                                                      251,783      10,776,312
                                                                                ------------
PHARMACEUTICALS  13.5%
Eli Lilly & Co.                                                       41,500       2,862,255
Johnson & Johnson                                                     75,550       3,905,935
Merck & Co., Inc.                                                     89,800       5,437,390
Pfizer, Inc.                                                         404,850      13,825,628
Wyeth                                                                103,250       4,703,038
                                                                                ------------
                                                                                  30,734,246
                                                                                ------------
REGIONAL BANKS  1.1%
Fifth Third Bancorp                                                   43,800       2,511,492
                                                                                ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                   MARKET
DESCRIPTION                                                           SHARES        VALUE
SEMICONDUCTOR EQUIPMENT  1.2%
Applied Materials, Inc. (a)                                          169,950    $  2,695,407
                                                                                ------------
SEMICONDUCTORS  6.0%
Intel Corp.                                                          424,500       8,822,808
Linear Technology Corp.                                               90,800       2,924,668
Texas Instruments, Inc.                                              107,075       1,884,520
                                                                                ------------
                                                                                  13,631,996
                                                                                ------------
SOFT DRINKS  3.5%
Coca-Cola Co.                                                        108,275       5,025,043
PepsiCo, Inc.                                                         64,600       2,874,700
                                                                                ------------
                                                                                   7,899,743
                                                                                ------------
SPECIALTY STORES  1.3%
Bed Bath & Beyond, Inc. (a)                                           76,550       2,970,906
                                                                                ------------
SYSTEMS SOFTWARE  9.2%
Microsoft Corp.                                                      677,600      17,353,336
Oracle Corp. (a)                                                     302,525       3,636,351
                                                                                ------------
                                                                                  20,989,687
                                                                                ------------
TOBACCO  2.1%
Altria Group, Inc.                                                   106,800       4,852,992
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  97.1%
   (Cost $192,360,327)                                                           220,762,715
                                                                                ------------
REPURCHASE AGREEMENT  2.9%
State Street Bank & Trust Co. ($6,691,000 par collateralized by
   U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $6,691,121)
   (Cost $6,691,000)                                                               6,691,000
                                                                                ------------
TOTAL INVESTMENTS  100.0%
   (Cost $199,051,327)                                                           227,453,715

LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%                                           (31,457)
                                                                                ------------

NET ASSETS  100.0%                                                              $227,422,258
                                                                                ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003

ASSETS:
Total Investments (Cost $199,051,327)                                                      $227,453,715
Cash                                                                                                783
Receivables:
   Investments Sold                                                                           7,408,071
   Dividends                                                                                    254,467
   Fund Shares Sold                                                                             186,086
   Interest                                                                                         121
Other                                                                                           369,497
                                                                                           ------------
     Total Assets                                                                           235,672,740
                                                                                           ------------
LIABILITIES:
Payables:
   Investments Purchased                                                                      7,105,098
   Fund Shares Repurchased                                                                      447,890
   Distributor and Affiliates                                                                   321,256
   Investment Advisory Fee                                                                      153,925
Accrued Expenses                                                                                161,722
Directors' Deferred Compensation and Retirement Plans                                            60,591
                                                                                           ------------
     Total Liabilities                                                                        8,250,482
                                                                                           ------------
NET ASSETS                                                                                 $227,422,258
                                                                                           ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)                $403,367,128
Net Unrealized Appreciation                                                                  28,402,388
Accumulated Net Investment Loss                                                                 (62,433)
Accumulated Net Realized Loss                                                              (204,284,825)
                                                                                           ------------
NET ASSETS                                                                                 $227,422,258
                                                                                           ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $90,949,294 and 6,462,717 shares of beneficial interest issued
     and outstanding)                                                                      $      14.07
     Maximum sales charge (5.75%* of offering price)                                                .86
                                                                                           ------------
     Maximum offering price to public                                                      $      14.93
                                                                                           ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $112,468,889 and 8,502,706 shares of beneficial interest issued
     and outstanding)                                                                      $      13.23
                                                                                           ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $24,004,075 and 1,814,407 shares of beneficial interest issued
     and outstanding)                                                                      $      13.23
                                                                                           ============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends                                                                                  $  2,641,585
Interest                                                                                        471,592
                                                                                           ------------
     Total Income                                                                             3,113,177
                                                                                           ------------
EXPENSES:
Investment Advisory Fee                                                                       2,066,081
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $220,595, $1,167,006 and $246,582, respectively)                                           1,634,183
Shareholder Services                                                                            442,879
Administrative Fee                                                                              387,292
Legal                                                                                            32,899
Custody                                                                                          32,886
Directors' Fees and Related Expenses                                                             26,240
Other                                                                                           212,524
                                                                                           ------------
     Total Expenses                                                                           4,834,984
     Expense Reduction ($211,841 Investment Advisory Fee and $122,573
     other)                                                                                     334,414
     Less Credits Earned on Cash Balances                                                         3,001
                                                                                           ------------
     Net Expenses                                                                             4,497,569
                                                                                           ------------
NET INVESTMENT LOSS                                                                        $ (1,384,392)
                                                                                           ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                             $(61,877,609)
   Foreign Currency Transactions                                                                   (263)
                                                                                           ------------
Net Realized Loss                                                                           (61,877,872)
                                                                                           ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                                  (19,905,184)
   End of the Period                                                                         28,402,388
                                                                                           ------------
Net Unrealized Appreciation During the Period                                                48,307,572
                                                                                           ------------
NET REALIZED AND UNREALIZED LOSS                                                           $(13,570,300)
                                                                                           ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                                 $(14,954,692)
                                                                                           ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED         YEAR ENDED
                                                          JUNE 30, 2003      JUNE 30, 2002
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                        $ (1,384,392)      $ (4,099,348)
Net Realized Loss                                           (61,877,872)       (62,705,649)
Net Unrealized Appreciation/Depreciation
   During the Period                                         48,307,572        (29,753,627)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (14,954,692)       (96,558,624)
                                                           ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                    56,641,307        108,751,626
Cost of Shares Repurchased                                 (105,120,081)      (155,350,393)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          (48,478,774)       (46,598,767)
                                                           ------------       ------------
TOTAL DECREASE IN NET ASSETS                                (63,433,466)      (143,157,391)
NET ASSETS:
Beginning of the Period                                     290,855,724        434,013,115
                                                           ------------       ------------
End of the Period (Including accumulated net investment
   loss of $62,433 and $100,701, respectively)             $227,422,258       $290,855,724
                                                           ============       ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               YEAR ENDED JUNE 30,
                                             --------------------------------------------------------
CLASS A SHARES                               2003(a)    2002(a)      2001(a)      2000(a)     1999(a)
                                             --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                 $14.60     $ 18.94      $ 27.17      $ 22.98     $20.01
                                             ------     -------      -------      -------     ------
  Net Investment Loss                          (.02)       (.11)        (.16)        (.18)      (.14)
  Net Realized and Unrealized Gain/Loss        (.51)      (4.23)       (6.81)        5.82       4.70
                                             ------     -------      -------      -------     ------
Total from Investment Operations               (.53)      (4.34)       (6.97)        5.64       4.56
Less Distributions from Net Realized Gain       -0-         -0-        (1.26)       (1.45)     (1.59)
                                             ------     -------      -------      -------     ------
NET ASSET VALUE, END OF THE PERIOD           $14.07     $ 14.60      $ 18.94      $ 27.17     $22.98
                                             ======     =======      =======      =======     ======

Total Return * (b)                            -3.63%     -22.87%      -26.45%       25.28%     25.57%
Net Assets at End of the Period
  (In millions)                              $ 90.9     $ 109.7      $ 155.1      $ 186.0     $ 73.8
Ratio of Expenses to Average
  Net Assets *                                 1.50%       1.50%        1.50%        1.50%      1.50%
Ratio of Net Investment Loss to Average
  Net Assets *                                 (.14%)      (.62%)       (.73%)       (.71%)     (.73%)
Portfolio Turnover                              205%        114%          80%         106%       282%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets        1.65%       1.55%        1.52%        1.56%      1.61%
Ratio of Net Investment Loss to Average
   Net Assets                                  (.29%)      (.67%)       (.75%)       (.77%)     (.84%)

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               YEAR ENDED JUNE 30,
                                             -------------------------------------------------------
CLASS B SHARES                               2003(a)    2002(a)      2001(a)      2000(a)     1999(a)
                                             -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                 $13.84     $18.09       $26.22       $22.38      $19.67
                                             ------     ------       ------       ------      ------
  Net Investment Loss                          (.11)      (.22)        (.32)        (.36)       (.28)
  Net Realized and Unrealized Gain/Loss        (.50)     (4.03)       (6.55)        5.65        4.58
                                             ------     ------       ------       ------      ------
Total from Investment Operations               (.61)     (4.25)       (6.87)        5.29        4.30
Less Distributions from Net Realized Gain       -0-        -0-        (1.26)       (1.45)      (1.59)
                                             ------     ------       ------       ------      ------
NET ASSET VALUE, END OF THE PERIOD           $13.23     $13.84       $18.09       $26.22      $22.38
                                             ======     ======       ======       ======      ======

Total Return * (b)                            -4.48%    -23.44%      -27.01%       24.42%      24.59%
Net Assets at End of the Period
  (In millions)                              $112.5     $149.5       $230.5       $307.8      $176.2
Ratio of Expenses to Average
  Net Assets *                                 2.25%      2.25%        2.25%        2.25%       2.25%
Ratio of Net Investment Loss to
  Average Net Assets *                         (.89%)    (1.37%)      (1.48%)      (1.46%)     (1.50%)
Portfolio Turnover                              205%       114%          80%         106%        282%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets        2.40%      2.30%        2.27%        2.31%       2.36%
Ratio of Net Investment Loss to Average
   Net Assets                                 (1.04%)    (1.42%)      (1.50%)      (1.52%)     (1.61%)

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               YEAR ENDED JUNE 30,
                                             -------------------------------------------------------
CLASS C SHARES                               2003(a)    2002(a)      2001(a)      2000(a)     1999(a)
                                             -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                 $13.85     $18.09       $26.21       $22.36      $19.66
                                             ------     ------       ------       ------      ------
  Net Investment Loss                          (.11)      (.22)        (.32)        (.36)       (.28)
  Net Realized and Unrealized Gain/Loss        (.51)     (4.02)       (6.54)        5.66        4.57
                                             ------     ------       ------       ------      ------
Total from Investment Operations               (.62)     (4.24)       (6.86)        5.30        4.29
Less Distributions from Net Realized Gain       -0-        -0-        (1.26)       (1.45)      (1.59)
                                             ------     ------       ------       ------      ------
NET ASSET VALUE, END OF THE PERIOD           $13.23     $13.85       $18.09       $26.21      $22.36
                                             ======     ======       ======       ======      ======

Total Return * (b)                            -4.48%    -23.44%      -26.95%       24.38%      24.67%
Net Assets at End of the Period
  (In millions)                              $ 24.0     $ 31.6       $ 48.4       $ 61.3      $ 27.2
Ratio of Expenses to Average
  Net Assets *                                 2.25%      2.25%        2.25%        2.25%       2.25%
Ratio of Net Investment Loss to Average
  Net Assets *                                 (.89%)    (1.37%)      (1.48%)      (1.46%)     (1.48%)
Portfolio Turnover                              205%       114%          80%         106%        282%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets        2.40%      2.33%        2.27%        2.31%       2.36%
Ratio of Net Investment Loss to
  Average Net Assets                          (1.04%)    (1.45%)      (1.50%)      (1.52%)     (1.59%)

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a nondiversified portfolio of corporate equity and equity linked securities. The Fund commenced operations on January 2, 1996.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ official closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $175,204,274, which will expire between June 30, 2009 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                              $215,848,109
                                                                  ============
Gross tax unrealized appreciation                                 $ 16,959,122
Gross tax unrealized depreciation                                   (5,353,516)
                                                                  ------------
Net tax unrealized appreciation on investments                    $ 11,605,606
                                                                  ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $1,420,178 has been reclassified from accumulated net investment loss to capital. Also, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $2,745 was reclassified from accumulated undistributed net investment loss to accumulated net realized loss. Finally, a permanent book and tax difference of $263 relating to the recognition of net realized loss on foreign currency transactions was reclassified from accumulated net realized loss to accumulated undistributed net investment loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $3,001 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies againt the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                               % PER ANNUM
First $500 million                                        0.90%
Next $500 million                                         0.85%
Over $1 billion                                           0.80%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $211,841 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $11,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $21,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $7,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $287,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent total administrative, accounting, transfer agency and sub-transfer agency fees exceed .25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $122,573 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $37,507 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $22,527.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $157,586,875, $200,664,200 and $45,116,053 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                            SHARES             VALUE
SALES:
   Class A                                                 3,079,488       $  40,638,748
   Class B                                                   908,867          11,209,573
   Class C                                                   386,194           4,792,986
                                                          ----------       -------------
Total Sales                                                4,374,549       $  56,641,307
                                                          ==========       =============
REPURCHASES:
   Class A                                                (4,129,589)      $ (54,690,480)
   Class B                                                (3,209,779)        (39,844,770)
   Class C                                                  (855,929)        (10,584,831)
                                                          ----------       -------------
Total Repurchases                                         (8,195,297)      $(105,120,081)
                                                          ==========       =============

     At June 30, 2002, capital aggregated $172,206,556, $230,001,728 and
$51,057,796 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                            SHARES             VALUE
SALES:
   Class A                                                 4,282,922       $  71,885,368
   Class B                                                 1,622,355          27,087,881
   Class C                                                   590,680           9,778,377
                                                          ----------       -------------
Total Sales                                                6,495,957       $ 108,751,626
                                                          ==========       =============
REPURCHASES:
   Class A                                                (4,959,012)      $ (82,533,145)
   Class B                                                (3,562,866)        (57,172,912)
   Class C                                                  (983,115)        (15,644,336)
                                                          ----------       -------------
Total Repurchases                                         (9,504,993)      $(155,350,393)
                                                          ==========       =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 88,111 and 54,515 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                   CONTINGENT DEFERRED SALES
                                                CHARGE AS A PERCENTAGE OF DOLLAR
                                                    AMOUNT SUBJECT TO CHARGE
                                                --------------------------------
YEAR OF REDEMPTION                                  CLASS B             CLASS C
First                                                 5.00%              1.00%
Second                                                4.00%              None
Third                                                 3.00%              None
Fourth                                                2.50%              None
Fifth                                                 1.50%              None
Thereafter                                            None               None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $27,800 and CDSC on redeemed shares of Classes B and C of approximately $311,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $449,412,934 and $492,641,581, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,004,400 and $41,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $912,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $172,200.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Focus Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Focus Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Focus Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

* Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN * - CHAIRMAN

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601

(1) Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
David C. Arch (58)           Director     Director      Chairman and Chief Executive         91       Trustee/Director/Managing
Blistex Inc.                              since 2003    Officer of Blistex Inc., a                    General Partner of funds
1800 Swift Drive                                        consumer health care products                 in the Fund Complex.
Oak Brook, IL 60523                                     manufacturer. Former Director
                                                        of the World Presidents
                                                        Organization-Chicago
                                                        Chapter. Director of the
                                                        Heartland Alliance, a
                                                        nonprofit organization
                                                        serving human needs based in
                                                        Chicago.

J. Miles Branagan (71)       Director     Director      Private investor. Co-founder,        89       Trustee/Director/Managing
1632 Morning Mountain                     since 1997    and prior to August 1996,                     General Partner of funds
Road                                                    Chairman, Chief Executive                     in the Fund Complex.
Raleigh, NC 27614                                       Officer and President, MDT
                                                        Corporation (now known as
                                                        Getinge/Castle, Inc., a
                                                        subsidiary of Getinge
                                                        Industrier AB), a company
                                                        which develops, manufactures,
                                                        markets and services medical
                                                        and scientific equipment.

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Jerry D. Choate (64)         Director     Director      Prior to January 1999, Chairman      89       Trustee/Director/Managing
33971 Selva Road                          since 1999    and Chief Executive Officer                   General Partner of funds
Suite 130                                               of the Allstate Corporation                   in the Fund Complex.
Dana Point, CA 92629                                    ("Allstate") and Allstate                     Director of Amgen
                                                        Insurance Company. Prior to                   Inc., a biotechnological
                                                        January 1995, President and                   company, and Director
                                                        Chief Executive Officer of                    of Valero Energy
                                                        Allstate. Prior to                            Corporation, an independent
                                                        August 1994, various management               refining company.
                                                        positions at Allstate.

Rod Dammeyer (62)            Director     Director      President of CAC, llc., a            91       Trustee/Director/Managing
CAC, llc.                                 since 2003    private company offering                      General Partner of funds
4350 LaJolla Village                                    capital investment and                        in the Fund Complex. Director
Drive                                                   management advisory                           of TeleTech Holdings
Suite 980                                               services. Prior to                            Inc., Stericycle, Inc.,
San Diego, CA                                           July 2000, Managing Partner of                TheraSense, Inc., GATX
92122-6223                                              Equity Group Corporate                        Corporation, Arris Group,
                                                        Investment (EGI), a company                   Inc. and Trustee of the
                                                        that makes private                            University of Chicago
                                                        investments in other                          Hospitals and Health
                                                        companies.                                    Systems. Prior to May 2002,
                                                                                                      Director of Peregrine
                                                                                                      Systems Inc. Prior to February
                                                                                                      2001, Vice Chairman and
                                                                                                      Director of Anixter
                                                                                                      International, Inc. and IMC
                                                                                                      Global Inc. Prior to July
                                                                                                      2000, Director of Allied Riser
                                                                                                      Communications Corp., Matria
                                                                                                      Healthcare Inc., Transmedia
                                                                                                      Networks, Inc., CNA
                                                                                                      Surety, Corp. and Grupo
                                                                                                      Azcarero Mexico (GAM).
                                                                                                      Prior to April 1999, Director
                                                                                                      of Metal Management, Inc.

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Linda Hutton Heagy (55)      Director     Director      Managing Partner of Heidrick &       89       Trustee/Director/Managing
Heidrick & Struggles                      since 1997    Struggles, an executive search                General Partner of funds
233 South Wacker Drive                                  firm. Trustee on the                          in the Fund Complex.
Suite 7000                                              University of Chicago
Chicago, IL 60606                                       Hospitals Board, Vice Chair of
                                                        the Board of the YMCA of
                                                        Metropolitan Chicago and a
                                                        member of the Women's Board
                                                        of the University of Chicago.
                                                        Prior to 1997, Partner of Ray &
                                                        Berndtson, Inc., an executive
                                                        recruiting firm. Prior to
                                                        1996, Trustee of The
                                                        International House Board, a
                                                        fellowship and housing
                                                        organization for
                                                        international graduate
                                                        students. Prior to
                                                        1995, Executive Vice President
                                                        of ABN AMRO, N.A., a bank
                                                        holding company. Prior to
                                                        1992, Executive Vice President
                                                        of La Salle National Bank.

R. Craig Kennedy (51)        Director     Director      Director and President of the        89       Trustee/Director/Managing
11 DuPont Circle, N.W.                    since 1997    German Marshall Fund of the                   General Partner of funds
Washington, D.C. 20016                                  United States, an independent                 in the Fund Complex.
                                                        U.S. foundation created to
                                                        deepen understanding, promote
                                                        collaboration and stimulate
                                                        exchanges of practical
                                                        experience between Americans
                                                        and Europeans.
                                                        Formerly, advisor to the
                                                        Dennis Trading Group Inc., a
                                                        managed futures and option
                                                        company that invests money
                                                        for individuals and
                                                        institutions. Prior to
                                                        1992, President and Chief
                                                        Executive Officer, Director
                                                        and member of the Investment
                                                        Committee of the Joyce
                                                        Foundation, a private
                                                        foundation.

Howard J Kerr (67)           Director     Director      Prior to 1998,President and          91       Trustee/Director/Managing
736 North Western                         since 2003    Chief Executive Officer of                    General Partner of funds
Avenue                                                  Pocklington Corporation,                      in the Fund Complex.
P.O. Box 317                                            Inc., an investment holding                   Director of the Lake Forest
Lake Forest, IL 60045                                   company. Director of the                      Bank & Trust.
                                                        Marrow Foundation

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Jack E. Nelson (67)          Director     Director      President of Nelson                  89       Trustee/Director/Managing
423 Country Club Drive                    since 1997    Investment Planning                           General Partner of funds
Winter Park, FL 32789                                   Services, Inc., a financial                   in the Fund Complex.
                                                        planning company and
                                                        registered investment adviser
                                                        in the State of
                                                        Florida. President of Nelson
                                                        Ivest Brokerage Services
                                                        Inc., a member of the
                                                        NASD, Securities Investors
                                                        Protection Corp. and the
                                                        Municipal Securities
                                                        Rulemaking Board. President of
                                                        Nelson Sales and Services
                                                        Corporation, a marketing and
                                                        services company to support
                                                        affiliated companies.

Hugo F. Sonnenschein (62)    Director     Director      President Emeritus and               91       Trustee/Director/Managing
1126 E.59 th Street                       since 2003    Honorary Trustee of the                       General Partner of funds
Chicago, IL 60637                                       University of Chicago and the                 in the Fund
                                                        Adam Smith Distinguished                      Complex. Director of
                                                        Service Professor in the                      Winston Laboratories, Inc.
                                                        Department of Economics at
                                                        the University of Chicago.
                                                        Prior to July 2000, President
                                                        of the University of Chicago.
                                                        Trustee of the University of
                                                        Rochester and a member of its
                                                        investment committee. Member
                                                        of the National Academy of
                                                        Sciences, the American
                                                        Philosophical Society and a
                                                        fellow of the American
                                                        Academy of Arts and Sciences.

Suzanne H. Woolsey (61)      Director     Director      Chief Communications Officer         89       Trustee/Director/Managing
2101 Constitution                         since 1999    of the National Academy of                    General Partner of funds
Ave., N.W.                                              Sciences/National Research                    in the Fund
Room 285                                                Council, an independent,                      Complex. Director of
Washington, D.C. 20418                                  federally chartered policy                    Neurogen Corporation, a
                                                        institution, since 2001 and                   pharmaceutical
                                                        previously Chief Operating                    company, since January 1998.
                                                        Officer from 1993 to
                                                        2001. Director of the
                                                        Institute for Defense
                                                        Analyses, a federally funded
                                                        research and development
                                                        center, Director of the
                                                        German Marshall Fund of the
                                                        United States, and Trustee of
                                                        Colorado College. Prior to
                                                        1993, Executive Director of
                                                        the Commission on Behavioral
                                                        and Social Sciences and
                                                        Education at the National
                                                        Academy of Sciences/National
                                                        Research Council. From 1980
                                                        through 1989, Partner of
                                                        Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director     Director      President of funds in the            89       Trustee/Director/Managing
1221 Avenue of the           and          since 1999    Fund Complex. Chairman,                       General Partner of funds
Americas                     President                  President, Chief Executive                    in the Fund Complex.
New York, NY 10020                                      Officer and Director of the
                                                        Advisers and VK Advisors Inc.
                                                        since December 2002.
                                                        Chairman, President and Chief
                                                        Executive Officer of Van
                                                        Kampen Investments since
                                                        December 2002. Director of
                                                        Van Kampen Investments since
                                                        December 1999. Chairman and
                                                        Director of Van Kampen Funds
                                                        Inc. since December 2002.
                                                        President, Director and Chief
                                                        Operating Officer of Morgan
                                                        Stanley Investment Management
                                                        since December 1998.
                                                        President and Director since
                                                        April 1997 and Chief
                                                        Executive Officer since June
                                                        1998 of Morgan Stanley
                                                        Investment Advisors Inc. and
                                                        Morgan Stanley Services
                                                        Company Inc. Chairman, Chief
                                                        Executive Officer and
                                                        Director of Morgan Stanley
                                                        Distributors Inc. since June
                                                        1998. Chairman since June
                                                        1998, and Director since
                                                        January 1998 of Morgan
                                                        Stanley Trust. Director of
                                                        various Morgan Stanley
                                                        subsidiaries. President of
                                                        the Morgan Stanley Funds
                                                        since May 1999. Previously
                                                        Chief Executive Officer of
                                                        Van Kampen Funds Inc. from
                                                        December 2002 to July 2003,
                                                        Chief Strategic Officer of
                                                        Morgan Stanley Investment
                                                        Advisors Inc. and Morgan
                                                        Stanley Services Company Inc.
                                                        and Executive Vice President
                                                        of Morgan Stanley
                                                        Distributors Inc. from April
                                                        1997 to June 1998. Chief
                                                        Executive Officer from
                                                        September 2002 to April 2003
                                                        and Vice President from May
                                                        1997 to April 1999 of the
                                                        Morgan Stanley Funds.

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (57) Director     Director      Advisory Director of Morgan          91       Trustee/Director/Managing
1 Parkview Plaza                          since 1999    Stanley. Prior to December                    General Partner of funds
P.O. Box 5555                                           2002, Chairman, Director,                     in the Fund Complex.
Oakbrook Terrace, IL 60181                              President, Chief Executive
                                                        Officer and Managing Director
                                                        of Van Kampen Investments and
                                                        its investment advisory,
                                                        distribution and other
                                                        subsidiaries. Prior to
                                                        December 2002, President and
                                                        Chief Executive Officer of
                                                        funds in the Fund Complex.
                                                        Prior to May 1998, Executive
                                                        Vice President and Director
                                                        of Marketing at Morgan
                                                        Stanley and Director of Dean
                                                        Witter, Discover & Co. and
                                                        Dean Witter Realty. Prior to
                                                        1996, Director of Dean Witter
                                                        Reynolds Inc.

Wayne W. Whalen* (64)        Director     Director      Partner in the law firm of           91       Trustee/Director/Managing
333 West Wacker Drive                     since 1997    Skadden, Arps, Slate, Meagher &               General Partner of funds
Chicago, IL 60606                                       Flom (Illinois), legal counsel                in the Fund Complex.
                                                        to funds in the Fund Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                  POSITION(S)    LENGTH OF
NAME, AGE AND                      HELD WITH        TIME             PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICERS                   FUND         SERVED            DURING PAST 5 YEARS
Stephen L. Boyd (62)           Vice President    Officer             Managing Director of Global Research Investment
2800 Post Oak Blvd.                              since 1998          Management. Vice President of funds in the Fund Complex. Prior
45th Floor                                                           to December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                    Investments and President and Chief Operations Officer of
                                                                     the Advisers and Van Kampen Advisors Inc. Prior to
                                                                     May 2002, Executive Vice President and Chief Investment
                                                                     Officer of funds in the Fund Complex.  Prior to
                                                                     May 2001, Managing Director and Chief Investment Officer of Van
                                                                     Kampen Investments, and Managing Director and President of
                                                                     the Advisers and Van Kampen Advisors Inc. Prior to
                                                                     December 2000, Executive Vice President and Chief Investment
                                                                     Officer of Van Kampen Investments, and President and Chief
                                                                     Operating Officer of the Advisers. Prior to April 2000,
                                                                     Executive Vice President and Chief Investment Officer for
                                                                     Equity Investments of the Advisers. Prior to October 1998,
                                                                     Vice President and Senior Portfolio Manager with AIM Capital
                                                                     Management, Inc. Prior to February 1998,Senior Vice President
                                                                     and Portfolio Manager of Van Kampen American Capital Asset
                                                                     Management, Inc., Van Kampen American Capital Investment
                                                                     Advisory Corp. and Van Kampen American Capital Management,
                                                                     Inc.

Stefanie V.Chang (36)          Vice President    Officer             Executive Director of Morgan Stanley Investment
1221 Avenue of the Americas                      since 2003          Management. Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)       Executive Vice    Officer             Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas    President and     since 2002          Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020             Chief                                 Management Inc. and Morgan Stanley Investments LP and
                               Investment Officer                    Director of Morgan Stanley Trust for over 5 years. Executive
                                                                     Vice President and Chief Investment Officer of funds in the
                                                                     Fund Complex. Managing Director and Chief Investment Officer
                                                                     of Van Kampen Investments, the Advisers and Van Kampen
                                                                     Advisors Inc. since December 2002.

John R. Reynoldson (50)        Vice President    Officer             Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                 since 2000          and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                        Fund Complex. Prior to July 2001, Principal and Co-head of the
Oakbrook Terrace, IL 60181                                           Fixed Income Department of the Advisers and Van Kampen
                                                                     Advisors Inc. Prior to December 2000, Senior Vice President of
                                                                     the Advisers and Van Kampen Advisors Inc. Prior to
                                                                     May 2000, Senior Vice President of the investment grade
                                                                     taxable group for the Advisers. Prior to June 1999, Senior
                                                                     Vice President of the government securities bond group for
                                                                     Asset Management.

                                                  TERM OF
                                                 OFFICE AND
                                  POSITION(S)    LENGTH OF
NAME, AGE AND                      HELD WITH        TIME             PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICERS                   FUND         SERVED            DURING PAST 5 YEARS
Ronald E. Robison (64)         Executive Vice    Officer             Chief Executive Officer and Chairman of Investor
1221 Avenue of the Americas    President and     since 2003          Services. Executive Vice President and Principal Executive
New York, NY 10020             Principal                             Officer of funds in the Fund Complex. Chief Global Operations
                               Executive                             Officer and Managing Director of Morgan Stanley Investment
                               Officer                               Management Inc. Managing Director of Morgan Stanley. Managing
                                                                     Director and Director of Morgan Stanley Investment Advisors
                                                                     Inc. and Morgan Stanley Services Company Inc. Chief Executive
                                                                     Officer and Director of Morgan Stanley Trust. Vice President
                                                                     of the Morgan Stanley Funds.

A. Thomas Smith III (46)       Vice President    Officer             Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas    and Secretary     since 1999          Director of Van Kampen Investments, Director of the
New York, NY 10020                                                   Advisers, Van Kampen Advisors Inc., the Distributor, Investor
                                                                     Services and certain other subsidiaries of Van Kampen
                                                                     Investments. Managing Director and General Counsel-Mutual
                                                                     Funds of Morgan Stanley Investment Advisors, Inc. Vice
                                                                     President and Secretary of funds in the Fund Complex. Prior to July 2001, Managing Director, General Counsel, Secretary and
                                                                     Director of Van Kampen Investments, the Advisers, the
                                                                     Distributor, Investor Services, and certain other
                                                                     subsidiaries of Van Kampen Investments. Prior to December
                                                                     2000, Executive Vice President, General Counsel, Secretary and
                                                                     Director of Van Kampen Investments, the Advisers, Van Kampen
                                                                     Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Prior to
                                                                     January 1999, Vice President and Associate General Counsel to
                                                                     New York Life Insurance Company ("New York Life"), and prior to March 1997, Associate General Counsel of New York
                                                                     Life. Prior to December 1993, Assistant General Counsel of The
                                                                     Dreyfus Corporation. Prior to August 1991, Senior
                                                                     Associate, Willkie Farr & Gallagher. Prior to January 1989,
                                                                     Staff Attorney at the Securities and Exchange Commission,
                                                                     Division of Investment Management, Office of Chief Counsel.

John L. Sullivan (48)          Vice              Officer             Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza               President, Chief  since 1997          Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                  Financial Officer                     subsidiaries of Van Kampen Investments. Vice President, Chief
Oakbrook Terrace, IL 60181     and                                   Financial Officer and Treasurer of funds in the Fund
                               Treasurer                             Complex. Head of Fund Accounting for Morgan Stanley
                                                                     Investment Management. Prior to December 2002, Executive
                                                                     Director of Van Kampen Investments, the Advisers and Van
                                                                     Kampen Advisors Inc.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                     474, 574, 674                             Member NASD/SIPC.
                     MSAE ANR 8/03                              11641H03-AP-8/03

VAN KAMPEN
GLOBAL EQUITY
ALLOCATION FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   Welcome, Shareholder

   In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 6/30/93 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

              VAN KAMPEN GLOBAL        MSCI WORLD INDEX
              EQUITY ALLOCATION FUND   WITH NET DIVIDENDS
 6/30/1993                    $9,422              $10,000
 9/30/1993                    $9,813              $10,484
12/31/1993                   $10,426              $10,669
 3/31/1994                   $10,135              $10,738
 6/30/1994                   $10,272              $11,078
 9/30/1994                   $10,512              $11,333
12/31/1994                   $10,454              $11,263
 3/31/1995                   $10,576              $11,805
 6/30/1995                   $10,959              $12,327
 9/30/1995                   $11,742              $13,031
12/31/1995                   $12,509              $13,667
 3/31/1996                   $13,157              $14,244
 6/30/1996                   $13,657              $14,671
 9/30/1996                   $13,620              $14,885
12/31/1996                   $14,136              $15,585
 3/31/1997                   $14,305              $15,641
 6/30/1997                   $16,472              $18,014
 9/30/1997                   $16,850              $18,532
12/31/1997                   $16,461              $18,092
 3/31/1998                   $18,906              $20,701
 6/30/1998                   $19,135              $21,138
 9/30/1998                   $16,943              $18,626
12/31/1998                   $19,650              $22,585
 3/31/1999                   $19,626              $23,403
 6/30/1999                   $20,745              $24,530
 9/30/1999                   $20,548              $24,183
12/31/1999                   $24,264              $28,282
 3/31/2000                   $24,264              $28,593
 6/30/2000                   $23,407              $27,600
 9/30/2000                   $22,787              $26,232
12/31/2000                   $22,019              $24,629
 3/31/2001                   $19,558              $21,482
 6/30/2001                   $19,889              $22,078
 9/30/2001                   $17,523              $18,921
12/31/2001                   $18,722              $20,560
 3/31/2002                   $18,943              $20,648
 6/30/2002                   $17,571              $18,791
 9/30/2002                   $14,511              $15,352
12/31/2002                   $15,284              $16,542
 3/31/2003                   $14,432              $15,724
 6/30/2003                   $16,514              $18,436

                          A SHARES              B SHARES               C SHARES
                       SINCE 01/04/93        SINCE 08/01/95         SINCE 01/04/93
--------------------------------------------------------------------------------------
AVERAGE ANNUAL    W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS      CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception      6.54%       5.94%      3.99%      3.99%      5.77%      5.77%

10-year              5.77        5.14         --         --       5.00       5.00

5-year              -2.90       -4.05      -3.64      -3.85      -3.60      -3.60

1-year              -6.01      -11.42      -6.74     -11.40      -6.73      -7.66

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects the conversion of Class B shares into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Global Equity Allocation Fund is managed by the adviser's Active International Allocation team. Ann Thivierge, Managing Director, is a current member of the team(1). The following discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A.   Global stock markets were highly volatile throughout the past 12 months.

     - Early in the period, stocks fell because of concerns about corporate malfeasance, the increasing likelihood of war in Iraq, rising oil prices and tentative global economic growth.

     - Following a sharp sell-off of stocks in July and again in October, stock markets bottomed in March 2003, at the peak of the Iraqi conflict.

     - Stocks around the world rallied strongly when investors began to anticipate that the U.S.-led coalition would end major combat in Iraq and the SARS epidemic was contained.

     - Abundant liquidity in the economy and declining credit spreads also gave a boost to stock prices.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen Global Equity Allocation Fund returned -6.01 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmark, the MSCI World Index with Net Dividends, returned -2.37 percent.

     See Performance Summary for additional information and index definitions.

(1) Team members may change at any time without notice.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. The fund's defensive positioning, which helped the fund when markets were declining during much of the period, hurt performance when stocks rebounded. The portfolio was especially slowed by its cash position, as well as by an underweight in U.S. securities and the technology sector. All overweighting and underweightings discussed are relative to the MSCI World Index.

     - As a defensive measure in a weak market environment, the fund maintained a portion of its assets in cash. This decision helped performance during the first two-thirds of the year but was a substantial drag on results once the market rebounded.

     - During the past 12 months, the U.S. stock market held up somewhat better than most others did. By being modestly underweighted in U.S. stocks, the fund's relative performance was weakened.

     - The technology sector declined sharply during the market downturn. Yet it also was one of the sectors that rallied the hardest after stocks hit their bottom in March 2003. As a result, being underweighted in technology stocks hurt the fund's relative performance late in the period.

TOP 10 HOLDINGS AS OF 6/30/03

Exxon Mobil                           2.3%
General Electric                      1.8
Pfizer                                1.7
BP                                    1.5
Microsoft                             1.4
Citigroup                             1.4
Vodafone                              1.3
Johnson & Johnson                     1.0
Wal-Mart Stores                       1.0
GlaxoSmithKline                       0.9

TOP 5 INDUSTRIES AS OF 6/30/03

Pharmaceuticals                      10.0%
Integrated Oil & Gas                  9.0
Diversified Banks                     7.5
Electric Utilities                    4.9
Integrated Telecom Services           3.7

TOP 5 COUNTRIES AS OF 6/30/03

United States                        49.4%
Japan                                12.2
United Kingdom                       10.6
Switzerland                           3.9
Spain                                 3.1

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The fund's results relative to the benchmark were helped by underweighting the financial sector, overweighting Spain and overweighting the health-care sector:

     - A small relative position in financial securities contributed positively to the portfolio's performance. In particular, the portfolio was underexposed to insurance companies, which faced questions about the value of their equity portfolios and reserves.

     - An emphasis on stocks in Spain helped the fund. As the European Central Bank cut interest rates to help countries with struggling economies, Spain, whose economy already was growing nicely, was a direct beneficiary.

     - The portfolio's exposure to health-care stocks also benefited overall performance. Companies in this sector traditionally provide relatively high dividends and predictable earnings, and both were characteristics desired by investors during the market downturn.

Q.   PLEASE HIGHLIGHT SIGNIFICANT WEIGHTINGS FROM THE PORTFOLIO.

A. Because we manage the fund using a top-down approach, we determine portfolio weightings in terms of country and sector allocations, rather than by individual stock-selection. After considering the overall global economic environment and analyzing all markets and sectors, we rank each market and sector. These rankings determine overall portfolio overweighting and underweights relative to the MSCI World Index benchmark. We then implement these decisions through baskets of stocks designed to track local markets, as represented by the MSCI country indexes. At the end of the period, the portfolio, relative to the benchmark index, was overweighted to Asia, overweighted to Japan and underweighted to Europe.

     - Our focus on Asia (excluding Japan) stemmed from our belief that stock valuations in this region were attractive. We also believed that further interest-rate cuts would add liquidity to the region's economies.

     - We increased the portfolio's commitment to Japan for similar reasons--we believed the region offered compelling valuations and that its economy may benefit from plentiful liquidity. We also noted recent data suggesting some improvements in manufacturing activity and small-business confidence.

     - Our assessment of the region's economy led to an underweighted position in European securities. In particular, we noted declines in manufacturing output and new orders, as well as rising unemployment and low levels of consumer confidence.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. We have positioned the fund less defensively than in the past. We have also increased the fund's economic sensitivity by increasing the portfolio's exposure to cyclical companies, among other positioning strategies. As economic and market conditions change around the world, we will respond by reallocating the fund's assets in accordance with our investment strategy and, as always, in what we believe are the best interests of our shareholders.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by Calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
COMMON STOCKS  89.1%
AUSTRALIA  1.5%
Aluminum, Ltd. (a)                                              47,017    $    128,488
Amcor, Ltd. (b)                                                 20,542         111,999
AMP, Ltd. (b)                                                   19,897          66,398
Australia and New Zealand Banking Group, Ltd.                   15,000         187,435
Australian Gas & Light Co., Ltd. (b)                            11,550          84,920
BHP Biliton, Ltd.                                               74,342         431,282
Boral, Ltd.                                                      5,007          17,011
Coca-Cola Amatil, Ltd. (b)                                      39,167         150,165
Coles Myer, Ltd. (b)                                            23,731         111,539
Commonwealth Bank of Australia                                  23,741         471,053
CSL, Ltd. (b)                                                    2,784          22,338
CSR, Ltd. (b)                                                   26,206          34,136
Diversified Property Trust                                      10,287          21,067
Foster's Brewing, Ltd.                                          49,122         138,858
General Property Trust (b)                                      38,821          76,114
Leighton Holdings, Ltd. (b)                                      7,163          48,096
Lend Lease Corp., Ltd. (b)                                       8,799          49,333
Mayne Nickless, Ltd.                                            21,280          39,150
National Australia Bank, Ltd. (b)                               29,213         657,105
News Corp., Ltd. (b)                                            35,414         266,322
OneSteel, Ltd.                                                   4,773           6,153
Orica, Ltd.                                                      7,561          54,982
Pacific Dunlop, Ltd. (a)                                         5,533          21,734
PaperlinX, Ltd.                                                  3,376          10,382
QBE Insurance Group, Ltd.                                       11,420          71,465
Rinker Group, Ltd. (a)                                          26,206          92,203
Rio Tinto, Ltd.                                                  5,417         106,244
Santos, Ltd.                                                     9,692          38,395
Southcorp, Ltd.                                                 16,467          31,180
Stockland Trust Group                                           10,859          36,529
Suncorp-Metway, Ltd.                                             8,300          64,647
Tabcorp Holdings, Ltd.                                           8,543          61,779
Telstra Corp., Ltd.-ADR (b)                                    108,659         321,020
Wesfarmers, Ltd.                                                 7,144         121,360
Westfield Trust                                                  1,586           3,674
Westfield Trust (a)                                             43,188         100,045
Westpac Banking Corp., Ltd.                                     26,471         288,827

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
AUSTRALIA (CONTINUED)
WMC Resources, Ltd.                                             47,017    $    110,809
Woolworths, Ltd.                                                29,825         250,726
                                                                          ------------
                                                                             4,904,963
                                                                          ------------
AUSTRIA  0.5%
Boehler-Udderholm, AG                                              872          48,275
Erste Bank Der Oester Spark                                      4,278         378,653
Flughafen Wein, AG                                               1,619          58,940
Mayr-Melnhof Karton, AG                                          1,046          87,241
Oesterreichish Elektrizitaets, AG, Class A                         977          90,162
OMV, AG                                                          2,091         251,629
Rhi, AG                                                          1,698          20,215
Telekom Austria, AG (a)                                         43,164         490,536
VA Technologies, AG                                              1,368          36,207
Voestalpine, AG                                                  3,861         152,730
Wienerberger Baustoffindustrie, AG                               5,918         104,150
                                                                          ------------
                                                                             1,718,738
                                                                          ------------
BELGIUM  0.3%
Dexia                                                           27,143         343,746
Electrabel, SA                                                     141          35,989
Fortis, AG                                                      28,339         492,866
KBC Bancassurance Holding (a)                                    2,068          81,328
Solvay, SA                                                         680          46,930
UCB, SA                                                            892          24,481
                                                                          ------------
                                                                             1,025,340
                                                                          ------------
BERMUDA  0.2%
Cheung Kong Infrastructure                                      25,000          47,928
Esprit Holdings, Ltd.                                           37,000          90,624
Ingersoll-Rand Co.                                               3,300         156,156
Johnson Electric Holdings, Ltd.                                 73,500          91,426
Li & Fung, Ltd.                                                 79,000         101,813
Yue Yuen Industrial Hldg                                        15,000          38,375
                                                                          ------------
                                                                               526,322
                                                                          ------------
CANADA  2.6%
Abitibi-Consolidated, Inc.                                       9,450          59,945
Agrium, Inc.                                                     5,050          54,942
Alcan Aluminum, Ltd.                                             7,649         237,016
Ballard Power Systems, Inc. (a)                                    800          10,846
Bank of Montreal                                                10,000         313,848
Bank of Nova Scotia                                              9,300         412,266
Barrick Gold Corp.                                               6,600         116,787
BCE, Inc.                                                        9,500         217,643

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
CANADA (CONTINUED)
Biovail Corp. (a)                                                4,200    $    194,983
Bombardier, Inc., Class B                                       25,700          86,630
Brascan Corp., Class A                                           2,900          71,123
C.I.Fund Management,Inc.                                         9,600          81,219
Cameco Corp.                                                     1,300          41,711
Canadian Imperial Bank of Commerce                               7,600         302,150
Canadian Natural Resources, Ltd.                                 8,100         321,132
Canadian Pacific Railway, Ltd.                                   4,050          90,544
Canadian Tire Corp., Class A                                     2,200          52,738
Celestica, Inc. (a)                                              5,200          81,006
Cognos, Inc. (a)                                                   800          21,520
Cp Ships, Ltd.                                                   2,025          33,532
Dofasco, Inc.                                                    3,700          70,984
Domtar, Inc.                                                    12,500         136,456
Enbridge, Inc.                                                   4,100         144,948
EnCana Corp.                                                    20,016         763,288
Fairfax Financial Holdings, Ltd. (a)                               100          15,121
Fairmont Hotels & Resorts, Inc.                                  2,025          46,168
Four Seasons Hotels, Inc.                                          800          34,378
George Weston, Ltd.                                              3,500         264,381
Husky Energy Inc.                                                6,900          89,065
Imperial Oil, Ltd.                                               7,900         274,453
Inco, Ltd. (a)                                                   7,850         165,193
Investors Group, Inc.                                              775          16,263
Magna International, Inc., Class A                               3,300         220,844
Manulife Financial Corp.                                         8,800         247,886
MDS Inc., Class B                                                9,500         130,124
National Bank of Canada                                          2,400          65,216
Nexen, Inc.                                                      9,600         241,814
Noranda, Inc.                                                   11,950         114,410
Nortel Networks Corp. (a)                                       42,964         115,352
Penn West Petroleum, Ltd. (a)                                    3,200         102,674
Petro-Canada                                                     8,300         330,347
Placer Dome, Inc.                                                5,400          65,720
Potash Corp. of Saskatchewan, Inc.                               1,900         120,524
Power Corp. of Canada                                            5,900         182,559
Precision Drilling Corp. (a)                                     2,300          86,215
Rogers Communication, Inc., Class B                              7,400         118,171
Royal Bank of Canada                                            11,500         486,720
Shell Canada, Ltd.                                               2,400          93,168
Sun Life Financial Services of Canada, Inc.                      7,600         156,849
Suncor Energy, Inc.                                             16,200         302,790
Talisman Energy, Inc.                                            6,700         303,928
Teck Cominco, Ltd.                                               5,693          46,401

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JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
CANADA (CONTINUED)
Thomson, SA                                                      6,100    $    190,773
TransAlta Corp.                                                  3,300          43,740
TransCanada Corp.                                                8,544         149,674
                                                                          ------------
                                                                             8,738,178
                                                                          ------------
CAYMAN ISLANDS  0.2%
GlobalSantaFe Corp.                                              4,998         116,653
Transocean Offshore, Inc. (a)                                    9,000         197,730
XL Capital, Ltd.                                                 5,100         423,300
                                                                          ------------
                                                                               737,683
                                                                          ------------
CHINA  1.0%
Aluminum Corp. of China, Ltd.                                  508,000         113,350
Beijing Capital International                                  260,000          63,348
Beijing Datang Power Gen. Co.                                  266,000         117,682
China Eastern Airlines Corp., Ltd.                             290,000          36,073
China Petrolium & Chemical Corp.                             3,138,000         748,470
China Shipping Development Co.                                 240,000          86,174
China Telecom Corp., Ltd. (a)                                1,502,000         344,772
Guangshen Railway Co., Ltd.                                    266,000          47,414
Huaneng Power International, Inc. Class H                      280,000         319,563
Jiangsu Express                                                230,000          86,270
Jiangxi Copper Co., Ltd.                                       217,000          33,671
PetroChina, Ltd.                                             3,256,000         981,207
Qingling Motors Co.                                            236,000          36,316
Sinopec Shangai Petrochemical                                  432,000          84,205
Sinopec Yizheng Chemical Fibre                                 260,000          37,009
Tsingtao Brewery Co., Ltd.                                      66,000          47,819
Yanzhou Coal Minining Co., Ltd.                                190,000          88,322
Zhejiang Expressway Co., Ltd.                                  266,000         110,007
                                                                          ------------
                                                                             3,381,672
                                                                          ------------
DENMARK  0.2%
Danske Bank A/S                                                 24,951         486,630
                                                                          ------------

FINLAND  0.7%
Fortum Oyj                                                      10,997          88,292
Instrumentarium Oyj                                                900          34,266
Kone Oyj, Class B                                                1,898          79,686
Metso Oyj                                                       10,709          95,465
Nokia Oyj (b)                                                  105,375       1,738,117
Outokumpu Oyj                                                    4,516          39,738
Sampo Oyj, Class A                                               8,129          59,749
Sponda Oyj                                                       5,230          31,282
Stora Enso Oyj                                                  10,763         120,459
UPM-Kymmene Oyj                                                  7,926         115,876

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
FINLAND (CONTINUED)
Uponor Oyj                                                         186    $      4,322
Wartsila Oyj                                                     2,386          29,695
                                                                          ------------
                                                                             2,436,947
                                                                          ------------
FRANCE  2.1%
Accor, SA                                                        1,055          38,226
Air Liquide (b)                                                    893         132,608
Alcatel, SA                                                     25,311         228,545
Alstom                                                             922           3,182
Aventis, SA (b)                                                  9,112         502,149
Axa                                                             18,811         292,321
Bail-Investissement                                                180          29,400
BNP Paribas, SA                                                  5,323         270,933
Bouygues, SA                                                     5,249         145,145
Cap, Gemini SA                                                     708          25,181
Carrefour, SA (b)                                                1,752          86,010
Casino Guichard                                                    172          13,453
CNP Assurances                                                     666          28,191
Compagnie de Saint-Gobain                                        3,231         127,363
Credit Agricole, SA                                              1,475          28,079
Dassault Systemes, SA                                              806          26,515
Essilor International, SA                                          392          15,818
France Telecom, SA                                              14,996         368,442
Gecina, SA                                                       1,120         130,116
Groupe Danone                                                    2,635         365,225
Imerys, SA                                                          72          10,501
Klepierre                                                        2,724         134,731
Lafarge, SA                                                      1,174          68,870
Lagardere SCA                                                      473          20,593
L'Oreal, SA                                                      4,994         352,703
LVMH Moet-Hennessy Louis Vuitton                                 2,528         125,589
Pechiney, SA                                                       548          19,704
Pernod-Ricard                                                      446          39,861
Pinault-Printemps-Redoute, SA                                      680          51,310
Sagem, SA                                                          243          19,566
Sanofi-Synthelabo, SA (b)                                        8,727         511,950
Schneider Electric, SA                                           1,596          75,158
Silic                                                              280          13,527
Societe BIC, SA                                                  1,412          55,059
Societe Fonciere Lyonaise                                        4,290         150,505
Societe Generale                                                 2,264         143,750
Sodexho Alliance, SA                                             1,032          27,896

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JUNE 30, 2003

                                                                            MARKET
DESCRIPTION                                                    SHARES        VALUE
FRANCE (CONTINUED)
Sophia, SA                                                       3,625    $    129,676
Thales, SA                                                       1,189          35,354
Total, SA (b)                                                   10,640       1,610,608
Unibail                                                          5,020         372,440
Vinci, SA                                                          232          15,678
Vivendi Universal, SA                                            2,606          47,511
                                                                          ------------
                                                                             6,889,442
                                                                          ------------
GERMANY  0.1%
Deutsche Telekom, AG (a)                                        21,655         331,036
IVG Holding, AG                                                 17,429         148,153
                                                                          ------------
                                                                               479,189
                                                                          ------------
HONG KONG  1.2%
ASM Pacific Technology, Ltd.                                     4,500          13,099
Bank of East Asia                                               69,934         136,762
BOC Hong Kong Holdings, Ltd.                                   123,500         124,321
Cathay Pacific Airways, Ltd.                                    50,000          67,324
Cheung Kong Holdings, Ltd.                                      77,000         462,110
China Southern Airlines Co., Ltd.                              218,000          57,308
CLP Holdings, Ltd. (b)                                          88,400         384,291
Hang Lung Properties, Ltd.                                      58,000          52,064
Hang Seng Bank, Ltd. (b)                                        39,100         412,402
Henderson Land Development Co., Ltd.                            31,000          88,649
Hong Kong & China Gas Co., Ltd. (b)                            182,210         230,153
Hong Kong Electric Holdings, Ltd.                               68,500         267,916
Hong Kong Exchanges & Clearing, Ltd.                            45,000          65,208
Hutchison Whampoa, Ltd.                                        105,000         639,575
MTR Corp., Ltd.                                                 68,230          78,308
New World Development Co., Ltd.                                 39,531          15,081
Pacific Century CyberWorks Ltd. (a)                             93,400          57,790
Shandong International Power                                   258,000          73,614
Shangri-La Asia, Ltd.                                           52,000          33,341
Sino Land Co., Ltd.                                                749             233
Sun Hung Kai Properties, Ltd.                                   71,000         357,816
Swire Pacific Ltd., Class A                                     47,000         204,920
Techtronic Industries Co.                                       14,000          23,429
Television Broadcasts, Ltd.                                     19,000          67,856
Travelsky Technology, Ltd.                                      57,000          38,374
Wharf Holdings, Ltd.                                            62,000         119,657
                                                                          ------------
                                                                             4,071,601
                                                                          ------------

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JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
ITALY  2.1%
Aedes S.p.A                                                     21,860    $     83,228
Alleanza Assicurazioni S.p.A                                    12,088         115,127
Assicurazioni Generali S.p.A                                    23,628         548,454
Autogrill S.p.A                                                  9,498         103,788
Banca Intesa S.p.A                                              13,851          31,864
Banca Monte dei Paschi Siena                                    14,644          40,005
Banca Nazionale Del Lavoro                                      20,355          34,183
Banca Popolare di Milano SCRL                                    5,437          23,827
Banco Intesa S.p.A                                              89,705         287,365
Banco Popolare di Verona e Nov                                   6,825          93,420
Bca Fideuram S.p.A                                               7,930          43,327
Benetton Group S.p.A                                             7,571          78,638
Beni Stabili S.p.A                                             217,660         111,412
Enel S.p.A (b)                                                  48,856         305,148
ENI S.p.A. (b)                                                 119,769       1,814,356
Italcementi S.p.A                                                1,891          21,577
Mediaset S.p.A                                                  13,039         110,536
Mediobanca S.p.A                                                12,426         124,206
Mediolanum S.p.A                                                 5,961          33,323
Pirelli S.p.A                                                   80,561          81,731
Riunione Adratica di Sicurta S.p.A                               7,608         115,602
Sanpaolo-IMI S.p.A                                              23,591         219,527
Snia S.p.A                                                      11,754          23,052
Telecom Italia S.p.A (b)                                        87,973         797,385
Telecom Italia S.p.A.                                            6,455          35,417
TIM S.p.A (a) (b)                                              245,502       1,211,448
UniCredito Italiano S.p.A                                       86,998         415,288
                                                                          ------------
                                                                             6,903,234
                                                                          ------------
JAPAN  10.8%
Acom Co., Ltd. (b)                                               3,200         115,873
Advantest Corp.                                                  2,300         102,090
Aeon Co., Ltd.                                                   2,800          64,244
Aiful Corp.                                                        550          23,495
Ajinomoto Co., Inc. (b)                                         19,800         189,980
Alps Electric Co., Ltd.                                          5,000          64,161
Amada Co., Ltd.                                                  8,000          25,764
Asahi Breweries, Ltd. (b)                                       11,000          66,539
Asahi Glass Co., Ltd. (b)                                       35,600         221,284
Asahi Kasei Corp. (b)                                           40,400         115,616
Asatsu-DK, Inc.                                                  1,300          23,320
BELLSYSTEM 24, Inc.                                                 60           9,637
Benesse Corp.                                                    1,200          20,725
Bridgestone Corp.                                               31,000         421,593

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Canon, Inc. (b)                                                 23,800    $  1,094,139
Casio Computer Co., Ltd.                                        11,000          70,393
Central Japan Railway Co.                                           61         437,696
Chubu Electric Power Co., Inc.                                   7,700         140,695
Chugai Pharmaceutical Co., Ltd.                                 14,000         159,326
Citizen Watch Co., Ltd.                                          8,000          43,052
Credit Saison Co., Ltd.                                          3,500          57,499
CSK Corp.                                                        1,900          51,838
Dai Nippon Printing Co., Ltd.                                   12,800         135,631
Daicel Chemical Industries Ltd.                                  5,000          15,894
Daiichi Pharmaceutical Co., Ltd.                                13,200         172,248
Daikin Industries, Ltd.                                          5,800         106,704
Dainippon Ink & Chemicals                                       18,000          36,494
Daito Trust Construction Co.                                     3,600          75,842
Daiwa House Industry Co., Ltd.                                  16,800         115,780
Daiwa Securities Co., Ltd. (b)                                 133,000         765,675
Denki Kagaku Kogyo KK                                           19,000          52,789
Denso Corp. (b)                                                 25,700         408,052
East Japan Railway Co. (b)                                         142         632,664
Ebara Corp.                                                      8,800          30,984
Eisai Co., Ltd.                                                 12,500         257,603
Fanuc, Ltd.                                                      5,800         287,931
Fast Retailing Co., Ltd.                                           300           9,286
Fuji Photo Film Co., Ltd. (b)                                   15,000         434,275
Fuji Television Network, Inc.                                        9          31,838
Fujikura, Ltd.                                                   6,000          19,824
Fujisawa Pharmaceutical Co., Ltd.                               10,000         187,727
Fujitsu, Ltd. (b)                                               46,600         191,291
Furukawa Electric Co., Ltd.                                     15,800          51,676
Hankyu Department Stores                                         2,000          11,664
Hirose Electric Co., Ltd.                                          800          66,280
Hitachi, Ltd. (b)                                               83,000         352,484
Honda Motor Co., Ltd. (b)                                       40,052       1,520,476
Hoya Corp.                                                       3,000         207,000
Isetan Co., Ltd.                                                 4,000          26,999
Ishihara Sangyo Kaisha, Ltd.                                     6,000          10,162
Ishikawajima-Harima Heavy Industries Co., Ltd.                  31,000          34,917
Itochu Corp.                                                    39,000          98,269
Ito-Yokado Co., Ltd. (b)                                         4,000          95,949
Japan Air Lines                                                 32,000          69,951
Japan Tobacco, Inc.                                                 19         102,883
JFE Holdings, Inc.                                              15,300         229,778
JGC Corp.                                                        6,000          40,449
JSR Corp.                                                        7,000          85,211

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JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Kajima Corp.                                                    35,600    $     84,652
Kaken Pharmaceutical Co., Ltd.                                   2,000          10,746
Kaneka Corp.                                                     7,000          43,219
Kansai Electric Power Co., Inc. (b)                             27,600         436,147
KAO Corp. (b)                                                   16,800         313,279
Kawasaki Heavy Industries, Ltd.                                 24,000          24,630
Kawasaki Kisen Kaisha, Ltd.                                      3,000           7,259
Keihin Electric Express Railway Co., Ltd.                       15,000          73,464
Keio Electric Railway Co., Ltd.                                  7,000          32,005
Keyence Corp.                                                      800         146,844
Kikkoman                                                         4,000          26,465
Kinki Nippon Railway Co., Ltd.                                  50,600         131,719
Kirin Brewery Co., Ltd. (b)                                     25,600         180,271
Kokuyo Co., Ltd.                                                 1,000           9,545
Komatsu, Ltd.                                                   32,600         125,118
Konami Co., Ltd.                                                 3,000          53,815
Konica Corp.                                                     7,000          79,838
Koyo Seiko Co., Ltd.                                             2,000          14,334
Kubota Corp.                                                    41,400         112,606
Kuraray Co., Ltd.                                               12,000          78,895
Kurita Water Industries, Ltd.                                    2,000          22,177
Kyocera Corp. (b)                                                4,800         275,132
Kyowa Hakko Kogyo Co., Ltd.                                     18,800         101,643
Kyushu Electric Power                                            5,000          77,969
Lawson, Inc.                                                       200           5,507
Mabuchi Motor Co., Ltd.                                            800          61,274
Marubeni Corp.                                                  40,200          52,323
Marui Co., Ltd.                                                 11,800         105,049
Matsushita Electric Industrial Co., Ltd. (b)                    66,400         658,709
Matsushita Electric Works                                        5,000          29,661
Meiji Seika Kaisha, Ltd.                                         6,000          19,674
Meitec Corp.                                                       900          27,408
Minebea Co., Ltd.                                               12,000          47,658
Mitsubishi Chemical Corp.                                       56,000         114,472
Mitsubishi Corp.                                                37,000         257,152
Mitsubishi Electric Corp. (a)                                   62,400         203,045
Mitsubishi Estate Co., Ltd.                                     33,000         223,845
Mitsubishi Heavy Industries, Ltd. (b)                          103,000         267,265
Mitsubishi Logistcs Corp.                                        2,000          12,115
Mitsubishi Rayon Co., Ltd.                                      14,000          37,379
Mitsui & Co., Ltd.                                               5,000          15,227
Mitsui & Co., Ltd.                                              44,200         222,005
Mitsui Chemicals, Inc.                                          20,000          92,612
Mitsui Fudosan Co., Ltd.                                        22,000         140,787

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JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Mitsui Mining & Smelting Co., Ltd.                              14,000    $     41,467
Mitsui Sumitomo Insurance Co., Ltd.                              7,000          32,531
Mitsui Trust Holdings, Inc.                                     33,519          73,831
Murata Manufacturing Co., Inc.                                   6,600         259,914
Namco, Ltd.                                                        200           3,197
NEC Corp.                                                       40,600         203,246
NGK Insulators, Ltd.                                            11,800          65,569
NGK Spark Plug Co., Ltd.                                         5,000          35,126
Nidec Corp.                                                        900          59,547
Nikko Cordial Corp.                                             50,000         201,076
Nikon Corp.                                                      8,000          66,013
Nintendo Co., Ltd.                                               3,400         247,649
Nippon Express Co., Ltd.                                        28,000         108,865
Nippon Meat Packers, Inc.                                        5,800          54,876
Nippon Mining Holdings, Inc.                                    10,500          22,778
Nippon Oil Corp.                                                47,600         206,913
Nippon Sheet Glass Co., Ltd.                                    11,000          33,040
Nippon Steel Corp.                                             204,000         280,839
Nippon Telegraph & Telephone Corp.--ADR                            225         884,193
Nippon Unipac Holding                                               29         113,479
Nippon Yusen Kabushiki Kaisha                                   36,400         142,132
Nissan Motor Co., Ltd.                                         115,400       1,105,329
Nisshin Seifun Group Inc.                                        5,000          35,585
Nisshinbo Industries                                             5,000          22,944
Nissin Food Products Co., Ltd.                                   2,100          43,891
Nitto Denko Corp.                                                5,200         170,506
Nomura Holdings, Inc. (a)                                       75,000         953,652
NSK, Ltd.                                                       23,000          73,305
NTN Corp.                                                       14,000          51,863
NTT Data Corp.                                                      44         135,831
NTT Docomo, Inc.                                                   299         648,617
Obayashi Corp.                                                  20,000          61,408
OJI Paper Co., Ltd.                                             33,600         147,178
Oki Electric Industry Co., Ltd. (a)                             15,000          43,052
Olympus Optical Co., Ltd.                                        6,000         124,400
Omron Corp.                                                      7,000         118,268
Onward Kashiyama Co., Ltd.                                       6,000          48,559
Oracle Corp. Japan                                               1,900          68,483
Oriental Land Co., Ltd.                                          2,200          96,550
ORIX Corp.                                                       2,300         127,421
Osaka Gas Co.                                                   71,200         176,433
Pioneer Electronic Corp.                                         4,850         109,257
Promise Co., Ltd.                                                3,300         123,624
Ricoh Co., Ltd.                                                 17,000         278,286

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JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
Rohm Co., Ltd.                                                   2,900    $    316,724
Sanden Corp.                                                     1,000           4,764
Sankyo Co., Ltd.                                                21,500         257,236
Sanyo Electric Co., Ltd.                                        53,400         183,116
Secom Co., Ltd.                                                  3,800         111,602
Sekisui Chemical Co., Ltd.                                      12,000          40,649
Sekisui House, Ltd.                                             21,800         165,517
Seven-Eleven Japan Co., Ltd.                                     2,000          49,894
Sharp Corp.                                                     32,600         419,145
Shimamura Co., Ltd.                                                600          33,190
Shimano, Inc.                                                    3,200          50,408
Shimizu Corp.                                                   26,800          74,460
Shin-Etsu Chemical Co., Ltd.                                    11,198         383,061
Shionogi & Co., Ltd.                                            16,000         217,196
Shiseido Co., Ltd.                                              13,000         126,578
Showa Denko K.K. (a)                                             5,000           8,719
Showa Shell Sekiyu K.K.                                          6,000          43,152
Skylark Co., Ltd.                                                2,400          28,534
SMC Corp.                                                        1,900         160,269
Softbank Corp.                                                  10,100         191,711
Sompo Japan Insurance, Inc.                                      5,000          27,325
Sony Corp. (b)                                                  25,497         719,034
Stanley Electric Co., Ltd.                                       4,000          57,102
Sumitomo Chemical Co., Ltd.                                     42,200         132,739
Sumitomo Corp.                                                  25,400         117,405
Sumitomo Electric Industries, Ltd.                              18,800         137,563
Sumitomo Metal Industries, Ltd.                                 19,000          13,158
Sumitomo Metal Mining Co.                                       15,000          57,570
Sumitomo Osaka Cement Co., Ltd.                                  1,000           1,969
Sumitomo Realty & Development                                    2,000           8,911
Sumitomo Trust & Banking Co., Ltd.                              11,000          38,088
Taiheiyo Cement Corp. (a)                                        5,000           8,594
Taisei Corp.                                                     6,000          11,814
Taisho Pharmaceutical Co.                                       14,000         202,545
Taiyo Yuden Co., Ltd.                                            2,000          19,524
Takara Holdings, Inc.                                            4,000          21,626
Takashimaya Co., Ltd.                                            6,000          29,886
Takeda Chemical Industries, Ltd. (b)                            45,000       1,663,260
Takefuji Corp.                                                   3,474         180,577
Takuma Co., Ltd.                                                 2,000           9,745
TDK Corp.                                                        3,100         153,377
Teijin, Ltd.                                                    27,600          69,083
Teikoku Oil Co., Ltd.                                            6,000          19,624
Terumo Corp.                                                     6,100         101,535

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YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
JAPAN (CONTINUED)
THK Co., Ltd.                                                      600    $      8,090
TIS, Inc.                                                        1,052          20,188
Tobu Railway Co., Ltd.                                          27,800          79,094
Toho Co., Ltd.                                                   3,500          30,779
Tohoku Electric Power Co., Ltd.                                 14,900         220,787
Tokyo Broadcasting System, Inc.                                  2,000          24,413
Tokyo Electric Power Co. (b)                                    38,800         742,948
Tokyo Electron, Ltd.                                             4,300         204,138
Tokyo Gas Co., Ltd.                                             80,200         230,854
Tokyu Corp.                                                     34,800         112,366
TonenGeneral Sekiyu K.K.                                         4,000          28,167
Toppan Printing Co., Ltd.                                       11,800          84,669
Toray Industries, Inc.                                          40,500          94,276
Toshiba Corp.                                                   78,000         268,775
Tosoh Corp.                                                     22,000          49,193
Tostem Inax Holding Corp.                                        7,000         101,039
Toto, Ltd.                                                      13,800          82,094
Toyo Seikan Kaisha, Ltd.                                         7,000          65,588
Toyobo, Ltd.                                                     2,000           3,488
Toyoda Gosei Co., Ltd.                                             600          11,839
Toyota Industries Corp.                                          3,950          64,397
Toyota Motor Corp. (b)                                          98,900       2,566,259
Trend Micro, Inc. (a)                                            2,000          31,121
Uni-Charm Corp. (First Section)                                  1,500          64,953
UNY Co., Ltd.                                                    1,000           8,627
Ushio, Inc.                                                      1,000          11,597
Wacoal Corp.                                                     2,000          15,602
West Japan Railway Co.                                              14          53,148
World Co., Ltd.                                                  1,100          20,879
Yakult Honsha Co., Ltd.                                          4,000          53,732
Yamada Denki Co., Ltd.                                             300           6,633
Yamaha Corp.                                                     5,000          68,666
Yamaha Corp.                                                     2,000          16,904
Yamanouchi Pharmaceutical Co., Ltd.                             18,400         480,514
Yamato Transport Co., Ltd.                                      11,000         121,972
Yamazaki Baking Co., Ltd.                                        4,000          25,531
Yokogawa Electric Corp.                                          2,000          15,469
                                                                          ------------
                                                                            36,204,069
                                                                          ------------
LUXEMBOURG  0.0%
Arcelor                                                          5,526          64,453
                                                                          ------------

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
NETHERLANDS  2.1%
ABN Amro Holdings, NV                                           28,401    $    543,927
Aegon, NV                                                       19,767         198,267
Akzo Nobel, NV                                                   1,987          52,750
ASML Holding, NV (a)                                             2,143          20,385
Corio, NV                                                        5,023         161,891
Eurocommercial Properties, NV                                    3,540          87,749
European Aeronautic Defense                                        978          12,014
Hagemeyer, NV                                                    2,707          10,431
Heineken, NV (b)                                                15,300         543,804
ING Groep, NV                                                   22,098         384,578
Koninklijke Royal Philips Electronics, NV (b)                   29,320         558,492
Reed Elsevier, NV                                                3,630          42,881
Rodamco Europe, NV                                               3,910         204,950
Royal Dutch Petroleum Co. (b)                                   50,814       2,362,501
Royal KPN, NV (a)                                               46,530         330,225
Stmicroelectronics, NV                                           4,603          96,679
TPG, NV                                                         11,442         198,997
Unilever, NV (b)                                                22,421       1,204,898
Vedior, NV CVA                                                   1,260          11,435
Wereldhave, NV                                                   1,270          79,980
Wolters Kluwer, NV CVA                                           1,562          18,865
                                                                          ------------
                                                                             7,125,699
                                                                          ------------
NEW ZEALAND  0.0%
Carter Holt Harvey, Ltd.                                        20,786          21,831
                                                                          ------------
NORWAY  0.1%
DnB Holding, ASA                                                 6,032          29,768
Gjensidige NOR Sparebank                                           488          17,082
Norsk Hydro, ASA                                                 7,121         350,440
Norske Skogsindustrier AS, Class A                               1,000          14,972
Statoil, ASA                                                     2,600          22,166
Tandberg, ASA (a)                                                2,800          14,517
Tomra Systems, ASA                                               1,399           6,012
                                                                          ------------
                                                                               454,957
                                                                          ------------

RUSSIA  1.2%
AO Mosenergo--ADR                                               29,200         215,496
AO VimpelCom--ADR                                                1,900          88,236
LUKOIL--ADR                                                      9,300         734,700
MMC Norilsk Nickel--ADR (a)                                     12,800         437,760
OAO Gazprom--ADR                                                 5,700         106,761

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
RUSSIA (CONTINUED)
Rostelecom--ADR                                                  8,900    $     92,471
Surgutneftegaz--ADR                                             24,800         518,320
Unified Energy System--ADR                                      47,700       1,204,425
YUKOS--ADR (a)                                                  10,875         609,000
                                                                          ------------
                                                                             4,007,169
                                                                          ------------
SINGAPORE  1.0%
CapitaLand, Ltd.                                               106,000          74,650
City Developments, Ltd.                                         52,000         131,126
Cycle & Carriage, Ltd.                                          10,629          29,821
DBS Group Holdings, Ltd.                                        86,000         503,081
Fraser & Neave, Ltd.                                            18,000          87,917
Haw Par Corp., Ltd.                                              3,437           8,472
Keppel Corp.                                                    50,000         139,145
Oversea-Chinese Banking Corp., Ltd.                             83,000         471,390
Overseas Union Enterprise Ltd.                                   8,000          31,805
Sembcorp Industries Ltd.                                        96,235          69,959
Singapore Airlines, Ltd.                                        65,000         383,927
Singapore Press Holdings, Ltd.                                  27,000         280,619
Singapore Technology Engineering, Ltd.                         162,000         160,091
Singapore Telecommunications, Ltd.                             456,490         391,481
United Overseas Bank, Ltd.                                      84,080         592,129
United Overseas Land, Ltd.                                      47,000          56,056
                                                                          ------------
                                                                             3,411,669
                                                                          ------------
SPAIN  2.7%
Acciona, SA                                                        189           9,022
Acerinox, SA                                                       804          30,777
ACS Actividades Cons y Serv                                      3,109         132,853
Aguas de Barcelona, SA                                           5,655          77,406
Altadis, SA                                                     10,426         267,673
Amadeus Global Travel Distribution, SA, Class A                 19,718         113,176
Autopistas Concesionaria Espanola, SA                           13,942         195,168
Banco Bilbao Vizcaya, SA (a) (b)                                90,877         956,461
Banco Popular Espanol                                            2,860         144,748
Banco Santander Central Hispano, SA (a)                        131,766       1,156,432
Endesa, SA                                                      37,864         635,004
Fomento de Construcciones y Contratas, SA                        6,118         171,216
Gas Natural SDG, SA                                             37,603         756,925
Grupo Dragados, SA                                               8,538         172,159
Grupo Ferrovial, SA                                                406          11,045
Iberdrola, SA                                                   36,285         629,391
Inmobiliaria Colonial, SA                                        7,350         133,579
Inmobiliaria Urbis, SA                                           7,530          58,118
Metrovacesa, SA                                                  8,330         237,623

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
SPAIN (CONTINUED)
Repsol YPF, SA (b)                                              39,710    $    644,951
Telefonica, SA                                                 164,179       1,909,243
Union Fenosa, SA                                                32,672         554,319
Vallehermoso, SA                                                 7,735          85,947
                                                                          ------------
                                                                             9,083,236
                                                                          ------------
SWEDEN  1.4%
Assa Abloy AB                                                    1,964          19,038
Atlas Copco AB, Class A (b)                                      6,334         160,426
Atlas Copco AB, Class B (b)                                      3,513          82,605
Castellum AB                                                     3,890          66,900
Electrolux AB, Class B (b)                                      15,900         314,214
Ericsson Telefon LM, Ser B (a)                                 320,296         344,525
Hennes & Mauritz AB, Class B (b)                                42,400         975,785
Holmen AB-B Shares                                                 800          21,863
JM AB, Class B                                                   6,080          63,878
Nordea AB                                                       85,213         411,400
Sandvik AB                                                      13,190         345,621
Securitas AB, Class B                                           11,500         117,946
Skandia Forsakrings AB                                          21,800          58,077
Skandinaviska Enskilda Banken AB, Class A (b)                    9,810          99,999
Skanska AB, Class B                                             24,069         137,577
SKF AB, Class B                                                  4,210         121,637
Ssab Svenskt Stal AB                                             2,200          29,443
Svenska Cellulosa AB, Class B                                    3,090         105,703
Svenska Handelsbanken, Class A                                  26,154         428,529
Tele2 AB (a)                                                     1,310          48,745
Teliasonera                                                     88,012         365,469
Volvo AB, Class A                                                2,614          54,927
Volvo AB, Class B (b)                                            9,578         210,843
Wm-Data AB, Class B                                             13,500          20,600
                                                                          ------------
                                                                             4,605,750
                                                                          ------------
SWITZERLAND  3.5%
ABB, Ltd. (a)                                                    7,510          24,726
Adecco, SA                                                       3,151         130,087
Centerpulse                                                         60          16,181
CIBA Specialty Chemicals AG (a)                                  1,000          60,669
Clariant AG (a)                                                  1,808          16,587
Credit Suisse Group                                             33,992         896,578
Givaudan (a)                                                       146          61,571
Holcim Ltd., Class B                                             1,700          62,951
Lonza Group AG                                                     494          22,661
Nestle, SA (b)                                                   9,721       2,010,225
Novartis, AG (b)                                                66,701       2,645,142

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
SWITZERLAND (CONTINUED)
PSP Swiss Property AG                                              500    $     59,929
Roche Holding AG Bearer                                          3,866         476,242
Roche Holding AG-Genuss (b)                                     16,294       1,280,880
Serono, SA                                                         178         104,830
SGS Societe Generale Surveillance Holdings, SA                     400         156,555
Sulzer, AG                                                          14           1,960
Swatch Group AG, Class B (a)                                       646          58,669
Swatch Group, AG (a)                                               654          11,927
Swiss Re (a)                                                     7,770         431,443
Swisscom, AG                                                     1,114         317,320
Syngenta, AG--ADR                                                1,457          73,195
UBS, AG (b)                                                     39,999       2,229,894
Valora Holding, AG                                                  57          11,682
Zurich Financial Services, AG (a)                                3,482         416,057
                                                                          ------------
                                                                            11,577,961
                                                                          ------------
UNITED KINGDOM  9.5%
Amec Plc                                                         1,620           6,962
Amersham Plc                                                    16,421         123,430
ARM Holdings Plc (a)                                             8,099           8,969
AstraZeneca Group Plc (b)                                       32,701       1,313,452
Aviva Plc                                                       27,226         189,345
BAA Plc (b)                                                     27,321         221,504
BAE Systems Plc (b)                                            144,918         341,337
Balfour Beatty Plc                                               1,782           5,685
Barclays Plc (b)                                               126,391         940,103
BG Group Plc (b)                                                93,029         412,866
Billiton  Plc                                                   22,652         119,438
BOC Group Plc (b)                                                5,053          64,938
Boots Co. Plc                                                   11,193         119,978
BP Plc (b)                                                     643,013       4,466,571
BPB Industries Plc                                               5,062          25,687
Brambles Industries Plc                                         19,592          53,109
Brambles Industries Plc                                         23,662          72,607
British Airways Plc (a) (b)                                     37,375          93,592
British American Tobacco Plc (b)                                32,224         366,184
British Sky Broadcasting Plc (a) (b)                             3,909          43,387
BT Group Plc (b)                                               215,325         725,168
Bunzl Plc                                                        1,977          13,880
Cadbury Schweppes Plc                                           35,662         211,026
Capita Group Plc                                                19,001          70,979
Carlton Communications Plc                                      16,158          40,462
Carnival Plc                                                     4,461         135,748
Centrica Plc                                                    31,745          92,218

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Chubb Plc                                                       32,898    $     41,055
Compass Group Plc                                               40,739         220,025
De La Rue Plc                                                   10,271          40,150
Diageo Plc (b)                                                  70,224         750,994
Dixons Group Plc                                                42,924          93,653
Electrocomponents Plc                                            2,001          10,733
EMI Group Plc (b)                                               17,786          35,866
GKN Plc                                                         15,427          56,736
GlaxoSmithKline Plc (b)                                        133,485       2,698,396
Granada Compass Plc                                             39,168          58,914
Great Universal Stores Plc                                      27,573         309,457
Hanson Plc                                                       7,274          40,608
Hays Plc                                                        45,805          72,683
HBOS Plc (b)                                                    85,737       1,111,752
Hilton Group Plc                                                53,221         161,863
HSBC Holdings Plc (b)                                          193,699       2,292,383
IMI Plc                                                          1,748           8,668
Imperial Chemical Industries Plc                                11,520          23,373
Imperial Tobacco Group Plc                                      14,384         257,487
Intercontinental Hotels Group (a)                               23,797         169,137
Johnson Matthey Plc                                                694          10,129
Kelda Group Plc                                                 10,286          72,682
Kesko Oyj                                                        5,585          65,655
Kidde Plc                                                        3,407           4,787
Kingfisher Plc                                                  29,952         137,260
Legal & General Group Plc                                       78,437         108,905
Lloyds TSB Group Plc (b)                                       106,494         757,343
Logica Plc                                                       8,380          19,842
Marks & Spencer Group Plc                                       57,377         299,453
Misys Plc                                                       15,292          64,960
Mitchells & Butlers Plc (a)                                     23,797          91,943
National Grid Group Plc (b)                                     48,449         329,135
Pearson Plc                                                     12,874         120,442
Peninsular & Oriental Steam Navigation Co.                      14,848          57,674
Pilkington Plc                                                   4,106           4,496
Prudential Corp. Plc                                            24,090         146,133
Reckitt Benckiser Plc                                           37,110         682,091
Reed Elsevier International Plc                                 23,411         195,125
Rentokil Initial Plc                                            52,964         165,677
Reuters Group Plc                                               32,181          93,485
Rexam Plc                                                        4,609          29,025
Rio Tinto Corp. Plc                                             10,305         194,178
RMC Group Plc                                                    2,867          21,882
Rolls-Royce Plc                                                 68,523         145,258

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED KINGDOM (CONTINUED)
Royal & Sun Alliance Insurance Group Plc                        12,619    $     28,940
Royal Bank of Scotland Group Plc (a) (b)                        52,394       1,472,235
Sainsbury (J) Plc                                               20,405          85,668
Scottish & Newcastle Plc                                         5,134          31,101
Scottish & Southern Energy Plc (b)                              86,889         896,182
Scottish Power Plc (b)                                          75,972         457,090
Serco Group Plc                                                 12,747          33,758
Severn Trent Plc                                                 9,099         102,872
Shell Transport & Trading Co. Plc (b)                          140,879         931,436
Smith & Nephew Plc                                               5,807          33,426
Smiths Group Plc                                                 2,536          29,468
Tate & Lyle Plc                                                    952           5,389
Tesco Plc (b)                                                   77,722         281,663
The Sage Group Plc                                              28,098          75,238
TietoEnator Oyj                                                  7,177         121,023
Unilever Plc (b)                                                59,429         473,961
Vodafone Air Touch Plc (b)                                   1,961,125       3,841,231
Wolseley Plc                                                     2,406          26,655
WPP Group Plc (b)                                               19,747         155,039
                                                                          ------------
                                                                            31,632,493
                                                                          ------------
UNITED STATES  44.1%
3Com Corp. (a)                                                   1,300           6,084
3M Co. (b)                                                       6,800         877,064
99 Cents Only Stores (a)                                           200           6,864
A.G. Edwards, Inc.                                                 500          17,100
Abbott Laboratories (b)                                         36,400       1,592,864
Abercrombie & Fitch Co., Class A (a)                               300           8,523
Activision, Inc. (a)                                               300           3,876
Acxiom Corp. (a)                                                   300           4,527
Adobe Systems, Inc.                                             12,200         391,254
Advanced Fibre Communications, Inc. (a)                            600           9,762
AdvancePCS (a)                                                     200           7,646
Aetna, Inc.                                                      6,600         397,320
Affiliated Computer Services, Inc., Class A (a)                    400          18,292
AFLAC, Inc.                                                      8,000         246,000
AGCO Corp. (a)                                                     200           3,416
Agilent Technologies, Inc. (a)                                   5,804         113,468
AGL Resources, Inc.                                                200           5,088
Air Products & Chemicals, Inc.                                   3,600         149,760
Albertson's, Inc.                                                3,400          65,280
Alcoa, Inc.                                                     26,800         683,400
ALLETE                                                             200           5,310
Alliant Energy Corp.                                               300           5,709

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Allstate Corp.                                                  10,900    $    388,585
Altria Group, Inc.                                              30,617       1,391,236
Amazon.com, Inc. (a)                                             4,900         178,801
Ameren Corp.                                                     9,700         427,770
American Express Co.                                            20,700         865,467
American Financial Group, Inc.                                     200           4,560
American International Group, Inc. (b)                          29,705       1,639,122
Amgen, Inc. (a)                                                 22,700       1,508,188
Anadarko Petroleum Corp.                                         6,400         284,608
Anheuser-Busch Cos., Inc., Class A (b)                          15,500         791,275
Anthem, Inc. (a)                                                 6,100         470,615
AOL Time Warner, Inc. (a) (b)                                   53,100         854,379
AON Corp.                                                        3,900          93,912
Apache Corp.                                                     4,185         272,276
Apogent Technologies, Inc. (a)                                     400           8,000
Apple Computer, Inc. (a)                                         4,200          80,304
Applera Corp.-Applied Biosystems Group                          15,400         293,062
Applied Materials, Inc. (a)                                     20,900         331,474
Apria Healthcare Group, Inc.                                       100           2,488
Arrow Electronics, Inc. (a)                                        800          12,192
Arthur J. Gallagher & Co.                                          200           5,440
ArvinMeritor, Inc.                                                 200           4,036
Associated Banc-Corp.                                               34           1,254
Astoria Financial Corp.                                            200           5,586
AT&T Corp.                                                       8,520         164,010
AT&T Wireless Services, Inc. (a)                                24,844         203,969
Automatic Data Processing, Inc. (b)                             29,100         985,326
Avnet, Inc. (a)                                                    600           7,608
Avon Products, Inc.                                             18,100       1,125,820
Baker Hughes, Inc.                                               9,600         322,272
Bank of America Corp. (b)                                       17,900       1,414,637
Bank of Hawaii Corp.                                               600          19,890
Bank of New York Co., Inc.                                      10,000         287,500
Bank One Corp.                                                  14,600         542,828
Banknorth Group, Inc.                                              500          12,760
Barnes & Noble, Inc. (a)                                           200           4,610
Barr Laboratories, Inc. (a)                                        200          13,100
Baxter International, Inc. (b)                                  29,800         774,800
BEA Systems, Inc. (a)                                           13,100         142,266
Beckman Coulter, Inc.                                              200           8,128
Becton, Dickinson & Co.                                          3,800         147,630
Bed Bath & Beyond, Inc. (a)                                      5,500         213,455
BellSouth Corp.                                                 22,900         609,827
Belo Corp., Class A                                                400           8,944

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24
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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Biogen, Inc. (a)                                                 3,200    $    121,600
Biomet, Inc.                                                     4,900         140,434
BISYS Group, Inc. (a)                                              300           5,511
BJ Services Co. (a)                                              2,200          82,192
BJ's Wholesale Club, Inc. (a)                                      200           3,012
Black Hills Corp.                                                  200           6,140
Blyth Industries, Inc.                                             100           2,720
Borders Group, Inc. (a)                                            300           5,283
Boston Scientific Corp. (a)                                      3,000         183,300
Bowater, Inc.                                                      200           7,490
Brinker International, Inc. (a)                                    150           5,403
Brinks Co.                                                         200           2,914
Bristol-Myers Squibb Co. (b)                                    41,700       1,132,155
Burlington Northern Santa Fe Corp.                              26,400         750,816
Burlington Resources, Inc.                                       7,100         383,897
Cabot Corp.                                                        200           5,740
Cabot Microelectronics Corp. (a)                                   129           6,511
Cadence Design Systems, Inc. (a)                                12,800         154,368
Campbell Soup Co.                                                8,100         198,450
Cardinal Health, Inc.                                            7,800         501,540
Caremark Rx, Inc. (a)                                            6,600         169,488
Carmax, Inc. (a)                                                 1,900          57,285
Catalina Marketing Corp. (a)                                       200           3,530
Caterpillar, Inc.                                               10,700         595,562
CBRL Group, Inc.                                                   200           7,772
CDW Computer Center, Inc. (a)                                      200           9,160
Cendant Corp. (a)                                               26,500         485,480
Ceridian Corp. (a)                                                 500           8,485
Certegy, Inc. (a)                                                  300           8,325
CH Robinson Worldwide, Inc.                                        300          10,668
Charles River Laboratories International, Inc. (a)                 100           3,218
Cheesecake Factory, Inc. (a)                                       200           7,178
ChevronTexaco Corp. (b)                                         29,900       2,158,780
Chiron Corp. (a)                                                 1,800          78,696
Choicepoint, Inc. (a)                                              233           8,043
Church & Dwight Co., Inc.                                          100           3,273
Cigna Corp. (b)                                                  6,100         286,334
Cinergy Corp.                                                   10,500         386,295
Cisco Systems, Inc. (a) (b)                                     97,200       1,622,268
Citigroup, Inc. (b)                                             96,566       4,133,025
Citrix Systems, Inc. (a)                                         7,100         144,556
Clayton Homes, Inc.                                                500           6,275
Clorox Co.                                                      11,600         494,740
Coach, Inc. (a)                                                  3,300         164,142

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                                                                              25

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
                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Coca-Cola Co. (b)                                               47,900    $  2,223,039
Colonial Bancgroup, Inc.                                           200           2,774
Comcast Corp. (a)                                               13,863         418,385
Commerce Bancorp, Inc.                                             200           7,420
Compass Bancshares, Inc.                                           300          10,479
Computer Associates International, Inc.                         12,700         282,956
ConAgra Foods, Inc.                                             17,700         417,720
Concord EFS, Inc. (a)                                           24,300         357,696
Consolidated Edison, Inc.                                       14,100         610,248
Constellation Brands, Inc., Class A (a)                            200           6,280
Constellation Energy Group, Inc.                                 2,300          78,890
Cooper Cameron Corp. (a)                                           200          10,076
Corning, Inc. (a)                                               13,650         100,874
Costco Wholesale Corp. (a)                                       8,400         307,440
CVS Corp.                                                        4,900         137,347
Cytec Industries, Inc. (a)                                         300          10,140
Cytyc Corp. (a)                                                    300           3,156
D.R. Horton, Inc.                                                  400          11,240
Danaher Corp.                                                    2,000         136,100
Dean Foods Co. (a)                                                 945          29,768
Deere & Co.                                                      7,800         356,460
Dell Computer Corp. (a) (b)                                     29,900         955,604
Dentsply International, Inc.                                       100           4,090
Devon Energy Corp.                                               6,773         361,678
DeVry, Inc. (a)                                                    200           4,658
Dial Corp.                                                         300           5,835
Diebold, Inc.                                                      300          12,975
Dollar Tree Stores, Inc. (a)                                       350          11,106
Dominion Resources, Inc. (b)                                    18,200       1,169,714
Donaldson Co., Inc.                                                200           8,890
Dover Corp.                                                      4,800         143,808
Dow Chemical Co. (b)                                            42,266       1,308,555
DPL, Inc.                                                          322           5,133
Dreyer's Grand Ice Cream, Inc.                                     100           7,862
DST Systems, Inc. (a)                                              400          15,200
Du Pont (E.I.) de Nemours Co. (b)                               34,750       1,446,990
Dun & Bradstreet Corp. (a)                                         200           8,220
E*trade Group, Inc. (a)                                          1,100           9,350
Eastman Kodak Co.                                                7,200         196,920
Eaton Corp.                                                      1,800         141,498
Eaton Vance Corp.                                                  200           6,320
eBay, Inc. (a)                                                   3,400         354,212
Edwards Lifesciences Corp. (a)                                     200           6,428
Electronic Arts, Inc. (a)                                        2,300         170,177

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Eli Lilly & Co. (b)                                             24,100    $  1,662,177
EMC Corp. (a)                                                   30,800         322,476
Emerson Electric Co.                                            13,300         679,630
Emmis Communications Corp. (a)                                     300           6,885
Energizer Holdings, Inc. (a)                                       200           6,280
Energy East Corp.                                                  500          10,380
Ensco International, Inc.                                          400          10,760
Entercom Communications Corp. (a)                                  200           9,802
Equitable Resources, Inc.                                          100           4,074
Equity Office Properties Trust                                   6,100         164,761
Equity Residential                                               4,100         106,395
Everest Re Group, Ltd.                                             100           7,650
Exelon Corp. (b)                                                21,450       1,282,925
Expeditors International Washington, Inc.                          300          10,392
Express Scripts, Inc., Class A (a)                                 200          13,664
Extended Stay America, Inc. (a)                                    500           6,745
Exxon Mobil Corp.                                              191,918       6,891,775
Fannie Mae                                                       7,200         485,568
Fastenal Co.                                                       200           6,788
Federated Department Stores, Inc.                                3,600         132,660
FedEx Corp.                                                      4,700         291,541
Fidelity National Financial, Inc.                                  225           6,921
Fifth Third Bancorp.                                             6,400         366,976
First Data Corp.                                                53,900       2,233,616
First Health Group Corp. (a)                                       200           5,520
First Virginia Banks, Inc.                                         150           6,468
FirstMerit Corp.                                                   200           4,572
FleetBoston Financial Corp.                                     13,600         404,056
Forest Oil Corp. (a)                                               300           7,536
Fortune Brands, Inc.                                             4,200         219,240
FPL Group, Inc.                                                 11,900         795,515
Freddie Mac                                                      2,400         121,848
Furniture Brands International, Inc. (a)                           200           5,220
Gannett Co., Inc.                                               10,200         783,462
Gap, Inc. (The)                                                 11,425         214,333
Gatx Corp.                                                         400           6,540
Genentech, Inc. (a)                                              4,500         324,540
General Electric Co. (b)                                       183,099       5,251,279
General Mills, Inc.                                              9,600         455,136
Gentex Corp. (a)                                                   200           6,122
Genzyme Corp. (a)                                                4,000         167,200
Georgia-Pacific Corp.                                            2,000          37,900
Gilead Sciences, Inc. (a)                                        4,400         244,552
Gillette Co. (The) (b)                                          55,200       1,758,672

SEE NOTES TO FINANCIAL STATEMENTS

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JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Goldman Sachs Group, Inc.                                        4,300    $    360,125
Great Plains Energy, Inc.                                          200           5,776
Greenpoint Financial Corp.                                         300          15,282
Gtech holdings Corp.                                               200           7,530
Guidant Corp.                                                    3,500         155,365
H&R Block, Inc.                                                  5,600         242,200
H.J. Heinz Co. (b)                                              11,500         379,270
Halliburton Co.                                                 12,100         278,300
Harrah's Entertainment, Inc. (a)                                 3,400         136,816
Harris Corp.                                                       300           9,015
Harsco Corp.                                                       500          18,025
Harte-Hanks, Inc.                                                  300           5,700
Hartford Financial Services Group, Inc.                          3,600         181,296
HCC Insurance Holdings, Inc.                                       100           2,957
HealthNet, Inc. (a)                                              5,700         187,815
Helmerich & Payne, Inc.                                            100           2,920
Henry (Jack) & Associates                                          300           5,337
Henry Schein, Inc. (a)                                             100           5,234
Hewlett-Packard Co.                                             11,100         236,430
Hibernia Corp., Class A                                            500           9,080
Hillenbrand Industries, Inc.                                       100           5,045
Hilton Hotels Corp.                                             23,700         303,123
Hispanic Broadcasting Corp. (a)                                    400          10,180
Home Depot, Inc. (b)                                            40,800       1,351,296
HON Industries, Inc.                                               300           9,150
Honeywell International, Inc.                                   11,400         306,090
Hormel Foods Corp.                                                 200           4,740
Hospitality Properties Trust                                       200           6,250
Hubbell, Inc., Class B                                             300           9,930
Idacorp, Inc.                                                      300           7,875
IDEC Pharmaceuticals Corp. (a)                                   3,300         112,200
Illinois Tool Works, Inc.                                        8,200         539,970
IMC Global, Inc.                                                   300           2,013
Independence Community Bank Corp.                                  100           2,822
IndyMac Bancorp, Inc.                                              500          12,710
International Business Machines Corp. (b)                       22,600       1,864,500
International Flavors & Fragrances, Inc.                         1,450          46,299
International Game Technology                                    1,600         163,728
International Paper Co.                                         20,065         716,922
International Speedway Corp.                                       200           7,902
Intersil Corp. (a)                                                 500          13,305
Intuit, Inc. (a)                                                 3,400         151,402
Investment Technology Group, Inc. (a)                              150           2,790
Investors Financial Services Corp.                                 200           5,802

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28

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
IVAX Corp. (a)                                                     500    $      8,925
J. M. Smucker Co.                                                  100           3,989
J.P. Morgan Chase & Co.                                         34,520       1,179,894
Jacobs Engineering Group, Inc. (a)                                 100           4,215
JDS Uniphase Corp. (a)                                          19,000          66,690
Johnson & Johnson (b)                                           57,100       2,952,070
Kemet Corp. (a)                                                    700           7,070
Kerr-McGee Corp.                                                 1,500          67,200
KeyCorp                                                          6,500         164,255
Keyspan Energy Corp.                                             7,100         251,695
Kimberly-Clark Corp. (b)                                        23,300       1,214,862
Kinder Morgan, Inc.                                              4,900         267,785
Kla-Tencor Corp. (a)                                             2,300         106,927
Kohl's Corp. (a)                                                 5,600         287,728
Kraft Foods, Inc.                                                9,900         322,245
Krispy Kreme Doughnuts, Inc. (a)                                   100           4,118
Kroger Co. (a)                                                   4,700          78,396
L-3 Communications Holdings, Inc. (a)                              200           8,698
Laboratory Corporation of America Holdings (a)                   4,500         135,675
Labranche & Co., Inc.                                              300           6,207
Lancaster Colony Corp.                                             100           3,866
Lear Corp. (a)                                                     200           9,204
Lee Enterprises, Inc.                                              200           7,506
Legato Systems, Inc. (a)                                           700           5,873
Legg Mason, Inc.                                                   300          19,485
Lehman Brothers Holdings, Inc.                                   3,500         232,680
Lennar Corp., Class A                                            2,000         143,000
Lennar Corp., Class B                                              180          12,366
Leucadia National Corp.                                            100           3,712
Liberty Media Corp., Class A (a)                                50,498         583,757
Limited Brands                                                   8,200         127,100
Lincare Holdings, Inc. (a)                                         300           9,453
Lincoln National Corp.                                           3,100         110,453
Liz Claiborne, Inc.                                              4,200         148,050
Lockheed Martin Corp. (b)                                       14,000         665,980
Lowe's Cos., Inc.                                               13,800         592,710
Lubrizol Corp.                                                     100           3,099
Lyondell Chemical Co.                                              500           6,765
M & T Bank Corp.                                                   169          14,233
Mandalay Resort Group (a)                                          200           6,370
Manpower, Inc.                                                     300          11,127
Marathon Oil Corp.                                              15,200         400,520
Marsh & McLennan Cos., Inc.                                      8,200         418,774
Martin Marietta Materials                                          200           6,722

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Masco Corp.                                                     13,800    $    329,130
Mattel, Inc.                                                     9,600         181,632
May Department Stores Co.                                        5,000         111,300
Maytag Corp.                                                     6,500         158,730
MBIA, Inc.                                                       2,200         107,250
MBNA Corp.                                                      20,450         426,178
McDonald's Corp. (b)                                            23,900         527,234
McKesson Corp.                                                   3,583         128,056
MDU Resources Group, Inc.                                          400          13,396
MeadWestvaco Corp.                                               1,300          32,110
Media General, Inc., Class A                                       100           5,720
Medimmune, Inc. (a)                                              5,100         185,487
Medtronic, Inc. (b)                                             36,600       1,755,702
Mellon Financial Corp.                                           6,500         180,375
Mentor Graphics Corp. (a)                                          500           7,240
Mercantile Bankshares Corp.                                        200           7,876
Merck & Co., Inc. (b)                                           42,900       2,597,595
Mercury Interactive Corp. (a)                                    3,800         146,718
Merrill Lynch & Co., Inc.                                        9,600         448,128
Michaels Stores, Inc.                                              200           7,612
Microchip Technology, Inc.                                       1,000          24,630
Microsoft Corp. (b)                                            166,100       4,253,821
Millennium Pharmaceuticals, Inc. (a)                             5,949          93,578
Miller Herman Inc.                                                 300           6,063
Mohawk Industries, Inc. (a)                                        200          11,106
Monsanto Co.                                                    10,212         220,988
Mony Group, Inc.                                                   200           5,390
Moody's Corp.                                                    1,300          68,523
Motorola, Inc.                                                  24,800         233,864
Murphy Oil Corp.                                                   300          15,780
Mylan Laboratories, Inc.                                           550          19,124
National City Corp.                                              8,500         278,035
National Commerce Financial Corp.                                  500          11,095
National Fuel Gas Co.                                              200           5,210
National Instruments Corp. (a)                                     400          15,112
National-Oilwell, Inc. (a)                                         200           4,400
Neiman-Marcus Group, Inc., Class A (a)                             200           7,320
Network Appliance, Inc. (a)                                      4,700          76,187
Networks Associates, Inc. (a)                                      600           7,608
Neuberger Berman, Inc.                                             400          15,964
New Plan Excel Realty Trust                                        400           8,540
New York Community Bancorp, Inc.                                   333           9,687
Newmont Mining Corp.                                            22,000         714,120
Nextel Communications, Inc., Class A (a)                         9,300         168,144

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Nike, Inc., Class B                                             13,300    $    711,417
NiSource, Inc.                                                  12,449         236,531
Noble Energy, Inc.                                                 300          11,340
Northeast Utilities                                                700          11,718
Northrop Grumman Corp.                                           2,800         241,612
Novellus Systems, Inc. (a)                                       1,900          69,580
NSTAR                                                              200           9,110
Nucor Corp.                                                      1,100          53,735
Occidental Petroleum Corp.                                      10,300         345,565
OGE Energy Corp.                                                   300           6,411
Old Republic International Corp.                                   300          10,281
Omnicare, Inc.                                                     300          10,137
Omnicom Group, Inc.                                              6,000         430,200
Oracle Corp. (a) (b)                                            78,000         937,560
Orbital Sciences Corp. (a)                                       2,179           7,343
Outback Steakhouse, Inc.                                           200           7,800
Oxford Health Plans, Inc. (a)                                      200           8,406
Packaging Corporation of America (a)                               300           5,529
Park Place Entertainment Corp. (a)                               1,100           9,999
Patterson Dental Co. (a)                                           200           9,076
Patterson Uti Energy, Inc. (a)                                     300           9,720
Paychex, Inc.                                                    9,100         266,721
Payless ShoeSource, Inc. (a)                                       200           2,500
Pentair, Inc.                                                      200           7,812
PeopleSoft, Inc. (a)                                             7,700         135,443
Pepco Holdings, Inc.                                               300           5,748
PepsiCo, Inc.                                                   44,100       1,962,450
PETsMART, Inc. (a)                                                 400           6,668
Pfizer, Inc. (b)                                               148,760       5,080,154
Phelps Dodge Corp. (a)                                           1,100          42,174
Pier 1 Imports, Inc.                                               300           6,120
Pioneer Natural Resources Co. (a)                                  300           7,830
Pitney Bowes, Inc.                                               4,000         153,640
Plexus Corp. (a)                                                   300           3,459
PMI Group, Inc.                                                    200           5,368
PNC Financial Services Group, Inc.                               4,300         209,883
PNM Resources, Inc.                                                300           8,025
PPG Industries, Inc.                                             2,000         101,480
Praxair, Inc.                                                    1,850         111,185
Pride International, Inc. (a)                                      400           7,528
Procter & Gamble Co. (b)                                        25,800       2,300,844
Progress Energy, Inc.                                            3,600         158,040
Protective Life Corp.                                              200           5,350
Provident Financial Group                                          100           2,563

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Public Service Enterprise Group, Inc.                           13,600    $    574,600
Puget Energy, Inc.                                                 200           4,774
QUALCOMM, Inc.                                                   9,850         352,138
Quest Diagnostics, Inc. (a)                                      2,500         159,500
Questar Corp.                                                      300          10,041
Radian Group, Inc.                                                 300          10,995
Raytheon Co.                                                    12,300         403,932
Reader's Digest Association, Inc., Class A                         300           4,044
Republic Services, Inc. (a)                                        400           9,068
Reynolds & Reynolds Co., Class A                                   500          14,280
Rohm & Haas Co.                                                  2,500          77,575
Roslyn Bancorp, Inc.                                               150           3,224
Ross Stores, Inc.                                                  200           8,548
RPM, Inc.                                                          400           5,500
Safeway, Inc. (a)                                                4,000          81,840
Saks, Inc. (a)                                                     500           4,850
Samina-SCI Corp. (a)                                             8,300          52,373
SanDisk Corp. (a)                                                  500          20,175
Sara Lee Corp. (b)                                              24,300         457,083
SBC Communications, Inc. (b)                                    40,798       1,042,389
Scana Corp.                                                        478          16,386
Schlumberger, Ltd.                                              16,000         761,120
Scholastic Corp. (a)                                               100           2,978
Sealed Air Corp. (a)                                             1,100          52,426
Sears, Roebuck & Co.                                             5,600         188,384
SEI Investments Co.                                                300           9,600
Sempra Energy                                                    5,700         162,621
Sherwin-Williams Co.                                             2,400          64,512
Sicor, Inc. (a)                                                    300           6,102
Siebel Systems, Inc. (a)                                        15,400         146,916
Sigma-Aldrich Corp.                                              1,100          59,598
Silicon Valley Bancshares (a)                                      400           9,524
Six Flags, Inc. (a)                                                600           4,068
Smith International, Inc. (a)                                      400          14,696
Smithfield Foods, Inc. (a)                                         300           6,876
Solectron Corp. (a)                                             12,700          47,498
Sonoco Products Co.                                                300           7,206
Southern Co. (b)                                                30,000         934,800
Southwest Airlines Co.                                           4,500          77,400
Sovereign Bancorp, Inc.                                            900          14,085
Sprint Corp. (a)                                                 3,800          21,850
SPX Corp. (a)                                                    4,200         185,052
St Paul Cos., Inc.                                               3,301         120,520
St. Jude Medical, Inc. (a)                                       2,600         149,500

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Stancorp Financial Group                                           100    $      5,222
Stanley Works                                                    2,800          77,280
Staples, Inc. (a)                                                8,750         160,563
Starbucks Corp. (a)                                              8,900         218,228
Starwood Hotels & Resorts Worldwide, Inc.                       11,500         328,785
State Street Corp.                                               5,900         232,460
Steris Corp. (a)                                                   100           2,309
Storage Technology Corp. (a)                                       800          20,592
Stryker Corp.                                                    2,300         159,551
Sun Microsystems, Inc. (a)                                      43,800         201,480
Suntrust Banks, Inc.                                             3,900         231,426
Superior Industries International, Inc.                            100           4,170
Swift Transportation Co., Inc. (a)                                 300           5,586
Sybase, Inc. (a)                                                   800          11,128
Synopsys, Inc. (a)                                               3,000         185,550
Target Corp. (b)                                                15,900         601,656
TCF Financial Corp.                                                200           7,968
Tech Data Corp. (a)                                                200           5,342
Teleflex, Inc.                                                     400          17,020
Telephone & Data Systems, Inc.                                     200           9,940
Temple-Inland, Inc.                                                700          30,037
Tenet Healthcare Corp. (a)                                      10,150         118,248
Teradyne, Inc. (a)                                               2,300          39,813
The Black & Decker Corp.                                         3,400         147,730
Tidewater, Inc.                                                    400          11,748
Tiffany & Co.                                                    2,600          84,968
Timberland Co., Class A (a)                                        100           5,286
TJX Cos., Inc.                                                   9,700         182,748
Tootsie Roll Industries, Inc.                                       20             610
Toys 'R' Us, Inc. (a)                                            4,000          48,480
Travelers Property Casualty Corp., Class A                      11,011         175,075
Travelers Property Casualty Corp., Class B                      13,837         218,209
Triad Hospitals, Inc. (a)                                          200           4,964
Triquint Semiconductor, Inc. (a)                                   600           2,496
Tyson Foods, Inc.                                                  738           7,838
United Parcel Service, Inc., Class B                             9,000         573,300
United Rentals, Inc. (a)                                           600           8,334
United Technologies Corp. (b)                                   14,800       1,048,284
UnitedHealth Group, Inc.                                        26,800       1,346,700
Unitrin, Inc.                                                      200           5,424
Universal Health Services, Inc. (a)                                100           3,962
Unocal Corp.                                                     6,800         195,092
UnumProvident Corp.                                              3,300          44,253
US Bancorp                                                      23,950         586,775

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
UNITED STATES (CONTINUED)
Valassis Communications, Inc. (a)                                  200    $      5,144
Valero Energy Corp.                                                436          15,840
Valspar Corp.                                                      200           8,444
Varco International, Inc. (a)                                      200           3,920
Varian Medical Systems, Inc. (a)                                   100           5,757
Vectren Corp.                                                      100           2,505
Verizon Communications, Inc. (b)                                33,000       1,301,850
Vertex Pharmaceuticals, Inc. (a)                                   300           4,380
Viacom, Inc., Class B (a) (b)                                   37,423       1,633,888
Viad Corp.                                                         400           8,956
Vishay Intertechnology, Inc. (a)                                 1,100          14,520
Vulcan Materials Co.                                             3,150         116,771
Wachovia Corp.                                                  16,900         675,324
Waddell & Reed Financial, Inc., Class A                            400          10,268
Walgreen Co. (b)                                                11,900         358,190
Wal-Mart Stores, Inc. (b)                                       53,100       2,849,877
Walt Disney Co.                                                 43,300         855,175
Washington Mutual, Inc.                                         12,300         507,990
Waste Management, Inc. (b)                                      27,200         655,248
Weatherford International, Ltd. (a)                                300          12,570
Webster Financial Corp.                                            200           7,560
WellPoint Health Networks, Inc. (a)                              6,500         547,950
Wells Fargo & Co. (b)                                           20,500       1,033,200
Westamerica Bancorporation                                         100           4,308
Westar Energy Inc.                                                 600           9,738
Westwood One, Inc. (a)                                             300          10,179
Weyerhaeuser Co.                                                 4,150         224,100
Whirlpool Corp.                                                  2,600         165,620
Whole Foods Market, Inc. (a)                                       200           9,506
Williams-Sonoma, Inc. (a)                                          300           8,760
Wilmington Trust Corp.                                             100           2,935
Wind River Systems, Inc. (a)                                       600           2,286
Wisconsin Energy Corp.                                             300           8,700
Wyeth (b)                                                       28,500       1,298,175
Xerox Corp. (a)                                                  9,100          96,369
Yahoo!, Inc. (a)                                                15,800         517,608
Yum! Brands, Inc. (a)                                            8,000         236,480
Zimmer Holdings, Inc. (a)                                       14,160         637,908
                                                                          ------------
                                                                           147,061,989
                                                                          ------------

TOTAL COMMON STOCKS  89.1%                                                 297,551,215
                                                                          ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                    SHARES         VALUE
PREFERRED STOCKS  0.1%
AUSTRALIA  0.1%
News Corp., Ltd.                                                44,278    $    273,223
                                                                          ------------

SWITZERLAND  0.0%
Schindler Holding AG                                                30           4,839
                                                                          ------------

TOTAL PREFERRED STOCKS                                                         278,062
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  89.2%
   (Cost $290,749,222)                                                     297,829,277

REPURCHASE AGREEMENT  6.3%
State Street Bank & Trust Co. ($21,170,000 par collateralized by
   U.S. Government obligations in a pooled cash account, dated 06/30/03,
   to be sold on 07/01/03 at $21,170,382) (Cost $21,170,000)                21,170,000
                                                                          ------------

TOTAL INVESTMENTS  95.5%
   (Cost $311,919,222)                                                     318,999,277

FOREIGN CURRENCY  0.2%
   (Cost $591,534)                                                             545,913

OTHER ASSETS IN EXCESS OF LIABILITIES  4.3%                                 14,338,910
                                                                          ------------

NET ASSETS  100.0%                                                        $333,884,100
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures and forward transactions.

ADR--American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
Total Investments (Cost $311,919,222)                                                   $318,999,277
Foreign Currency (Cost $591,534)                                                             545,913
Cash                                                                                       5,522,788
Receivables:
   Fund Shares Sold                                                                        9,191,918
   Dividends                                                                                 935,521
   Investments Sold                                                                           10,307
   Interest                                                                                    6,592
Other                                                                                        373,725
                                                                                        ------------
     Total Assets                                                                        335,586,041
                                                                                        ------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                                   492,910
   Distributor and Affiliates                                                                420,918
   Investment Advisory Fee                                                                   220,946
   Variation Margin on Futures                                                                 9,171
Accrued Expenses                                                                             239,538
Forward Foreign Currency Contracts                                                           227,898
Directors' Deferred Compensation and Retirement Plans                                         90,560
                                                                                        ------------
     Total Liabilities                                                                     1,701,941
                                                                                        ------------
NET ASSETS                                                                              $333,884,100
                                                                                        ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)             $484,160,685
Net Unrealized Appreciation                                                                6,334,575
Accumulated Undistributed Net Investment Income                                              560,641
Accumulated Net Realized Loss                                                           (157,171,801)
                                                                                        ------------
NET ASSETS                                                                              $333,884,100
                                                                                        ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of
     $183,092,107 and 17,488,136 shares of beneficial interest issued
     and outstanding)                                                                   $      10.47
     Maximum sales charge (5.75%* of offering price)                                             .64
                                                                                        ------------
     Maximum offering price to public                                                   $      11.11
                                                                                        ============
   Class B Shares:
     Net asset value and offering price per share  (Based on net assets of
     $110,263,780 and 11,352,379 shares of beneficial interest issued
     and outstanding)                                                                   $       9.71
                                                                                        ============
   Class C Shares:
     Net asset value and offering price per share  (Based on net assets of
     $40,528,213 and 4,120,130 shares of beneficial interest issued
     and outstanding)                                                                   $       9.84
                                                                                        ============

*  On sales of $50,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $590,246)                 $  7,359,710
Interest                                                                      242,176
                                                                         ------------
   Total Income                                                             7,601,886
                                                                         ------------
EXPENSES:
Investment Advisory Fee                                                     3,379,553
Distribution (12b-1) and Service Fees  (Attributed to
   Classes A, B and C of $448,068, $858,220 and $431,802, respectively)     1,738,090
Shareholder Services                                                          723,681
Administrative Fee                                                            580,380
Custody                                                                       202,589
Legal                                                                          45,160
Directors' Fees and Related Expenses                                           23,237
Other                                                                         335,849
                                                                         ------------
     Total Expenses                                                         7,028,539
     Expense Reduction ($137,677 Investment Advisory Fee
       and $222,786 Other)                                                    360,463
     Less Credits Earned on Cash Balances                                       8,991
                                                                         ------------
     Net Expenses                                                           6,659,085
                                                                         ------------
NET INVESTMENT INCOME                                                    $    942,801
                                                                         ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                           $(66,760,727)
   Futures                                                                  4,357,309
   Forward Foreign Currency Contracts                                         166,305
   Foreign Currency Transactions                                              (26,050)
                                                                         ------------
Net Realized Loss                                                         (62,263,163)
                                                                         ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                (25,729,404)
                                                                         ------------
   End of the Period:
     Investments                                                            7,080,055
     Futures                                                                 (562,916)
     Forward Foreign Currency Contracts                                      (227,898)
     Foreign Currency Translation                                              45,334
                                                                         ------------
                                                                            6,334,575
                                                                         ------------
Net Unrealized Appreciation During the Period                              32,063,979
                                                                         ------------
NET REALIZED AND UNREALIZED LOSS                                         $(30,199,184)
                                                                         ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                               $(29,256,383)
                                                                         ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED        YEAR ENDED
                                                              JUNE 30, 2003     JUNE 30, 2002
                                                           -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                    $     942,801     $  (1,372,847)
Net Realized Loss                                               (62,263,163)      (49,388,548)
Net Unrealized Appreciation/Depreciation
   During the Period                                             32,063,979        (7,629,180)
                                                              -------------     -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES             (29,256,383)      (58,390,575)
                                                              -------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                       379,402,476       333,376,366
Cost of Shares Repurchased                                     (431,905,781)     (408,073,116)
                                                              -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS              (52,503,305)      (74,696,750)
                                                              -------------     -------------
TOTAL DECREASE IN NET ASSETS                                    (81,759,688)     (133,087,325)
NET ASSETS:
Beginning of the Period                                         415,643,788       548,731,113
                                                              -------------     -------------
End of the Period (Including accumulated undistributed
   net investment income of $560,641 and
   ($1,204,045), respectively)                                $ 333,884,100     $ 415,643,788
                                                              =============     =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                     YEAR ENDED JUNE 30,
                                               --------------------------------------------------------
                                               2003 (a)    2002 (a)     2001 (a)   2000 (a)    1999 (a)
                                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                   $ 11.15      $ 12.61     $ 17.74     $ 16.86     $ 16.67
                                               -------      -------     -------     -------     -------
  Net Investment Income                            .05          .01         .07         .02         .07
  Net Realized and Unrealized Gain/Loss           (.73)       (1.47)      (2.52)       2.09        1.21
                                               -------      -------     -------     -------     -------
Total from Investment Operations                  (.68)       (1.46)      (2.45)       2.11        1.28
                                               -------      -------     -------     -------     -------
Less:
  Distributions from Net
    Investment Income                              -0-          -0-         -0-         -0-        (.22)
  Distributions from Net Realized Gain             -0-          -0-       (2.68)      (1.23)       (.87)
                                               -------      -------     -------     -------     -------
Total Distributions                                -0-          -0-       (2.68)      (1.23)      (1.09)
                                               -------      -------     -------     -------     -------
NET ASSET VALUE, END OF THE PERIOD             $ 10.47      $ 11.15     $ 12.61     $ 17.74     $ 16.86
                                               =======      =======     =======     =======     =======

Total Return*(b)                                -6.01%      -11.66%     -15.03%      12.83%       8.41%
Net Assets at End of the Period
  (In millions)                                $ 183.1      $ 215.2     $ 284.6     $ 301.9     $ 240.1
Ratio of Expenses to Average
  Net Assets*                                    1.70%        1.68%       1.65%       1.70%       1.70%
Ratio of Net Investment Income to Average
  Net Assets*                                     .56%         .08%        .43%        .12%        .47%
Portfolio Turnover                                 47%          30%         58%         99%         84%

* If certain expenses had not been voluntarily assumed by Van Kampen, total Return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets      1.81%          N/A         N/A         N/A       1.73%
    Ratio of Net Investment Income to Average
    Net Assets                                    .45%          N/A         N/A         N/A        .44%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                    YEAR ENDED JUNE 30,
                                               --------------------------------------------------------
                                               2003 (a)     2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                   $ 10.40      $ 11.84     $ 16.96     $ 16.28     $ 16.14
                                               -------      -------     -------     -------     -------
  Net Investment Loss                              -0-(c)      (.08)       (.05)       (.11)       (.04)
  Net Realized and Unrealized Gain/Loss           (.69)       (1.36)      (2.39)       2.02        1.16
                                               -------      -------     -------     -------     -------
Total from Investment Operations                  (.69)       (1.44)      (2.44)       1.91        1.12
                                               -------      -------     -------     -------     -------
Less:
  Distributions from Net Investment
    Income                                         -0-          -0-         -0-         -0-        (.11)
  Distributions from Net Realized Gain             -0-          -0-       (2.68)      (1.23)       (.87)
                                               -------      -------     -------     -------     -------
Total Distributions                                -0-          -0-       (2.68)      (1.23)       (.98)
                                               -------      -------     -------     -------     -------
NET ASSET VALUE, END OF THE PERIOD             $  9.71      $ 10.40     $ 11.84     $ 16.96     $ 16.28
                                               =======      =======     =======     =======     =======

Total Return*(b)                                -6.74%      -12.25%     -15.73%      12.03%       7.50%
Net Assets at End of the Period
  (In millions)                                $ 110.3      $ 144.9     $ 187.1     $ 252.1     $ 232.6
Ratio of Expenses to Average
  Net Assets*                                    2.22%(d)     2.43%       2.40%       2.45%       2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets*                           .03%       (.69%)      (.32%)      (.65%)      (.27%)
Portfolio Turnover                                 47%          30%         58%         99%         84%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets      2.33%(d)       N/A         N/A         N/A       2.49%
    Ratio of Net Investment Loss to Average
    Net Assets                                   (.08%)         N/A         N/A         N/A       (.30%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A=Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                   YEAR ENDED JUNE 30,
                                               ---------------------------------------------------------
                                               2003 (a)    2002 (a)    2001 (a)    2000 (a)     1999 (a)
                                               ---------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                   $ 10.55      $ 12.02     $ 17.16     $ 16.46      $ 16.30
                                               -------      -------     -------     -------      -------
  Net Investment Loss                             (.02)        (.08)       (.05)       (.11)        (.04)
  Net Realized and Unrealized Gain/Loss           (.69)       (1.39)      (2.41)       2.04         1.18
                                               -------      -------     -------     -------      -------
Total from Investment Operations                  (.71)       (1.47)      (2.46)       1.93         1.14
                                               -------      -------     -------     -------      -------
Less:
  Distributions from Net
    Investment Income                              -0-          -0-         -0-         -0-         (.11)
  Distributions from Net Realized Gain             -0-          -0-       (2.68)      (1.23)        (.87)
                                               -------      -------     -------     -------      -------
Total Distributions                                -0-          -0-       (2.68)      (1.23)        (.98)
                                               -------      -------     -------     -------      -------
NET ASSET VALUE, END OF THE PERIOD             $  9.84      $ 10.55     $ 12.02     $ 17.16      $ 16.46
                                               =======      =======     =======     =======      =======

Total Return*(b)                                -6.73%      -12.23%     -15.65%      12.02%        7.61%
Net Assets at End of the Period
  (In millions)                                $  40.5      $  55.6     $  77.0     $ 104.7      $ 101.0
Ratio of Expenses to Average
  Net Assets*                                    2.45%        2.43%       2.40%       2.45%        2.45%
Ratio of Net Investment Loss to Average
  Net Assets*                                    (.20%)       (.69%)      (.32%)      (.66%)       (.28%)
Portfolio Turnover                                 47%          30%         58%         99%          84%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets      2.56%          N/A         N/A         N/A        2.48%
    Ratio of Net Investment Loss to Average
    Net Assets                                   (.31%)         N/A         N/A         N/A        (.30%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $113,805,039, which will expire between June 30, 2009 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                               $321,660,105
                                                                   ============
Gross tax unrealized appreciation                                  $ 28,247,531
Gross tax unrealized depreciation                                   (30,908,359)
                                                                   ------------
Net tax unrealized depreciation on investments                     $ (2,660,828)
                                                                   ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference related to taxes accrued against capital gains totaling $29,261 was

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax basis difference related to the sale of Passive Foreign Investment Company securities totaling $469,498 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax basis difference relating to net realized gains on foreign currency transactions totaling $140,255 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book to tax basis difference relating to a prior year net operating loss totaling $179,704 was reclassified from accumulated undistributed net investment income to capital. Additionally, a permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $3,167 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                         $1,149,770

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, gains or losses recognized for tax purposes on open future transactions and the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $8,991 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $750 million                                                       1.00%
Next $500 million                                                        0.95%
Over $1.25 billion                                                       0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $137,677 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $17,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $28,000, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $8,500 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $431,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $222,786 of these fees. This reimbursement is voluntary in nature and can be discontinued at the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $67,548 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $250,490,116, $177,197,626 and $56,472,943 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                     SHARES           VALUE
Sales:
   Class A                                         37,038,159     $ 365,608,963
   Class B                                          1,281,895        11,650,711
   Class C                                            232,193         2,142,802
                                                  -----------     -------------
Total Sales                                        38,552,247     $ 379,402,476
                                                  ===========     =============

Repurchases:
   Class A                                        (38,852,805)    $(384,347,548)
   Class B                                         (3,866,449)      (34,807,938)
   Class C                                         (1,381,249)      (12,750,295)
                                                  -----------     -------------
Total Repurchases                                 (44,100,503)    $(431,905,781)
                                                  ===========     =============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     At June 30, 2002, capital aggregated $269,327,323, $200,414,105 and
$67,102,266 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                     SHARES           VALUE
Sales:
   Class A                                         25,204,026     $ 298,525,580
   Class B                                          2,449,197        26,814,824
   Class C                                            708,180         8,035,962
                                                  -----------     -------------
Total Sales                                        28,361,403     $ 333,376,366
                                                  ===========     =============

Repurchases:
   Class A                                        (28,474,795)    $(340,112,009)
   Class B                                         (4,309,287)      (47,151,066)
   Class C                                         (1,845,764)      (20,810,041)
                                                  -----------     -------------
Total Repurchases                                 (34,629,846)    $(408,073,116)
                                                  ===========     =============

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 423,174 and 405,973 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

     The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED
                                                          SALES CHARGE AS A
                                                     PERCENTAGE OF DOLLAR AMOUNT
                                                          SUBJECT TO CHARGE
                                                     ---------------------------
YEAR OF REDEMPTION                                    CLASS B           CLASS C
First                                                  5.00%             1.00%
Second                                                 4.00%              None
Third                                                  3.00%              None
Fourth                                                 2.50%              None
Fifth                                                  1.50%              None
Sixth and Thereafter                                    None              None

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $40,900 and CDSC on redeemed shares of approximately $217,300. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $146,397,061 and $217,801,132, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $353,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in the fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $891,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $81,600.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                    UNREALIZED
                                                      CURRENT      APPRECIATION/
                                                       VALUE       DEPRECIATION
LONG CONTRACTS:
Australian Dollar,
  2,530,000 expiring 9/10/03                        $1,687,001       $  38,959
Australian Dollar,
  75,628 expiring 9/10/03                               50,429             429
Euro,
  2,434,800 expiring 9/10/03                         2,794,814         (48,789)
Euro,
  1,332,142 expiring 9/10/03                         1,529,115         (26,854)
Euro,
  2,149,783 expiring 9/10/03                         2,467,654         (41,208)
Euro,
  2,888,624 expiring 9/10/03                         3,315,741         (63,833)
Euro,
  470,216 expiring 9/10/03                             539,744          (9,845)
Japanese Yen,
  87,113,613 expiring 9/10/03                          728,554          (9,572)
Japanese Yen,
  810,466,580 expiring 9/10/03                       6,778,148        (114,190)
Singapore Dollar,
  2,900,000 expiring 9/10/03                         1,648,492         (20,332)
                                                                     ---------
                                                                      (295,235)
                                                                     ---------
SHORT CONTRACTS:
Euro,
  1,400,000 expiring 9/10/03                        $1,607,006       $  32,254
Euro,
  841,380 expiring 9/10/03                             965,788          15,303
Euro,
  104,000 expiring 9/10/03                             119,378           1,941
Euro,
  5,520,261 expiring 9/10/03                         6,336,497         (45,497)
Pound Sterling,
  2,000,000 expiring 9/10/03                         3,289,681          59,639
Japanese Yen,
  15,921,900 expiring 9/10/03                          133,159           2,231
Japanese Yen,
  4,904,025 expiring 9/10/03                            41,014             831
Japanese Yen,
  236,574,330 expiring 9/10/03                       1,978,534          32,297
Japanese Yen,
  640,179,938 expiring 9/10/03                       5,353,996          90,961
Singapore Dollar,
  70,180 expiring 9/10/03                               39,893             107
                                                                     ---------
                                                                       190,067
                                                                     ---------
                                                                     $(105,168)
                                                                     =========

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     The Fund has entered into offsetting transactions for outstanding forward foreign currency commitments prior to the settlement of the obligation. As of June 30, 2003, the Fund has net unrealized losses on closed but unsettled forward foreign currency contracts of $122,730 scheduled to settle between July 3, 2003 and July 10, 2003.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                                       CONTRACTS
Outstanding at June 30, 2002                                                 92
Futures Opened                                                            3,366
Futures Closed                                                           (3,156)
                                                                         ------
Outstanding at June 30, 2003                                                302
                                                                         ======

     The futures contracts outstanding as of June 30, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                      UNREALIZED
                                                                     APPRECIATION/
                                                        CONTRACTS    DEPRECIATION
LONG CONTRACTS:
S&P 500 Index - September 2003
  (Current notional value $243,325 per contract)            83        $(560,840)
SFE SPI 200 - September 2003
  (Current notional value $50,600 per contract)             34          (52,147)
SGX SIMSCI - July 2003
  (Current notional value $20,386 per contract)             78          (21,430)
EURX ER STX 50 - September 2003
  (Current notional value $27,870 per contract)             58          (21,546)
SHORT CONTRACT:
FTSE 100 - September 2003
  (Current notional value $40,140 per contract)             49           93,047
                                                           ---        ---------
                                                           302        $(562,916)
                                                           ===        =========

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
-  visit our Web site at
   vankampen.com--
   to view a prospectus, select
   DOWNLOAD FUND INFO

[ILLUSTRATION OF TELEPHONE]
-  call us at (800) 847-2424
   Telecommunications Device
   for the Deaf (TDD) users,
   call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
-  e-mail us by visiting
   vankampen.com and
   selecting CONTACT US

*  Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

(1) Appointed to the Board of Directors effective July 23, 2003.

* "Interested Persons" of the Fund, as defined in the investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                              NUMBER OF
                                              TERM OF                                          FUNDS IN
                                            OFFICE AND                                           FUND
                              POSITION(S)    LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND         SERVED     DURING PAST 5 YEARS                 BY DIRECTOR   HELD BY DIRECTOR
David C. Arch (58)            Director      Director     Chairman and Chief Executive             91       Trustee/Director/Managing
Blistex Inc.                                since 2003   Officer of Blistex Inc., a                        General Partner of funds
1800 Swift Drive                                         consumer health care products                     in the Fund Complex.
Oak Brook, IL 60523                                      manufacturer. Former Director of
                                                         the World Presidents
                                                         Organization-Chicago Chapter.
                                                         Director of the Heartland
                                                         Alliance, a nonprofit
                                                         organization serving human needs
                                                         based in Chicago.

J. Miles Branagan (71)        Director      Director     Private investor. Co-founder, and        89       Trustee/Director/Managing
1632 Morning Mountain Road                  since 1997   prior to August 1996, Chairman,                   General Partner of funds
Raleigh, NC 27614                                        Chief Executive Officer and                       in the Fund Complex.
                                                         President, MDT Corporation (now
                                                         known as Getinge/Castle, Inc., a
                                                         subsidiary of Getinge Industrier
                                                         AB), a company which develops,
                                                         manufactures, markets and
                                                         services medical and scientific
                                                         equipment.

                                                                                              NUMBER OF
                                              TERM OF                                          FUNDS IN
                                            OFFICE AND                                           FUND
                              POSITION(S)    LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND         SERVED     DURING PAST 5 YEARS                 BY DIRECTOR   HELD BY DIRECTOR
Jerry D. Choate (64)          Director      Director     Prior to January 1999, Chairman          89       Trustee/Director/Managing
33971 Selva Road                            since 1999   and Chief Executive Officer of                    General Partner of
Suite 130                                                the Allstate Corporation                          funds in the Fund
Dana Point, CA 92629                                     ("Allstate") and Allstate                         Complex. Director of
                                                         Insurance Company. Prior to                       Amgen Inc., a
                                                         January 1995, President and Chief                 biotechnological
                                                         Executive Officer of Allstate.                    company, and Director
                                                         Prior to August 1994, various                     of Valero Energy
                                                         management positions at Allstate.                 Corporation, an
                                                                                                           independent refining
                                                                                                           company.

Rod Dammeyer (62)             Director      Director     President of CAC, llc., a private        91       Trustee/Director/Managing
CAC, llc.                                   since 2003   company offering capital                          General Partner of
4350 LaJolla Village Drive                               investment and management                         funds in the Fund
Suite 980                                                advisory services. Prior to July                  Complex. Director of
San Diego, CA 92122-6223                                 2000, Managing Partner of Equity                  TeleTech Holdings Inc.,
                                                         Group Corporate Investment (EGI),                 Stericycle, Inc.,
                                                         a company that makes private                      TheraSense, Inc., GATX
                                                         investments in other companies.                   Corporation, Arris
                                                                                                           Group, Inc. and Trustee
                                                                                                           of the University of
                                                                                                           Chicago Hospitals and
                                                                                                           Health Systems. Prior
                                                                                                           to May 2002, Director
                                                                                                           of Peregrine Systems
                                                                                                           Inc. Prior to February
                                                                                                           2001, Vice Chairman and
                                                                                                           Director of Anixter
                                                                                                           International, Inc. and
                                                                                                           IMC Global Inc. Prior
                                                                                                           to July 2000, Director
                                                                                                           of Allied Riser
                                                                                                           Communications Corp.,
                                                                                                           Matria Healthcare Inc.,
                                                                                                           Transmedia Networks,
                                                                                                           Inc., CNA Surety, Corp.
                                                                                                           and Grupo Azcarero
                                                                                                           Mexico (GAM). Prior to
                                                                                                           April 1999, Director of
                                                                                                           Metal Management, Inc.

                                                                                              NUMBER OF
                                              TERM OF                                          FUNDS IN
                                            OFFICE AND                                           FUND
                              POSITION(S)    LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND         SERVED     DURING PAST 5 YEARS                 BY DIRECTOR   HELD BY DIRECTOR
Linda Hutton Heagy (55)       Director      Director     Managing Partner of Heidrick &           89       Trustee/Director/Managing
Heidrick & Struggles                        since 1997   Struggles, an executive search                    General Partner of
233 South Wacker Drive                                   firm. Trustee on the University                   funds in the Fund
Suite 7000                                               of Chicago Hospitals Board, Vice                  Complex.
Chicago, IL 60606                                        Chair of the Board of the YMCA of
                                                         Metropolitan Chicago and a member
                                                         of the Women's Board of the
                                                         University of Chicago. Prior to
                                                         1997, Partner of Ray & Berndtson,
                                                         Inc., an executive recruiting
                                                         firm. Prior to 1996, Trustee of
                                                         The International House Board, a
                                                         fellowship and housing
                                                         organization for international
                                                         graduate students. Prior to 1995,
                                                         Executive Vice President of ABN
                                                         AMRO, N.A., a bank holding
                                                         company. Prior to 1992, Executive
                                                         Vice President of La Salle
                                                         National Bank.

R. Craig Kennedy (51)         Director      Director     Director and President of the            89       Trustee/Director/Managing
11 DuPont Circle, N.W.                      since 1997   German Marshall Fund of the                       General Partner of
Washington, D.C. 20016                                   United States, an independent                     funds in the Fund
                                                         U.S. foundation created to deepen                 Complex.
                                                         understanding, promote
                                                         collaboration and stimulate
                                                         exchanges of practical experience
                                                         between Americans and Europeans.
                                                         Formerly, advisor to the Dennis
                                                         Trading Group Inc., a managed
                                                         futures and option company that
                                                         invests money for individuals and
                                                         institutions. Prior to 1992,
                                                         President and Chief Executive
                                                         Officer, Director and member of
                                                         the Investment Committee of the
                                                         Joyce Foundation, a private
                                                         foundation.

Howard J Kerr (67)            Director      Director     Prior to 1998, President and             91       Trustee/Director/Managing
736 North Western Avenue                    since 2003   Chief Executive Officer of                        General Partner of
P.O. Box 317                                             Pocklington Corporation, Inc., an                 funds in the Fund
Lake Forest, IL 60045                                    investment holding company.                       Complex. Director of
                                                         Director of the Marrow Foundation                 the Lake Forest Bank &
                                                                                                           Trust.

                              POSITION(S)    LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND         SERVED     DURING PAST 5 YEARS                 BY DIRECTOR   HELD BY DIRECTOR
Jack E. Nelson (67)           Director      Director     President of Nelson Investment           89       Trustee/Director/Managing
423 Country Club Drive                      since 1997   Planning Services, Inc., a                        General Partner of
Winter Park, FL 32789                                    financial planning company and                    funds in the Fund
                                                         registered investment adviser in                  Complex.
                                                         the State of Florida. President
                                                         of Nelson Ivest Brokerage
                                                         Services Inc., a member of the
                                                         NASD, Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities Rulemaking
                                                         Board. President of Nelson Sales
                                                         and Services Corporation, a
                                                         marketing and services company to
                                                         support affiliated companies.

Hugo F. Sonnenschein (62)     Director      Director     President Emeritus and Honorary          91       Trustee/Director/Managing
1126 E. 59th Street                         since 2003   Trustee of the University of                      General Partner of
Chicago, IL 60637                                        Chicago and the Adam Smith                        funds in the Fund
                                                         Distinguished Service Professor                   Complex. Director of
                                                         in the Department of Economics at                 Winston Laboratories,
                                                         the University of Chicago. Prior                  Inc.
                                                         to July 2000, President of the
                                                         University of Chicago. Trustee of
                                                         the University of Rochester and a
                                                         member of its investment
                                                         committee. Member of the National
                                                         Academy of Sciences, the American
                                                         Philosophical Society and a
                                                         fellow of the American Academy of
                                                         Arts and Sciences.

Suzanne H. Woolsey (61)       Director      Director     Chief Communications Officer of          89       Trustee/Director/Managing
2101 Constitution Ave., N.W.                since 1999   the National Academy of                           General Partner of
Room 285                                                 Sciences/National Research                        funds in the Fund
Washington, D.C. 20418                                   Council, an independent,                          Complex. Director of
                                                         federally chartered policy                        Neurogen Corporation, a
                                                         institution, since 2001 and                       pharmaceutical company,
                                                         previously Chief Operating                        since January 1998.
                                                         Officer from 1993 to 2001.
                                                         Director of the Institute for
                                                         Defense Analyses, a federally
                                                         funded research and development
                                                         center, Director of the German
                                                         Marshall Fund of the United
                                                         States, and Trustee of Colorado
                                                         College. Prior to 1993, Executive
                                                         Director of the Commission on
                                                         Behavioral and Social Sciences
                                                         and Education at the National
                                                         Academy of Sciences/National
                                                         Research Council. From 1980
                                                         through 1989, Partner of Coopers
                                                         & Lybrand.

INTERESTED DIRECTORS*

                                                                                              NUMBER OF
                                              TERM OF                                          FUNDS IN
                                            OFFICE AND                                           FUND
                              POSITION(S)    LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND         SERVED     DURING PAST 5 YEARS                 BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (50)       Director      Director     President of funds in the Fund           89       Trustee/Director/Managing
1221 Avenue of the Americas   and           since 1999   Complex. Chairman, President,                     General Partner of
New York, NY 10020            President                  Chief Executive Officer and                       funds in the Fund
                                                         Director of the Advisers and VK                   Complex.
                                                         Advisors Inc. since December
                                                         2002. Chairman, President and
                                                         Chief Executive Officer of Van
                                                         Kampen Investments since December
                                                         2002. Director of Van Kampen
                                                         Investments since December 1999.
                                                         Chairman and Director of Van
                                                         Kampen Funds Inc. since December
                                                         2002. President, Director and
                                                         Chief Operating Officer of Morgan
                                                         Stanley Investment Management
                                                         since December 1998. President
                                                         and Director since April 1997 and
                                                         Chief Executive Officer since
                                                         June 1998 of Morgan Stanley
                                                         Investment Advisors Inc. and
                                                         Morgan Stanley Services Company
                                                         Inc. Chairman, Chief Executive
                                                         Officer and Director of Morgan
                                                         Stanley Distributors Inc. since
                                                         June 1998. Chairman since June
                                                         1998, and Director since January
                                                         1998 of Morgan Stanley Trust.
                                                         Director of various Morgan
                                                         Stanley subsidiaries. President
                                                         of the Morgan Stanley Funds since
                                                         May 1999. Previously Chief
                                                         Executive Officer of Van Kampen
                                                         Funds Inc. from December 2002 to
                                                         July 2003, Chief Strategic
                                                         Officer of Morgan Stanley
                                                         Investment Advisors Inc. and
                                                         Morgan Stanley Services Company
                                                         Inc. and Executive Vice President
                                                         of Morgan Stanley Distributors
                                                         Inc. from April 1997 to June
                                                         1998. Chief Executive Officer
                                                         from September 2002 to April 2003
                                                         and Vice President from May 1997
                                                         to April 1999 of the Morgan
                                                         Stanley Funds.

                                                                                              NUMBER OF
                                              TERM OF                                          FUNDS IN
                                            OFFICE AND                                           FUND
                              POSITION(S)    LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME      PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND         SERVED     DURING PAST 5 YEARS                 BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (57)  Director      Director     Advisory Director of Morgan              91       Trustee/Director/Managing
1 Parkview Plaza                            since 1999   Stanley. Prior to December 2002,                  General Partner of
P.O. Box 5555                                            Chairman, Director, President,                    funds in the Fund
Oakbrook Terrace, IL 60181                               Chief Executive Officer and                       Complex.
                                                         Managing Director of Van Kampen
                                                         Investments and its investment
                                                         advisory, distribution and other
                                                         subsidiaries. Prior to December
                                                         2002, President and Chief
                                                         Executive Officer of funds in the
                                                         Fund Complex. Prior to May 1998,
                                                         Executive Vice President and
                                                         Director of Marketing at Morgan
                                                         Stanley and Director of Dean
                                                         Witter, Discover & Co. and Dean
                                                         Witter Realty. Prior to 1996,
                                                         Director of Dean Witter Reynolds
                                                         Inc.

Wayne W. Whalen* (64)         Director      Director     Partner in the law firm of               91       Trustee/Director/Managing
333 West Wacker Drive                       since 1997   Skadden, Arps, Slate, Meagher &                   General Partner of
Chicago, IL 60606                                        Flom (Illinois), legal counsel to                 funds in the Fund
                                                         funds in the Fund Complex.                        Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                      OFFICE AND
                                  POSITION(S)          LENGTH OF
NAME, AGE AND                      HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND               SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          Officer      Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                   since 1998   Vice President of funds in the Fund Complex. Prior to December
45th Floor                                                         2002, Chief Investment Officer of Van Kampen Investments and
Houston, TX 77056                                                  President and Chief Operations Officer of the Advisers and Van
                                                                   Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                                   President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Prior to May 2001, Managing Director and Chief
                                                                   Investment Officer of Van Kampen Investments, and Managing
                                                                   Director and President of the Advisers and Van Kampen Advisors
                                                                   Inc. Prior to December 2000, Executive Vice President and Chief
                                                                   Investment Officer of Van Kampen Investments, and President and
                                                                   Chief Operating Officer of the Advisers. Prior to April 2000,
                                                                   Executive Vice President and Chief Investment Officer for
                                                                   Equity Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice President
                                                                   and Portfolio Manager of Van Kampen American Capital Asset
                                                                   Management, Inc., Van Kampen American Capital Investment
                                                                   Advisory Corp. and Van Kampen American Capital Management, Inc.

Stefanie V. Chang (36)        Vice President          Officer      Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                           since 2003   Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice          Officer      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief     since 2002   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and Director
                                                                   of Morgan Stanley Trust for over 5 years. Executive Vice
                                                                   President and Chief Investment Officer of funds in the Fund
                                                                   Complex. Managing Director and Chief Investment Officer of Van
                                                                   Kampen Investments, the Advisers and Van Kampen Advisors Inc.
                                                                   since December 2002.

John R. Reynoldson (50)       Vice President          Officer      Executive Director and Portfolio Specialist of the Advisers and
1 Parkview Plaza                                      since 2000   Van Kampen Advisors Inc. Vice President of funds in the Fund
P.O. Box 5555                                                      Complex. Prior to July 2001, Principal and Co-head of the Fixed
Oakbrook Terrace, IL 60181                                         Income Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the Advisers
                                                                   and Van Kampen Advisors Inc. Prior to May 2000, Senior Vice
                                                                   President of the investment grade taxable group for the
                                                                   Advisers. Prior to June 1999, Senior Vice President of the
                                                                   government securities bond group for Asset Management.

                                                        TERM OF
                                                      OFFICE AND
                                  POSITION(S)          LENGTH OF
NAME, AGE AND                      HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND               SERVED     DURING PAST 5 YEARS
Ronald E. Robison (64)        Executive Vice          Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and           since 2003   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer and
                              Officer                              Managing Director of Morgan Stanley Investment Management Inc.
                                                                   Managing Director of Morgan Stanley. Managing Director and
                                                                   Director of Morgan Stanley Investment Advisors Inc. and Morgan
                                                                   Stanley Services Company Inc. Chief Executive Officer and
                                                                   Director of Morgan Stanley Trust. Vice President of the Morgan
                                                                   Stanley Funds.

A. Thomas Smith III (46)      Vice President and      Officer      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary               since 1999   Director of Van Kampen Investments, Director of the Advisers,
New York, NY 10020                                                 Van Kampen Advisors Inc., the Distributor, Investor Services
                                                                   and certain other subsidiaries of Van Kampen Investments.
                                                                   Managing Director and General Counsel-Mutual Funds of Morgan
                                                                   Stanley Investment Advisors, Inc. Vice President and Secretary
                                                                   of funds in the Fund Complex. Prior to July 2001, Managing
                                                                   Director, General Counsel, Secretary and Director of Van Kampen
                                                                   Investments, the Advisers, the Distributor, Investor Services,
                                                                   and certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the Advisers,
                                                                   Van Kampen Advisors Inc., the Distributor, Investor Services
                                                                   and certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General Counsel
                                                                   to New York Life Insurance Company ("New York Life"), and prior to March 1997, Associate General Counsel of New York Life.
                                                                   Prior to December 1993, Assistant General Counsel of The
                                                                   Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                                   Willkie Farr & Gallagher. Prior to January 1989, Staff Attorney
                                                                   at the Securities and Exchange Commission, Division of
                                                                   Investment Management, Office of Chief Counsel.

John L. Sullivan (48)         Vice President,         Officer      Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza              Chief Financial         since 1997   Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and Treasurer                subsidiaries of Van Kampen Investments. Vice President, Chief
Oakbrook Terrace, IL 60181                                         Financial Officer and Treasurer of funds in the Fund Complex.
                                                                   Head of Fund Accounting for Morgan Stanley Investment
                                                                   Management. Prior to December 2002, Executive Director of Van
                                                                   Kampen Investments, the Advisers and Van Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                          [VANKAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    450, 550, 650                              Member NASD/SIPC.
                    MSGE ANR 8/03                               11647H03-AP-8/03

VAN KAMPEN
GLOBAL FRANCHISE FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

                NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 9/25/98 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

                               VAN KAMPEN GLOBAL           MSCI WORLD INDEX
                               FRANCHISE FUND              WITH NET DIVIDENDS
 9/25/1998                                $9,425                      $10,000
 9/30/1998                                $9,227                       $9,795
12/31/1998                               $10,290                      $11,817
 3/31/1999                               $10,462                      $12,239
 6/30/1999                               $11,425                      $12,881
 9/30/1999                               $11,530                      $12,629
12/31/1999                               $12,399                      $14,772
 3/31/2000                               $12,935                      $14,896
 6/30/2000                               $13,691                      $14,278
 9/30/2000                               $13,879                      $13,461
12/31/2000                               $15,709                      $12,544
 3/31/2001                               $15,043                      $10,945
 6/30/2001                               $15,762                      $11,192
 9/30/2001                               $15,022                       $9,511
12/31/2001                               $15,873                      $10,379
 3/31/2002                               $17,705                      $10,428
 6/30/2002                               $18,355                       $9,437
 9/30/2002                               $16,842                       $7,681
12/31/2002                               $16,920                       $8,250
 3/31/2003                               $15,588                       $7,792
 6/30/2003                               $18,082                       $9,084

AVERAGE ANNUAL               A SHARES                B SHARES              C SHARES
TOTAL RETURN               SINCE 9/25/98           SINCE 9/25/98         SINCE 9/25/98
-----------------------------------------------------------------------------------------
RETURNS                  W/O SALES   W/SALES    W/O SALES   W/SALES   W/O SALES  W/SALES
BEFORE TAXES              CHARGES    CHARGES     CHARGES    CHARGES    CHARGES   CHARGES
Since Inception            14.66%     13.25%      13.77%     13.57%     13.95%    13.95%
3-year                      9.72       7.57        8.83       7.98       8.85      8.85
1-year                     -1.49      -7.15       -2.25      -7.14      -2.24     -3.21

RETURNS AFTER TAXES
  ON DISTRIBUTIONS
Since Inception            13.76      12.36       13.10      12.90      13.28     13.28
3-year                      9.07       6.94        8.40       7.55       8.43      8.43
1-year                     -1.47      -7.13       -2.23      -7.12      -2.22     -3.19

RETURNS AFTER TAXES
  ON DISTRIBUTIONS AND
  SALE OF FUND SHARES
Since Inception            11.81      10.60       11.19      11.02      11.34     11.34
3-year                      7.70       5.94        7.09       6.39       7.11      7.11
1-year                     -0.89      -4.36       -1.36      -4.36      -1.35     -1.95

The tables above show average annual total returns before taxes, after taxes on distributions and after taxes on distributions and sale of these shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's individual tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Global Franchise Fund is managed by the adviser's Global Franchise team. Current members include(1) Hassan Elmasry, Executive Director, and Paras Dodia, Senior Associate. The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Global stock markets finished the 12-month period down 2 percent as measured by the MSCI World Index with Net Dividends. Global investors' chief concerns for the period included continued fallout from corporate fraud together with regulatory uncertainty, the conflict in Iraq, general economic slowdown, and monitoring deflation risk.

     However, after a very slow second half of 2002, the first half of 2003--and the second quarter in particular--brought good news to investors in many asset classes. Overall investor sentiment improved significantly as U.S. and international markets continued their post-war rally. The S&P 500 Index rose 15 percent during the second quarter and 21 percent from its March 12 low. The MSCI World Index was up 17 percent for the second quarter. The optimistic nature of this rally is clearly marked by the performance of individual sectors: the three top-performing sectors were financials (up 21 percent), telecommunications (up 20 percent) and information technology (up 20 percent). However, along with the hope of economic recovery and improved stock market performance, a cautious investor could not ignore persisting economic uncertainty and geopolitical risks that were not completely resolved.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund outperformed its benchmark index.

     - Van Kampen Global Franchise Fund returned -1.49 percent for the 12 months ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

(1)  Team members may change at any time without notice.

     - The fund's benchmark, the MSCI World Index (with Net Dividends), returned -2.37 percent. Overall, the Global Franchise strategy of seeking to invest in companies with resilient business franchises, substantial free cash flow, capable management and growth potential has served investors well over the past three years by generating positive absolute returns during one of the longest bear markets. We remain confident that the quality and value focus in the fund should continue to generate positive absolute returns over time.

     See Performance Summary for additional information and index definitions.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Three top contributors to performance were Kone, Zardoya-Otis, and British American Tobacco.(2)

     - Kone (Finland) and Zardoya-Otis (Spain) build elevators and escalators, and hold long-term servicing contracts that generate stable cash flow.

     - British American Tobacco, the fund's largest holding, owns well-known cigarette brands Rothmans, Benson & Hedges, Dunhill, Kent, and Lucky Strike. The company continued to benefit from its pricing power and high free-cash-flow generation.

TOP 10 HOLDINGS AS OF 6/30/03

British American Tobacco                       7.9%
Cadbury Schweppes                              5.3
Kone Oyj                                       5.2
Altria Group                                   5.0
Nestle                                         4.7
Groupe Danone                                  4.7
Diageo                                         4.5
Reckitt Benckiser                              4.3
Swedish Match                                  4.3
Kimberly-Clark                                 4.1

TOP 5 INDUSTRIES AS OF 6/30/03

Tobacco                                       20.0%
Packaged Foods                                14.8
Distillers & Vintner                          13.3
Pharmaceuticals                               13.3
Publishing                                     9.7

TOP 5 COUNTRIES AS OF 6/30/03

United Kingdom                                39.8%
United States                                 21.7
Switzerland                                    8.9
France                                         7.3
Finland                                        5.2

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

Q.   WHAT STOCKS HINDERED PERFORMANCE?

A. The largest detractors from fund performance were Cadbury Schweppes, SMG, and Diageo.

     - Cadbury Schweppes was the fund's second largest holding at the end of the period. During the period, the market punished the company for its acquisition of Adams Gums, which owns Trident, Dentyne, Halls and Bubblicious brands. However, Cadbury still possesses the high-quality and compelling-valuation characteristics we seek. The company is trading on a relatively high free-cash-flow yield and owns a stable of leading food and beverage brands, including Dr. Pepper, Cadbury, and Snapple. Cadbury's challenge in the medium term is to integrate and support Adams's brands.

     - Shares of SMG, Scotland's foremost media company, suffered from a combination of negative investor sentiment surrounding an aggressive acquisition program and the general slowdown in advertising spending that has hurt many media companies during the past three years.

     - Diageo is the world's largest spirits producer, with a 30 percent market share in the United States. The U.K.-based company owns Johnnie Walker scotch, Bailey's liqueur, and J&B whiskey, as well as former Seagram brands acquired in late 2001.

Q.   HOW DOES THE PORTFOLIO STRUCTURE REFLECT YOUR INVESTMENT STRATEGY?

A. The portfolio structure grows out of our investment philosophy, which is driven by three factors. First, we believe that relatively few companies can deliver consistent returns to their shareholders over time. Second, equity benchmarks are not a reliable tool in portfolio construction as they are a collection of performers and non-performers. We find winners by employing a bottom-up approach, searching for value and quality one company at a time. Third, we believe that our investors' financial responsibilities are real. Losing money earmarked for long-term goals such as college tuition, retirement, or a down payment on a house has a big impact on an investor. We address this by focusing on capital preservation and downside protection.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. We remain focused on the Global Franchise investment philosophy of quality and value. We continue to invest in companies with strong franchises that are supported by dominant intangible brands, substantial free-cash flow, and growth potential, and do so only when the valuations are compelling to us.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                                  MARKET
DESCRIPTION                                                                       SHARES          VALUE
COMMON STOCKS 95.6%
CANADA  2.9%
Torstar Corp., Class B                                                             989,766     $ 20,112,892
                                                                                               ------------
FINLAND  4.9%
Kone Oyj, Class B                                                                  818,010       34,343,443
                                                                                               ------------
FRANCE  7.0%
Aventis, SA                                                                        315,971       17,412,685
Groupe Danone                                                                      224,443       31,108,958
                                                                                               ------------
                                                                                                 48,521,643
                                                                                               ------------
ITALY  3.2%
Davide Campari-Milano S.p.A                                                        584,482       22,421,225
                                                                                               ------------
NETHERLANDS  2.7%
Reed Elsevier NV                                                                 1,576,099       18,618,569
                                                                                               ------------
SPAIN  3.5%
Zardoya Otis S.A                                                                 1,464,453       22,066,786
Zardoya Otis S.A.--Warrants expiring 06/16/03 (a)                                1,464,453        2,189,834
                                                                                               ------------
                                                                                                 24,256,620
                                                                                               ------------
SWEDEN  4.1%
Swedish Match, AB                                                                3,772,962       28,550,155
                                                                                               ------------
SWITZERLAND  8.5%
Compagnie Financiere Richemont AG, Class A                                         679,718       11,013,483
Nestle SA (Registered)                                                             152,894       31,617,248
Novartis AG                                                                        426,923       16,930,359
                                                                                               ------------
                                                                                                 59,561,090
                                                                                               ------------
UNITED KINGDOM  38.0%
Allied Domecq plc                                                                4,170,010       23,021,326
British American Tobacco plc                                                     4,628,006       52,591,238
Cadbury Schweppes plc                                                            6,008,120       35,552,357
Capital Radio plc                                                                1,971,457       16,781,907
Diageo plc                                                                       2,802,251       29,968,023
GlaxoSmithKline plc                                                              1,092,688       22,088,662
Imperial Tobacco Group plc                                                       1,070,235       19,158,186
Reckitt Benckiser plc                                                            1,570,919       28,873,894

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                                  MARKET
DESCRIPTION                                                                       SHARES          VALUE
UNITED KINGDOM (CONTINUED)
SMG plc                                                                         11,772,650     $ 16,248,283
WPP Group plc                                                                    2,654,376       20,840,246
                                                                                               ------------
                                                                                                265,124,122
                                                                                               ------------
UNITED STATES  20.8%
Altria Group, Inc.                                                                 726,174       32,997,347
Bristol-Myers Squibb Co.                                                           593,758       16,120,530
Brown-Forman Corp., Class B                                                        171,154       13,456,128
Fortune Brands, Inc.                                                               242,461       12,656,464
Kimberly-Clark Corp.                                                               523,216       27,280,482
Merck & Co., Inc.                                                                  268,058       16,230,912
New York Times Co., Class A                                                        573,059       26,074,185
                                                                                               ------------
                                                                                                144,816,048
                                                                                               ------------

TOTAL LONG-TERM INVESTMENTS 95.6%
   (Cost $629,619,729)                                                                          666,325,807
                                                                                               ------------

REPURCHASE AGREEMENT  5.3%
State Street Bank & Trust Co. ($37,092,000 par collateralized by
   U.S. Government obligations in a pooled cash account, dated
   06/30/03, to be sold on 07/01/03 at $37,092,670)
   (Cost $37,092,000)                                                                            37,092,000
                                                                                               ------------

TOTAL INVESTMENTS  100.9%
   (Cost $666,711,729)                                                                          703,417,807

FOREIGN CURRENCY  0.5%
   (Cost $3,278,162)                                                                              3,253,023

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)                                                    (9,677,199)
                                                                                               ------------

NET ASSETS  100.0%                                                                             $696,993,631
                                                                                               ============

(a) Non-income producing security as this security does not declare dividends or pay interest.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003

ASSETS:
Total Investments (Cost $666,711,729)                                                              $703,417,807
Foreign Currency (Cost $3,278,162)                                                                    3,253,023
Cash                                                                                                          7
Receivables:
   Fund Shares Sold                                                                                  11,898,774
   Investments Sold                                                                                   4,840,578
   Dividends                                                                                          1,787,785
   Interest                                                                                                 670
Other                                                                                                    33,675
                                                                                                   ------------
     Total Assets                                                                                   725,232,319
                                                                                                   ------------
LIABILITIES:
Payables:
   Investments Purchased                                                                             23,739,146
   Fund Shares Repurchased                                                                            1,323,331
   Distributor and Affiliates                                                                           595,271
   Investment Advisory Fee                                                                              550,895
Forward Foreign Currency Contracts                                                                    1,897,821
Accrued Expenses                                                                                         94,119
Directors' Deferred Compensation and Retirement Plans                                                    38,105
                                                                                                   ------------
     Total Liabilities                                                                               28,238,688
                                                                                                   ------------
NET ASSETS                                                                                         $696,993,631
                                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)                                                                              $665,952,460
Net Unrealized Appreciation                                                                          34,837,476
Accumulated Net Investment Income                                                                    (1,188,114)
Accumulated Net Realized Loss                                                                        (2,608,191)
                                                                                                   ------------
NET ASSETS                                                                                         $696,993,631
                                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $365,002,295 and 21,519,165 shares of beneficial interest issued and
     outstanding)                                                                                  $      16.96
     Maximum sales charge (5.75% of offering price)                                                        1.03
                                                                                                   ------------
     Maximum offering price to public                                                              $      17.99
                                                                                                   ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $207,550,319 and 12,397,243 shares of beneficial interest issued and
     outstanding)                                                                                  $      16.74
                                                                                                   ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $124,441,017 and 7,371,447 shares of beneficial interest issued and
     outstanding)                                                                                  $      16.88
                                                                                                   ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,435,674)                                         $13,968,349
Interest                                                                                               353,305
Other                                                                                                    4,226
                                                                                                   -----------
     Total Income                                                                                   14,325,880
                                                                                                   -----------
EXPENSES:
Investment Advisory Fee                                                                              4,683,200
Distribution (12b-1) and Service Fees  (Attributed to Classes A, B
   and C of $615,047, $1,412,315 and $826,140, respectively)                                         2,853,502
Administrative Fee                                                                                     683,261
Shareholder Services                                                                                   572,692
Custody                                                                                                149,614
Legal                                                                                                   48,809
Directors' Fees and Related Expenses                                                                    20,227
Other                                                                                                  281,427
                                                                                                   -----------
     Total Expenses                                                                                  9,292,732
     Less Credits Earned on Cash Balances                                                                1,018
                                                                                                   -----------
     Net Expenses                                                                                    9,291,714
                                                                                                   -----------
NET INVESTMENT INCOME                                                                              $ 5,034,166
                                                                                                   ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                                     $(2,334,713)
   Foreign Currency Transactions                                                                    (5,963,833)
                                                                                                   -----------
Net Realized Loss                                                                                   (8,298,546)
                                                                                                   -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                                          12,698,225
   End of the Period:
     Investments                                                                                    36,706,078
     Forward Commitments                                                                            (1,897,821)
     Foreign Currency Translation                                                                       29,219
                                                                                                   -----------
                                                                                                    34,837,476
                                                                                                   -----------
Net Unrealized Appreciation During the Period                                                       22,139,251
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN                                                                   $13,840,705
                                                                                                   ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                         $18,874,871
                                                                                                   ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED       YEAR ENDED
                                                                             JUNE 30, 2003    JUNE 30, 2002
                                                                             ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                        $   5,034,166     $    330,639
Net Realized Loss                                                               (8,298,546)      (1,082,977)
Net Unrealized Appreciation During the Period                                   22,139,251       10,617,283
                                                                             -------------     ------------
Change in Net Assets from Operations                                            18,874,871        9,864,945
                                                                             -------------     ------------

Distributions from Net Investment Income:
   Class A Shares                                                                      -0-         (188,482)
   Class B Shares                                                                      -0-           (2,637)
   Class C Shares                                                                      -0-           (1,473)
                                                                             -------------     ------------
                                                                                       -0-         (192,592)
                                                                             -------------     ------------
Distributions from Net Realized Gain:
   Class A Shares                                                                  (53,503)             -0-
   Class B Shares                                                                  (31,709)             -0-
   Class C Shares                                                                  (18,163)             -0-
                                                                             -------------     ------------
                                                                                  (103,375)             -0-
                                                                             -------------     ------------
Total Distributions                                                               (103,375)        (192,592)
                                                                             -------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                             18,771,496        9,672,353
                                                                             -------------     ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                      751,352,095      272,649,152
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                                            92,201          170,624
Cost of Shares Repurchased                                                    (340,243,513)     (43,664,519)
                                                                             -------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                             411,200,783      229,155,257
                                                                             -------------     ------------
TOTAL INCREASE IN NET ASSETS                                                   429,972,279      238,827,610
NET ASSETS:
Beginning of the Period                                                        267,021,352       28,193,742
                                                                             -------------     ------------
End of the Period (Including accumulated undistributed
   net investment income of ($1,188,114) and
   ($264,712), respectively)                                                 $ 696,993,631     $267,021,352
                                                                             =============     ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                SEPTEMBER 25, 1998
                                                                                                                  (COMMENCEMENT
                                                                            YEAR ENDED JUNE 30,                   OF INVESTMENT
                                                               ---------------------------------------------      OPERATIONS) TO
CLASS A SHARES                                                 2003 (a)    2002 (a)    2001 (a)     2000 (a)    JUNE 30, 1999 (a)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                                    $ 17.23     $ 14.91     $ 13.78      $ 11.98        $ 10.00
                                                                -------     -------     -------      -------        -------
  Net Investment Income                                             .22         .12         .15          .08            .14
  Net Realized and
     Unrealized Gain/Loss                                          (.49)       2.31        1.89         2.22           1.97
                                                                -------     -------     -------      -------        -------
Total from Investment Operations                                   (.27)       2.43        2.04         2.30           2.11
                                                                -------     -------     -------      -------        -------
Less:
  Distributions from Net
     Investment Income                                              -0-        (.11)       (.21)        (.32)          (.13)
  Distributions from
     Net Realized Gain                                              -0-(c)      -0-        (.70)        (.18)           -0-
                                                                -------     -------     -------      -------        -------
Total Distributions                                                 -0-(c)     (.11)       (.91)        (.50)          (.13)
                                                                -------     -------     -------      -------        -------
NET ASSET VALUE, END OF THE PERIOD                              $ 16.96     $ 17.23     $ 14.91      $ 13.78        $ 11.98
                                                                =======     =======     =======      =======        =======

Total Return*(b)                                                 -1.49%      16.45%      15.13%       19.83%         21.22%**
Net Assets at End of the Period
  (In millions)                                                 $ 365.0     $ 139.3     $  15.8      $   1.9        $   1.2
Ratio of Expenses to Average
  Net Assets*                                                     1.62%       1.80%       1.80%        1.80%          1.80%
Ratio of Net Investment Income
  to Average Net Assets*                                          1.40%        .73%       1.04%         .70%          1.57%
Portfolio Turnover                                                  24%         21%          8%          29%             9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
    Net Assets (d)                                                  N/A       1.80%       2.76%        7.17%         13.55%
Ratio of Net Investment Income/Loss
    to Average Net Assets (d)                                       N/A        .73%        .09%       (4.67%)       (10.17%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                SEPTEMBER 25, 1998
                                                                                                                  (COMMENCEMENT
                                                                            YEAR ENDED JUNE 30,                   OF INVESTMENT
                                                               ---------------------------------------------      OPERATIONS) TO
CLASS B SHARES                                                 2003 (a)    2002 (a)    2001 (a)     2000 (a)    JUNE 30, 1999 (a)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                                    $ 17.14     $ 14.84     $ 13.73      $ 11.92        $ 10.00
                                                                -------     -------     -------      -------        -------
  Net Investment Income/Loss                                        .11         .01         .05         (.01)           .07
  Net Realized and
     Unrealized Gain/Loss                                          (.51)       2.29        1.85         2.22           1.96
                                                                -------     -------     -------      -------        -------
Total from Investment Operations                                   (.40)       2.30        1.90         2.21           2.03
                                                                -------     -------     -------      -------        -------
Less:
  Distributions from Net
     Investment Income                                              -0-         -0-(c)     (.09)        (.22)          (.11)
  Distributions from
     Net Realized Gain                                              -0-(c)      -0-        (.70)        (.18)           -0-
                                                                -------     -------     -------      -------        -------
Total Distributions                                                 -0-(c)      -0-(c)     (.79)        (.40)          (.11)
                                                                -------     -------     -------      -------        -------
NET ASSET VALUE, END OF THE PERIOD                              $ 16.74     $ 17.14     $ 14.84      $ 13.73        $ 11.92
                                                                =======     =======     =======      =======        =======

Total Return*(b)                                                 -2.25%      15.53%      14.16%       19.09%         20.40%**
Net Assets at End of the Period
  (In millions)                                                 $ 207.6     $  80.5     $   7.1      $   2.0        $    .6
Ratio of Expenses to Average
  Net Assets*                                                     2.38%       2.55%       2.55%        2.55%          2.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets*                                           .70%        .05%        .34%        (.04%)          .77%
Portfolio Turnover                                                  24%         21%          8%          29%             9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
    Net Assets (d)                                                  N/A       2.55%       3.82%        8.17%         14.45%
Ratio of Net Investment Income/Loss
    to Average Net Assets (d)                                       N/A        .05%       (.93%)      (5.93%)       (11.12%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                SEPTEMBER 25, 1998
                                                                                                                  (COMMENCEMENT
                                                                            YEAR ENDED JUNE 30,                   OF INVESTMENT
                                                               ---------------------------------------------      OPERATIONS) TO
CLASS C SHARES                                                 2003 (a)    2002 (a)    2001 (a)     2000 (a)    JUNE 30, 1999 (a)
                                                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                                    $ 17.28     $ 14.96     $ 13.83      $ 12.02        $ 10.00
                                                                -------     -------     -------      -------        -------
  Net Investment Income                                             .11         .01         .05          -0-(c)         .06
  Net Realized and
     Unrealized Gain/Loss                                          (.51)       2.31        1.87         2.21           2.07
                                                                -------     -------     -------      -------        -------
Total from Investment Operations                                   (.40)       2.32        1.92         2.21           2.13
                                                                -------     -------     -------      -------        -------
Less:
  Distributions from Net
     Investment Income                                              -0-         -0-(c)     (.09)        (.22)          (.11)
  Distributions from
     Net Realized Gain                                              -0-(c)      -0-        (.70)        (.18)           -0-
                                                                -------     -------     -------      -------        -------
Total Distributions                                                 -0-(c)      -0-(c)     (.79)        (.40)          (.11)
                                                                -------     -------     -------      -------        -------
NET ASSET VALUE, END OF THE PERIOD                              $ 16.88     $ 17.28     $ 14.96      $ 13.83        $ 12.02
                                                                =======     =======     =======      =======        =======

Total Return*(b)                                                 -2.24%      15.53%      14.19%       18.92%         21.40%**
Net Assets at End of the Period
  (In millions)                                                 $ 124.4     $  47.2     $   5.3      $   1.8        $    .5
Ratio of Expenses to Average
  Net Assets*                                                     2.38%       2.55%       2.55%        2.55%          2.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets*                                           .73%        .04%        .34%        (.02%)          .69%
Portfolio Turnover                                                  24%         21%          8%          29%             9%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
    Net Assets (d)                                                  N/A       2.55%       3.84%        7.15%         16.07%
Ratio of Net Investment Income/Loss
    to Average Net Assets (d)                                       N/A        .04%       (.95%)      (4.59%)       (12.83%)

**  Non-Annualized

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income/Loss to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $402,581, which will expire on June 30, 2011.
     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                    $668,917,339
                                                                        ============
Gross tax unrealized appreciation                                       $ 53,813,367
Gross tax unrealized depreciation                                        (19,312,899)
                                                                        ------------
Net tax unrealized appreciation on investments                          $ 34,500,468
                                                                        ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
     The tax character of distributions paid during 2003 and 2002 was as follows:

                                                                  2003       2002
Distributions paid from:
  Ordinary income                                               $    -0-   $192,592
  Long-term capital gain                                         101,184        -0-
  Return of Capital                                                2,191        -0-
                                                                --------   --------
                                                                $103,375   $192,592
                                                                ========   ========

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $5,963,833 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference related to a return of capital totaling $2,191 was reclassified from accumulated net realized loss to capital. A permanent book and tax difference related to a correction of a prior year amount totaling $4,191 was reclassified from capital to accumulated undistributed net investment income. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $2,074 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.
     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $1,677,859

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $1,018 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS               % PER ANNUM
First $500 million                         1.00%
Next $500 million                          0.95%
Over $1 billion                            0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.
     For the year ended June 30, 2003, the Fund recognized expenses of approximately $9,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $39,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.
     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $12,300 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $385,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser did not reimburse the Fund as these fees were less than 0.25% of the average daily net assets of the Fund. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $27,295 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $1,503.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $349,432,531, $198,014,336 and $118,505,593 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                SHARES          VALUE
Sales:
   Class A                                    31,784,765    $ 505,167,431
   Class B                                     9,613,550      151,325,584
   Class C                                     5,979,563       94,859,080
                                             -----------    -------------
Total Sales                                   47,377,878    $ 751,352,095
                                             ===========    =============
Dividend Reinvestment:
   Class A                                         3,111    $      48,694
   Class B                                         1,857           28,795
   Class C                                           940           14,712
                                             -----------    -------------
Total Dividend Reinvestment                        5,908    $      92,201
                                             ===========    =============
Repurchases:
   Class A                                   (18,355,257)   $(289,414,440)
   Class B                                    (1,913,133)     (29,784,301)
   Class C                                    (1,343,217)     (21,044,772)
                                             -----------    -------------
Total Repurchases                            (21,611,607)   $(340,243,513)
                                             ===========    =============

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     At June 30, 2002, capital aggregated $133,634,188, $76,446,158 and
$44,677,713 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                SHARES          VALUE
Sales:
   Class A                                     9,344,819    $ 156,534,352
   Class B                                     4,436,098       73,657,775
   Class C                                     2,531,817       42,457,025
                                             -----------    -------------
Total Sales                                   16,312,734    $ 272,649,152
                                             ===========    =============
Dividend Reinvestment:
   Class A                                        11,664    $     167,381
   Class B                                           147            2,106
   Class C                                            79            1,137
                                             -----------    -------------
Total Dividend Reinvestment                       11,890    $     170,624
                                             ===========    =============
Repurchases:
   Class A                                    (2,331,855)   $ (37,701,940)
   Class B                                      (219,908)      (3,564,099)
   Class C                                      (148,835)      (2,398,480)
                                             -----------    -------------
Total Repurchases                             (2,700,598)   $ (43,664,519)
                                             ===========    =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 18,895 and 8,339 Class B Shares, respectively, converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                              CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF
                                               DOLLAR AMOUNT SUBJECT TO
                                                        CHARGE
                                             ---------------------------
YEAR OF REDEMPTION                             CLASS B        CLASS C
First                                           5.00%          1.00%
Second                                          4.00%           None
Third                                           3.00%           None
Fourth                                          2.50%           None
Fifth                                           1.50%           None
Thereafter                                       None           None

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $614,100 and CDSC on redeemed shares of Classes B and C of approximately $479,500. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $500,669,381 and $104,478,509, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $6,238,100 and $362,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in the fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $1,766,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $122,300.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                UNREALIZED
                                                    CURRENT    APPRECIATION/
                                                     VALUE     DEPRECIATION
SHORT CONTRACTS:
British Pound, 44,100,000 expiring 8/5/03         $72,703,899  $(1,897,821)
                                                  ===========  ===========

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Global Franchise Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

* Open to new investors for a limited time
**Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL FRANCHISE FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

  For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2003. The Fund designated and paid $103,375 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year. Provided the Fund makes a distribution in December 2003, the Fund intends to pass through foreign tax credits of $1,435,674 and has derived gross income from sources within foreign countries amounting to $9,034,483.**

(1)  Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

**   This information is unaudited.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                              NUMBER OF
                                            TERM OF                                            FUNDS IN
                                          OFFICE AND                                             FUND
                             POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
David C. Arch (58)           Director     Director      Chairman and Chief Executive               91      Trustee/Director/Managing
Blistex Inc.                              since 2003    Officer of Blistex Inc., a consumer                General Partner of funds
1800 Swift Drive                                        health care products manufacturer.                 in the Fund Complex.
Oak Brook, IL 60523                                     Former Director of the World
                                                        Presidents Organization-Chicago
                                                        Chapter. Director of the Heartland
                                                        Alliance, a nonprofit organization
                                                        serving human needs based in
                                                        Chicago.

J. Miles Branagan (71)       Director     Director      Private investor. Co-founder, and          89      Trustee/Director/Managing
1632 Morning Mountain Road                since 1998    prior to August 1996, Chairman,                    General Partner of funds
Raleigh, NC 27614                                       Chief Executive Officer and                        in the Fund Complex.
                                                        President, MDT Corporation (now
                                                        known as Getinge/Castle, Inc., a
                                                        subsidiary of Getinge Industrier
                                                        AB), a company which develops,
                                                        manufactures, markets and services
                                                        medical and scientific equipment.

                                                                                              NUMBER OF
                                            TERM OF                                           FUNDS IN
                                          OFFICE AND                                            FUND
                             POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (64)         Director     Director      Prior to January 1999, Chairman and        89      Trustee/Director/Managing
33971 Selva Road                          since 1999    Chief Executive Officer of the                     General Partner of funds
Suite 130                                               Allstate Corporation ("Allstate")                  in the Fund Complex.
Dana Point, CA 92629                                    and Allstate Insurance Company.                    Director of Amgen Inc., a
                                                        Prior to January 1995, President                   biotechnological company,
                                                        and Chief Executive Officer of                     and Director of Valero
                                                        Allstate. Prior to August 1994,                    Energy Corporation, an
                                                        various management positions at                    independent refining
                                                        Allstate.                                          company.

Rod Dammeyer (62)            Director     Director      President of CAC, llc., a private          91      Trustee/Director/Managing
CAC, llc.                                 since 2003    company offering capital investment                General Partner of funds
4350 LaJolla Village Drive                              and management advisory services.                  in the Fund Complex.
Suite 980                                               Prior to July 2000, Managing                       Director of TeleTech
San Diego, CA 92122-6223                                Partner of Equity Group Corporate                  Holdings Inc.,
                                                        Investment (EGI), a company that                   Stericycle, Inc.,
                                                        makes private investments in other                 TheraSense, Inc., GATX
                                                        companies.                                         Corporation, Arris Group,
                                                                                                           Inc. and Trustee of the
                                                                                                           University of Chicago
                                                                                                           Hospitals and Health
                                                                                                           Systems. Prior to May
                                                                                                           2002, Director of
                                                                                                           Peregrine Systems Inc.
                                                                                                           Prior to February 2001,
                                                                                                           Vice Chairman and
                                                                                                           Director of Anixter
                                                                                                           International, Inc. and
                                                                                                           IMC Global Inc. Prior to
                                                                                                           July 2000, Director of
                                                                                                           Allied Riser
                                                                                                           Communications Corp.,
                                                                                                           Matria Healthcare Inc.,
                                                                                                           Transmedia Networks,
                                                                                                           Inc., CNA Surety, Corp.
                                                                                                           and Grupo Azcarero Mexico
                                                                                                           (GAM). Prior to April
                                                                                                           1999, Director of Metal
                                                                                                           Management, Inc.

                                                                                               NUMBER OF
                                            TERM OF                                            FUNDS IN
                                          OFFICE AND                                             FUND
                             POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Linda Hutton Heagy (55)      Director     Director      Managing Partner of Heidrick &             89      Trustee/Director/Managing
Heidrick & Struggles                      since 1998    Struggles, an executive search                     General Partner of funds
233 South Wacker Drive                                  firm. Trustee on the University of                 in the Fund Complex.
Suite 7000                                              Chicago Hospitals Board, Vice Chair
Chicago, IL 60606                                       of the Board of the YMCA of
                                                        Metropolitan Chicago and a member
                                                        of the Women's Board of the
                                                        University of Chicago. Prior to
                                                        1997, Partner of Ray & Berndtson,
                                                        Inc., an executive recruiting firm.
                                                        Prior to 1996, Trustee of The
                                                        International House Board, a
                                                        fellowship and housing organization
                                                        for international graduate
                                                        students. Prior to 1995, Executive
                                                        Vice President of ABN AMRO, N.A., a
                                                        bank holding company. Prior to
                                                        1992, Executive Vice President of
                                                        La Salle National Bank.

R. Craig Kennedy (51)        Director     Director      Director and President of the              89      Trustee/Director/Managing
11 DuPont Circle, N.W.                    since 1998    German Marshall Fund of the United                 General Partner of funds
Washington, D.C. 20016                                  States, an independent U.S.                        in the Fund Complex.
                                                        foundation created to deepen
                                                        understanding, promote
                                                        collaboration and stimulate
                                                        exchanges of practical experience
                                                        between Americans and Europeans.
                                                        Formerly, advisor to the Dennis
                                                        Trading Group Inc., a managed
                                                        futures and option company that
                                                        invests money for individuals and
                                                        institutions. Prior to 1992,
                                                        President and Chief Executive
                                                        Officer, Director and member of the
                                                        Investment Committee of the Joyce
                                                        Foundation, a private foundation.

Howard J Kerr (67)           Director     Director      Prior to 1998, President and Chief         91      Trustee/Director/Managing
736 North Western Avenue                  since 2003    Executive Officer of Pocklington                   General Partner of funds
P.O. Box 317                                            Corporation, Inc., an investment                   in the Fund Complex.
Lake Forest, IL 60045                                   holding company. Director of the                   Director of the Lake
                                                        Marrow Foundation                                  Forest Bank & Trust.

                             POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Jack E. Nelson (67)          Director     Director      President of Nelson Investment             89      Trustee/Director/Managing
423 Country Club Drive                    since 1998    Planning Services, Inc., a                         General Partner of funds
Winter Park, FL 32789                                   financial planning company and                     in the Fund Complex.
                                                        registered investment adviser in
                                                        the State of Florida. President of
                                                        Nelson Ivest Brokerage Services
                                                        Inc., a member of the NASD,
                                                        Securities Investors Protection
                                                        Corp. and the Municipal Securities
                                                        Rulemaking Board. President of
                                                        Nelson Sales and Services
                                                        Corporation, a marketing and
                                                        services company to support
                                                        affiliated companies.

Hugo F. Sonnenschein (62)    Director     Director      President Emeritus and Honorary            91      Trustee/Director/Managing
1126 E. 59th Street                       since 2003    Trustee of the University of                       General Partner of funds
Chicago, IL 60637                                       Chicago and the Adam Smith                         in the Fund Complex.
                                                        Distinguished Service Professor in                 Director of Winston
                                                        the Department of Economics at the                 Laboratories, Inc.
                                                        University of Chicago. Prior to
                                                        July 2000, President of the
                                                        University of Chicago. Trustee of
                                                        the University of Rochester and a
                                                        member of its investment committee.
                                                        Member of the National Academy of
                                                        Sciences, the American
                                                        Philosophical Society and a fellow
                                                        of the American Academy of Arts and
                                                        Sciences.

Suzanne H. Woolsey (61)      Director     Director      Chief Communications Officer of the        89      Trustee/Director/Managing
2101 Constitution Ave., N.W.              since 1999    National Academy of                                General Partner of funds
Room 285                                                Sciences/National Research Council,                in the Fund Complex.
Washington, D.C. 20418                                  an independent, federally chartered                Director of Neurogen
                                                        policy institution, since 2001 and                 Corporation, a
                                                        previously Chief Operating Officer                 pharmaceutical company,
                                                        from 1993 to 2001. Director of the                 since January 1998.
                                                        Institute for Defense Analyses, a
                                                        federally funded research and
                                                        development center, Director of the
                                                        German Marshall Fund of the United
                                                        States, and Trustee of Colorado
                                                        College. Prior to 1993, Executive
                                                        Director of the Commission on
                                                        Behavioral and Social Sciences and
                                                        Education at the National Academy
                                                        of Sciences/National Research
                                                        Council. From 1980 through 1989,
                                                        Partner of Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                               NUMBER OF
                                            TERM OF                                            FUNDS IN
                                          OFFICE AND                                             FUND
                             POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED      DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director     Director      President of funds in the Fund             89      Trustee/Director/Managing
1221 Avenue of the Americas  and          since 1999    Complex. Chairman, President, Chief                General Partner of funds
New York, NY 10020           President                  Executive Officer and Director of                  in the Fund Complex.
                                                        the Advisers and VK Advisors Inc.
                                                        since December 2002. Chairman,
                                                        President and Chief Executive
                                                        Officer of Van Kampen Investments
                                                        since December 2002. Director of
                                                        Van Kampen Investments since
                                                        December 1999. Chairman and
                                                        Director of Van Kampen Funds Inc.
                                                        since December 2002. President,
                                                        Director and Chief Operating
                                                        Officer of Morgan Stanley
                                                        Investment Management since
                                                        December 1998. President and
                                                        Director since April 1997 and Chief
                                                        Executive Officer since June 1998
                                                        of Morgan Stanley Investment
                                                        Advisors Inc. and Morgan Stanley
                                                        Services Company Inc. Chairman,
                                                        Chief Executive Officer and
                                                        Director of Morgan Stanley
                                                        Distributors Inc. since June 1998.
                                                        Chairman since June 1998, and
                                                        Director since January 1998 of
                                                        Morgan Stanley Trust. Director of
                                                        various Morgan Stanley
                                                        subsidiaries. President of the
                                                        Morgan Stanley Funds since May
                                                        1999. Previously Chief Executive
                                                        Officer of Van Kampen Funds Inc.
                                                        from December 2002 to July 2003,
                                                        Chief Strategic Officer of Morgan
                                                        Stanley Investment Advisors Inc.
                                                        and Morgan Stanley Services Company
                                                        Inc. and Executive Vice President
                                                        of Morgan Stanley Distributors Inc.
                                                        from April 1997 to June 1998. Chief
                                                        Executive Officer from September
                                                        2002 to April 2003 and Vice
                                                        President from May 1997 to April
                                                        1999 of the Morgan Stanley Funds.

                                                                                               NUMBER OF
                                            TERM OF                                            FUNDS IN
                                          OFFICE AND                                             FUND
                             POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED      DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (57) Director     Director      Advisory Director of Morgan                91      Trustee/Director/Managing
1 Parkview Plaza                          since 1999    Stanley. Prior to December 2002,                   General Partner of funds
P.O. Box 5555                                           Chairman, Director, President,                     in the Fund Complex.
Oakbrook Terrace,                                       Chief Executive Officer and
IL 60181                                                Managing Director of Van Kampen
                                                        Investments and its investment
                                                        advisory, distribution and other
                                                        subsidiaries. Prior to December
                                                        2002, President and Chief Executive
                                                        Officer of funds in the Fund
                                                        Complex. Prior to May 1998,
                                                        Executive Vice President and
                                                        Director of Marketing at Morgan
                                                        Stanley and Director of Dean
                                                        Witter, Discover & Co. and Dean
                                                        Witter Realty. Prior to 1996,
                                                        Director of Dean Witter Reynolds
                                                        Inc.

Wayne W. Whalen* (64)        Director     Director      Partner in the law firm of Skadden,        91      Trustee/Director/Managing
333 West Wacker Drive                     since 1998    Arps, Slate, Meagher & Flom                        General Partner of funds
Chicago, IL 60606                                       (Illinois), legal counsel to funds                 in the Fund Complex.
                                                        in the Fund Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                                  TERM OF
                                                                 OFFICE AND
                                         POSITION(S)             LENGTH OF
NAME, AGE AND                             HELD WITH                TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                          FUND                   SERVED      DURING PAST 5 YEARS
Stephen L. Boyd (62)                Vice President               Officer       Managing Director of Global Research Investment
2800 Post Oak Blvd.                                              since 1998    Management. Vice President of funds in the Fund
45th Floor                                                                     Complex. Prior to December 2002, Chief Investment
Houston, TX 77056                                                              Officer of Van Kampen Investments and President
                                                                               and Chief Operations Officer of the Advisers and
                                                                               Van Kampen Advisors Inc. Prior to May 2002,
                                                                               Executive Vice President and Chief Investment
                                                                               Officer of funds in the Fund Complex. Prior to May
                                                                               2001, Managing Director and Chief Investment
                                                                               Officer of Van Kampen Investments, and Managing
                                                                               Director and President of the Advisers and Van
                                                                               Kampen Advisors Inc. Prior to December 2000,
                                                                               Executive Vice President and Chief Investment
                                                                               Officer of Van Kampen Investments, and President
                                                                               and Chief Operating Officer of the Advisers. Prior
                                                                               to April 2000, Executive Vice President and Chief
                                                                               Investment Officer for Equity Investments of the
                                                                               Advisers. Prior to October 1998, Vice President
                                                                               and Senior Portfolio Manager with AIM Capital
                                                                               Management, Inc. Prior to February 1998, Senior
                                                                               Vice President and Portfolio Manager of Van Kampen
                                                                               American Capital Asset Management, Inc., Van
                                                                               Kampen American Capital Investment Advisory Corp.
                                                                               and Van Kampen American Capital Management, Inc.

Stefanie V. Chang (36)              Vice President               Officer       Executive Director of Morgan Stanley Investment
1221 Avenue of the Americas                                      since 2003    Management. Vice President of funds in the Fund
New York, NY 10020                                                             Complex.

Joseph J. McAlinden (60)            Executive Vice               Officer       Managing Director and Chief Investment Officer of
1221 Avenue of the Americas         President and Chief          since 2002    Morgan Stanley Investment Advisors Inc., Morgan
New York, NY 10020                  Investment Officer                         Stanley Investment Management Inc. and Morgan
                                                                               Stanley Investments LP and Director of Morgan
                                                                               Stanley Trust for over 5 years. Executive Vice
                                                                               President and Chief Investment Officer of funds in
                                                                               the Fund Complex. Managing Director and Chief
                                                                               Investment Officer of Van Kampen Investments, the
                                                                               Advisers and Van Kampen Advisors Inc. since
                                                                               December 2002.

John R. Reynoldson (50)             Vice President               Officer       Executive Director and Portfolio Specialist of the
1 Parkview Plaza                                                 since 2000    Advisers and Van Kampen Advisors Inc. Vice
P.O. Box 5555                                                                  President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                                     July 2001, Principal and Co-head of the Fixed
                                                                               Income Department of the Advisers and Van Kampen
                                                                               Advisors Inc. Prior to December 2000, Senior Vice
                                                                               President of the Advisers and Van Kampen Advisors
                                                                               Inc. Prior to May 2000, Senior Vice President of
                                                                               the investment grade taxable group for the
                                                                               Advisers. Prior to June 1999, Senior Vice
                                                                               President of the government securities bond group
                                                                               for Asset Management.

                                                                  TERM OF
                                                                 OFFICE AND
                                         POSITION(S)             LENGTH OF
NAME, AGE AND                             HELD WITH                 TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                          FUND                   SERVED      DURING PAST 5 YEARS
Ronald E. Robison (64)              Executive Vice               Officer       Chief Executive Officer and Chairman of Investor
1221 Avenue of the Americas         President and                since 2003    Services. Executive Vice President and Principal
New York, NY 10020                  Principal Executive                        Executive Officer of funds in the Fund Complex.
                                    Officer                                    Chief Global Operations Officer and Managing
                                                                               Director of Morgan Stanley Investment Management
                                                                               Inc. Managing Director of Morgan Stanley. Managing
                                                                               Director and Director of Morgan Stanley Investment
                                                                               Advisors Inc. and Morgan Stanley Services Company
                                                                               Inc. Chief Executive Officer and Director of
                                                                               Morgan Stanley Trust. Vice President of the Morgan
                                                                               Stanley Funds.

A. Thomas Smith III (46)            Vice President and           Officer       Managing Director of Morgan Stanley, Managing
1221 Avenue of the Americas         Secretary                    since 1999    Director and Director of Van Kampen Investments,
New York, NY 10020                                                             Director of the Advisers, Van Kampen Advisors
                                                                               Inc., the Distributor, Investor Services and
                                                                               certain other subsidiaries of Van Kampen
                                                                               Investments. Managing Director and General
                                                                               Counsel-Mutual Funds of Morgan Stanley Investment
                                                                               Advisors, Inc. Vice President and Secretary of
                                                                               funds in the Fund Complex. Prior to July 2001,
                                                                               Managing Director, General Counsel, Secretary and
                                                                               Director of Van Kampen Investments, the Advisers,
                                                                               the Distributor, Investor Services, and certain
                                                                               other subsidiaries of Van Kampen Investments.
                                                                               Prior to December 2000, Executive Vice President,
                                                                               General Counsel, Secretary and Director of Van
                                                                               Kampen Investments, the Advisers, Van Kampen
                                                                               Advisors Inc., the Distributor, Investor Services
                                                                               and certain other subsidiaries of Van Kampen
                                                                               Investments. Prior to January 1999, Vice President
                                                                               and Associate General Counsel to New York Life
                                                                               Insurance Company ("New York Life"), and prior to
                                                                               March 1997, Associate General Counsel of New York
                                                                               Life. Prior to December 1993, Assistant General
                                                                               Counsel of The Dreyfus Corporation. Prior to
                                                                               August 1991, Senior Associate, Willkie Farr &
                                                                               Gallagher. Prior to January 1989, Staff Attorney
                                                                               at the Securities and Exchange Commission,
                                                                               Division of Investment Management, Office of Chief
                                                                               Counsel.

John L. Sullivan (48)               Vice President, Chief        Officer       Director and Managing Director of Van Kampen
1 Parkview Plaza                    Financial Officer and        since 1998    Investments, the Advisers, Van Kampen Advisors
P.O. Box 5555                       Treasurer                                  Inc. and certain other subsidiaries of Van Kampen
Oakbrook Terrace, IL 60181                                                     Investments. Vice President, Chief Financial
                                                                               Officer and Treasurer of funds in the Fund
                                                                               Complex. Head of Fund Accounting for Morgan
                                                                               Stanley Investment Management. Prior to December
                                                                               2002, Executive Director of Van Kampen
                                                                               Investments, the Advisers and Van Kampen Advisors
                                                                               Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                            Van Kampen Funds Inc.
                                            1 Parkview Plaza, P.O. Box 5555
                                            Oakbrook Terrace, IL 60181-5555
                                            www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                   Copyright (C) 2003 Van Kampen Funds Inc. All rights reserved.
                   Member NASD/SIPC.                               475, 575, 675
                   GLF ANR 8/03                                 11655H03-AP-8/03

VAN KAMPEN
GLOBAL VALUE EQUITY
FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

                NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 10/29/97 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

                VAN KAMPEN
                GLOBAL VALUE EQUITY FUND    MSCI WORLD INDEX WITH NET DIVIDENDS
10/29/1997                        $9,425                                $10,000
10/31/1997                        $9,425                                 $9,925
12/31/1997                        $9,356                                $10,180
 3/31/1998                       $10,781                                $11,544
 6/30/1998                       $10,498                                $11,589
 9/30/1998                        $9,195                                $10,120
12/31/1998                       $10,618                                $12,210
 3/31/1999                       $10,189                                $12,645
 6/30/1999                       $10,923                                $13,308
 9/30/1999                       $10,618                                $13,048
12/31/1999                       $10,970                                $15,262
 3/31/2000                       $10,879                                $15,390
 6/30/2000                       $11,275                                $14,752
 9/30/2000                       $11,031                                $13,908
12/31/2000                       $12,133                                $12,961
 3/31/2001                       $11,244                                $11,308
 6/30/2001                       $11,722                                $11,564
 9/30/2001                       $10,412                                 $9,827
12/31/2001                       $11,035                                $10,723
 3/31/2002                       $11,529                                $10,774
 6/30/2002                       $11,103                                 $9,750
 9/30/2002                        $8,680                                 $7,936
12/31/2002                        $9,039                                 $8,524
 3/31/2003                        $7,974                                 $8,050
 6/30/2003                        $9,645                                 $9,385

                          A SHARES                B SHARES                C SHARES
                       SINCE 10/29/97          SINCE 10/29/97          SINCE 10/29/97
----------------------------------------------------------------------------------------
AVERAGE ANNUAL      W/O SALES    W/SALES     W/O SALES   W/SALES     W/O SALES   W/SALES
TOTAL RETURNS        CHARGES     CHARGES      CHARGES    CHARGES      CHARGES    CHARGES
Since Inception         0.41%     -0.64%        -0.31%    -0.31%        -0.25%    -0.25%

5-year                 -1.68      -2.84         -2.39     -2.64         -2.30     -2.30

1-year                -13.13     -18.10        -13.80    -18.11        -13.49    -14.36

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one-year total return of 0.23%. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Global Value Equity Fund is managed by the adviser's Global Value team. Current members include(1) Frances Campion, Managing Director; Paul Boyne, Executive Director; and Emilio Alvarez, Executive Director. The following discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The market environment for global stocks closely tracked that of the United States.

     - As the reporting period began, concerns about sluggish economic growth and the increasing potential for war in Iraq hampered global markets.

     - Those concerns persisted through the end of the year and into the beginning of 2003. Cyclical stocks, which perform best in a growing economy, continued to perform poorly.

     - As investors anticipated that major combat in the Iraqi war would end, and as fears of a worldwide SARS epidemic abated, stock prices jumped sharply, with cyclical companies among the primary beneficiaries.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen Global Value Equity Fund returned -13.13 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmark, the MSCI World Index with Net Dividends, returned -2.37 percent.

     See Performance Summary for additional information and index definitions.

(1)  Team members may change at any time without notice.

Q.   WHAT HINDERED PERFORMANCE?

A. Disappointing stock selection in the consumer-discretionary, industrials and consumer-staples sectors hurt the fund.

     - Among consumer-discretionary stocks, the fund had significant investments in advertising and publishing businesses. With the economy taking longer than expected to recover, advertising conglomerates such as Interpublic Group of Companies and WPP Group, both negative performers for the fund, were hurt because their clients were less able to spend on advertising. We sold the fund's position in Interpublic in February, but continued to maintain a position in WPP. We believed that WPP's management team was strong, and the company seemed well positioned for an economic recovery. Retailers Sears and BJ's Wholesale Club also suffered through downturns in consumer spending and increasing competitive pressures. We held on to the fund's positions in both stocks, and late in the period, both recovered off their lows.

     - A number of investments in the industrials sector did poorly, especially the fund's positions in defense contractors--including Europe's largest contractor, BAE Systems, as well as U.S.-based General Dynamics and Northrop Grumman. During the period, these companies failed to meet lofty expectations set upon them after September 11, 2001. We maintained the fund's positions in BAE Systems and Northrop Grumman, but are re-evaluating our fair-value targets. In January and February, we took advantage of temporary weakness in shares of General Dynamics to add to the position. In June, the stock rebounded, and we trimmed the position. Other

TOP 10 HOLDINGS AS OF 6/30/03

Wyeth                              2.6%
Altria Group                       2.4
Nestle                             2.4
Reed International                 2.4
International Business Machines    2.0
Aventis                            2.0
Allied Domecq                      1.9
Alcoa                              1.9
GlaxoSmithKline                    1.9
Cadbury Schweppes                  1.8

TOP 5 INDUSTRIES AS OF 6/30/03

Pharmaceuticals                    9.8%
Integrated Telecom Services        5.5
Integrated Oil & Gas               5.3
Aerospace & Defense                5.2
Packaged Foods                     4.7

TOP 5 COUNTRIES AS OF 6/30/03

United States                     43.9%
United Kingdom                    17.8
Japan                             10.5
Switzerland                        7.9
France                             7.2

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

          industrial laggards for the fund included Holcim, a Swiss cement company; Saint-Gobain, a French glass and building-materials giant; and Deere, a large farm-equipment maker in the United States. We continued to hold Holcim, which we believed was still a good value, and Saint-Gobain, which we believed had upside potential because its asbestos-related risks appeared to be contained. We sold the fund's Deere position because we believed lower grain prices would continue to negatively affect demand for the company's products.

     - Many of the fund's consumer-staples holdings were left behind as market conditions shifted to favor faster-growing tech and telecom stocks. Among the fund's poor performers in this area were Nestle, the largest food company in the world; Allied Domecq, a leading distiller that also manages fast-food brands Baskin-Robbins and Dunkin' Donuts; and Cadbury Schweppes, a leading confectioner and soft-drink maker. Despite their poor performances, we maintained the fund's positions in all three stocks because we believed the companies' fundamentals were strong.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The fund was helped by stock selection in the utility sector, as well as by a decision to underweight energy companies and overweight telecommunications companies.(2) (All sector overweighting and underweightings discussed are relative to the MSCI World Index.)

     - Early in the period, the portfolio held several utility stocks because we had been attracted to their defensive characteristics. Defensive stocks often provide stability to a portfolio because they tend to hold their value, even in difficult economic times. As the period progressed, these stocks reached our estimates of their full value--leading us to sell them from the fund. Names we did own during the period included U.S.-based Exelon and Japan-based Tokyo Gas, both of which helped performance while they were in the portfolio.

     - We underweighted companies in the energy sector on concerns over the volatility of the price of oil as a consequence of the Iraq war and because we believed they, too, offered less value than did other areas of the market. This decision benefited the fund's performance during the period.

     - Overweighting telecommunications securities also added to returns. A number of these companies were helped when investors, anticipating a global economic recovery, flocked to cyclical stocks. In this sector, we focused on U.S. regional communications providers, such as Verizon and AT&T Wireless. We also invested in selected European companies, such as Telecom Italia, Italy's largest telecommunications concern, and

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

          U.K.-based Vodafone Group, the world's largest wireless-communications service business.

Q.   PLEASE HIGHLIGHT SIGNIFICANT INVESTMENTS IN THE PORTFOLIO.

A. At the end of the period, among the fund's largest positions were in Aventis, Nestle, and Altria Group. We believed all three stocks were trading for less than their long-term value to investors.

     - Aventis is a large French pharmaceutical company whose product portfolio includes treatment for allergies, cancer and diabetes. During the period, investors were concerned whether the company's customers would switch from its profitable allergy drug, Allegra, to a competing product now available over the counter. We noted the company's research suggesting allergy sufferers tend to remain loyal to their chosen treatment.

     - Nestle owns some of the world's best-known brands, such as Nestle chocolate, Nescafe coffee and Nestea. Despite the stock's recent underperformance, we remained attracted to the strength of Nestle's brands and the consistency of its cash flows.

     - Altria Group, formerly Philip Morris, is the world's largest tobacco company and, through its Kraft Foods subsidiary, also a major producer of food products. During the period, Altria faced both continued tobacco-litigation risk and disappointing international sales. As with Nestle, however, we believed there was considerable value in Altria's brands. We also liked Kraft's consistent cash flows.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. The equity market has rallied strongly from its lows in March 2003, and we believe a significant number of stocks are at or close to fair value, particularly in the technology sector in the United States and among cyclical industries worldwide. Therefore, we positioned the fund to be underweighted in U.S. technology stocks, invested in technology stocks from Asia and Japan, and overweighted in consumer-staples stocks. At the period's close, we were concerned that stock prices reflected investors' anticipation of a strong economic recovery. However, we believe this scenario may be jeopardized by slow job creation in the United States and weakness in consumer spending due to rising long bond yields and a consequent decline in mortgage refinancing. Nonetheless, we continue to invest for the long term and remain committed to our strategy:buying stocks with strong franchises and compelling valuations throughout the world, and taking profits in those names that are reaching what we consider their fair-value targets.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                      MARKET
DESCRIPTION                                                            SHARES         VALUE
COMMON STOCKS  92.7%
DENMARK  0.9%
Danisco A/S                                                              65,307    $  2,562,585
                                                                                   ------------
FINLAND  0.8%
Nokia Oyj                                                                40,114         661,664
Sampo Oyj, Class A                                                      212,658       1,563,057
                                                                                   ------------
                                                                                      2,224,721
                                                                                   ------------
FRANCE  6.7%
Aventis, SA                                                              96,648       5,326,126
BNP Paribas, SA                                                          74,978       3,816,273
Compagnie de Saint-Gobain                                                72,662       2,864,269
Groupe Danone                                                             9,845       1,364,568
Lafarge, SA (Common Stock Rights)                                        40,390         109,178
Lafarge, SA                                                              40,872       2,397,665
Total, SA                                                                19,876       3,008,689
                                                                                   ------------
                                                                                     18,886,768
                                                                                   ------------
GERMANY  1.0%
BASF AG                                                                  63,041       2,697,481
                                                                                   ------------
ITALY  2.1%
ENI S.p.A                                                               241,153       3,653,178
Telecom Italia S.p.A                                                    414,480       2,274,125
                                                                                   ------------
                                                                                      5,927,303
                                                                                   ------------
JAPAN  9.8%
Canon, Inc.                                                              63,000       2,896,250
Daiwa Securities Co., Ltd. (c)                                          333,000       1,917,066
Fuji Photo Film Co., Ltd. (c)                                            91,000       2,634,600
Fuji Television Network, Inc.                                               295       1,043,594
Fujitsu, Ltd. (c)                                                       575,000       2,360,352
Hitachi, Ltd. (c)                                                       244,000       1,036,219
Matsushita Electric Industrial Co., Ltd.                                 30,000         297,610
Mitsubishi Electric Corp. (a)                                           495,000       1,610,696
Mitsubishi Estate Co., Ltd.                                             201,000       1,363,422
Mitsui Sumitomo Insurance Co., Ltd.                                     412,000       1,914,680
Nippon Telegraph & Telephone Corp. (c)                                      803       3,155,588
Rohm Co., Ltd.                                                           16,300       1,780,209
Sankyo Co., Ltd. (c)                                                    211,000       2,524,500

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                      MARKET
DESCRIPTION                                                            SHARES         VALUE
JAPAN  (CONTINUED)
Sekisui House, Ltd.                                                     197,000    $  1,495,724
Sumitomo Electric Industries, Ltd.                                      210,000       1,536,607
                                                                                   ------------
                                                                                     27,567,117
                                                                                   ------------
NETHERLANDS  3.8%
Akzo Nobel, NV                                                           78,306       2,078,850
Heineken, NV                                                             78,833       2,801,940
ING Groep, NV (a)                                                       169,818       2,955,391
Koninklijke Royal Philips Electronics, NV                               143,322       2,730,018
                                                                                   ------------
                                                                                     10,566,199
                                                                                   ------------
NORWAY  0.5%
Statoil, ASA                                                            167,104       1,424,646
                                                                                   ------------
REPUBLIC OF KOREA  0.8%
Samsung Electronics Co., Ltd.--GDR (b)                                   14,825       2,205,219
Samsung Electronics Co., Ltd.--GDR (b)                                      298          44,328
                                                                                   ------------
                                                                                      2,249,547
                                                                                   ------------
SPAIN  0.8%
Telefonica, SA                                                          185,111       2,152,661
                                                                                   ------------
SWEDEN  1.2%
Nordea AB                                                               722,062       3,486,041
                                                                                   ------------
SWITZERLAND  7.3%
Compagnie Financiere Richemont AG, Class A                              108,262       1,754,171
Converium Holdings AG (a)                                                78,621       3,635,552
Credit Suisse Group                                                      65,339       1,723,391
Holcim, Ltd., Class B                                                    48,502       1,796,038
Nestle, SA                                                               29,844       6,171,499
Roche Holding AG-Genuss                                                  20,458       1,608,214
Syngenta, AG                                                             36,969       1,857,203
UBS, AG (a)                                                              36,140       2,014,760
                                                                                   ------------
                                                                                     20,560,828
                                                                                   ------------
UNITED KINGDOM  16.6%
Allied Domecq Plc (c)                                                   915,678       5,055,173
Aviva Plc                                                               135,748         944,070
BAA Plc                                                                 194,192       1,574,407
BAE Systems Plc (a)                                                   1,662,669       3,916,223
Cadbury Schweppes Plc                                                   810,546       4,796,313
Diageo Plc                                                              246,234       2,633,292
GlaxoSmithKline Plc                                                     243,610       4,924,570
Hays Plc                                                              1,020,983       1,620,080
Lloyds TSB Group Plc                                                    498,098       3,542,276
Prudential Corp. Plc                                                    178,490       1,082,746

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                      MARKET
DESCRIPTION                                                            SHARES         VALUE
UNITED KINGDOM  (CONTINUED)
Reed Elsevier International Plc                                         739,940    $  6,167,216
Rentokil Initial Plc                                                    229,728         718,616
Rolls-Royce Plc                                                         749,394       1,588,599
Vodafone Air Touch Plc                                                2,017,485       3,951,622
WPP Group Plc                                                           528,131       4,146,504
                                                                                   ------------
                                                                                     46,661,707
                                                                                   ------------
UNITED STATES  40.4%
Albertson's, Inc.                                                        61,513       1,181,050
Alcoa, Inc.                                                             195,206       4,977,753
Altria Group, Inc.                                                      140,389       6,379,276
AT&T Wireless Services, Inc.                                            206,267       1,693,452
BJ's Wholesale Club, Inc.                                               131,978       1,987,589
Boeing Co.                                                               47,748       1,638,711
Boise Cascade Corp.                                                     119,721       2,861,332
Bristol-Myers Squibb Co.                                                110,691       3,005,261
ChevronTexaco Corp.                                                      19,683       1,421,113
First Data Corp.                                                         40,888       1,694,399
Gap, Inc. (The)                                                          47,224         885,922
General Dynamics Corp.                                                   41,610       3,016,725
Georgia-Pacific Corp.                                                    90,967       1,723,825
Hewlett-Packard Co.                                                     131,389       2,798,586
International Business Machines Corp.                                    64,693       5,337,173
J.P. Morgan Chase & Co.                                                 115,160       3,936,169
Kimberly-Clark Corp.                                                     76,764       4,002,475
Kroger Co. (a)                                                          112,214       1,871,730
Loews Corp.--Carolina Group                                              70,209       1,895,643
MBIA, Inc.                                                               74,178       3,616,178
McDonald's Corp.                                                        157,123       3,466,133
McGraw-Hill Cos., Inc.                                                   22,532       1,396,984
Mellon Financial Corp.                                                  128,761       3,573,118
Merrill Lynch & Co., Inc.                                                82,790       3,864,637
Metlife, Inc.                                                            45,948       1,301,247
Motorola, Inc.                                                          456,158       4,301,570
NCR Corp. (a)                                                            61,281       1,570,019
New York Times Co., Class A                                              36,454       1,658,657
Northrop Grumman Corp.                                                   40,599       3,503,288
Parker Hannifin Corp.                                                    33,875       1,422,411
Pfizer, Inc.                                                             41,913       1,431,329
Prudential Financial, Inc.                                               71,935       2,420,613
Royal Dutch Petroleum Co.--ADR (Netherlands)                             96,066       4,478,597
SBC Communications, Inc.                                                119,752       3,059,664
Sears, Roebuck & Co.                                                     48,538       1,632,818
St. Paul Cos., Inc.                                                      61,442       2,243,247

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                                      MARKET
DESCRIPTION                                                            SHARES         VALUE
UNITED STATES  (CONTINUED)
Travelers Property Casualty Corp., Class A                              216,523    $  3,442,716
Verizon Communications, Inc.                                             94,517       3,728,696
Viacom, Inc., Class B (a)                                                31,583       1,378,914
Wells Fargo & Co.                                                        20,900       1,053,360
Wyeth                                                                   148,698       6,773,194
                                                                                   ------------
                                                                                    113,625,574
                                                                                   ------------

TOTAL COMMON STOCKS  92.7%                                                          260,593,178
                                                                                   ------------
CONVERTIBLE PREFERRED  0.4%
UNITED STATES  0.4%
Ford Motor Co. Capital Trust II, 6.500%                                  30,133       1,309,279
                                                                                   ------------

TOTAL LONG-TERM INVESTMENTS  93.1%
  (Cost $278,466,820)                                                               261,902,457

REPURCHASE AGREEMENT  5.7%
State Street Bank & Trust Co. ($15,936,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $15,936,288)
  (Cost $15,936,000)                                                                 15,936,000
                                                                                   ------------

TOTAL INVESTMENTS  98.8%
  (Cost $294,402,820)                                                               277,838,457

FOREIGN CURRENCY  0.2%
  (Cost $615,303)                                                                       608,272

OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%                                           2,754,027
                                                                                   ------------

NET ASSETS  100.0%                                                                 $281,200,756
                                                                                   ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)  Assets segregated as collateral for open forward transactions.

ADR--American Depositary Receipt
GDR--Global Depositary Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003

ASSETS:
Total Investments (Cost $294,402,820)                                              $277,838,457
Foreign Currency (Cost $615,303)                                                        608,272
Cash                                                                                        150
Receivables:
   Fund Shares Sold                                                                   7,538,483
   Dividends                                                                          1,113,610
   Interest                                                                                 288
Forward Foreign Currency Contracts                                                      178,280
Other                                                                                    57,920
                                                                                   ------------
     Total Assets                                                                   287,335,460
                                                                                   ------------
LIABILITIES:
Payables:
   Investments Purchased                                                              2,712,679
   Fund Shares Repurchased                                                            2,567,717
   Distributor and Affiliates                                                           404,253
   Investment Advisory Fee                                                              210,751
Accrued Expenses                                                                        170,661
Directors' Deferred Compensation and Retirement Plans                                    68,643
                                                                                   ------------
     Total Liabilities                                                                6,134,704
                                                                                   ------------
NET ASSETS                                                                         $281,200,756
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value $.001 per share with 1,125,000,000 shares authorized)           $337,242,547
Accumulated Undistributed Net Investment Income                                         869,200
Net Unrealized Depreciation                                                         (16,354,170)
Accumulated Net Realized Loss                                                       (40,556,821)
                                                                                   ------------
NET ASSETS                                                                         $281,200,756
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $52,585,995 and 6,117,414 shares of beneficial interest issued
     and outstanding)                                                              $       8.60
     Maximum sales charge (5.75%* of offering price)                                        .52
                                                                                   ------------
     Maximum offering price to public                                              $       9.12
                                                                                   ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $205,575,410 and 24,551,838 shares of beneficial interest issued
     and outstanding)                                                              $       8.37
                                                                                   ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $23,039,351 and 2,743,879 shares of beneficial interest issued and
     outstanding)                                                                  $       8.40
                                                                                   ============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $482,804)                           $  7,225,050
Interest                                                                                226,332
Other                                                                                    67,206
                                                                                   ------------
     Total Income                                                                     7,518,588
                                                                                   ------------
EXPENSES:
Investment Advisory Fee                                                               2,953,120
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
   $123,228, $2,224,582 and $229,540, respectively)                                   2,577,350
Administrative Fee                                                                      517,772
Shareholder Services                                                                    376,177
Custody                                                                                  99,480
Legal                                                                                    41,942
Directors' Fees and Related Expenses                                                     15,139
Amortization of Organizational Costs                                                      1,519
Other                                                                                   292,852
                                                                                   ------------
     Total Expenses                                                                   6,875,351
     Expense Reduction                                                                  117,047
     Less Credits Earned on Cash Balances                                                 4,894
                                                                                   ------------
     Net Expenses                                                                     6,753,410
                                                                                   ------------
NET INVESTMENT INCOME                                                              $    765,178
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                     $(24,458,076)
   Forward Foreign Currency Contracts                                                  (111,765)
   Foreign Currency Transactions                                                       (549,522)
                                                                                   ------------
Net Realized Loss                                                                   (25,119,363)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                           14,842,627
                                                                                   ------------
   End of the Period:
     Investments                                                                    (16,564,363)
     Forward Foreign Currency Contracts                                                 178,280
     Foreign Currency Translation                                                        31,913
                                                                                   ------------
                                                                                    (16,354,170)
                                                                                   ------------
Net Unrealized Depreciation During the Period                                       (31,196,797)
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS                                                   $(56,316,160)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $(55,550,982)
                                                                                   ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2003     JUNE 30, 2002
                                                          -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                $     765,178     $  (1,556,497)
Net Realized Loss                                           (25,119,363)      (13,292,751)
Net Unrealized Depreciation During the Period               (31,196,797)      (12,049,604)
                                                          -------------     -------------
Change in Net Assets from Operations                        (55,550,982)      (26,898,852)
                                                          -------------     -------------
Distributions from Net Investment Income:
   Class A Shares                                                   -0-          (594,608)
   Class B Shares                                                   -0-          (952,366)
   Class C Shares                                                   -0-           (94,560)
                                                          -------------     -------------
Total Distributions                                                 -0-        (1,641,534)
                                                          -------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         (55,550,982)      (28,540,386)
                                                          -------------     -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                   273,935,115       247,960,216
Net Asset Value of Shares Issued Through Dividend
   Reinvestment                                                     -0-         1,553,642
Cost of Shares Repurchased                                 (331,770,674)     (339,427,559)
                                                          -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          (57,835,559)      (89,913,701)
                                                          -------------     -------------
TOTAL DECREASE IN NET ASSETS                               (113,386,541)     (118,454,087)
NET ASSETS:
Beginning of the Period                                     394,587,297       513,041,384
                                                          -------------     -------------
End of the Period (Including accumulated undistributed
   net investment income of $869,200 and
   ($465,117), respectively)                              $ 281,200,756     $ 394,587,297
                                                          =============     =============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED JUNE 30,
                                                ---------------------------------------------------------------
CLASS A SHARES                                  2003(a)       2002(a)       2001(a)       2000(a)       1999(a)
                                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                    $  9.90       $ 10.57       $ 11.10       $ 11.47       $ 11.12
                                                -------       -------       -------       -------       -------
  Net Investment Income                             .07           .03           .07           .06           .05
  Net Realized and Unrealized Gain/Loss           (1.37)         (.60)          .38           .25           .40
                                                -------       -------       -------       -------       -------
Total from Investment Operations                  (1.30)         (.57)          .45           .31           .45
                                                -------       -------       -------       -------       -------
Less:
  Distributions from Net
    Investment Income                               -0-          (.10)          -0-           -0-          (.09)
  Distributions from Net Realized Gain              -0-           -0-          (.98)         (.68)         (.01)
                                                -------       -------       -------       -------       -------
Total Distributions                                 -0-          (.10)         (.98)         (.68)         (.10)
                                                -------       -------       -------       -------       -------
NET ASSET VALUE, END OF THE PERIOD              $  8.60       $  9.90       $ 10.57       $ 11.10       $ 11.47
                                                =======       =======       =======       =======       =======

Total Return* (b)                               -13.13%        -5.28%         3.97%         3.22%         4.05%
Net Assets at End of the Period
  (In millions)                                 $  52.6       $  59.0       $  90.7       $  81.7       $  76.7
Ratio of Expenses to Average Net Assets*          1.67%         1.60%         1.64%         1.66%         1.65%
Ratio of Net Investment Income to Average
  Net Assets*                                      .88%          .26%          .60%          .53%          .44%
Portfolio Turnover                                  24%           34%           33%           47%           40%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets        1.71%           N/A           N/A           N/A           N/A
   Ratio of Net Investment Income to Average
   Net Assets                                      .84%           N/A           N/A           N/A           N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED JUNE 30,
                                                ---------------------------------------------------------------
CLASS B SHARES                                  2003(a)       2002(a)       2001(a)       2000(a)       1999(a)
                                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD        $  9.71       $ 10.35       $ 10.96       $ 11.42       $ 11.08
                                                -------       -------       -------       -------       -------
  Net Investment Income/Loss                        .01          (.05)         (.02)         (.04)         (.03)
  Net Realized and Unrealized Gain/Loss           (1.35)         (.56)          .39           .26           .39
                                                -------       -------       -------       -------       -------
Total from Investment Operations                  (1.34)         (.61)          .37           .22           .36
                                                -------       -------       -------       -------       -------
Less:
  Distributions from Net
    Investment Income                               -0-          (.03)          -0-           -0-          (.01)
  Distributions from Net Realized Gain              -0-           -0-          (.98)         (.68)         (.01)
                                                -------       -------       -------       -------       -------
Total Distributions                                 -0-          (.03)         (.98)         (.68)         (.02)
                                                -------       -------       -------       -------       -------
NET ASSET VALUE, END OF THE PERIOD              $  8.37       $  9.71       $ 10.35       $ 10.96       $ 11.42
                                                =======       =======       =======       =======       =======

Total Return* (b)                               -13.80%        -5.81%         3.36%         2.24%         3.29%
Net Assets at End of the Period (In millions)   $ 205.6       $ 304.9       $ 383.9       $ 442.3       $ 596.3
Ratio of Expenses to Average Net Assets*          2.42%         2.35%         2.39%         2.41%         2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets*                              .10%         (.47%)        (.15%)        (.34%)        (.31%)
Portfolio Turnover                                  24%           34%           33%           47%           40%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets        2.46%           N/A           N/A           N/A           N/A
   Ratio of Net Investment Income to Average
   Net Assets                                      .06%           N/A           N/A           N/A           N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                      YEAR ENDED JUNE 30,
                                                ---------------------------------------------------------------
CLASS C SHARES                                  2003(a)       2002(a)       2001(a)       2000(a)       1999(a)
                                                ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD        $  9.71       $ 10.35       $ 10.96       $ 11.42       $ 11.07
                                                -------       -------       -------       -------       -------
  Net Investment Income/Loss                        .04          (.05)         (.02)         (.04)         (.03)
  Net Realized and Unrealized Gain/Loss           (1.35)         (.56)          .39           .26           .40
                                                -------       -------       -------       -------       -------
Total from Investment Operations                  (1.31)         (.61)          .37           .22           .37
                                                -------       -------       -------       -------       -------
Less:
  Distributions from Net
    Investment Income                               -0-          (.03)          -0-           -0-          (.01)
  Distributions from Net Realized Gain              -0-           -0-          (.98)         (.68)         (.01)
                                                -------       -------       -------       -------       -------
Total Distributions                                 -0-          (.03)         (.98)         (.68)         (.02)
                                                -------       -------       -------       -------       -------
NET ASSET VALUE, END OF THE PERIOD              $  8.40       $  9.71       $ 10.35       $ 10.96       $ 11.42
                                                =======       =======       =======       =======       =======

Total Return* (b)                               -13.49%(c)     -5.81%         3.36%         2.24%         3.39%
Net Assets at End of the Period
  (In millions)                                 $  23.0       $  30.7       $  38.4       $  42.6       $  63.1
Ratio of Expenses to Average Net Assets*          2.39%(d)      2.35%         2.39%         2.41%         2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets*                              .44%(c)      (.47%)        (.15%)        (.36%)        (.32%)
Portfolio Turnover                                  24%           34%           33%           47%           40%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets        2.43%(d)        N/A           N/A           N/A           N/A
   Ratio of Net Investment Income to Average
   Net Assets                                      .40%(c)        N/A           N/A           N/A           N/A

N/A=Not Applicable

(a)  Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTION Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund were amortized on a straight line basis over the 60 month period ended October 28, 2002. The Adviser agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen were redeemed by the Fund during the amortization period, the Fund would be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $18,090,883, which will expire between June 30, 2010 and June 30, 2011.
     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                              $299,887,889
                                                                  ============
Gross tax unrealized appreciation                                 $ 18,852,016
Gross tax unrealized depreciation                                  (40,901,448)
                                                                  ------------
Net tax unrealized depreciation on investments                    $(22,049,432)
                                                                  ============

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                               2003        2002
Distributions paid from:
  Ordinary income                                              $ -0-    $1,641,534
  Long-term capital gain                                         -0-           -0-
                                                               -----    ----------
                                                               $ -0-    $1,641,534
                                                               =====    ==========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax basis differences relating to expenses which are deductible for tax and not for book purposes totaling $1,044 were reclassified from accumulated undistributed net investment income to capital. A permanent book and tax basis difference related to an adjustment of a prior year amount totaling $1,233,342 was reclassified from accumulated undistributed net investment income to capital and $5,329 from accumulated undistributed net investment income to accumulated net realized loss. A permanent book and tax basis difference relating to net realized foreign currency losses totaling $661,287 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $3,457 was reclassified from accumulated net realized loss to accumulated undistributed net investment income.
     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                         $1,132,573

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

G. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $4,894 as a result of credits earned on cash balances.

H. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                            % PER ANNUM
First $750 million                                                     1.00%
Next $500 million                                                      0.95%
Over $1.25 billion                                                     0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.
     For the year ended June 30, 2003, the Fund recognized expenses of approximately $15,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $26,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $7,821 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended
June 30, 2003, the Fund recognized expenses of approximately $302,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $117,047 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as part of "Shareholder Services" expense in the Statement of Operations.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $45,521 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $16,612.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $56,276,332, $253,155,016 and $27,811,199 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                           SHARES            VALUE
Sales:
  Class A                                                32,180,167      $ 266,264,525
  Class B                                                   660,064          5,385,647
  Class C                                                   287,385          2,284,943
                                                        -----------      -------------
Total Sales                                              33,127,616      $ 273,935,115
                                                        ===========      =============
Repurchases:
  Class A                                               (32,021,384)     $(267,173,514)
  Class B                                                (7,491,806)       (59,040,852)
  Class C                                                  (708,131)        (5,556,308)
                                                        -----------      -------------
Total Repurchases                                       (40,221,321)     $(331,770,674)
                                                        ===========      =============

     At June 30, 2002, capital aggregated $57,415,767, $307,711,108 and
$31,183,529 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                           SHARES            VALUE
Sales:
  Class A                                                23,396,887      $ 232,400,558
  Class B                                                   827,141          8,117,023
  Class C                                                   748,309          7,442,635
                                                        -----------      -------------
Total Sales                                              24,972,337      $ 247,960,216
                                                        ===========      =============
Dividend Reinvestment:
  Class A                                                    57,818      $     551,585
  Class B                                                    97,363            915,215
  Class C                                                     9,248             86,842
                                                        -----------      -------------
Total Dividend Reinvestment                                 164,429      $   1,553,642
                                                        ===========      =============
Repurchases:
  Class A                                               (26,080,475)     $(261,762,865)
  Class B                                                (6,641,963)       (64,708,362)
  Class C                                                (1,307,891)       (12,956,332)
                                                        -----------      -------------
Total Repurchases                                       (34,030,329)     $(339,427,559)
                                                        ===========      =============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 17,256 and 52,900 Class B Shares converted to Class A Shares, respectively and are shown in the

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                 CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                               -----------------------
YEAR OF REDEMPTION                                             CLASS B         CLASS C
First                                                           5.00%           1.00%
Second                                                          4.00%            None
Third                                                           3.00%            None
Fourth                                                          2.50%            None
Fifth                                                           1.50%            None
Sixth and Thereafter                                             None            None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $36,500 and CDSC on redeemed shares of approximately $334,800. Sales charges do not represent expenses of the Fund.

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $69,510,862 and $138,799,418, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $5,321,200 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $1,675,000 and payments made to Morgan Stanley
DW Inc., an affiliate of the Adviser, of approximately $683,600.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                       UNREALIZED
                                                          CURRENT     APPRECIATION/
                                                           VALUE      DEPRECIATION
SHORT CONTRACTS:
Japanese Yen
  1,700,000,000, expiring 09/22/03                      $14,222,764     $178,280

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Global Value Equity
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

*  Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL VALUE EQUITY FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

(1)  Appointed to the Board of Directors effective July 23, 2003.

* "Interested Persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.


INDEPENDENT DIRECTORS

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
David C. Arch (58)           Director     Director      Chairman and Chief Executive         91       Trustee/Director/Managing
Blistex Inc.                              since 2003    Officer of Blistex Inc., a                    General Partner of funds in
1800 Swift Drive                                        consumer health care products                 the Fund Complex.
Oak Brook, IL 60523                                     manufacturer. Former Director
                                                        of the World Presidents
                                                        Organization-Chicago Chapter.
                                                        Director of the Heartland
                                                        Alliance, a nonprofit
                                                        organization serving human
                                                        needs based in Chicago.

J. Miles Branagan (71)       Director     Director      Private investor. Co-founder,        89       Trustee/Director/Managing
1632 Morning Mountain Road                since 1997    and prior to August 1996,                     General Partner of funds in
Raleigh, NC 27614                                       Chairman, Chief Executive                     the Fund Complex.
                                                        Officer and President, MDT
                                                        Corporation (now known as
                                                        Getinge/Castle, Inc., a
                                                        subsidiary of Getinge
                                                        Industrier AB), a company which
                                                        develops, manufactures, markets
                                                        and services medical and
                                                        scientific equipment.

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Jerry D. Choate (64)         Director     Director      Prior to January 1999, Chairman      89       Trustee/Director/Managing
33971 Selva Road                          since 1999    and Chief Executive Officer of                General Partner of funds in
Suite 130                                               the Allstate Corporation                      the Fund Complex. Director
Dana Point, CA 92629                                    ("Allstate") and Allstate                     of Amgen Inc., a
                                                        Insurance Company. Prior to                   biotechnological company,
                                                        January 1995, President and                   and Director of Valero
                                                        Chief Executive Officer of                    Energy Corporation, an
                                                        Allstate. Prior to August 1994,               independent refining
                                                        various management positions at               company.
                                                        Allstate.

Rod Dammeyer (62)            Director     Director      President of CAC, llc., a            91       Trustee/Director/Managing
CAC, llc.                                 since 2003    private company offering                      General Partner of funds in
4350 LaJolla Village Drive                              capital investment and                        the Fund Complex. Director
Suite 980                                               management advisory services.                 of TeleTech Holdings Inc.,
San Diego, CA 92122-6223                                Prior to July 2000, Managing                  Stericycle, Inc.,
                                                        Partner of Equity Group                       TheraSense, Inc., GATX
                                                        Corporate Investment (EGI), a                 Corporation, Arris Group,
                                                        company that makes private                    Inc. and Trustee of the
                                                        investments in other companies.               University of Chicago
                                                                                                      Hospitals and Health
                                                                                                      Systems. Prior to May 2002,
                                                                                                      Director of Peregrine
                                                                                                      Systems Inc. Prior to
                                                                                                      February 2001, Vice Chairman
                                                                                                      and Director of Anixter
                                                                                                      International, Inc. and IMC
                                                                                                      Global Inc. Prior to July
                                                                                                      2000, Director of Allied
                                                                                                      Riser Communications Corp.,
                                                                                                      Matria Healthcare Inc.,
                                                                                                      Transmedia Networks, Inc.,
                                                                                                      CNA Surety, Corp. and Grupo
                                                                                                      Azcarero Mexico (GAM). Prior
                                                                                                      to April 1999, Director of
                                                                                                      Metal Management, Inc.

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Linda Hutton Heagy (55)      Director     Director      Managing Partner of Heidrick &       89       Trustee/Director/Managing
Heidrick & Struggles                      since 1997    Struggles, an executive search                General Partner of funds in
233 South Wacker Drive                                  firm. Trustee on the University               the Fund Complex.
Suite 7000                                              of Chicago Hospitals Board,
Chicago, IL 60606                                       Vice Chair of the Board of the
                                                        YMCA of Metropolitan Chicago
                                                        and a member of the Women's
                                                        Board of the University of
                                                        Chicago. Prior to 1997, Partner
                                                        of Ray & Berndtson, Inc., an
                                                        executive recruiting firm.
                                                        Prior to 1996, Trustee of The
                                                        International House Board, a
                                                        fellowship and housing
                                                        organization for international
                                                        graduate students. Prior to
                                                        1995, Executive Vice President
                                                        of ABN AMRO, N.A., a bank
                                                        holding company. Prior to 1992,
                                                        Executive Vice President of La
                                                        Salle National Bank.

R. Craig Kennedy (51)        Director     Director      Director and President of the        89       Trustee/Director/Managing
11 DuPont Circle, N.W.                    since 1997    German Marshall Fund of the                   General Partner of funds in
Washington, D.C. 20016                                  United States, an independent                 the Fund Complex.
                                                        U.S. foundation created to
                                                        deepen understanding, promote
                                                        collaboration and stimulate
                                                        exchanges of practical
                                                        experience between Americans
                                                        and Europeans. Formerly,
                                                        advisor to the Dennis Trading
                                                        Group Inc., a managed futures
                                                        and option company that invests
                                                        money for individuals and
                                                        institutions. Prior to 1992,
                                                        President and Chief Executive
                                                        Officer, Director and member of
                                                        the Investment Committee of the
                                                        Joyce Foundation, a private
                                                        foundation.

Howard J Kerr (67)           Director     Director      Prior to 1998, President and         91       Trustee/Director/Managing
736 North Western Avenue                  since 2003    Chief Executive Officer of                    General Partner of funds in
P.O. Box 317                                            Pocklington Corporation, Inc.,                the Fund Complex. Director
Lake Forest, IL 60045                                   an investment holding company.                of the Lake Forest Bank &
                                                        Director of the Marrow                        Trust.
                                                        Foundation


                             POSITION(S)   LENGTH OF                                     COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Jack E. Nelson (67)          Director     Director      President of Nelson Investment       89       Trustee/Director/Managing
423 Country Club Drive                    since 1997    Planning Services, Inc., a                    General Partner of funds in
Winter Park, FL 32789                                   financial planning company and                the Fund Complex.
                                                        registered investment adviser
                                                        in the State of Florida.
                                                        President of Nelson Ivest
                                                        Brokerage Services Inc., a
                                                        member of the NASD, Securities
                                                        Investors Protection Corp. and
                                                        the Municipal Securities
                                                        Rulemaking Board. President of
                                                        Nelson Sales and Services
                                                        Corporation, a marketing and
                                                        services company to support
                                                        affiliated companies.

Hugo F. Sonnenschein (62)    Director     Director      President Emeritus and Honorary      91       Trustee/Director/Managing
1126 E. 59th Street                       since 2003    Trustee of the University of                  General Partner of funds in
Chicago, IL 60637                                       Chicago and the Adam Smith                    the Fund Complex. Director
                                                        Distinguished Service Professor               of Winston Laboratories,
                                                        in the Department of Economics                Inc.
                                                        at the University of Chicago.
                                                        Prior to July 2000, President
                                                        of the University of Chicago.
                                                        Trustee of the University of
                                                        Rochester and a member of its
                                                        investment committee. Member of
                                                        the National Academy of
                                                        Sciences, the American
                                                        Philosophical Society and a
                                                        fellow of the American Academy
                                                        of Arts and Sciences.

Suzanne H. Woolsey (61)      Director     Director      Chief Communications Officer of      89       Trustee/Director/Managing
2101 Constitution Ave., N.W.              since 1999    the National Academy of                       General Partner of funds in
Room 285                                                Sciences/National Research                    the Fund Complex. Director
Washington, D.C. 20418                                  Council, an independent,                      of Neurogen Corporation, a
                                                        federally chartered policy                    pharmaceutical company,
                                                        institution, since 2001 and                   since January 1998.
                                                        previously Chief Operating
                                                        Officer from 1993 to 2001.
                                                        Director of the Institute for
                                                        Defense Analyses, a federally
                                                        funded research and development
                                                        center, Director of the German
                                                        Marshall Fund of the United
                                                        States, and Trustee of Colorado
                                                        College. Prior to 1993,
                                                        Executive Director of the
                                                        Commission on Behavioral and
                                                        Social Sciences and Education
                                                        at the National Academy of
                                                        Sciences/National Research
                                                        Council. From 1980 through
                                                        1989, Partner of Coopers &
                                                        Lybrand.

INTERESTED DIRECTORS*

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director     Director      President of funds in the Fund       89       Trustee/Director/Managing
1221 Avenue of the Americas  and          since 1999    Complex. Chairman, President,                 General Partner of funds in
New York, NY 10020           President                  Chief Executive Officer and                   the Fund Complex.
                                                        Director of the Advisers and VK
                                                        Advisors Inc. since December
                                                        2002. Chairman, President and
                                                        Chief Executive Officer of Van
                                                        Kampen Investments since
                                                        December 2002. Director of Van
                                                        Kampen Investments since
                                                        December 1999. Chairman and
                                                        Director of Van Kampen Funds
                                                        Inc. since December 2002.
                                                        President, Director and Chief
                                                        Operating Officer of Morgan
                                                        Stanley Investment Management
                                                        since December 1998. President
                                                        and Director since April 1997
                                                        and Chief Executive Officer
                                                        since June 1998 of Morgan
                                                        Stanley Investment Advisors
                                                        Inc. and Morgan Stanley
                                                        Services Company Inc. Chairman,
                                                        Chief Executive Officer and
                                                        Director of Morgan Stanley
                                                        Distributors Inc. since June
                                                        1998. Chairman since June 1998,
                                                        and Director since January 1998
                                                        of Morgan Stanley Trust.
                                                        Director of various Morgan
                                                        Stanley subsidiaries. President
                                                        of the Morgan Stanley Funds
                                                        since May 1999. Previously
                                                        Chief Executive Officer of Van
                                                        Kampen Funds Inc. from December
                                                        2002 to July 2003, Chief
                                                        Strategic Officer of Morgan
                                                        Stanley Investment Advisors
                                                        Inc. and Morgan Stanley
                                                        Services Company Inc. and
                                                        Executive Vice President of
                                                        Morgan Stanley Distributors
                                                        Inc. from April 1997 to June
                                                        1998. Chief Executive Officer
                                                        from September 2002 to April
                                                        2003 and Vice President from
                                                        May 1997 to April 1999 of the
                                                        Morgan Stanley Funds.

                                                                                         NUMBER OF
                                            TERM OF                                       FUNDS IN
                                          OFFICE AND                                        FUND
                             POSITION(S)   LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME       PRINCIPAL OCCUPATION(S)           OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND        SERVED      DURING PAST 5 YEARS             BY DIRECTOR   HELD BY DIRECTOR
Richard F. Powers, III* (57) Director     Director      Advisory Director of Morgan          91       Trustee/Director/Managing
1 Parkview Plaza                          since 1999    Stanley. Prior to December                    General Partner of funds in
P.O. Box 5555                                           2002, Chairman, Director,                     the Fund Complex.
Oakbrook Terrace, IL 60181                              President, Chief Executive
                                                        Officer and Managing Director
                                                        of Van Kampen Investments and
                                                        its investment advisory,
                                                        distribution and other
                                                        subsidiaries. Prior to December
                                                        2002, President and Chief
                                                        Executive Officer of funds in
                                                        the Fund Complex. Prior to May
                                                        1998, Executive Vice President
                                                        and Director of Marketing at
                                                        Morgan Stanley and Director of
                                                        Dean Witter, Discover & Co. and
                                                        Dean Witter Realty. Prior to
                                                        1996, Director of Dean Witter
                                                        Reynolds Inc.

Wayne W. Whalen* (64)        Director     Director      Partner in the law firm of           91       Trustee/Director/Managing
333 West Wacker Drive                     since 1997    Skadden, Arps, Slate, Meagher &               General Partner of funds in
Chicago, IL 60606                                       Flom (Illinois), legal counsel                the Fund Complex.
                                                        to funds in the Fund Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                  TERM OF
                                                 OFFICE AND
                                  POSITION(S)    LENGTH OF
NAME, AGE AND                      HELD WITH        TIME             PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND         SERVED            DURING PAST 5 YEARS
Stephen L. Boyd (62)           Vice President    Officer             Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                              since 1998          Vice President of funds in the Fund Complex. Prior to
45th Floor                                                           December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                    Investments and President and Chief Operations Officer of
                                                                     the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                     Executive Vice President and Chief Investment Officer of
                                                                     funds in the Fund Complex. Prior to May 2001, Managing
                                                                     Director and Chief Investment Officer of Van Kampen
                                                                     Investments, and Managing Director and President of the
                                                                     Advisers and Van Kampen Advisors Inc. Prior to December
                                                                     2000, Executive Vice President and Chief Investment Officer
                                                                     of Van Kampen Investments, and President and Chief Operating
                                                                     Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                     President and Chief Investment Officer for Equity
                                                                     Investments of the Advisers. Prior to October 1998, Vice
                                                                     President and Senior Portfolio Manager with AIM Capital
                                                                     Management, Inc. Prior to February 1998, Senior Vice
                                                                     President and Portfolio Manager of Van Kampen American
                                                                     Capital Asset Management, Inc., Van Kampen American Capital
                                                                     Investment Advisory Corp. and Van Kampen American Capital
                                                                     Management, Inc.

Stefanie V. Chang (36)         Vice President    Officer             Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                      since 2003          Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)       Executive Vice    Officer             Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas    President and     since 2002          Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020             Chief Investment                      Management Inc. and Morgan Stanley Investments LP and
                               Officer                               Director of Morgan Stanley Trust for over 5 years. Executive
                                                                     Vice President and Chief Investment Officer of funds in the
                                                                     Fund Complex. Managing Director and Chief Investment Officer
                                                                     of Van Kampen Investments, the Advisers and Van Kampen
                                                                     Advisors Inc. since December 2002.

John R. Reynoldson (50)        Vice President    Officer             Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                 since 2000          and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                        Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                           the Fixed Income Department of the Advisers and Van Kampen
                                                                     Advisors Inc. Prior to December 2000, Senior Vice President
                                                                     of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                     2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                     President of the government securities bond group for Asset
                                                                     Management.

                                                  TERM OF
                                                 OFFICE AND
                                  POSITION(S)    LENGTH OF
NAME, AGE AND                      HELD WITH        TIME             PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND         SERVED            DURING PAST 5 YEARS
Ronald E. Robison (64)         Executive Vice    Officer             Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas    President and     since 2003          Executive Vice President and Principal Executive Officer of
New York, NY 10020             Principal                             funds in the Fund Complex. Chief Global Operations Officer
                               Executive Officer                     and Managing Director of Morgan Stanley Investment
                                                                     Management Inc. Managing Director of Morgan Stanley.
                                                                     Managing Director and Director of Morgan Stanley Investment
                                                                     Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                     Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                     President of the Morgan Stanley Funds.

A. Thomas Smith III (46)       Vice President    Officer             Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas    and Secretary     since 1999          Director of Van Kampen Investments, Director of the
New York, NY 10020                                                   Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                     Investor Services and certain other subsidiaries of Van
                                                                     Kampen Investments. Managing Director and General
                                                                     Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                     Inc. Vice President and Secretary of funds in the Fund
                                                                     Complex. Prior to July 2001, Managing Director, General
                                                                     Counsel, Secretary and Director of Van Kampen Investments,
                                                                     the Advisers, the Distributor, Investor Services, and
                                                                     certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                     Secretary and Director of Van Kampen Investments, the
                                                                     Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                     Investor Services and certain other subsidiaries of Van
                                                                     Kampen Investments. Prior to January 1999, Vice President
                                                                     and Associate General Counsel to New York Life Insurance
                                                                     Company ("New York Life"), and prior to March 1997,
                                                                     Associate General Counsel of New York Life. Prior to
                                                                     December 1993, Assistant General Counsel of The Dreyfus
                                                                     Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                     Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                     the Securities and Exchange Commission, Division of
                                                                     Investment Management, Office of Chief Counsel.

John L. Sullivan (48)          Vice President,   Officer             Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza               Chief Financial   since 1997          the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                  Officer and                           subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181     Treasurer                             Chief Financial Officer and Treasurer of funds in the Fund
                                                                     Complex. Head of Fund Accounting for Morgan Stanley
                                                                     Investment Management. Prior to December 2002, Executive
                                                                     Director of Van Kampen Investments, the Advisers and Van
                                                                     Kampen Advisors Inc.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                            Van Kampen Funds Inc.
                                            1 Parkview Plaza, P.O. Box 5555
                                            Oakbrook Terrace, IL 60181-5555
                                            www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    465, 565, 665                              Member NASD/SIPC.
                    MSGL ANR 8/03                               11639H03-AP-8/03

VAN KAMPEN
INTERNATIONAL MAGNUM FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VAN KAMPEN INVESTMENTS LOGO]
GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

WELCOME, SHAREHOLDER

In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

               NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the MSCI EAFE Index from 7/1/96 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

                   VAN KAMPEN INTERNATIONAL MAGNUM FUND         MSCI EAFE INDEX
  7/1/1996                                       $9,427                 $10,000
 7/31/1996                                       $8,995                  $9,688
 9/30/1996                                       $9,348                  $9,941
12/31/1996                                       $9,642                 $10,059
 3/31/1997                                       $9,889                  $9,862
 6/30/1997                                      $11,057                 $11,100
 9/30/1997                                      $11,025                 $10,982
12/31/1997                                      $10,226                 $10,083
 3/31/1998                                      $11,638                 $11,524
 6/30/1998                                      $11,977                 $11,605
 9/30/1998                                       $9,798                  $9,916
12/31/1998                                      $10,797                 $11,921
 3/31/1999                                      $10,680                 $12,044
 6/30/1999                                      $11,314                 $12,307
 9/30/1999                                      $11,905                 $12,803
12/31/1999                                      $13,289                 $14,933
 3/31/2000                                      $13,031                 $14,874
 6/30/2000                                      $12,989                 $14,242
 9/30/2000                                      $12,031                 $13,053
12/31/2000                                      $11,858                 $12,662
 3/31/2001                                      $10,341                 $10,885
 6/30/2001                                      $10,392                 $10,703
 9/30/2001                                       $8,900                  $9,171
12/31/2001                                       $9,347                  $9,799
 3/31/2002                                       $9,515                  $9,805
 6/30/2002                                       $9,364                  $9,528
 9/30/2002                                       $7,375                  $7,611
12/31/2002                                       $7,701                  $8,083
 3/31/2003                                       $6,855                  $7,369
 6/30/2003                                       $8,116                  $8,703

                            A SHARES                  B SHARES                  C SHARES
                         SINCE 07/01/96            SINCE 07/01/96            SINCE 07/01/96
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL       W/O SALES     W/SALES     W/O SALES     W/SALES     W/O SALES     W/SALES
TOTAL RETURNS         CHARGES      CHARGES      CHARGES      CHARGES      CHARGES      CHARGES
Since Inception        -2.12%       -2.94%       -2.80%       -2.80%       -2.81%       -2.81%

5-year                 -7.49        -8.58        -8.12        -8.39        -8.12        -8.12

1-year                -13.33       -18.33       -14.44       -18.72       -14.47       -15.32

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI EAFE Index is an unmanaged index of common stocks from Europe, Australasia, New Zealand and the Far East. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen International Magnum Fund is managed by the Subadviser's International Magnum team. Francine J. Bovich, Managing Director, is a current member of the team(1). The following discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. No matter what part of the world they were focused on, stock investors faced many challenges during the past 12 months. For the first three quarters of the period, equity securities fared poorly, lagging well behind the performance of bonds and other fixed-income investments. Some of the issues equity investors confronted during the period included sluggish economic growth worldwide, the threat of deflation, the potential for further corporate fraud and mismanagement, rising oil prices, the growing likelihood of war in Iraq and fears of a global SARS epidemic. As investors began anticipating that the Iraqi campaign would be successful and SARS was contained, investors appeared to re-embrace the stock market. Attractive equity valuations--relative to fixed-income valuations--and prospects for better economic growth also fueled this renewed interest in stock investing.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen International Magnum Fund returned -13.33 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     -  The fund's benchmark, the MSCI EAFE Index, returned -6.46 percent.

     See Performance Summary for additional information and index definitions.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. The fund's underperformance was driven primarily by disappointing stock selection in European securities as well as by changes in the fund's cash position. Additionally, an underweighted position in the Pacific region (which includes Asia, Australia, and New Zealand) held back results.

(1)  Team members may change at any time without notice.

     - Selected European stock holdings--especially in the industrial and health-care sectors--were a drag on performance. Several of the fund's industrial stocks were hurt after issuing profit warnings, while many health-care names did poorly as investors were concerned about the strength of these companies' product pipelines.

     - Inflows and outflows of cash periodically came into the fund at inopportune times. In other words, the fund sometimes owned cash when we would have liked the fund to be more fully invested, and vice versa. We attribute this activity to market timing by investors seeking to capitalize on the market's dramatic volatility, particularly in late 2002. The fund reserves the right to reject any orders to purchase shares, and we made use of this policy in the spring of 2003. While doing so helped to steady the cash flow, the fund's performance was still negatively affected by the market timing activities earlier in the reporting period. Currently, the fund also has two other policies in place to try to deter such activity. First, under normal circumstances, the fund's investment advisor does not allow shareholders to exchange fund shares that have been registered in the shareholder's name for less than 30 days. Second, generally all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period.

     - In the Pacific region, the fund's results were hurt modestly by underweighting Australian securities, which generally declined less than other markets.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. As compared to the MSCI EAFE Index, stock selection in Japan and an underweighted position in the financial sector were positive influences.(2)

TOP 10 HOLDINGS AS OF 6/30/03

GlaxoSmith Kline                   3.29%
Novartis                           3.02
Vodafone                           2.93
TotalFinaElf                       2.87
Nestle                             2.46
Aventis                            2.35
Shell Transport & Trading          2.03
Nokia                              1.94
UBS                                1.73
BNP Paribas                        1.60

TOP 5 COUNTRIES AS OF 6/30/03

United Kingdom                    25.4%
Japan                             21.2
Switzerland                       12.8
France                            11.4
Netherlands                        5.9

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

     - Strong selection of Japanese securities, especially with respect to investments in the consumer discretionary, financial, materials and industrial sectors, helped the fund.

     - In addition, the fund also benefited from our decision to generally underweight the financial sector, especially bank stocks, which continued to struggle with the problems of nonperforming loans and poor capital structures.

Q.   PLEASE HIGHLIGHT SIGNIFICANT INVESTMENTS FROM THE PORTFOLIO.

A. From the broad vantage point of regional allocation, the fund was, as of June 30, 2003, underweighted in Europe and was increasing its weight in Pacific Asia. On a sector basis, the fund was overweighted in industrials, technology and health care. (The overweightings and underweightings discussed are relative to the MSCI EAFE Index.)

     - The decision to underweight European stocks was driven by concerns about the region's ability to meet investors' expectations for economic growth.

     - Following a strong bounce after the market bottomed in March, we reduced the fund's exposure to some stocks in Europe and deployed the assets into selected Asian holdings, which appeared to offer more attractive valuations.

     - Our decision to overweight industrial stocks was based on the potential for economic recovery. Industrials are highly cyclical businesses that historically have benefited from periods of strong economic growth.

     - In overweighting technology stocks, we focused on market-leading companies with strong global franchises and solid financial statements. For example, we favored Nokia, the world's largest maker of mobile telephones and the fund's eighth-largest holding at the period's end.(2)

     - In health care, we looked to invest in well-managed companies with the ability to generate solid cash flow. While we recognized investors' concerns about new-drug pipelines and increased competition from generic pharmaceutical companies, we believed that current health-care-stock prices reflected these worries to an excessive degree.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. The combination of the weaker dollar and the U.S. Federal Reserve Board's recent statements about its willingness to fight deflation unleashed a wave of liquidity in the United States. Central banks around

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

     the world began lowering interest rates, and even the Bank of Japan has been quietly growing its money supply. Some of this excess liquidity found its way into the stock and bond markets, enabling both to appreciate in recent months. The central issue remains whether the global economy will gain traction and grow more rapidly. We believe that the non-U.S. markets offer better valuation opportunities as they have yet to become fully priced given investors' expectations of tepid growth prospects. Whatever happens next, we will continue to monitor the global economic and market situation, seeking to identify the most attractive regions, sectors and individual stocks to help shareholders work toward their long-term investment goals.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by Calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                               MARKET
DESCRIPTION                                                      SHARES        VALUE
COMMON AND PREFERRED STOCKS 89.3%
AUSTRALIA 2.4%
Australia and New Zealand Banking Group Ltd.                       8,100    $   101,215
BHP Biliton Ltd. (a)                                              39,878        231,345
Commonwealth Bank of Australia                                     7,750        153,770
Foster's Brewing Ltd.                                             40,100        113,355
National Australia Bank Ltd.                                       7,700        173,201
News Corp., Ltd.                                                  29,940        225,156
Qantas Airways Ltd.                                               36,063         79,181
Rio Tinto Ltd.                                                    11,200        219,666
Westpac Banking Corp., Ltd.                                       13,400        146,208
                                                                            -----------
                                                                              1,443,097
                                                                            -----------

BELGIUM 0.7%
Agfa Gevaert, NV                                                   5,462        116,166
Fortis                                                             6,190        106,801
Solvay SA (b)                                                      3,348        231,062
                                                                            -----------
                                                                                454,029
                                                                            -----------

BERMUDA 0.9%
Esprit Holdings Ltd.                                              66,000        161,654
Johnson Electric Holdings Ltd.                                   192,000        238,826
Li & Fung Ltd.                                                   126,400        162,900
                                                                            -----------
                                                                                563,380
                                                                            -----------

DENMARK 0.4%
Danske Bank A/S (b)                                               11,271        219,823
                                                                            -----------

FINLAND 2.1%
Nokia Oyj (b)                                                     64,532      1,064,429
Sampo Oyj, Class A (b)                                            14,100        103,636
Stora Enso Oyj (b)                                                11,111        124,354
                                                                            -----------
                                                                              1,292,419
                                                                            -----------

FRANCE 10.2%
Aventis SA (b)                                                    23,322      1,285,240
BNP Paribas, SA (b)                                               17,257        878,357
Cap Gemini SA (a)                                                  8,511        302,700
Carrefour SA (a)                                                   5,218        256,166
France Telecom, SA (a)                                            15,882        390,210
Groupe Danone (b)                                                  1,622        224,818
L'Oreal, SA (b)                                                    1,547        109,257
Neopost, SA (a) (b)                                                3,048        129,721

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES        VALUE
FRANCE (CONTINUED)
Schneider Electric, SA (b)                                        11,637    $   548,001
Societe Generale (b)                                               6,653        422,424
Total SA (b)                                                      10,404      1,574,884
Unibail (b)                                                        1,602        118,854
                                                                            -----------
                                                                              6,240,632
                                                                            -----------

GERMANY 3.2%
Adidas-Salomon, AG                                                   982         84,117
Deutsche Bank, AG (Registered) (a) (b)                             2,253        146,369
Deutsche Telekom, AG (b)                                          27,192        415,679
Linde, AG (a)                                                      3,403        126,197
Porsche AG--Preferred Stock                                          222         94,226
Siemens, AG (b)                                                   16,489        810,248
Volkswagen, AG                                                     7,320        309,934
                                                                            -----------
                                                                              1,986,770
                                                                            -----------

GREECE 0.4%
Hellenic Telecommunicatons Organization, SA                       20,410        241,340
                                                                            -----------

HONG KONG 1.7%
Bank of East Asia                                                 25,000         48,890
Cathay Pacific Airways Ltd.                                       73,000         98,293
Cheung Kong Holdings Ltd.                                         22,100        132,631
Henderson Land Development Co., Ltd.                             113,000        323,141
Hutchison Whampoa Ltd.                                            33,870        206,309
Sun Hung Kai Properties Ltd.                                      27,700        139,598
Television Broadcasts Ltd.                                        26,000         92,855
                                                                            -----------
                                                                              1,041,717
                                                                            -----------

ITALY 3.9%
ENI SpA (b)                                                       19,838        300,522
Mediaset SpA                                                      15,254        129,313
Snam Rete Gas SpA (b)                                             87,377        343,729
Telecom Italia SpA--RNC (b)                                       58,839        322,832
Telecom Italia SpA                                                79,355        719,272
UniCredito Italiano SpA (b)                                      123,722        590,592
                                                                            -----------
                                                                              2,406,260
                                                                            -----------

JAPAN 19.0%
Amada Co., Ltd.                                                   43,000        138,484
Canon, Inc.                                                        8,000        367,778
Casio Computer Co., Ltd.                                          27,000        172,784
Dai Nippon Printing Co., Ltd.                                     16,000        169,538
Daicel Chemical Industries Ltd.                                   47,000        149,406
Daifuku Co., Ltd.                                                 37,000        141,079
Daikin Industries Ltd.                                            16,000        294,356
Denki Kagaku Kogyo KK                                             63,000        175,036

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES        VALUE
JAPAN (CONTINUED)
East Japan Railway Co.                                                49    $   218,314
FamilyMart Co., Ltd.                                              11,100        198,653
Fuji Machine Manufacturing Co.                                     8,900        103,216
Fuji Photo Film Co. Ltd.                                          10,000        289,516
Fujitec Co., Ltd.                                                 15,000         65,079
Fujitsu Ltd.                                                      46,000        188,828
Furukawa Electric Co., Ltd.                                       32,000        104,660
Hitachi Capital Corp.                                             17,100        186,473
Hitachi High-Technologies Corp.                                    5,000         61,700
Hitachi Ltd.                                                      53,000        225,080
House Foods Corp.                                                  9,800         89,942
Kaneka Corp.                                                      38,000        234,617
Kurita Water Industries Ltd.                                      17,100        189,612
Kyocera Corp.                                                      4,400        252,205
Kyudenko Co., Ltd.                                                14,000         49,059
Lintec Corp.                                                      11,000        114,722
Matsushita Electric Industrial                                    31,000        307,530
Minebea Co., Ltd.                                                 38,000        150,916
Mitsubishi Chemical Corp. (a)                                     85,000        173,752
Mitsubishi Corp.                                                  35,000        243,252
Mitsubishi Estate Co., Ltd.                                       33,000        223,845
Mitsubishi Heavy Industries Ltd.                                  82,000        212,774
Mitsubishi Logistcs Corp.                                         11,000         66,630
Mitsumi Electric Co., Ltd.                                        16,200        167,738
Nagase & Co., Ltd.                                                14,000         72,654
NEC Corp.                                                         49,000        245,296
Nifco, Inc.                                                       12,000        128,956
Nintendo Co., Ltd.                                                 3,300        240,365
Nippon Meat Packers, Inc.                                         14,000        132,460
Nippon Telegraph & Telephone Corp.                                    58        227,925
Nissan Motor Co., Ltd.                                            41,900        401,328
Nissha Printing Co., Ltd.                                          6,000         43,453
Nisshinbo Industries, Inc.                                        21,000         96,366
Obayashi Corp.                                                    43,000        132,026
Ono Pharmaceutical Co., Ltd.                                       7,000        217,263
Ricoh Co., Ltd.                                                   21,000        343,765
Rinnai Corp.                                                       4,600         96,909
Rohm Co., Ltd.                                                     1,300        141,980
Ryosan Co., Ltd.                                                   8,800        115,419
Sangetsu Co., Ltd.                                                 1,300         20,999
Sanki Engineering Co., Ltd.                                        6,000         29,486
Sankyo Co., Ltd.                                                  17,100        204,592
Sanwa Shutter Corp.                                               31,000        123,115
Sekisui Chemical Co., Ltd.                                        38,000        128,722

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES        VALUE
JAPAN (CONTINUED)
Sekisui House Ltd.                                                23,000    $   174,628
Shin-Etsu Polymer Co., Ltd.                                       22,000        108,481
Sony Corp.                                                         8,400        236,886
Suzuki Motor Co., Ltd.                                            18,000        234,584
TDK Corp.                                                          5,100        252,330
Toho Co.                                                           5,400         47,487
Tokyo Electric Power Co., Inc.                                    10,400        199,141
Toshiba Corp. (a)                                                 93,000        320,462
Toyo Ink Mfg Co, Ltd.                                             22,000         59,839
Toyota Motor Corp.                                                13,900        360,677
Tsubakimoto Chain Co.                                             40,000        123,483
Yamaha Corp.                                                      20,100        276,039
Yamaha Motor Co.                                                   8,000         67,615
Yamanouchi Pharmaceutical Co., Ltd.                               11,300        295,098
                                                                            -----------
                                                                             11,626,403
                                                                            -----------

NETHERLANDS 5.3%
ABN Amro Holdings NV (a)                                           6,534        125,137
Aegon, NV                                                         10,354        103,853
Akzo Nobel NV (a) (b)                                             20,333        539,796
ASML Holding, NV (a)                                               3,184         30,288
Gucci Group NV (b)                                                 1,088        106,500
Heineken, NV (b)                                                   5,879        208,956
ING Groep, NV (b)                                                 20,786        361,745
Koninklijke (Royal) Philips Electronics, NV (a) (b)               25,674        489,042
Koninklijke KPN, NV (a) (b)                                       28,238        200,406
Royal Dutch Petroleum Co. (b)                                     14,995        697,164
Unilever, NV, CVA (b)                                              7,326        393,697
                                                                            -----------
                                                                              3,256,584
                                                                            -----------

NORWAY 1.0%
DnB Holding, ASA (a)                                              42,147        207,999
Gjensidige NOR Sparebank (b)                                       3,408        119,291
Statoil, ASA (b)                                                  19,435        165,693
Telenor, ASA (b)                                                  32,106        133,522
                                                                            -----------
                                                                                626,505
                                                                            -----------

PORTUGAL 0.2%
Brisa-Auto Estradas de Portugal, SA (b)                           26,452        149,089
                                                                            -----------

SINGAPORE 2.0%
CapitaLand Ltd.                                                  109,000         76,763
City Developments Ltd.                                            33,000         83,215
DBS Group Holdings Ltd.                                           15,564         91,046
Neptune Orient Lines Ltd. (a)                                    160,000        134,488
Oversea-Chinese Banking Corp., Ltd.                               17,000         96,550

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES        VALUE
SINGAPORE (CONTINUED)
Sembcorp Industries Ltd.                                         120,000    $    87,236
Sembcorp Logistics Ltd.                                           44,000         46,980
Singapore Airlines Ltd.                                           38,000        224,450
United Overseas Bank Ltd.                                         22,120        155,779
Venture Manufacturing Ltd.                                        28,000        256,027
                                                                            -----------
                                                                              1,252,534
                                                                            -----------

SPAIN 1.1%
Banco Bilbao Vizcaya Argentaria, SA (a)                            8,125         85,514
Telefonica SA (a) (b)                                             50,199        583,766
                                                                            -----------
                                                                                669,280
                                                                            -----------

SWEDEN  0.6%
Assa Abloy AB, Class B (b)                                        10,647        103,205
Securitas AB, Class B (a)                                         13,404        137,473
Swedish Match AB (b)                                              13,492        102,095
                                                                            -----------
                                                                                342,773
                                                                            -----------

SWITZERLAND 11.5%
Adecco SA                                                          6,183        255,261
Ciba Specialty Chemicals, AG                                       2,454        148,881
Converium Holdings, AG (b)                                         6,322        292,339
Credit Suisse Group (a) (b)                                       19,259        507,978
Holcim Ltd., Class B                                               9,400        348,084
Nestle, SA (Registered) (b)                                        6,531      1,350,558
Novartis, AG (b)                                                  41,697      1,653,566
Roche Holding, AG (b)                                              5,946        467,418
Schindler Holding, AG (Registered) (b)                             1,399        246,347
Swisscom, AG (Registered)                                            609        173,472
Syngenta, AG (Registered) (b)                                     10,474        526,180
UBS, AG (a) (b)                                                   16,987        947,004
Zurich Financial Services, AG                                        998        119,249
                                                                            -----------
                                                                              7,036,337
                                                                            -----------

UNITED KINGDOM 22.7%
Allied Domecq Plc (b)                                             92,210        509,063
Amvescap Plc (b)                                                  29,774        205,712
AstraZeneca Group Plc (b)                                          5,294        212,636
Aviva Plc (b)                                                     15,600        108,491
Barclays Plc (b)                                                 100,764        749,488
BOC Group Plc (b)                                                 37,302        479,379
BP Plc (b)                                                        72,208        501,580
British American Tobacco Plc (b)                                  44,447        505,082
Cadbury Schweppes Plc (b)                                         39,642        234,577
Compass Group Plc (b)                                             42,869        231,529
Diageo Plc (b)                                                    43,178        461,757
GlaxoSmithKline Plc (b)                                           89,145      1,802,064

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                               MARKET
DESCRIPTION                                                      SHARES        VALUE
UNITED KINGDOM (CONTINUED)
GUS Plc (b)                                                       11,423    $   128,203
Hays Plc (b)                                                     276,425        438,627
HSBC Holdings Plc (b)                                             58,921        697,316
Invensys Plc (b)                                                 554,075        187,745
Lloyds TSB Group Plc (b)                                          18,429        131,060
National Grid Transco Plc                                         50,527        343,251
Pearson Plc                                                       12,116        113,350
Prudential Plc                                                    67,220        407,766
Reckitt Benckiser Plc                                             10,951        201,282
Reed Elsevier International Plc (b)                               97,764        814,839
Rentokil Initial Plc (b)                                         144,035        450,558
Rolls-Royce Plc                                                  131,750        279,290
Royal Bank of Scotland Group Plc (a)                               5,903        165,870
Shell Transport & Trading Co., Plc (b)                           168,094      1,111,371
Smiths Group Plc (b)                                              31,409        364,969
Vodafone Group Plc (b)                                           820,834      1,607,757
WPP Group Plc (b)                                                 63,611        499,428
                                                                            -----------
                                                                             13,944,040
                                                                            -----------

TOTAL LONG-TERM INVESTMENTS 89.3%
  (Cost $51,750,868)                                                         54,793,012

REPURCHASE AGREEMENT 9.5%
State Street Bank & Trust Co. ($5,859,000 par collateralized by U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $5,859,106)
  (Cost $5,859,000)                                                           5,859,000
                                                                            -----------

TOTAL INVESTMENTS 98.8%
  (Cost $57,609,868)                                                         60,652,012

FOREIGN CURRENCY 0.9%
  (Cost $553,383)                                                               550,252

OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%                                      160,219
                                                                            -----------

NET ASSETS 100.0%                                                           $61,362,483
                                                                            ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b)  Assets segregated as collateral for open futures and forward transactions.

CVA--Certification Van Aandelen

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
Total Investments (Cost $57,609,868)                                               $ 60,652,012
Foreign Currency (Cost $553,383)                                                        550,252
Cash                                                                                    947,266
Receivables:
   Investments Sold                                                                     435,643
   Dividends                                                                            236,450
   Fund Shares Sold                                                                      71,880
Other                                                                                    42,416
                                                                                   ------------
     Total Assets                                                                    62,935,919
                                                                                   ------------

LIABILITIES:
Payables:
   Investments Purchased                                                                792,276
   Fund Shares Repurchased                                                              495,407
   Distributor and Affiliates                                                            75,658
   Investment Advisory Fee                                                               24,693
   Variation Margin on Futures                                                           22,581
Accrued Expenses                                                                         77,572
Directors' Deferred Compensation and Retirement Plans                                    54,434
Forward Foreign Currency Contracts                                                       30,815
                                                                                   ------------
     Total Liabilities                                                                1,573,436
                                                                                   ------------
Net Assets                                                                         $ 61,362,483
                                                                                   ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)                                                               $ 86,094,678
Net Unrealized Appreciation                                                           2,973,132
Accumulated Undistributed Net Investment Income                                         464,691
Accumulated Net Realized Loss                                                       (28,170,018)
                                                                                   ------------
Net Assets                                                                         $ 61,362,483
                                                                                   ============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of $32,589,418 and 3,399,881 shares of beneficial interest
     issued and outstanding)                                                       $       9.59
     Maximum sales charge (5.75%* of offering price)                                        .59
                                                                                   ------------
     Maximum offering price to public                                              $      10.18
                                                                                   ============
  Class B Shares:
     Net asset value and offering price per share  (Based on net assets of
     $21,439,224 and 2,304,885 shares of beneficial interest issued
     and outstanding)                                                              $       9.30
                                                                                   ============
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $7,333,841 and 785,081 shares of beneficial interest
     issued and outstanding)                                                       $       9.34
                                                                                   ============

*    On sales of $50,000 or more, the sales charge will be reduced.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $172,538)                           $ 1,445,526
Interest                                                                                79,556
Other                                                                                    9,088
                                                                                   -----------
     Total Income                                                                    1,534,170
                                                                                   -----------

EXPENSES:
Investment Advisory Fee                                                                551,997
Distribution (12b-1) and Service Fees  (Attributed to Classes A, B and C
  of $100,306, $225,181 and $63,452, respectively)                                     388,939
Custody                                                                                163,974
Administrative Fee                                                                     119,341
Shareholder Services                                                                   118,920
Legal                                                                                   19,979
Directors' Fees and Related Expenses                                                    15,768
Other                                                                                  175,983
                                                                                   -----------
     Total Expenses                                                                  1,554,901
     Expense Reduction ($151,136 Investment Advisory
       Fee and $49,166 Other)                                                          200,302
     Less Credits Earned on Cash Balances                                                4,509
                                                                                   -----------
     Net Expenses                                                                    1,350,090
                                                                                   -----------
NET INVESTMENT INCOME                                                              $   184,080
                                                                                   ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                                     $(6,887,369)
   Futures                                                                            (495,366)
   Foreign Currency Transactions                                                       416,684
                                                                                   -----------
Net Realized Loss                                                                   (6,966,051)
                                                                                   -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                           2,891,315
   End of the Period:
     Investments                                                                     3,042,144
     Futures                                                                           (74,870)
     Foreign Currency Contracts                                                        (30,815)
     Foreign Currency Translation                                                       36,673
                                                                                   -----------
                                                                                     2,973,132
                                                                                   -----------
Net Unrealized Appreciation During the Period                                           81,817
                                                                                   -----------
NET REALIZED AND UNREALIZED LOSS                                                   $(6,884,234)
                                                                                   ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $(6,700,154)
                                                                                   ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED        YEAR ENDED
                                                                              JUNE 30, 2003    JUNE 30, 2002
                                                                              ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                                    $     184,080    $    (160,180)
Net Realized Loss                                                                (6,966,051)     (11,305,228)
Net Unrealized Appreciation During the Period                                        81,817        3,506,127
                                                                              -------------    -------------
Change in Net Assets from Operations                                             (6,700,154)      (7,959,281)
                                                                              -------------    -------------
Distributions from Net Investment Income:
     Class A Shares                                                                (162,037)             -0-
     Class B Shares                                                                     -0-              -0-
     Class C Shares                                                                     -0-              -0-
                                                                              -------------    -------------
Total Distributions                                                                (162,037)             -0-
                                                                              -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                              (6,862,191)      (7,959,281)
                                                                              -------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                       347,535,664      359,206,221
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                                            151,716              -0-
Cost of Shares Repurchased                                                     (369,566,686)    (391,650,719)
                                                                              -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                              (21,879,306)     (32,444,498)
                                                                              -------------    -------------
TOTAL DECREASE IN NET ASSETS                                                    (28,741,497)     (40,403,779)
NET ASSETS:
Beginning of the Period                                                          90,103,980      130,507,759
                                                                              -------------    -------------
End of the Period (Including accumulated undistributed
   net investment income of $464,691 and
   $23,693, respectively)                                                     $  61,362,483    $  90,103,980
                                                                              =============    =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                              YEAR ENDED JUNE 30,
                                                      --------------------------------------------------------------
                                                      2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
                                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD               $11.11        $12.34        $15.58        $13.57       $14.85
                                                      -------        ------       -------        ------       ------
  Net Investment Income                                   .05           .02           .07           .04          .05
  Net Realized and Unrealized Gain/Loss                 (1.53)        (1.25)        (3.16)         1.97         (.91)
                                                      -------        ------       -------        ------       ------
Total from Investment Operations                        (1.48)        (1.23)        (3.09)         2.01         (.86)
                                                      -------        ------       -------        ------       ------
Less:
  Distributions from Net
    Investment Income                                    (.04)          -0-           -0-           -0-         (.26)
  Distributions from Net Realized Gain                    -0-           -0-          (.15)          -0-         (.16)
                                                      -------        ------       -------        ------       ------
Total Distributions                                      (.04)          -0-          (.15)          -0-         (.42)
                                                      -------        ------       -------        ------       ------
NET ASSET VALUE, END OF THE PERIOD                     $ 9.59        $11.11        $12.34        $15.58       $13.57
                                                      =======        ======       =======        ======       ======

Total Return* (b)                                     -13.33%        -9.89%       -20.00%        14.81%       -5.54%
Net Assets at End of the Period
  (In millions)                                        $ 32.6        $ 51.8        $ 77.1        $ 62.7       $ 45.6
Ratio of Expenses to Average Net Assets*                1.65%         1.65%         1.60%         1.65%        1.65%
Ratio of Net Investment Income to
  Average Net Assets*                                    .54%          .18%          .47%          .26%         .37%
Portfolio Turnover                                        56%           62%           41%           66%          70%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                 1.94%         1.75%           N/A         1.68%        1.71%
Ratio of Net Investment Income to
  Average Net Assets                                     .25%          .08%           N/A          .23%         .33%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                              YEAR ENDED JUNE 30,
                                                      --------------------------------------------------------------
                                                      2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
                                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD               $10.87        $12.12        $15.35        $13.47       $14.72
                                                      -------       -------       -------        ------       ------
  Net Investment Loss                                    (.01)         (.06)         (.05)         (.08)        (.04)
  Net Realized and Unrealized Gain/Loss                 (1.56)        (1.19)        (3.03)         1.96         (.90)
                                                      -------       -------       -------        ------       ------
Total from Investment Operations                        (1.57)        (1.25)        (3.08)         1.88         (.94)
                                                      -------       -------       -------        ------       ------
Less:
  Distributions from
     Net Investment Income                                -0-           -0-           -0-           -0-         (.15)
  Distributions from Net Realized Gain                    -0-           -0-          (.15)          -0-         (.16)
                                                      -------       -------       -------        ------       ------
Total Distributions                                       -0-           -0-          (.15)          -0-         (.31)
                                                      -------       -------       -------        ------       ------
NET ASSET VALUE, END OF THE PERIOD                     $ 9.30        $10.87        $12.12        $15.35       $13.47
                                                      =======       =======       =======        ======       ======

Total Return* (b)                                     -14.44%       -10.24%       -20.28%        14.12%       -6.28%
Net Assets at End of the Period
     (In millions)                                     $ 21.4        $ 30.2        $ 40.3        $ 55.6       $ 48.1
Ratio of Expenses to Average Net Assets*                2.40%         2.40%         2.35%         2.40%        2.40%
Ratio of Net Investment Loss to
  Average Net Assets*                                   (.15%)        (.57%)        (.34%)        (.55%)       (.33%)
Portfolio Turnover                                        56%           62%           41%           66%          70%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                 2.69%         2.50%           N/A         2.43%        2.46%
Ratio of Net Investment Loss to
  Average Net Assets                                    (.44%)        (.67%)          N/A         (.58%)       (.37%)

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                              YEAR ENDED JUNE 30,
                                                      --------------------------------------------------------------
                                                      2003(a)       2002(a)       2001(a)       2000(a)      1999(a)
                                                      --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD               $10.92        $12.18        $15.43        $13.52       $14.78
                                                       ------        ------        ------        ------       ------
  Net Investment Loss                                     -0-          (.07)         (.05)         (.09)        (.03)
  Net Realized and Unrealized Gain/Loss                 (1.58)        (1.19)        (3.05)         2.00         (.92)
                                                       ------        ------        ------        ------       ------
Total from Investment Operations                        (1.58)        (1.26)        (3.10)         1.91         (.95)
                                                       ------        ------        ------        ------       ------
Less:
  Distributions from
     Net Investment Income                                -0-           -0-           -0-           -0-         (.15)
  Distributions from Net Realized Gain                    -0-           -0-          (.15)          -0-         (.16)
                                                       ------        ------        ------        ------       ------
Total Distributions                                       -0-           -0-          (.15)          -0-         (.31)
                                                       ------        ------        ------        ------       ------
NET ASSET VALUE, END OF THE PERIOD                     $ 9.34        $10.92        $12.18        $15.43       $13.52
                                                       ======        ======        ======        ======       ======

Total Return*(b)                                      -14.47%       -10.27%       -20.26%        14.13%       -6.25%
Net Assets at End of the Period
     (In millions)                                     $  7.3        $  8.1        $ 13.1        $ 15.2       $ 14.2
Ratio of Expenses to Average Net Assets*                2.40%         2.40%         2.35%         2.40%        2.40%
Ratio of Net Investment Income/Loss to
  Average Net Assets*                                    .02%         (.59%)        (.35%)        (.58%)       (.26%)
Portfolio Turnover                                        56%           62%           41%           66%          70%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                 2.69%         2.50%           N/A         2.43%        2.46%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                    (.27%)        (.69%)          N/A         (.61%)        .30%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


1.  SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $19,552,968, which will expire between June 30, 2009 and 2011.
     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                               $61,678,509
                                                                   ===========
Gross tax unrealized appreciation                                  $ 4,879,490
Gross tax unrealized depreciation                                   (5,905,987)
                                                                   -----------
Net tax unrealized depreciation on investments                     $(1,026,497)
                                                                   ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.
     The tax character of the distributions paid during the years ended June 30, 2003 and 2002 were as follows:

                                                               2003         2002
Distributions paid from
  Ordinary income                                             162,037        -0-
  Long-term capital gain                                          -0-        -0-
                                                              -------        ---
                                                              162,037        -0-
                                                              =======        ===

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the Untied States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,271 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to the recognition of net realized gains on foreign currency transactions totaling $416,684 was reclassified to accumulated undistributed net investment income from accumulated net realized loss.
     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $490,307

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, losses relating to wash sale transactions and gains or losses recognized for tax purposes on open future transactions on June 30, 2003.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $4,509 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                         % PER ANNUM
First $500 million                                                  0.80%
Next $500 million                                                   0.75%
Over $1 billion                                                     0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $151,136 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $16,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JP Morgan"), through its corporate affiliate JP Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JP Morgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,000 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.
     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $70,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $49,166 of these fees. This reimbursement is voluntary in nature and can be discontinued at the

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $31,702 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $524.

3.  CAPITAL TRANSACTIONS
At June 30, 2003, capital aggregated $42,209,317, $34,462,700 and $9,422,661 for
Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                     SHARES          VALUE
Sales:
   Class A                                         36,764,956    $ 339,568,157
   Class B                                            328,696        2,941,973
   Class C                                            574,094        5,025,534
                                                  -----------    -------------
Total Sales                                        37,667,746    $ 347,535,664
                                                  ===========    =============

Dividend Reinvestment:
   Class A                                             16,971    $     151,716
   Class B                                                -0-              -0-
   Class C                                                -0-              -0-
                                                  -----------    -------------
Total Dividend Reinvestment                            16,971    $     151,716
                                                  ===========    =============

Repurchases:
   Class A                                        (38,039,557)   $(357,501,082)
   Class B                                           (805,763)      (7,247,233)
   Class C                                           (530,277)      (4,818,371)
                                                  -----------    -------------
Total Repurchases                                 (39,375,597)   $(369,566,686)
                                                  ===========    =============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


     At June 30, 2002, capital aggregated $59,990,526, $38,767,960 and
$9,215,498 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                               SHARES          VALUE
Sales:
  Class A                                                    30,441,282    $ 344,266,540
  Class B                                                       309,882        3,476,870
  Class C                                                       994,874       11,462,811
                                                            -----------    -------------
Total Sales                                                  31,746,038    $ 359,206,221
                                                            ===========    =============

Repurchases:
  Class A                                                   (32,036,288)   $(366,986,920)
  Class B                                                      (852,774)      (9,289,081)
  Class C                                                    (1,325,249)     (15,374,718)
                                                            -----------    -------------
Total Repurchases                                           (34,214,311)   $(391,650,719)
                                                            ===========    =============

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 10,016 and 13,601 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                               PERCENTAGE OF DOLLAR
                                                                 AMOUNT SUBJECT TO
                                                                      CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First                                                          5.00%           1.00%
Second                                                         4.00%            None
Third                                                          3.00%            None
Fourth                                                         2.50%            None
Fifth                                                          1.50%            None
Thereafter                                                     None             None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $17,400 and CDSC on redeemed shares of approximately $54,000. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitment transactions, were $34,847,111 and $47,586,152, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $606,800 and $34,400 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $171,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $50,500.

6.  DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.
A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


     At June 30, 2003, the Fund has outstanding forward foreign currency contracts as follows:

                                                                            UNREALIZED
                                                           CURRENT         APPRECIATION/
                                                            VALUE          DEPRECIATION
LONG CONTRACTS:
British Pounds 2,536,675 expiring 9/10/03                 $4,172,426         $ (2,277)
Euro 1,904,170 expiring 9/10/03                            2,185,724          (34,633)
Japanese Yen 332,115,000 expiring 9/10/03                  2,777,566          (45,129)
                                                                             --------
                                                                              (82,039)
                                                                             --------

SHORT CONTRACTS:
British Pounds 1,114,435 expiring 9/10/03                 $1,833,067         $  1,171
Euro 1,284,636 expiring 9/10/03                            1,474,585           28,130
Japanese Yen 154,980,000 expiring 9/10/03                  1,296,139           21,923
                                                                             --------
                                                                               51,224
                                                                             --------
                                                                             $(30,815)
                                                                             ========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the year the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003


     Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                                              CONTACTS
Outstanding at June 30, 2002                                                       34
Futures Opened                                                                  2,050
Futures Closed                                                                 (1,996)
                                                                               ------
Outstanding at June 30, 2003                                                       88
                                                                               ======

     The futures contracts outstanding as of June 30, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                               CONTRACTS   DEPRECIATION
LONG CONTRACTS:
TOPIX Index - September 2003
  (Current notional value $75,245 per contract)                   21        $   52,117
EUREX DJ Euro - September 2003
  (Current notional value $27,870 per contract)                   28           (24,229)
HKFE-HS - July 2003
  (Current notional value $61,450 per contract)                    3            (1,263)
FTSE 100 Index - September 2003
  (Current notional value $66,237 per contract)                   36          (101,495)
                                                                  --        ----------
                                                                  88        $  (74,870)
                                                                  ==        ==========

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen International Magnum Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen International Magnum Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen International Magnum Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF PHONE]

- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

[ILLUSTRATION OF ENVELOPES]

- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

*  Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL MAGNUM FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER(1)
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR(1)
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN(1)
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


 For federal income tax purposes, the following is furnished with respect to the distribution paid by the Fund during its taxable year ended June 30, 2003. The Fund intends to pass through foreign tax credits of $172,538 and has derived gross income from sources within foreign countries amouting to $1,125,351. In January, the Fund provides tax information to shareholders for the preceding calendar year.

(1)  Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.


INDEPENDENT DIRECTORS

                                                                                           NUMBER OF
                                       TERM OF                                              FUNDS IN
                                      OFFICE AND                                              FUND
                         POSITION(S)  LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND        SERVED    DURING PAST 5 YEARS                      BY DIRECTOR  HELD BY DIRECTOR
David C. Arch (58)       Director     Director    Chairman and Chief Executive Officer of       91      Trustee/Director/Managing
Blistex Inc.                          since 2003  Blistex Inc., a consumer health care                  General Partner of funds
1800 Swift Drive                                  products manufacturer. Former Director                in the Fund Complex.
Oak Brook, IL 60523                               of the World Presidents
                                                  Organization-Chicago Chapter. Director
                                                  of the Heartland Alliance, a nonprofit
                                                  organization serving human needs based
                                                  in Chicago.

J. Miles Branagan (71)   Director     Director    Private investor. Co-founder, and prior       89      Trustee/Director/Managing
1632 Morning Mountain                 since 1997  to August 1996, Chairman, Chief                       General Partner of funds
Road                                              Executive Officer and President, MDT                  in the Fund Complex.
Raleigh, NC 27614                                 Corporation (now known as
                                                  Getinge/Castle, Inc., a subsidiary of
                                                  Getinge Industrier AB), a company which
                                                  develops, manufactures, markets and
                                                  services medical and scientific
                                                  equipment.

                                                                                           NUMBER OF
                                       TERM OF                                              FUNDS IN
                                      OFFICE AND                                              FUND
                         POSITION(S)  LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND        SERVED    DURING PAST 5 YEARS                      BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (64)     Director     Director    Prior to January 1999, Chairman and           89      Trustee/Director/Managing
33971 Selva Road                      since 1999  Chief Executive Officer of the Allstate               General Partner of funds
Suite 130                                         Corporation ("Allstate") and Allstate                 in the Fund Complex.
Dana Point, CA 92629                              Insurance Company. Prior to January                   Director of Amgen Inc., a
                                                  1995, President and Chief Executive                   biotechnological company,
                                                  Officer of Allstate. Prior to August                  and Director of Valero
                                                  1994, various management positions at                 Energy Corporation, an
                                                  Allstate.                                             independent refining
                                                                                                        company.

Rod Dammeyer (62)        Director     Director    President of CAC, llc., a private             91      Trustee/Director/Managing
CAC, llc.                             since 2003  company offering capital investment and               General Partner of funds
4350 LaJolla Village                              management advisory services. Prior to                in the Fund Complex.
Drive                                             July 2000, Managing Partner of Equity                 Director of TeleTech
Suite 980                                         Group Corporate Investment (EGI), a                   Holdings Inc.,
San Diego, CA 92122-6223                          company that makes private investments                Stericycle, Inc.,
                                                  in other companies.                                   TheraSense, Inc., GATX
                                                                                                        Corporation, Arris Group,
                                                                                                        Inc. and Trustee of the
                                                                                                        University of Chicago
                                                                                                        Hospitals and Health
                                                                                                        Systems. Prior to May
                                                                                                        2002, Director of
                                                                                                        Peregrine Systems Inc.
                                                                                                        Prior to February 2001,
                                                                                                        Vice Chairman and
                                                                                                        Director of Anixter
                                                                                                        International, Inc. and
                                                                                                        IMC Global Inc. Prior to
                                                                                                        July 2000, Director of
                                                                                                        Allied Riser
                                                                                                        Communications Corp.,
                                                                                                        Matria Healthcare Inc.,
                                                                                                        Transmedia Networks,
                                                                                                        Inc., CNA Surety, Corp.
                                                                                                        and Grupo Azcarero Mexico
                                                                                                        (GAM). Prior to April
                                                                                                        1999, Director of Metal
                                                                                                        Management, Inc.

                                                                                           NUMBER OF
                                       TERM OF                                              FUNDS IN
                                      OFFICE AND                                              FUND
                         POSITION(S)  LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND        SERVED    DURING PAST 5 YEARS                      BY DIRECTOR  HELD BY DIRECTOR
Linda Hutton Heagy (55)  Director     Director    Managing Partner of Heidrick &                89      Trustee/Director/Managing
Heidrick & Struggles                  since 1997  Struggles, an executive search firm.                  General Partner of funds
233 South Wacker Drive                            Trustee on the University of Chicago                  in the Fund Complex.
Suite 7000                                        Hospitals Board, Vice Chair of the Board
Chicago, IL 60606                                 of the YMCA of Metropolitan Chicago and
                                                  a member of the Women's Board of the
                                                  University of Chicago. Prior to 1997,
                                                  Partner of Ray & Berndtson, Inc., an
                                                  executive recruiting firm. Prior to
                                                  1996, Trustee of The International House
                                                  Board, a fellowship and housing
                                                  organization for international graduate
                                                  students. Prior to 1995, Executive Vice
                                                  President of ABN AMRO, N.A., a bank
                                                  holding company. Prior to 1992,
                                                  Executive Vice President of La Salle
                                                  National Bank.

R. Craig Kennedy (51)    Director     Director    Director and President of the German          89      Trustee/Director/Managing
11 DuPont Circle, N.W.                since 1997  Marshall Fund of the United States, an                General Partner of funds
Washington, D.C. 20016                            independent U.S. foundation created to                in the Fund Complex.
                                                  deepen understanding, promote
                                                  collaboration and stimulate exchanges of
                                                  practical experience between Americans
                                                  and Europeans. Formerly, advisor to the
                                                  Dennis Trading Group Inc., a managed
                                                  futures and option company that invests
                                                  money for individuals and institutions.
                                                  Prior to 1992, President and Chief
                                                  Executive Officer, Director and member
                                                  of the Investment Committee of the Joyce
                                                  Foundation, a private foundation.

Howard J Kerr (67)       Director     Director    Prior to 1998, President and Chief            91      Trustee/Director/Managing
736 North Western Avenue              since 2003  Executive Officer of Pocklington                      General Partner of funds
P.O. Box 317                                      Corporation, Inc., an investment holding              in the Fund Complex.
Lake Forest, IL 60045                             company. Director of the Marrow                       Director of the Lake
                                                  Foundation                                            Forest Bank & Trust.

                         POSITION(S)  LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND        SERVED    DURING PAST 5 YEARS                      BY DIRECTOR  HELD BY DIRECTOR
Jack E. Nelson (67)      Director     Director    President of Nelson Investment Planning       89      Trustee/Director/Managing
423 Country Club Drive                since 1997  Services, Inc., a financial planning                  General Partner of funds
Winter Park, FL 32789                             company and registered investment                     in the Fund Complex.
                                                  adviser in the State of Florida.
                                                  President of Nelson Ivest Brokerage
                                                  Services Inc., a member of the NASD,
                                                  Securities Investors Protection Corp.
                                                  and the Municipal Securities Rulemaking
                                                  Board. President of Nelson Sales and
                                                  Services Corporation, a marketing and
                                                  services company to support affiliated
                                                  companies.

Hugo F. Sonnenschein(62) Director     Director    President Emeritus and Honorary Trustee       91      Trustee/Director/Managing
1126 E. 59th Street                   since 2003  of the University of Chicago and the                  General Partner of funds
Chicago, IL 60637                                 Adam Smith Distinguished Service                      in the Fund Complex.
                                                  Professor in the Department of Economics              Director of Winston
                                                  at the University of Chicago. Prior to                Laboratories, Inc.
                                                  July 2000, President of the University
                                                  of Chicago. Trustee of the University of
                                                  Rochester and a member of its investment
                                                  committee. Member of the National
                                                  Academy of Sciences, the American
                                                  Philosophical Society and a fellow of
                                                  the American Academy of Arts and
                                                  Sciences.

Suzanne H. Woolsey (61)  Director     Director    Chief Communications Officer of the           89      Trustee/Director/Managing
2101 Constitution Ave.,               since 1999  National Academy of Sciences/National                 General Partner of funds
N.W.                                              Research Council, an independent,                     in the Fund Complex.
Room 285                                          federally chartered policy institution,               Director of Neurogen
Washington, D.C. 20418                            since 2001 and previously Chief                       Corporation, a
                                                  Operating Officer from 1993 to 2001.                  pharmaceutical company,
                                                  Director of the Institute for Defense                 since January 1998.
                                                  Analyses, a federally funded research
                                                  and development center, Director of the
                                                  German Marshall Fund of the United
                                                  States, and Trustee of Colorado College.
                                                  Prior to 1993, Executive Director of the
                                                  Commission on Behavioral and Social
                                                  Sciences and Education at the National
                                                  Academy of Sciences/National Research
                                                  Council. From 1980 through 1989, Partner
                                                  of Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                           NUMBER OF
                                       TERM OF                                              FUNDS IN
                                      OFFICE AND                                              FUND
                         POSITION(S)  LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR      FUND        SERVED    DURING PAST 5 YEARS                      BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (50)  Director     Director    President of funds in the Fund Complex.       89      Trustee/Director/Managing
1221 Avenue of the       and          since 1999  Chairman, President, Chief Executive                  General Partner of funds
Americas                 President                Officer and Director of the Advisers and              in the Fund Complex.
New York, NY 10020                                VK Advisors Inc. since December 2002.
                                                  Chairman, President and Chief Executive
                                                  Officer of Van Kampen Investments since
                                                  December 2002. Director of Van Kampen
                                                  Investments since December 1999.
                                                  Chairman and Director of Van Kampen
                                                  Funds Inc. since December 2002.
                                                  President, Director and Chief Operating
                                                  Officer of Morgan Stanley Investment
                                                  Management since December 1998.
                                                  President and Director since April 1997
                                                  and Chief Executive Officer since June
                                                  1998 of Morgan Stanley Investment
                                                  Advisors Inc. and Morgan Stanley
                                                  Services Company Inc. Chairman, Chief
                                                  Executive Officer and Director of Morgan
                                                  Stanley Distributors Inc. since June
                                                  1998. Chairman since June 1998, and
                                                  Director since January 1998 of Morgan
                                                  Stanley Trust. Director of various
                                                  Morgan Stanley subsidiaries. President
                                                  of the Morgan Stanley Funds since May
                                                  1999. Previously Chief Executive Officer
                                                  of Van Kampen Funds Inc. from December
                                                  2002 to July 2003, Chief Strategic
                                                  Officer of Morgan Stanley Investment
                                                  Advisors Inc. and Morgan Stanley
                                                  Services Company Inc. and Executive Vice
                                                  President of Morgan Stanley Distributors
                                                  Inc. from April 1997 to June 1998. Chief
                                                  Executive Officer from September 2002 to
                                                  April 2003 and Vice President from May
                                                  1997 to April 1999 of the Morgan Stanley
                                                  Funds.

                                                                                           NUMBER OF
                                       TERM OF                                              FUNDS IN
                                      OFFICE AND                                              FUND
                         POSITION(S)  LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS     HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                   OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR      FUND        SERVED    DURING PAST 5 YEARS                      BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III*  Director     Director    Advisory Director of Morgan Stanley.          91      Trustee/Director/Managing
(57)                                  since 1999  Prior to December 2002, Chairman,                     General Partner of funds
1 Parkview Plaza                                  Director, President, Chief Executive                  in the Fund Complex.
P.O. Box 5555                                     Officer and Managing Director of Van
Oakbrook Terrace,                                 Kampen Investments and its investment
IL 60181                                          advisory, distribution and other
                                                  subsidiaries. Prior to December 2002,
                                                  President and Chief Executive Officer of
                                                  funds in the Fund Complex. Prior to May
                                                  1998, Executive Vice President and
                                                  Director of Marketing at Morgan Stanley
                                                  and Director of Dean Witter, Discover &
                                                  Co. and Dean Witter Realty. Prior to
                                                  1996, Director of Dean Witter Reynolds
                                                  Inc.

Wayne W. Whalen* (64)    Director     Director    Partner in the law firm of Skadden,           91      Trustee/Director/Managing
333 West Wacker Drive                 since 1997  Arps, Slate, Meagher & Flom (Illinois),               General Partner of funds
Chicago, IL 60606                                 legal counsel to funds in the Fund                    in the Fund Complex.
                                                  Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                  POSITION(S)     LENGTH OF
NAME, AGE AND                      HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director of Global Research Investment Management. Vice
2800 Post Oak Blvd.                               since 1998  President of funds in the Fund Complex. Prior to December 2002,
45th Floor                                                    Chief Investment Officer of Van Kampen Investments and President
Houston, TX 77056                                             and Chief Operations Officer of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to May 2002, Executive Vice President and
                                                              Chief Investment Officer of funds in the Fund Complex. Prior to
                                                              May 2001, Managing Director and Chief Investment Officer of Van
                                                              Kampen Investments, and Managing Director and President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President and
                                                              Chief Investment Officer for Equity Investments of the Advisers.
                                                              Prior to October 1998, Vice President and Senior Portfolio
                                                              Manager with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

Stefanie V. Chang (36)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management. Vice
1221 Avenue of the Americas                       since 2003  President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas   President and Chief since 2002  Investment Advisors Inc., Morgan Stanley Investment Management
New York, NY 10020            Investment Officer              Inc. and Morgan Stanley Investments LP and Director of Morgan
                                                              Stanley Trust for over 5 years. Executive Vice President and
                                                              Chief Investment Officer of funds in the Fund Complex. Managing
                                                              Director and Chief Investment Officer of Van Kampen Investments,
                                                              the Advisers and Van Kampen Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers and
1 Parkview Plaza                                  since 2000  Van Kampen Advisors Inc. Vice President of funds in the Fund
P.O. Box 5555                                                 Complex. Prior to July 2001, Principal and Co-head of the Fixed
Oakbrook Terrace, IL 60181                                    Income Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the Advisers and
                                                              Van Kampen Advisors Inc. Prior to May 2000, Senior Vice President
                                                              of the investment grade taxable group for the Advisers. Prior to
                                                              June 1999, Senior Vice President of the government securities bond group for Asset Management.

                                                   TERM OF
                                                  OFFICE AND
                                  POSITION(S)     LENGTH OF
NAME, AGE AND                      HELD WITH         TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Ronald E. Robison (64)        Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003  Executive Vice President and Principal Executive Officer of funds
New York, NY 10020            Principal Executive             in the Fund Complex. Chief Global Operations Officer and Managing
                              Officer                         Director of Morgan Stanley Investment Management Inc. Managing
                                                              Director of Morgan Stanley. Managing Director and Director of
                                                              Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                              Services Company Inc. Chief Executive Officer and Director of
                                                              Morgan Stanley Trust. Vice President of the Morgan Stanley Funds.

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 1999  Director of Van Kampen Investments, Director of the Advisers, Van
New York, NY 10020                                            Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Managing
                                                              Director and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President and Secretary of funds in the Fund Complex. Prior to July 2001, Managing Director,
                                                              General Counsel, Secretary and Director of Van Kampen
                                                              Investments, the Advisers, the Distributor, Investor Services,
                                                              and certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the Advisers,
                                                              Van Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to
                                                              January 1999, Vice President and Associate General Counsel to New
                                                              York Life Insurance Company ("New York Life"), and prior to March
                                                              1997, Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie Farr
                                                              & Gallagher. Prior to January 1989, Staff Attorney at the
                                                              Securities and Exchange Commission, Division of Investment
                                                              Management, Office of Chief Counsel.

John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza              Chief Financial     since 1997  Advisers, Van Kampen Advisors Inc. and certain other subsidiaries
P.O. Box 5555                 Officer and                     of Van Kampen Investments. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                       Officer and Treasurer of funds in the Fund Complex. Head of Fund
                                                              Accounting for Morgan Stanley Investment Management. Prior to
                                                              December 2002, Executive Director of Van Kampen Investments, the
                                                              Advisers and Van Kampen Advisors Inc.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com


                              [VAN KAMPEN INVESTMENTS LOGO]

                              GENERATIONS OF EXPERIENCE(SM)


                                         Copyright (C)2003 Van Kampen Funds Inc.
                                         All rights reserved.
                                         Member NASD/SIPC.  461, 561, 661
                                         MSIM ANR 8/03  11657H03-AP-8/03

VAN KAMPEN

LATIN AMERICAN FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

     WELCOME, SHAREHOLDER

     In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


     This material must be preceded or accompanied by a prospectus for the fund being offered.

     Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Emerging Markets Free Latin America Index from 7/6/94 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

               VAN KAMPEN              MSCI EMERGING MARKETS
               LATIN AMERICAN FUND     FREE LATIN AMERICAN INDEX
  7/6/1994                  $9,427                       $10,000
 7/31/1994                  $9,835                       $10,571
 9/30/1994                 $12,105                       $12,794
12/31/1994                  $9,472                       $10,009
 3/31/1995                  $6,054                        $7,315
 6/30/1995                  $7,252                        $8,612
 9/30/1995                  $8,114                        $8,865
12/31/1995                  $7,537                        $8,500
 3/31/1996                  $8,737                        $8,880
 6/30/1996                 $10,105                        $9,815
 9/30/1996                 $10,665                        $9,874
12/31/1996                 $11,107                       $10,109
 3/31/1997                 $12,871                       $11,599
 6/30/1997                 $15,897                       $14,028
 9/30/1997                 $17,003                       $14,600
12/31/1997                 $15,506                       $12,974
 3/31/1998                 $16,127                       $12,908
 6/30/1998                 $13,136                       $10,245
 9/30/1998                  $9,041                        $7,590
12/31/1998                  $9,934                        $8,038
 3/31/1999                 $11,480                        $9,022
 6/30/1999                 $13,531                       $10,396
 9/30/1999                 $11,926                        $9,411
12/31/1999                 $16,705                       $12,497
 3/31/2000                 $17,924                       $12,902
 6/30/2000                 $16,682                       $11,859
 9/30/2000                 $15,616                       $11,148
12/31/2000                 $14,140                       $10,200
 3/31/2001                 $13,706                        $9,838
 6/30/2001                 $14,889                       $10,535
 9/30/2001                 $11,234                        $8,010
12/31/2001                 $13,724                        $9,760
 3/31/2002                 $15,024                       $10,457
 6/30/2002                 $12,069                        $8,153
 9/30/2002                  $9,173                        $6,137
12/31/2002                 $10,792                        $7,340
 3/31/2003                 $10,698                        $7,273
 6/30/2003                 $12,956                        $8,914

                        A SHARES              B SHARES               C SHARES
                     SINCE 07/06/94        SINCE 08/01/95         SINCE 07/06/94
----------------------------------------------------------------------------------
AVERAGE ANNUAL    W/O SALES    W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS      CHARGES     CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception       3.60%      2.92%       6.12%     6.12%       2.83%     2.83%

5-year               -0.28      -1.46       -0.95     -1.25       -0.99     -0.99

1-year                7.35       1.20        6.67      1.67        6.56      5.56

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

MSCI Emerging Markets Free Latin America Index is a broad-based index covering the primary markets of Latin America. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     The fund is managed by the Adviser's Latin American Equity team. Members of the team include Scott Piper, Vice President; Ana Cristina Piedrahita, Vice President; and Narayan Ramachandran, Managing Director(1). The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Equity investments in Latin America, as in other emerging markets, experienced two distinct market environments during the 12-month period. Volatility in the global markets, driven primarily by geopolitical concerns, gave way to an improving market environment, with indications of increasing market stability and improved investor sentiment in the last few months of the period.

     - The consistent threat of a war in Iraq and concerns about a global recovery hampered Latin American markets in the first quarter of 2003. Most of the quarter was characterized by growing risk aversion and steady selling by global investors. In the following quarter, markets surged, buoyed by greater stability in oil prices, strong currency performances, lower interest rates and improved investor sentiment.

     - Brazil weathered investor skittishness prior to the October 2002 presidential election and since then benefited from newly elected President Lula's reform agenda, as well as from supportive trade and economic data.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark index.

     - The fund returned 7.35 percent for the 12 months ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - By comparison, the fund's benchmark, the MSCI Emerging Markets Free Latin America Index, returned 13.03 percent.

     See Performance Summary for additional information and index definitions.

(1)  Team members may change at any time without notice.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. The fund lost ground with its investments in Brazilian telecommunications and utilities, a position in CANTV, and an underweight relative to the MSCI Emerging Markets Free Latin American Index in Chilean industrials.

     - The fund's cautious stance in Brazil's regulated sectors (for example, telecommunications and utilities) slowed performance. We were wary of newly elected President Lula's stance on tariffs, given his previously populist platforms.

     - The portfolio's exposure to ADR shares of Venezuelan telecommunications company CANTV was vulnerable as domestic investors fled to local stocks in attempts to circumvent capital restrictions.

     - The portfolio's underweight stance in Chilean industrials, based on valuation and liquidity issues, also hurt the fund's performance versus the benchmark index.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Among the key contributors to the fund's performance were stock selection in Mexico and Chile, and exposure to selected beverage stocks.(2)

     - Stock selection in Mexico, notably the fund's underweight in cement company Cemex and its holdings in strong performers such as leading retailer Wal-Mart de Mexico, added to performance.

TOP 10 HOLDINGS AS OF 6/30/03

Telefonos de Mexico                          12.8%
Petroleo Brasileiro                          12.2
America Movil                                10.2
Companhia de Bebidas das Americas             8.3
Wal-Mart de Mexico                            8.1
Grupo Financiero BBVA-Bancomer                5.6
Companhia Vale Do Rio Doce                    5.1
Fomento Economico Mexicano                    4.0
Banco Itau                                    3.0
Tenaris                                       2.3

TOP 5 INDUSTRIES AS OF 6/30/03

Integrated Telecom Services                  20.1%
Diversified Banks                            13.0
Integrated Oil & Gas                         12.2
Wireless Telecom Services                    10.4
Brewers                                       9.5

TOP 5 COUNTRIES AS OF 6/30/03

Mexico                                       45.4%
Brazil                                       44.2
Chile                                         5.8
Luxembourg                                    2.3
Venezuela                                     1.5

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

     - Positions in Banco de Chile and Chilean beverage company CCU, and underweight stances in energy and telecom companies such as Enersis and Entel, added to fund performance.

     - The fund also benefited from its selected holdings in beverage stocks, primarily in Mexico and Brazil, which were buoyed by consolidation in the region.

Q. PLEASE WALK US THROUGH SOME OF YOUR TOP HOLDINGS AND COUNTRY ALLOCATIONS, HIGHLIGHTING KEY THEMES.

A. Significant themes in the portfolio included a focus on Brazil, exposure to beverage stocks, and a focus on Mexican telecommunications stocks.

     - The fund's emphasis on the Brazilian market was based on the country's improved near-term macro outlook, attractive valuations and reduced political risk. CVRD, a Brazilian metals and mining company, was particularly appealing to us because of its strong management team and a potentially favorable exchange accounting convention, as most of the company's costs are valued in local currency, while its revenues are valued in U.S. dollars.

     - Beverage stocks were popular with investors, based on this industry's generally defensive characteristics and the stocks' high cash flow. In particular, regional consolidation in the beverage industry made Brazil's AMBEV and Mexico's FEMSA particularly attractive. AMBEV also had increasing market share and a strong balance sheet.

     - Within Mexico, the fund continued to emphasize telecommunications services companies such as TELMEX and wireless company America Mobil, because of these companies' improving growth outlooks, balance-sheet strength and attractive valuations.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A. While remaining cautious on medium-term global economic prospects, we believe the following trends may be supportive of a continuing rise in GDP growth expectations for Latin American markets relative to the developed world:

     - Rising commodity prices and a resumption of capital flows, as the Latin American region is generally reliant on foreign capital to finance a significant portion of its economic activity.

     - The continued pursuit of orthodox economic policies in Brazil, as political support for Lula remains strong and reform momentum stays positive.

     - Any improvement in the U.S. economic outlook, which could likely spill over into Mexico, given that country's extensive trade relationship with the United States.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                            MARKET
DESCRIPTION                                                                  SHARES         VALUE
COMMON STOCKS  97.3%
BRAZIL  42.1%
Aracruz Celulose SA--ADR                                                        10,600   $    223,236
Banco Bradesco SA--ADR (a)                                                      24,266        453,289
Banco Itau SA--ADR                                                              21,062        714,002
Brasil Telecom Participacoes SA                                                 13,718        513,739
Companhia Brasileira de Distribuicao Grupo Pao de Acucar--ADR                    6,300         96,642
Companhia de Bebidas das Americas--ADR (a)                                      95,796      1,949,449
Companhia Energetica de Minas Gerais--ADR                                       31,473        290,496
Companhia Siderurgica Nacional SA--ADR                                          18,528        459,680
Companhia Vale do Rio Doce--ADR                                                 43,283      1,201,103
Companhia Vale do Rio Doce--ADR                                                 10,690        317,065
Gerdau SA--ADR                                                                  33,355        391,921
Lojas Arapua SA, 144A--Private Placement--GDR (b)(c)                            10,410              0
Petroleo Brasileiro SA--ADR                                                     69,934      1,381,896
Petroleo Brasileiro SA--ADR                                                     82,398      1,463,388
Tele Norte Leste Participacoes SA--ADR                                          31,500        367,920
Unibanco SA--GDR                                                                 4,400         75,504
Votorantim Celulose e Papel SA--ADR                                              8,132        157,273
                                                                                         ------------
                                                                                           10,056,603
                                                                                         ------------
CHILE  5.7%
Banco de Chile--ADR                                                             12,248        239,448
Banco Santander Chile--ADR                                                      17,364        354,399
Compania Cervecerias Unidas--ADR                                                18,906        304,198
Compania Telecom Chile--ADR                                                     27,800        328,040
D&S--ADR                                                                        10,980        140,544
                                                                                         ------------
                                                                                            1,366,629
                                                                                         ------------
COLUMBIA  0.0%
Valores Bavaria SA (a)                                                               1              0
                                                                                         ------------
LUXEMBOURG  2.3%
Tenaris SA--ADR                                                                 21,395        545,572
                                                                                         ------------
MEXICO  44.9%
America Movil SA de CV, Class L--ADR                                           128,004      2,400,075
America Telecom SA de CV, Class A1 (a)                                          67,268         63,087
Carso Global Telecom, Class A1 (a)                                              68,168         86,633
Cemex--CPO                                                                     111,750        498,354
Coca-Cola Femsa SA--ADR (a)                                                      7,700        165,550
Fomento Economico Mexicano SA de CV                                            133,362        548,789

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                                              MARKET
DESCRIPTION                                                                  SHARES           VALUE
MEXICO  (CONTINUED)
Fomento Economico Mexicano SA de CV, Class B--ADR                                9,691     $   399,269
Grupo Aeroportuario de Sureste SA de CV, Class B--ADR                           20,660         302,256
Grupo Financiero BBVA Bancomer SA de CV, Class B--ADR (a)                    1,449,300       1,224,682
Grupo Financiero BBVA Bancomer SA de CV, Class O (a)                            35,100          99,091
Telefonos de Mexico SA de CV--ADR                                               95,906       3,013,366
Wal-Mart de Mexico SA de CV--ADR                                               295,466         871,172
Wal-Mart de Mexico SA de CV, Class C                                           387,637       1,042,404
                                                                                           -----------
                                                                                            10,714,728
                                                                                           -----------
PERU  0.8%
Compania de Minas Buenaventura SA--ADR                                           6,400         192,576
                                                                                           -----------
VENEZUELA  1.5%
Compania Anonima Nacional Telefonos de Venezuela--ADR                           29,046         362,785
                                                                                           -----------

TOTAL COMMON STOCKS  97.3%                                                                  23,238,893
                                                                                           -----------
PREFERRED STOCKS  1.5%
BRAZIL  1.5%
Banco Itau Holding Financeira SA                                             2,060,000         137,252
Banco Nacional SA (a)(b)                                                     8,115,000               0
Braxil Telecom Participacoes SA                                              1,794,000          13,301
Companhia Energetica de Minas Gerais                                         4,040,000          37,228
Klabin SA (a)                                                                   50,000          51,582
Lojas Arupau SA, 144A--Private Placement--GDR (a)(b)(c)                     19,195,300               0
Petroleo Brasileiro SA                                                           1,418          25,241
Tele Norte Leste Participacoes SA (a)                                        4,154,000          48,084
Usiminas SA                                                                      1,714           7,849
Votorantim Celulose e Papel SA--ADR                                          1,338,000          51,475
                                                                                           -----------

TOTAL PREFERRED STOCKS                                                                         372,012
                                                                                           -----------
CORPORATE BOND  0.0%
Companhia Vale Rio Doce--ADR ($31,997 par, 0.00% coupon,
  09/29/49 maturity) (b)                                                                             0
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $17,838,079)                                                                        23,610,905

REPURCHASE AGREEMENT  1.0%
State Street Bank & Trust Co. ($238,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 06/30/03, to be sold on 07/01/03 at $238,004)
  (Cost $238,000)                                                                              238,000
                                                                                           -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                                              MARKET
DESCRIPTION                                                                                   VALUE
TOTAL INVESTMENTS  99.8%
  (Cost $18,076,079)                                                                       $23,848,905

FOREIGN CURRENCY  0.5%
  (Cost $116,025)                                                                              116,890

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)                                                  (77,671)
                                                                                           -----------

NET ASSETS  100.0%                                                                         $23,888,124
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b)  Security valued at fair value-see note 1-A to financial statements.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
CPO--Certificate of Participation
GDR--Global Depositary Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
Total Investments (Cost $18,076,079)                                      $ 23,848,905
Foreign Currency (Cost $116,025)                                               116,890
Cash                                                                               743
Receivables:
   Dividends                                                                    78,900
   Investments Sold                                                             21,141
   Fund Shares Sold                                                                440
Other                                                                           40,632
                                                                          ------------
     Total Assets                                                           24,107,651
                                                                          ------------
LIABILITIES:
Payables:
   Fund Shares Repurchased                                                      44,416
   Distributor and Affiliates                                                   36,825
   Investment Advisory Fee                                                      13,247
   Investments Purchased                                                         7,849
Accrued Expenses                                                                64,247
Directors' Deferred Compensation and Retirement Plans                           52,943
                                                                          ------------
     Total Liabilities                                                         219,527
                                                                          ------------
NET ASSETS                                                                $ 23,888,124
                                                                          ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)                                                     $ 56,752,159
Net Unrealized Appreciation                                                  5,772,780
Accumulated Undistributed Net Investment Income                                 76,947
Accumulated Net Realized Loss                                              (38,713,762)
                                                                          ------------
NET ASSETS                                                                $ 23,888,124
                                                                          ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $11,674,123 and 1,064,927 shares of beneficial interest
     issued and outstanding)                                              $      10.96
     Maximum sales charge (5.75%* of offering price)                               .67
                                                                          ------------
     Maximum offering price to public                                     $      11.63
                                                                          ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of $8,163,561 and 785,272 shares of beneficial interest issued
     and outstanding)                                                     $      10.40
                                                                          ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of $4,050,440 and 389,671 shares of beneficial interest issued
     and outstanding)                                                     $      10.39
                                                                          ============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $47,781)                   $   789,978
Interest                                                                        6,904
                                                                          -----------
     Total Income                                                             796,882
                                                                          -----------
EXPENSES:
Investment Advisory Fee                                                       290,098
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
   and C of $29,277, $77,990 and $36,981, respectively)                       144,248
Shareholder Services                                                           59,341
Shareholder Reports                                                            49,409
Administrative Fee                                                             39,018
Custody                                                                        38,559
Registration and Filing Fees                                                   33,290
Legal                                                                          15,519
Directors' Fees and Related Expenses                                           14,421
Country Tax                                                                    13,295
Other                                                                          59,042
                                                                          -----------
     Total Expenses                                                           756,240
     Expense Reduction ($138,102 Investment Advisory Fee and
       $31,287 Other)                                                         169,389
     Less Credits Earned on Cash Balances                                         129
                                                                          -----------
     Net Expenses                                                             586,722
                                                                          ===========
NET INVESTMENT INCOME                                                     $   210,160
                                                                          ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                                            $(4,419,103)
   Foreign Currency Transactions                                              (32,961)
                                                                          -----------
Net Realized Loss                                                          (4,452,064)
                                                                          -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                                    730,611
   End of the Period:
     Investments                                                            5,772,826
     Foreign Currency Translation                                                 (46)
                                                                          -----------
                                                                            5,772,780
                                                                          -----------
Net Unrealized Appreciation During the Period                               5,042,169
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN                                          $   590,105
                                                                          ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $   800,265
                                                                          ===========

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED      YEAR ENDED
                                                                        JUNE 30, 2003   JUNE 30, 2002
                                                                        -----------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                                   $     210,160    $    206,104
Net Realized Loss                                                          (4,452,064)     (4,317,096)
Net Unrealized Appreciation/Depreciation
   During the Period                                                        5,042,169      (4,014,410)
                                                                        -------------    ------------
Change in Net Assets from Operations                                          800,265      (8,125,402)
                                                                        -------------    ------------
Distributions from Net Investment Income:
   Class A Shares                                                                 -0-        (160,984)
   Class B Shares                                                                 -0-         (22,312)
   Class C Shares                                                                 -0-         (10,984)
                                                                        -------------    ------------
Total Distributions                                                               -0-        (194,280)
                                                                        -------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                           800,265      (8,319,682)
                                                                        -------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                   9,653,590      12,968,463
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                                          -0-         169,057
Cost of Shares Repurchased                                                (15,831,168)    (23,846,853)
                                                                        -------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                         (6,177,578)    (10,709,333)
                                                                        -------------    ------------
TOTAL DECREASE IN NET ASSETS                                               (5,377,313)    (19,029,015)
NET ASSETS:
Beginning of the Period                                                    29,265,437      48,294,452
                                                                        -------------    ------------
End of the Period (Including accumulated undistributed
   net investment income of $76,947 and
   ($107,988), respectively)                                            $  23,888,124    $ 29,265,437
                                                                        =============    ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------
CLASS A SHARES                                             2003(a)    2002(a)     2001(a)     2000(a)     1999(a)
                                                           -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                               $10.21     $12.70      $14.24      $11.54      $11.42
                                                           ------     ------      ------      ------      ------
  Net Investment Income                                       .12        .10         .11         .04         .09
  Net Realized and Unrealized Gain/Loss                       .63      (2.49)      (1.65)       2.66         .19
                                                           ------     ------      ------      ------      ------
Total from Investment Operations                              .75      (2.39)      (1.54)       2.70         .28
                                                           ------     ------      ------      ------      ------
Less:
  Distributions from Net
    Investment Income                                         -0-       (.10)        -0-         -0-        (.11)
  Distributions from Net Realized Gain                        -0-        -0-         -0-         -0-        (.05)
                                                           ------     ------      ------      ------      ------
Total Distributions                                           -0-       (.10)        -0-         -0-        (.16)
                                                           ------     ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                         $10.96     $10.21      $12.70      $14.24      $11.54
                                                           ======     ======      ======      ======      ======

Total Return *(b)                                           7.35%    -18.94%     -10.74%      23.29%       3.00%
Net Assets at End of the Period
  (In millions)                                            $ 11.7     $ 14.8      $ 26.5      $ 38.5      $ 34.1
Ratio of Expenses to Average
  Net Assets                                                2.16%      2.19%       2.18%       2.17%       2.20%
Ratio of Net Investment Income to Average
  Net Assets                                                1.27%       .92%        .84%        .31%        .98%
Portfolio Turnover                                            79%        48%         61%         78%        163%

*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                     2.89%      2.63%       2.20%       2.38%       2.44%
Ratio of Net Investment Income to Average
  Net Assets                                                 .54%       .48%        .82%        .10%        .74%
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                                          2.10%      2.10%       2.10%       2.10%       2.10%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------
CLASS B SHARES                                             2003(a)    2002(a)     2001(a)     2000(a)     1999(a)
                                                           -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                               $ 9.76     $12.12      $13.70      $11.19      $11.03
                                                           ------     ------      ------      ------      ------
  Net Investment Income/Loss                                  .05        .02         .01        (.06)        .02
  Net Realized and Unrealized Gain/Loss                       .59      (2.36)      (1.59)       2.57         .22
                                                           ------     ------      ------      ------      ------
Total from Investment Operations                              .64      (2.34)      (1.58)       2.51         .24
                                                           ------     ------      ------      ------      ------
Less:
  Distributions from Net Investment Income                    -0-       (.02)        -0-         -0-        (.03)
  Distributions from Net Realized Gain                        -0-        -0-         -0-         -0-        (.05)
                                                           ------     ------      ------      ------      ------
Total Distributions                                           -0-       (.02)        -0-         -0-        (.08)
                                                           ------     ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                         $10.40     $ 9.76      $12.12      $13.70      $11.19
                                                           ======     ======      ======      ======      ======

Total Return *(b)                                           6.67%    -19.53%     -11.39%      22.32%       2.47%
Net Assets at End of the Period (In millions)              $  8.2     $  9.8      $ 14.5      $ 19.6      $ 18.6
Ratio of Expenses to Average Net Assets                     2.91%      2.94%       2.93%       2.92%       2.96%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                         .52%       .19%        .09%       (.47%)       .20%
Portfolio Turnover                                            79%        48%         61%         78%        163%

*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                     3.64%      3.40%       2.95%       3.13%       3.20%
Ratio of Net Investment Income/Loss to Average
  Net Assets                                                (.21%)     (.27%)       .07%       (.68%)      (.04%)
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                                          2.85%      2.85%       2.85%       2.85%       2.85%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------
CLASS C SHARES                                             2003(a)    2002(a)     2001(a)     2000(a)     1999(a)
                                                           -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                               $ 9.75     $12.11      $13.69      $11.18      $11.04
                                                           ------     ------      ------      ------      ------
  Net Investment Income/Loss                                  .05        .02         .01        (.06)        .02
  Net Realized and Unrealized Gain/Loss                       .59      (2.36)      (1.59)       2.57         .20
                                                           ------     ------      ------      ------      ------
Total from Investment Operations                              .64      (2.34)      (1.58)       2.51         .22
                                                           ------     ------      ------      ------      ------
Less:
  Distributions from Net Investment Income                    -0-       (.02)        -0-         -0-        (.03)
  Distributions from Net Realized Gain                        -0-        -0-         -0-         -0-        (.05)
                                                           ------     ------      ------      ------      ------
Total Distributions                                           -0-       (.02)        -0-         -0-        (.08)
                                                           ------     ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD                         $10.39     $ 9.75      $12.11      $13.69      $11.18
                                                           ======     ======      ======      ======      ======

Total Return *(b)                                           6.56%    -19.47%     -11.40%      22.34%       2.28%
Net Assets at End of the Period (In millions)              $  4.1     $  4.6      $  7.2      $ 10.8      $ 10.4
Ratio of Expenses to Average Net Assets                     2.91%      2.94%       2.93%       2.92%       2.96%
Ratio of Net Investment Income/Loss to
  Average Net Assets                                         .54%       .19%        .05%       (.47%)       .23%
Portfolio Turnover                                            79%        48%         61%         78%        163%

*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets                     3.64%      3.40%       2.95%       3.13%       3.20%
Ratio of Net Investment Income/Loss to Average
  Net Assets                                                (.19%)     (.27%)       .03%       (.68%)      (.01%)
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                                          2.85%      2.85%       2.85%       2.85%       2.85%

(a)  Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $34,660,073, which will expire between June 30, 2007 and 2011.
     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                         $19,831,408
                                                             ===========
Gross tax unrealized appreciation                            $ 5,248,354
Gross tax unrealized depreciation                             (1,230,857)
                                                             -----------
Net tax unrealized appreciation on investments               $ 4,017,497
                                                             ===========

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                   $135,052

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     The tax character of distributions paid during the years ended June 30, 2003 and 2002, were as follows:

                                                       2003      2002
Distributions paid from:
   Ordinary income                                     $-0-    194,280
   Long-term capital gain                               -0-        -0-
                                                       ----    -------
                                                       $-0-    194,280
                                                       ====    =======

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the Untited States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,183 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to the recognition of net realized losses on foreign currency transactions totaling $32,961 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent book and tax difference relating to nondeductible excise tax paid totaling $5,553 was reclassified from accumulated undistributed net investment income to capital.
     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $129 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.
     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                          % PER ANNUM
First $500 million                                                   1.25%
Next $500 million                                                    1.20%
Over $1 billion                                                      1.15%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $138,102 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the year ended June 30, 2003, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $14,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     Through March 2, 2003, the Adviser also provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

Under an agreement between the Adviser and JP Morgan Chase Bank ("JP Morgan"), through its corporate affiliate JP Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JP Morgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $4,700 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.
     Van Kampen Investor Services, Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended
June 30, 2003, the Fund recognized expenses of approximately $29,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.
     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $31,287 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $30,297 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $42.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $27,601,578, $19,506,682 and $9,643,899 for
Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                      SHARES        VALUE
SALES:
   Class A                                           1,039,370   $  9,134,459
   Class B                                              50,054        450,542
   Class C                                               7,232         68,589
                                                    ----------   ------------
Total Sales                                          1,096,656   $  9,653,590
                                                    ==========   ============
Repurchases:
   Class A                                          (1,426,443)  $(12,672,228)
   Class B                                            (271,428)    (2,383,998)
   Class C                                             (90,979)      (774,942)
                                                    ----------   ------------
Total Repurchases                                   (1,788,850)  $(15,831,168)
                                                    ==========   ============

     At June 30, 2002, capital aggregated $31,142,060, $21,442,037 and
$10,351,193 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                      SHARES        VALUE
Sales:
   Class A                                           1,077,767   $ 12,024,295
   Class B                                              43,821        492,101
   Class C                                              41,423        452,067
                                                    ----------   ------------
Total Sales                                          1,163,011   $ 12,968,463
                                                    ==========   ============
Dividend Reinvestment:
   Class A                                              12,691   $    140,105
   Class B                                               1,892         20,053
   Class C                                                 839          8,899
                                                    ----------   ------------
Total Dividend Reinvestment                             15,422   $    169,057
                                                    ==========   ============
Repurchases:
   Class A                                          (1,728,371)  $(19,514,175)
   Class B                                            (236,629)    (2,520,835)
   Class C                                            (166,301)    (1,811,843)
                                                    ----------   ------------
Total Repurchases                                   (2,131,301)  $(23,846,853)
                                                    ==========   ============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 18,479 and 1,157 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                          CONTINGENT DEFERRED
                                                           SALES CHARGE AS A
                                                         PERCENTAGE OF DOLLAR
                                                       AMOUNT SUBJECT TO CHARGE
                                                       ------------------------
YEAR OF REDEMPTION                                     CLASS B          CLASS C
First                                                   5.00%            1.00%
Second                                                  4.00%             None
Third                                                   3.00%             None
Fourth                                                  2.50%             None
Fifth                                                   1.50%             None
Thereafter                                               None             None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $900 and CDSC on redeemed shares of approximately $20,300. Sales charges do not represent expenses of the Fund.
     On February 20, 2003, the Trustees of the Van Kampen Latin American Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Emerging Markets Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $18,003,382 and $23,036,659, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $616,200 and $52,900 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.
     Included in the fees for the year ended June 30, 2003 are payments retained by Van Kampen of approximately $64,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $11,000.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.
     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.
     At June 30, 2003, the Fund had no outstanding forward foreign currency contracts.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Latin American Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Latin American Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Latin American Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

*  Open to new investors for a limited time
** Closed to new investors.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN LATIN AMERICAN FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - CHAIRMAN

SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


(1)  Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                             NUMBER OF
                                       TERM OF                                               FUNDS IN
                                      OFFICE AND                                               FUND
                         POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS     HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND       SERVED     DURING PAST 5 YEARS                       BY DIRECTOR  HELD BY DIRECTOR
David C. Arch (58)       Director     Director    Chairman and Chief Executive Officer of        91      Trustee/Director/Managing
Blistex Inc.                          since 2003  Blistex Inc., a consumer health care                   General Partner of funds
1800 Swift Drive                                  products manufacturer. Former Director                 in the Fund Complex.
Oak Brook, IL 60523                               of the World Presidents
                                                  Organization-Chicago Chapter. Director
                                                  of the Heartland Alliance, a nonprofit
                                                  organization serving human needs based
                                                  in Chicago.

J. Miles Branagan (71)   Director     Director    Private investor. Co-founder, and prior        89      Trustee/Director/Managing
1632 Morning Mountain                 since 1997  to August 1996, Chairman, Chief                        General Partner of funds
Road                                              Executive Officer and President, MDT                   in the Fund Complex.
Raleigh, NC 27614                                 Corporation (now known as
                                                  Getinge/Castle, Inc., a subsidiary of
                                                  Getinge Industrier AB), a company which
                                                  develops, manufactures, markets and
                                                  services medical and scientific
                                                  equipment.

                                                                                             NUMBER OF
                                       TERM OF                                               FUNDS IN
                                      OFFICE AND                                               FUND
                         POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS     HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND       SERVED     DURING PAST 5 YEARS                       BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (64)     Director     Director    Prior to January 1999, Chairman and            89      Trustee/Director/Managing
33971 Selva Road                      since 1999  Chief Executive Officer of the Allstate                General Partner of funds
Suite 130                                         Corporation ("Allstate") and Allstate                  in the Fund Complex.
Dana Point, CA 92629                              Insurance Company. Prior to January                    Director of Amgen Inc., a
                                                  1995, President and Chief Executive                    biotechnological company,
                                                  Officer of Allstate. Prior to August                   and Director of Valero
                                                  1994, various management positions at                  Energy Corporation, an
                                                  Allstate.                                              independent refining
                                                                                                         company.

Rod Dammeyer (62)        Director     Director    President of CAC, llc., a private              91      Trustee/Director/Managing
CAC, llc.                             since 2003  company offering capital investment and                General Partner of funds
4350 LaJolla Village                              management advisory services. Prior to                 in the Fund Complex.
Drive Suite 980                                   July 2000, Managing Partner of Equity                  Director of TeleTech
San Diego, CA 92122-6223                          Group Corporate Investment (EGI), a                    Holdings Inc.,
                                                  company that makes private investments                 Stericycle, Inc.,
                                                  in other companies.                                    TheraSense, Inc., GATX
                                                                                                         Corporation, Arris Group,
                                                                                                         Inc. and Trustee of the
                                                                                                         University of Chicago
                                                                                                         Hospitals and Health
                                                                                                         Systems. Prior to May
                                                                                                         2002, Director of
                                                                                                         Peregrine Systems Inc.
                                                                                                         Prior to February 2001,
                                                                                                         Vice Chairman and
                                                                                                         Director of Anixter
                                                                                                         International, Inc. and
                                                                                                         IMC Global Inc. Prior to
                                                                                                         July 2000, Director of
                                                                                                         Allied Riser
                                                                                                         Communications Corp.,
                                                                                                         Matria Healthcare Inc.,
                                                                                                         Transmedia Networks,
                                                                                                         Inc., CNA Surety, Corp.
                                                                                                         and Grupo Azcarero Mexico
                                                                                                         (GAM). Prior to April
                                                                                                         1999, Director of Metal
                                                                                                         Management, Inc.

                                                                                             NUMBER OF
                                       TERM OF                                               FUNDS IN
                                      OFFICE AND                                               FUND
                         POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS     HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND       SERVED     DURING PAST 5 YEARS                       BY DIRECTOR  HELD BY DIRECTOR
Linda Hutton Heagy (55)  Director     Director    Managing Partner of Heidrick &                 89
Heidrick & Struggles                  since 1997  Struggles, an executive search firm.                   Trustee/Director/Managing
233 South Wacker Drive                            Trustee on the University of Chicago                   General Partner of funds
Suite 7000                                        Hospitals Board, Vice Chair of the Board               in the Fund Complex.
Chicago, IL 60606                                 of the YMCA of Metropolitan Chicago and
                                                  a member of the Women's Board of the
                                                  University of Chicago. Prior to 1997,
                                                  Partner of Ray & Berndtson, Inc., an
                                                  executive recruiting firm. Prior to
                                                  1996, Trustee of The International House
                                                  Board, a fellowship and housing
                                                  organization for international graduate
                                                  students. Prior to 1995, Executive Vice
                                                  President of ABN AMRO, N.A., a bank
                                                  holding company. Prior to 1992,
                                                  Executive Vice President of La Salle
                                                  National Bank.

R. Craig Kennedy (51)    Director     Director    Director and President of the German           89      Trustee/Director/Managing
11 DuPont Circle, N.W.                since 1997  Marshall Fund of the United States, an                 General Partner of funds
Washington, D.C. 20016                            independent U.S. foundation created to                 in the Fund Complex.
                                                  deepen understanding, promote
                                                  collaboration and stimulate exchanges of
                                                  practical experience between Americans
                                                  and Europeans. Formerly, advisor to the
                                                  Dennis Trading Group Inc., a managed
                                                  futures and option company that invests
                                                  money for individuals and institutions.
                                                  Prior to 1992, President and Chief
                                                  Executive Officer, Director and member
                                                  of the Investment Committee of the Joyce
                                                  Foundation, a private foundation.

Howard J Kerr (67)       Director     Director    Prior to 1998, President and Chief             91      Trustee/Director/Managing
736 North Western                     since 2003  Executive Officer of Pocklington                       General Partner of funds
Avenue                                            Corporation, Inc., an investment holding               in the Fund Complex.
P.O. Box 317                                      company. Director of the Marrow                        Director of the Lake
Lake Forest, IL 60045                             Foundation                                             Forest Bank & Trust.


                         POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS     HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR     FUND       SERVED     DURING PAST 5 YEARS                       BY DIRECTOR  HELD BY DIRECTOR
Jack E. Nelson (67)      Director     Director    President of Nelson Investment Planning        89      Trustee/Director/Managing
423 Country Club Drive                since 1997  Services, Inc., a financial planning                   General Partner of funds
Winter Park, FL 32789                             company and registered investment                      in the Fund Complex.
                                                  adviser in the State of Florida.
                                                  President of Nelson Ivest Brokerage
                                                  Services Inc., a member of the NASD,
                                                  Securities Investors Protection Corp.
                                                  and the Municipal Securities Rulemaking
                                                  Board. President of Nelson Sales and
                                                  Services Corporation, a marketing and
                                                  services company to support affiliated
                                                  companies.

Hugo F. Sonnenschein     Director     Director    President Emeritus and Honorary Trustee        91      Trustee/Director/Managing
(62)                                  since 2003  of the University of Chicago and the                   General Partner of funds
1126 E. 59th Street                               Adam Smith Distinguished Service                       in the Fund Complex.
Chicago, IL 60637                                 Professor in the Department of Economics               Director of Winston
                                                  at the University of Chicago. Prior to                 Laboratories, Inc.
                                                  July 2000, President of the University
                                                  of Chicago. Trustee of the University of
                                                  Rochester and a member of its investment
                                                  committee. Member of the National
                                                  Academy of Sciences, the American
                                                  Philosophical Society and a fellow of
                                                  the American Academy of Arts and
                                                  Sciences.

Suzanne H. Woolsey (61)  Director     Director    Chief Communications Officer of the            89      Trustee/Director/Managing
2101 Constitution Ave.,               since 1999  National Academy of Sciences/National                  General Partner of funds
N.W.                                              Research Council, an independent,                      in the Fund Complex.
Room 285                                          federally chartered policy institution,                Director of Neurogen
Washington, D.C. 20418                            since 2001 and previously Chief                        Corporation, a
                                                  Operating Officer from 1993 to 2001.                   pharmaceutical company,
                                                  Director of the Institute for Defense                  since January 1998.
                                                  Analyses, a federally funded research
                                                  and development center, Director of the
                                                  German Marshall Fund of the United
                                                  States, and Trustee of Colorado College.
                                                  Prior to 1993, Executive Director of the
                                                  Commission on Behavioral and Social
                                                  Sciences and Education at the National
                                                  Academy of Sciences/National Research
                                                  Council. From 1980 through 1989, Partner
                                                  of Coopers & Lybrand.


INTERESTED DIRECTORS*

                                                                                             NUMBER OF
                                       TERM OF                                               FUNDS IN
                                      OFFICE AND                                               FUND
                         POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS     HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR      FUND       SERVED     DURING PAST 5 YEARS                       BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (50)  Director     Director    President of funds in the Fund Complex.        89      Trustee/Director/Managing
1221 Avenue of the       and          since 1999  Chairman, President, Chief Executive                   General Partner of funds
Americas                 President                Officer and Director of the Advisers and               in the Fund Complex.
New York, NY 10020                                VK Advisors Inc. since December 2002.
                                                  Chairman, President and Chief Executive
                                                  Officer of Van Kampen Investments since
                                                  December 2002. Director of Van Kampen
                                                  Investments since December 1999.
                                                  Chairman and Director of Van Kampen
                                                  Funds Inc. since December 2002.
                                                  President, Director and Chief Operating
                                                  Officer of Morgan Stanley Investment
                                                  Management since December 1998.
                                                  President and Director since April 1997
                                                  and Chief Executive Officer since June
                                                  1998 of Morgan Stanley Investment
                                                  Advisors Inc. and Morgan Stanley
                                                  Services Company Inc. Chairman, Chief
                                                  Executive Officer and Director of Morgan
                                                  Stanley Distributors Inc. since June
                                                  1998. Chairman since June 1998, and
                                                  Director since January 1998 of Morgan
                                                  Stanley Trust. Director of various
                                                  Morgan Stanley subsidiaries. President
                                                  of the Morgan Stanley Funds since May
                                                  1999. Previously Chief Executive Officer
                                                  of Van Kampen Funds Inc. from December
                                                  2002 to July 2003, Chief Strategic
                                                  Officer of Morgan Stanley Investment
                                                  Advisors Inc. and Morgan Stanley
                                                  Services Company Inc. and Executive Vice
                                                  President of Morgan Stanley Distributors
                                                  Inc. from April 1997 to June 1998. Chief
                                                  Executive Officer from September 2002 to
                                                  April 2003 and Vice President from May
                                                  1997 to April 1999 of the Morgan Stanley
                                                  Funds.

                                                                                             NUMBER OF
                                       TERM OF                                               FUNDS IN
                                      OFFICE AND                                               FUND
                         POSITION(S)  LENGTH OF                                              COMPLEX
NAME, AGE AND ADDRESS     HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                    OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR      FUND       SERVED     DURING PAST 5 YEARS                       BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III*  Director     Director    Advisory Director of Morgan Stanley.           91      Trustee/Director/Managing
(57)                                  since 1999  Prior to December 2002, Chairman,                      General Partner of funds
1 Parkview Plaza                                  Director, President, Chief Executive                   in the Fund Complex.
P.O. Box 5555                                     Officer and Managing Director of Van
Oakbrook Terrace,                                 Kampen Investments and its investment
IL 60181                                          advisory, distribution and other
                                                  subsidiaries. Prior to December 2002,
                                                  President and Chief Executive Officer of
                                                  funds in the Fund Complex. Prior to May
                                                  1998, Executive Vice President and
                                                  Director of Marketing at Morgan Stanley
                                                  and Director of Dean Witter, Discover &
                                                  Co. and Dean Witter Realty. Prior to
                                                  1996, Director of Dean Witter Reynolds
                                                  Inc.

Wayne W. Whalen* (64)    Director     Director    Partner in the law firm of Skadden,            91      Trustee/Director/Managing
333 West Wacker Drive                 since 1997  Arps, Slate, Meagher & Flom (Illinois),                General Partner of funds
Chicago, IL 60606                                 legal counsel to funds in the Fund                     in the Fund Complex.
                                                  Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                           TERM OF
                                                          OFFICE AND
                                     POSITION(S)          LENGTH OF
NAME, AGE AND                         HELD WITH              TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                      FUND                SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President              Officer       Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                      since 1998    Vice President of funds in the Fund Complex. Prior to
45th Floor                                                             December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                      Investments and President and Chief Operations Officer of
                                                                       the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                       2002, Executive Vice President and Chief Investment Officer
                                                                       of funds in the Fund Complex. Prior to May 2001, Managing
                                                                       Director and Chief Investment Officer of Van Kampen
                                                                       Investments, and Managing Director and President of the
                                                                       Advisers and Van Kampen Advisors Inc. Prior to December
                                                                       2000, Executive Vice President and Chief Investment Officer
                                                                       of Van Kampen Investments, and President and Chief
                                                                       Operating Officer of the Advisers. Prior to April 2000,
                                                                       Executive Vice President and Chief Investment Officer for
                                                                       Equity Investments of the Advisers. Prior to October 1998,
                                                                       Vice President and Senior Portfolio Manager with AIM
                                                                       Capital Management, Inc. Prior to February 1998, Senior
                                                                       Vice President and Portfolio Manager of Van Kampen American
                                                                       Capital Asset Management, Inc., Van Kampen American Capital
                                                                       Investment Advisory Corp. and Van Kampen American Capital
                                                                       Management, Inc.

Stefanie V. Chang (36)       Vice President              Officer       Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                              since 2003    Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice President    Officer       Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  and Chief Investment        since 2002    Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Officer                                   Management Inc. and Morgan Stanley Investments LP and
                                                                       Director of Morgan Stanley Trust for over 5 years.
                                                                       Executive Vice President and Chief Investment Officer of
                                                                       funds in the Fund Complex. Managing Director and Chief
                                                                       Investment Officer of Van Kampen Investments, the Advisers
                                                                       and Van Kampen Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President              Officer       Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                         since 2000    and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                          Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                             the Fixed Income Department of the Advisers and Van Kampen
                                                                       Advisors Inc. Prior to December 2000, Senior Vice President
                                                                       of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                       2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                       President of the government securities bond group for Asset
                                                                       Management.

                                                           TERM OF
                                                          OFFICE AND
                                     POSITION(S)          LENGTH OF
NAME, AGE AND                         HELD WITH              TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                      FUND                SERVED     DURING PAST 5 YEARS
Ronald E. Robison (64)       Executive Vice President    Officer       Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  and Principal Executive     since 2003    Executive Vice President and Principal Executive Officer of
New York, NY 10020           Officer                                   funds in the Fund Complex. Chief Global Operations Officer and Managing Director of Morgan Stanley Investment
                                                                       Management Inc. Managing Director of Morgan Stanley.
                                                                       Managing Director and Director of Morgan Stanley Investment
                                                                       Advisors Inc. and Morgan Stanley Services Company Inc.
                                                                       Chief Executive Officer and Director of Morgan Stanley
                                                                       Trust. Vice President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and          Officer       Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary                   since 1999    Director of Van Kampen Investments, Director of the
New York, NY 10020                                                     Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                       Investor Services and certain other subsidiaries of Van
                                                                       Kampen Investments. Managing Director and General
                                                                       Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                       Inc. Vice President and Secretary of funds in the Fund
                                                                       Complex. Prior to July 2001, Managing Director, General
                                                                       Counsel, Secretary and Director of Van Kampen Investments,
                                                                       the Advisers, the Distributor, Investor Services, and
                                                                       certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General
                                                                       Counsel, Secretary and Director of Van Kampen Investments,
                                                                       the Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                       Investor Services and certain other subsidiaries of Van
                                                                       Kampen Investments. Prior to January 1999, Vice President
                                                                       and Associate General Counsel to New York Life Insurance
                                                                       Company ("New York Life"), and prior to March 1997,
                                                                       Associate General Counsel of New York Life. Prior to
                                                                       December 1993, Assistant General Counsel of The Dreyfus
                                                                       Corporation. Prior to August 1991, Senior Associate,
                                                                       Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                                       Attorney at the Securities and Exchange Commission,
                                                                       Division of Investment Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President, Chief       Officer       Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Financial Officer and       since 1997    the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Treasurer                                 subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                             Chief Financial Officer and Treasurer of funds in the Fund
                                                                       Complex. Head of Fund Accounting for Morgan Stanley
                                                                       Investment Management. Prior to December 2002, Executive
                                                                       Director of Van Kampen Investments, the Advisers and Van
                                                                       Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.


                    Van Kampen Funds Inc.
                    1 Parkview Plaza, P.O. Box 5555
                    Oakbrook Terrace, IL 60181-5555
                    www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
                    Member NASD/SIPC.   459, 559, 659
                    MSLA ANR 8/03     11659H03-AP-8/03

VAN KAMPEN
MID CAP
GROWTH FUND

ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

     WELCOME, SHAREHOLDER

     In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


     This material must be preceded or accompanied by a prospectus for the fund being offered.

     Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

               NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Standard & Poor's MidCap 400 Index and the Russell Midcap Growth Index from 10/25/99 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

               VAN KAMPEN            STANDARD & POOR'S   RUSSELL MIDCAP
               MID CAP GROWTH FUND   MIDCAP 400 INDEX    GROWTH(R) INDEX
10/25/1999                  $9,425             $10,000           $10,000
10/31/1999                  $9,869             $10,443           $10,593
12/31/1999                 $12,045             $11,621           $13,715
 3/31/2000                 $13,553             $13,059           $16,612
 6/30/2000                 $12,601             $12,590           $15,381
 9/30/2000                 $13,384             $14,081           $15,770
12/31/2000                 $11,047             $13,505           $12,103
 3/31/2001                  $8,314             $12,019            $9,067
 6/30/2001                  $9,069             $13,566           $10,535
 9/30/2001                  $6,537             $11,290            $7,606
12/31/2001                  $7,703             $13,283            $9,665
 3/31/2002                  $7,349             $14,141            $9,494
 6/30/2002                  $6,231             $12,793            $7,760
 9/30/2002                  $5,094             $10,646            $6,427
12/31/2002                  $5,275             $11,232            $7,016
 3/31/2003                  $5,323             $10,701            $7,015
 6/30/2003                  $6,240             $12,550            $8,331

                          A SHARES              B SHARES               C SHARES
                       SINCE 10/25/99        SINCE 10/25/99         SINCE 10/25/99
------------------------------------------------------------------------------------
AVERAGE ANNUAL       W/O SALES   W/SALES   W/O SALES   W/SALES   W/O SALES   W/SALES
TOTAL RETURNS         CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES
Since Inception       -10.59%    -12.02%    -11.23%    -11.83%    -11.19%     -11.19%

1-year                  0.15      -5.64      -0.63      -5.59      -0.31       -1.31

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Certain non-recurring payments were made to Class C shares, resulting in an increase to the one year total return of 0.07%. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's MidCap 400 Index is generally representative of the U.S. market for medium-capitalization stocks. Russell Midcap Growth(R) Index is generally representative of mid-capitalization growth stocks. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Mid Cap Growth Fund is managed by the adviser's Small/Mid-Cap Growth team. Current members include(1) Dennis Lynch, Executive Director; David Cohen, Executive Director; and David Chu, Executive Director. The following discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. At the beginning of the period, the long-anticipated economic recovery was slow to surface. Despite interest rates at historically low levels, corporate earnings failed to rebound as quickly as expected. November 2002 electoral victories for Republicans provided a short-term boost to the markets, as investors anticipated more favorable tax policies in the future, but the increasing likelihood of a war in Iraq put downward pressure on stocks. Once investors began to anticipate a successful military campaign, however, the stock market rose rapidly--led especially by technology, telecommunications and other stocks offering higher risks and increased growth potential.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen Mid Cap Growth Fund returned 0.15 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmark, the Russell Midcap Growth(R) Index, returned 7.35 percent.

     See Performance Summary for additional information and index definitions.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. The largest negative influences were stock selection in the technology and health-care sectors.

     - The fund's technology investments were focused on the types of stocks we normally favor--for example, those companies demonstrating

(1) Team members may change at any time without notice.

         strong free-cash flow, healthy balance sheets, and growing earnings and business momentum. Unfortunately, stocks displaying these characteristics lagged behind their fundamentally weaker counterparts, especially during the fourth quarter of 2002 and the second quarter of 2003. Not owning many of these strong-performing, speculative stocks had a negative effect on the fund's relative performance.

     - Similarly, our focus on long-term quality took a short-term toll with the fund's health-care investments. As the period progressed, the companies that performed the best tended to be higher-risk names, and our focus on stable-growth health-care companies hurt the fund's results relative to the benchmark. In addition, weaker-than-expected performance from several of the fund's pharmaceutical and hospital stocks detracted from performance.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Relative to the Russell Midcap Growth(R) Index, an underweight position in consumer-staples and industrials stocks helped the fund's results, as did the fund's holdings in the utility sector.

     - We reduced the fund's position in consumer-staples stocks because we believed market conditions warranted a shift toward more economically sensitive names. Consumer staples stocks tend to be less economically sensitive, as consumers purchase these goods (such as food and beverages) regardless of economic conditions. As investors became more confident in the potential for an economic recovery, investors rotated away from these less economically sensitive groups, and the fund's reduced position in consumer staples helped.

TOP 10 HOLDINGS AS OF 6/30/03

GTECH                              2.3%
Varian Medical Systems             2.3
Univision                          2.1
Abercrombie & Fitch                1.9
VERITAS Software                   1.8
Dollar Tree Stores                 1.8
Intersil                           1.6
Royal Caribbean Cruises            1.6
International Game Technology      1.6
Corporate Executive Board          1.6

TOP 10 INDUSTRIES AS OF 6/30/03

Semiconductors                     7.4%
Biotechnology                      6.0
Health Care Equipment              5.4
Diversified Commercial Services    5.0
Casinos & Gaming                   5.0
Systems Software                   4.3
Semiconductor Equipment            3.2
Apparel Retail                     3.1
Application Software               3.1
Broadcasting & Cable TV            3.1

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

     - Our investment criteria led us to de-emphasize stocks in the industrials sector--a category that includes aerospace, electrical equipment and components, and home-building companies. This sector lagged the market, and the fund's relatively small weighting proved beneficial.

     - Stock selection in the utility sector provided a positive impact on relative performance. Although the fund owned just a few utility stocks, those it did own performed very well.

Q.   PLEASE HIGHLIGHT SIGNIFICANT HOLDINGS FROM THE PORTFOLIO.

A. The fund's three largest positions as of June 30, 2003, were GTECH Holdings, Varian Medical Systems and Univision.

     - GTECH Holdings is the world's largest supplier of electronic lottery systems. We were attracted to the company because we believed it was a unique business with a dominant market share in an industry that has high barriers to entry.

     - Varian Medical Systems provides doctors with the ability to treat cancer patients with highly concentrated doses of radiation, resulting in fewer patient side effects. Varian's products have been highly successful so far, and the company continued to generate strong sales and earnings during the period.

     - Univision, a U.S. Spanish-language broadcaster, caters to the fastest-growing demographic group in the nation. With advertisers increasingly interested in reaching this population, we believed the company was well positioned.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. Low interest rates and low inflation helped create a favorable environment for stocks during the period. As we move into the second half of the year, those conditions are still with us. Stock markets are unpredictable, however, so we plan to continue focusing on our investment discipline and managing the fund for the long term.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
COMMON STOCKS  98.0%
ADVERTISING  2.1%
Univision Communications, Inc., Class A (a)                     41,000    $ 1,246,400
                                                                          -----------
AIR FREIGHT & COURIERS  0.8%
CH Robinson Worldwide, Inc.                                      8,750        311,150
Expeditors International of Washington, Inc.                     4,600        159,344
                                                                          -----------
                                                                              470,494
                                                                          -----------
AIRLINES  1.2%
JetBlue Airways Corp. (a)                                       17,100        723,159
                                                                          -----------
APPAREL & ACCESSORIES  1.2%
Coach, Inc. (a)                                                 14,550        723,717
                                                                          -----------
APPAREL RETAIL  3.0%
Abercrombie & Fitch Co., Class A (a)                            39,325      1,117,223
Chico's FAS, Inc. (a)                                           33,000        694,650
                                                                          -----------
                                                                            1,811,873
                                                                          -----------
APPLICATION SOFTWARE  3.0%
BEA Systems, Inc. (a)                                           24,350        264,441
Mercury Interactive Corp. (a)                                   11,575        446,911
PeopleSoft, Inc. (a)                                            12,475        219,435
Quest Software, Inc. (a)                                        12,200        145,180
Siebel Systems, Inc. (a)                                        28,150        268,551
Synopsys, Inc. (a)                                               7,925        490,161
                                                                          -----------
                                                                            1,834,679
                                                                          -----------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Affiliated Managers Group, Inc. (a)                             10,275        626,261
                                                                          -----------
BIOTECHNOLOGY  5.9%
Amylin Pharmaceuticals, Inc. (a)                                13,800        302,082
Bio-Rad Laboratories, Inc., Class A (a)                          2,400        132,840
Celgene Corp. (a)                                               15,925        484,120
Genzyme Corp. (a)                                               13,000        543,400
Gilead Sciences, Inc. (a)                                        6,925        384,891
ICOS Corp. (a)                                                   7,300        268,275
IDEC Pharmaceuticals Corp. (a)                                   8,100        275,400
MedImmune, Inc. (a)                                             13,500        490,995
NPS Pharmaceuticals, Inc. (a)                                   27,400        666,916
                                                                          -----------
                                                                            3,548,919
                                                                          -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
BROADCASTING & CABLE TV  3.1%
EchoStar Communications Corp., Class A (a)                      13,050    $   451,791
Radio One, Inc., Class D (a)                                    47,525        844,519
Westwood One, Inc. (a)                                          16,125        547,121
                                                                          -----------
                                                                            1,843,431
                                                                          -----------
CASINOS & GAMING  4.9%
GTECH Holdings Corp.                                            36,760      1,384,014
International Game Technology                                    9,100        931,203
MGM Mirage (a)                                                   8,700        297,366
Station Casinos, Inc. (a)                                       12,300        310,575
                                                                          -----------
                                                                            2,923,158
                                                                          -----------
COMMUNICATIONS EQUIPMENT  2.8%
Corning, Inc. (a)                                               45,600        336,984
Emulex Corp. (a)                                                18,200        414,414
JDS Uniphase Corp. (a)                                          60,100        210,951
UTStarcom, Inc. (a)                                             19,900        707,843
                                                                          -----------
                                                                            1,670,192
                                                                          -----------
COMPUTER HARDWARE  0.3%
Seagate Technology (Cayman Islands)                             11,500        202,975
                                                                          -----------
COMPUTER STORAGE & PERIPHERALS  0.7%
Network Appliance, Inc. (a)                                     26,875        435,644
                                                                          -----------
CONSUMER ELECTRONICS  1.0%
Harman International Industries, Inc.                            7,850        621,249
                                                                          -----------
DATA PROCESSING & OUTSOURCING SERVICES  1.6%
CheckFree Corp. (a)                                              5,600        155,904
Global Payments, Inc.                                           12,950        459,725
SunGard Data Systems, Inc. (a)                                  12,625        327,114
                                                                          -----------
                                                                              942,743
                                                                          -----------
DEPARTMENT STORES  1.7%
Dollar Tree Stores, Inc. (a)                                    32,625      1,035,191
                                                                          -----------
DIVERSIFIED COMMERCIAL SERVICES  4.9%
ChoicePoint, Inc. (a)                                            8,850        305,502
Corporate Executive Board Co. (a)                               22,600        915,978
DeVry, Inc. (a)                                                 24,100        561,289
Iron Mountain, Inc. (a)                                         15,350        569,331
Weight Watchers International, Inc. (a)                         13,660        621,393
                                                                          -----------
                                                                            2,973,493
                                                                          -----------
ELECTRIC UTILITIES  0.3%
Citizens Communications Co. (a)                                 11,700        150,813
                                                                          -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
ELECTRONIC EQUIPMENT MANUFACTURERS  0.8%
Amphenol Corp., Class A (a)                                      6,050    $   283,261
Waters Corp. (a)                                                 7,000        203,910
                                                                          -----------
                                                                              487,171
                                                                          -----------
ELECTRONIC MANUFACTURING SERVICES  0.6%
Jabil Circuit, Inc. (a)                                          9,200        203,320
Sanmina-SCI Corp. (a)                                           25,700        162,167
                                                                          -----------
                                                                              365,487
                                                                          -----------
EMPLOYMENT SERVICES  0.4%
Monster Worldwide, Inc. (a)                                     11,300        222,949
                                                                          -----------
GAS UTILITIES  0.2%
UGI Corp.                                                        4,200        133,140
                                                                          -----------
GENERAL MERCHANDISE STORES  1.1%
Dollar General Corp.                                            35,225        643,209
                                                                          -----------
HEALTH CARE DISTRIBUTORS  0.9%
AmerisourceBergen Corp.                                          7,900        547,865
                                                                          -----------
HEALTH CARE EQUIPMENT  5.3%
St. Jude Medical, Inc. (a)                                       9,400        540,500
Stericycle, Inc. (a)                                            23,350        898,508
Varian Medical Systems, Inc. (a)                                23,875      1,374,484
Zimmer Holdings, Inc. (a)                                        8,700        391,935
                                                                          -----------
                                                                            3,205,427
                                                                          -----------
HEALTH CARE SERVICES  3.0%
Caremark Rx, Inc. (a)                                           33,400        857,712
Laboratory Corporation of America Holdings (a)                  11,700        352,755
Lincare Holdings, Inc. (a)                                      18,050        568,756
                                                                          -----------
                                                                            1,779,223
                                                                          -----------
HOME ENTERTAINMENT SOFTWARE  1.3%
Electronic Arts, Inc. (a)                                       10,800        799,092
                                                                          -----------
HOME FURNISHINGS  0.5%
Mohawk Industries, Inc. (a)                                      5,300        294,309
                                                                          -----------
HOMEBUILDING  1.4%
Lennar Corp., Class A                                            3,900        278,850
NVR, Inc. (a)                                                    1,400        575,400
                                                                          -----------
                                                                              854,250
                                                                          -----------
HOTELS  1.6%
Royal Caribbean Cruises Ltd.                                    41,000        949,560
                                                                          -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
INSURANCE BROKERS  0.5%
Willis Group Holdings Ltd. (United Kingdom)                     10,500    $   322,875
                                                                          -----------
INTEGRATED OIL & GAS  0.5%
Suncor Energy Inc. (Canada)                                     14,600        273,750
                                                                          -----------
INTEGRATED TELECOMMUNICATION SERVICES  0.5%
IDT Corp., Class B (a)                                          17,700        311,520
                                                                          -----------
INTERNET RETAIL  0.8%
InterActiveCorp (a)                                             11,725        463,958
                                                                          -----------
INTERNET SOFTWARE & SERVICES  0.8%
VeriSign, Inc. (a)                                              10,700        147,981
Yahoo!, Inc. (a)                                                 9,400        307,944
                                                                          -----------
                                                                              455,925
                                                                          -----------
MANAGED HEALTH CARE  2.3%
Anthem, Inc. (a)                                                 8,800        678,920
Coventry Health Care, Inc. (a)                                   6,600        304,656
Mid Atlantic Medical Services, Inc. (a)                          7,300        381,790
                                                                          -----------
                                                                            1,365,366
                                                                          -----------
MOVIES & ENTERTAINMENT  0.9%
Pixar, Inc. (a)                                                  9,250        562,770
                                                                          -----------
MULTI-UTILITIES & UNREGULATED POWER  1.0%
Questar Corp.                                                   18,000        602,460
                                                                          -----------
OIL & GAS DRILLING  0.9%
Patterson-UTI Energy, Inc. (a)                                  17,100        554,040
                                                                          -----------
OIL & GAS EQUIPMENT & SERVICES  1.8%
BJ Services Co. (a)                                             14,800        552,928
Smith International, Inc. (a)                                   15,125        555,693
                                                                          -----------
                                                                            1,108,621
                                                                          -----------
OIL & GAS EXPLORATION & PRODUCTION  1.5%
Pioneer Natural Resources Co. (a)                               34,850        909,585
                                                                          -----------
OTHER DIVERSIFIED FINANCIAL SERVICES  1.7%
Brascan Corp., Class A (Canada)                                 12,100        297,176
Doral Financial Corp. (Puerto Rico)                             15,600        696,540
                                                                          -----------
                                                                              993,716
                                                                          -----------
PACKAGED FOODS  0.5%
Dean Foods Co. (a)                                               9,300        292,950
                                                                          -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
PAPER PACKAGING  1.3%
Sealed Air Corp. (a)                                            15,850    $   755,411
                                                                          -----------
PHARMACEUTICALS  1.6%
Allergan, Inc.                                                   7,800        601,380
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)               6,600        375,738
                                                                          -----------
                                                                              977,118
                                                                          -----------
PROPERTY & CASUALTY  1.0%
White Mountains Insurance Group Ltd.                             1,465        578,675
                                                                          -----------
PUBLISHING  0.8%
Interactive Data Corp. (a)                                      28,000        473,200
                                                                          -----------
REINSURANCE  0.3%
Markel Corp. (a)                                                   800        204,800
                                                                          -----------
RESTAURANTS  2.2%
Krispy Kreme Doughnuts, Inc. (a)                                12,175        501,367
Outback Steakhouse, Inc.                                         8,000        312,000
P.F. Chang's China Bistro, Inc. (a)                              4,600        226,366
Sonic Corp. (a)                                                 12,200        310,246
                                                                          -----------
                                                                            1,349,979
                                                                          -----------
SEMICONDUCTOR EQUIPMENT  3.1%
Amkor Technology, Inc. (a)                                       7,900        104,381
Integrated Circuit Systems, Inc. (a)                            14,650        460,450
KLA-Tencor Corp. (a)                                            10,325        480,009
Novellus Systems, Inc. (a)                                      13,700        501,708
SanDisk Corp. (a)                                                7,800        314,730
                                                                          -----------
                                                                            1,861,278
                                                                          -----------
SEMICONDUCTORS  7.2%
Agere Systems, Inc., Class A (a)                                90,700        211,331
Altera Corp. (a)                                                31,975        524,390
Broadcom Corp., Class A (a)                                     22,600        562,966
Intersil Corp., Class A (a)                                     36,125        961,286
Linear Technology Corp.                                          3,800        122,398
Marvell Technology Group Ltd. (Bermuda) (a)                     15,800        543,046
Maxim Integrated Products, Inc.                                  8,500        290,615
PMC-Sierra, Inc. (a)                                            20,000        234,600
QLogic Corp. (a)                                                13,075        631,915
Xilinx, Inc. (a)                                                10,000        253,100
                                                                          -----------
                                                                            4,335,647
                                                                          -----------
SPECIALIZED FINANCE  1.2%
Moody's Corp.                                                   14,075        741,893
                                                                          -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                     SHARES       VALUE
SPECIALTY CHEMICALS  0.4%
Ecolab, Inc.                                                    10,150    $   259,840
                                                                          -----------
SPECIALTY STORES  1.6%
AutoZone, Inc. (a)                                               4,300        326,671
Carmax, Inc. (a)                                                10,800        325,620
Tiffany & Co.                                                    8,900        290,852
                                                                          -----------
                                                                              943,143
                                                                          -----------
SYSTEMS SOFTWARE  4.2%
Adobe Systems, Inc.                                             13,500        432,945
Network Associates, Inc. (a)                                    30,300        384,204
Symantec Corp. (a)                                              15,050        660,093
VERITAS Software Corp. (a)                                      36,575      1,048,605
                                                                          -----------
                                                                            2,525,847
                                                                          -----------
TECHNOLOGY DISTRIBUTORS  0.5%
CDW Corp. (a)                                                    6,120        280,296
                                                                          -----------
THRIFTS & MORTGAGE FINANCE  0.5%
Sovereign Bancorp, Inc.                                         19,000        297,350
                                                                          -----------
WIRELESS TELECOMMUNICATION SERVICES  1.8%
American Tower Corp., Class A (a)                               45,600        403,560
Crown Castle International Corp. (a)                            58,500        454,545
Nextel Communications, Inc., Class A (a)                        11,475        207,468
                                                                          -----------
                                                                            1,065,573
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  98.0%
   (Cost $51,631,932)                                                      58,933,659
                                                                          -----------
REPURCHASE AGREEMENT  2.9%
State Street Bank & Trust Co. ($1,746,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $1,746,032)
   (Cost $1,746,000)                                                        1,746,000
                                                                          -----------
TOTAL INVESTMENTS  100.9%
   (Cost $53,377,932)                                                      60,679,659

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)                                (515,082)
                                                                          -----------

NET ASSETS  100.0%                                                        $60,164,577
                                                                          ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
Total Investments (Cost $53,377,932)                                                 $ 60,679,659
Cash                                                                                          385
Receivables:
  Investments Sold                                                                        873,704
  Fund Shares Sold                                                                        174,712
  Dividends                                                                                 7,170
  Interest                                                                                     32
Other                                                                                      20,090
                                                                                     ------------
    Total Assets                                                                       61,755,752
                                                                                     ------------
LIABILITIES:
Payables:
  Investments Purchased                                                                 1,231,677
  Fund Shares Repurchased                                                                 133,169
  Distributor and Affiliates                                                               97,437
  Investment Advisory Fee                                                                  19,597
Accrued Expenses                                                                           80,296
Directors' Deferred Compensation and Retirement Plans                                      28,999
                                                                                     ------------
    Total Liabilities                                                                   1,591,175
                                                                                     ------------
NET ASSETS                                                                           $ 60,164,577
                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
  shares authorized)                                                                 $132,111,642
Net Unrealized Appreciation                                                             7,301,727
Accumulated Net Investment Loss                                                           (31,470)
Accumulated Net Realized Loss                                                         (79,217,322)
                                                                                     ------------
NET ASSETS                                                                           $ 60,164,577
                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $24,746,752 and 3,791,404 shares of beneficial interest issued
    and outstanding)                                                                 $       6.53
    Maximum sales charge (5.75% of offering price)                                            .40
                                                                                     ------------
    Maximum offering price to public                                                 $       6.93
                                                                                     ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $27,270,181 and 4,287,455 shares of beneficial interest issued and
    outstanding)                                                                     $       6.36
                                                                                     ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $8,147,644 and 1,279,939 shares of beneficial interest issued
    and outstanding)                                                                 $       6.37
                                                                                     ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $1,040)                               $   123,372
Interest                                                                                  12,677
Other                                                                                      6,356
                                                                                     -----------
    Total Income                                                                         142,405
                                                                                     -----------
EXPENSES:
Investment Advisory Fee                                                                  409,138
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
$55,156, $245,857 and $71,050, respectively)                                             372,063
Shareholder Services                                                                     161,376
Administrative Fee                                                                        91,804
Shareholder Reports                                                                       69,134
Custody                                                                                   43,475
Directors' Fees and Related Expenses                                                      19,701
Legal                                                                                     18,494
Other                                                                                     73,568
                                                                                     -----------
    Total Expenses                                                                     1,258,753
    Expense Reduction                                                                     66,617
    Less Credits Earned on Cash Balances                                                   1,263
                                                                                     -----------
    Net Expenses                                                                       1,190,873
                                                                                     -----------
NET INVESTMENT LOSS                                                                  $(1,048,468)
                                                                                     ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                        $(8,053,284)
  Foreign Currency Transactions                                                               50
                                                                                     -----------
Net Realized Loss                                                                     (8,053,234)
                                                                                     -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                                 (8,267)
  End of the Period                                                                    7,301,727
                                                                                     -----------
Net Unrealized Appreciation During the Period                                          7,309,994
                                                                                     -----------
NET REALIZED AND UNREALIZED LOSS                                                     $  (743,240)
                                                                                     ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                                           $(1,791,708)
                                                                                     ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        YEAR ENDED        YEAR ENDED
                                                       JUNE 30, 2003     JUNE 30, 2002
                                                       -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss                                    $ (1,048,468)     $ (1,547,628)
Net Realized Loss                                        (8,053,234)      (36,267,200)
Net Unrealized Appreciation During the Period             7,309,994         2,555,123
                                                       ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES      (1,791,708)      (35,259,705)
                                                       ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                38,271,037        68,276,151
Cost of Shares Repurchased                              (47,318,940)      (75,144,695)
                                                       ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS       (9,047,903)       (6,868,544)
                                                       ------------      ------------
TOTAL DECREASE IN NET ASSETS                            (10,839,611)      (42,128,249)
NET ASSETS:
Beginning of the Period                                  71,004,188       113,132,437
                                                       ------------      ------------
End of the Period (Including accumulated
  net investment loss of $31,470 and
  $12,707, respectively)                               $ 60,164,577      $ 71,004,188
                                                       ============      ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                OCTOBER 25, 1999
                                                                                                 (COMMENCEMENT
                                                                                                 OF INVESTMENT
                                                               YEAR ENDED JUNE 30,               OPERATIONS) TO
                                                    -----------------------------------------       JUNE 30,
CLASS A SHARES                                      2003 (a)       2002 (a)          2001 (a)       2000 (a)
                                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                          $6.51         $ 9.49            $13.37         $10.00
                                                      -----         ------            ------         ------
  Net Investment Loss                                  (.09)          (.10)             (.14)          (.09)
  Net Realized and Unrealized Gain/Loss                 .11          (2.88)            (3.57)          3.46
                                                      -----         ------            ------         ------
Total from Investment Operations                        .02          (2.98)            (3.71)          3.37
                                                      -----         ------            ------         ------
Less Distributions from
  Net Realized Gain                                     -0-            -0-              (.17)           -0-
                                                      -----         ------            ------         ------
NET ASSET VALUE, END OF THE PERIOD                    $6.53         $ 6.51            $ 9.49         $13.37
                                                      =====         ======            ======         ======

Total Return*(b)                                      0.15%        -31.30%           -28.03%         33.70%**
Net Assets at End of the Period
  (In millions)                                       $24.7         $ 29.3            $ 44.7         $ 38.4
Ratio of Expenses to Average
  Net Assets*                                         1.75%          1.58%             1.58%          1.63%
Ratio of Net Investment Loss to Average
  Net Assets*                                        (1.50%)        (1.29%)           (1.20%)        (1.04%)
Portfolio Turnover                                     197%           209%              146%           103%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets              1.87%             N/A               N/A            N/A
Ratio of Net Investment Loss
    to Average Net Assets                           (1.62%)            N/A               N/A            N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 OCTOBER 25, 1999
                                                                                                  (COMMENCEMENT
                                                                                                  OF INVESTMENT
                                                               YEAR ENDED JUNE 30,                OPERATIONS) TO
                                                    ------------------------------------------       JUNE 30,
CLASS B SHARES                                      2003 (a)        2002 (a)          2001 (a)       2000 (a)
                                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $6.40          $ 9.38            $13.31          $10.00
                                                     -----          ------            ------          ------
  Net Investment Loss                                 (.13)           (.15)             (.22)           (.16)
  Net Realized and Unrealized Gain/Loss                .09           (2.83)            (3.54)           3.47
                                                     -----          ------            ------          ------
Total from Investment Operations                      (.04)          (2.98)            (3.76)           3.31
                                                     -----          ------            ------          ------
Less Distributions from
  Net Realized Gain                                    -0-             -0-              (.17)            -0-
                                                     -----          ------            ------          ------
NET ASSET VALUE, END OF THE PERIOD                   $6.36          $ 6.40            $ 9.38          $13.31
                                                     =====          ======            ======          ======

Total Return*(b)                                    -0.63%         -31.77%           -28.53%          33.10%**
Net Assets at End of the Period
  (In millions)                                      $27.3          $ 30.4            $ 46.8          $ 40.5
Ratio of Expenses to Average
  Net Assets*                                        2.51%           2.33%             2.33%           2.38%
Ratio of Net Investment Loss to Average
  Net Assets*                                       (2.26%)         (2.04%)           (1.95%)         (1.83%)
Portfolio Turnover                                    197%            209%              146%            103%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets              2.63%             N/A               N/A             N/A
Ratio of Net Investment Loss
    to Average Net Assets                           (2.38%)            N/A               N/A             N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 OCTOBER 25, 1999
                                                                                                  (COMMENCEMENT
                                                                                                  OF INVESTMENT
                                                               YEAR ENDED JUNE 30,                OPERATIONS) TO
                                                    ------------------------------------------       JUNE 30,
CLASS C SHARES                                      2003 (a)        2002 (a)          2001 (a)       2000 (a)
                                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $6.39          $ 9.38            $13.33          $10.00
                                                     -----          ------            ------          ------
  Net Investment Loss                                 (.12)           (.15)             (.22)           (.16)
  Net Realized and Unrealized Gain/Loss                .10           (2.84)            (3.56)           3.49
                                                     -----          ------            ------          ------
Total from Investment Operations                      (.02)          (2.99)            (3.78)           3.33
                                                     -----          ------            ------          ------
Less Distributions from
  Net Realized Gain                                    -0-             -0-              (.17)            -0-
                                                     -----          ------            ------          ------
NET ASSET VALUE, END OF THE PERIOD                   $6.37          $ 6.39            $ 9.38          $13.33
                                                     =====          ======            ======          ======

Total Return*(b)                                    -0.31%(c)      -31.88%           -28.64%          33.30%**
Net Assets at End of the Period
  (In millions)                                      $ 8.1          $ 11.2            $ 21.6          $ 20.0
Ratio of Expenses to Average
  Net Assets*                                        2.41%(d)        2.33%             2.33%           2.38%
Ratio of Net Investment Loss to Average
  Net Assets*                                       (2.07%)(c)      (2.04%)           (1.95%)         (1.81%)
Portfolio Turnover                                    197%            209%              146%            103%**

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets              2.53%(d)          N/A               N/A             N/A
Ratio of Net Investment Loss
  to Average Net Assets                             (2.19%)(c)         N/A               N/A             N/A

**  Non-Annualized

(a) Net investment loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .07% and .08%, respectively.

(d) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

N/A--Not Applicable.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $76,085,149, which will expire between June 30, 2009 and June 30, 2011.

At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                        $53,940,919
                                                            ===========
Gross tax unrealized appreciation                           $ 7,631,591
Gross tax unrealized depreciation                              (892,851)
                                                            -----------
Net tax unrealized appreciation on investments              $ 6,738,740
                                                            ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $50 has been reclassified from accumulated net realized loss to accumulated undistributed net investment loss. A permanent book and tax difference related to a net operating loss totaling $1,027,998 was reclassified from accumulated undistributed net investment loss to capital. A permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $1,657 was reclassified from accumulated undistributed net investment loss to accumulated net realized loss.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $1,263 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investments advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                                       % PER
AVERAGE DAILY NET ASSETS                                               ANNUM
First $500 million                                                      .75%
Next $500 million                                                       .70%
Over $1 billion                                                         .65%

     The adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $15,500 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JP Morgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JP Morgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $4,800 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $88,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive market benchmarks.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $66,617 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $18,787 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the year ended June 30, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $4,774.

     During the year ended June 30, 2003, the Adviser voluntarily reimbursed the Fund $667 for a loss incurred on the sale of a portfolio security which resulted from the correction of a trade error.

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $52,578,456, $57,959,066 and $21,574,120 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                               SHARES         VALUE
Sales:
   Class A                                                    5,267,227   $ 30,341,607
   Class B                                                      973,198      5,588,809
   Class C                                                      412,272      2,340,621
                                                             ----------   ------------
Total Sales                                                   6,652,697   $ 38,271,037
                                                             ==========   ============

Repurchases:
   Class A                                                   (5,980,989)  $(34,307,496)
   Class B                                                   (1,442,937)    (8,046,436)
   Class C                                                     (891,987)    (4,965,008)
                                                             ----------   ------------
Total Repurchases                                            (8,315,913)  $(47,318,940)
                                                             ==========   ============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     At June 30, 2002, capital aggregated $56,967,179, $60,882,643 and
$24,337,721 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                               SHARES         VALUE
Sales:
   Class A                                                    6,490,547   $ 48,899,839
   Class B                                                    1,773,717     13,577,019
   Class C                                                      757,801      5,799,293
                                                             ----------   ------------
Total Sales                                                   9,022,065   $ 68,276,151
                                                             ==========   ============

Repurchases:
   Class A                                                   (6,698,940)  $(50,281,407)
   Class B                                                   (2,009,469)   (15,122,152)
   Class C                                                   (1,299,122)    (9,741,136)
                                                             ----------   ------------
Total Repurchases                                           (10,007,531)  $(75,144,695)
                                                             ==========   ============

     Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 29,285 and 48,804 Class B Shares, respectively, converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                             -------------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First                                                          5.00%           1.00%
Second                                                         4.00%            None
Third                                                          3.00%            None
Fourth                                                         2.50%            None
Fifth                                                          1.50%            None
Thereafter                                                      None            None

   For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $13,300 and CDSC on redeemed shares of approximately $83,900. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $108,128,311 and $117,472,758, respectively.

5.  DISTRIBUTIONS AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,407,300 and $200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $194,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $28,900.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Mid Cap Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Mid CapGrowth Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

*  Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

HOWARD J KERR(1)

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

(1) Appointed to the Board of Directors effective July 23, 2003.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.


INDEPENDENT DIRECTORS

                                                                                               NUMBER OF
                                            TERM OF                                             FUNDS IN
                                          OFFICE AND                                              FUND
                            POSITION(S)    LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND         SERVED     DURING PAST 5 YEARS                     BY DIRECTOR    HELD BY DIRECTOR
David C. Arch (58)          Director     Director      Chairman and Chief Executive Officer         91        Trustee/Director
Blistex Inc.                             since 2003    of Blistex Inc., a consumer health                     /Managing General
1800 Swift Drive                                       care products manufacturer. Former                     Partner of funds in
Oak Brook, IL 60523                                    Director of the World Presidents                       the Fund Complex.
                                                       Organization -Chicago Chapter.
                                                       Director of the Heartland  Alliance,
                                                       a nonprofit organization
                                                       serving human needs based in
                                                       Chicago.

J. Miles Branagan (71)      Director     Director      Private investor. Co-founder,                89        Trustee/Director
1632 Morning Mountain Road               since 1999    and prior to August 1996, Chairman,                    /Managing General
Raleigh, NC 27614                                      Chief Executive Officer and                            Partner of funds in
                                                       President,  MDT Corporation                            the  Fund Complex.
                                                       (now known as Getinge/Castle, Inc.,
                                                       a subsidiary of Getinge Industrier AB),
                                                       a company which develops,
                                                       manufactures, markets and services
                                                       medical and scientific equipment.

                                                                                                NUMBER OF
                                            TERM OF                                              FUNDS IN
                                          OFFICE AND                                               FUND
                            POSITION(S)    LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND         SERVED     DURING PAST 5 YEARS                     BY DIRECTOR    HELD BY DIRECTOR
Jerry D. Choate (64)        Director     Director      Prior to January 1999, Chairman and          89        Trustee/Director/
33971 Selva Road                         since 1999    Chief Executive Officer of the                         Managing General
Suite 130                                              Allstate  Corporation ("Allstate")                     Partner of funds in
Dana Point, CA 92629                                   and Allstate Insurance Company. Prior                  the Fund Complex.
                                                       to January 1995, President and Chief                   Director of Amgen
                                                       Executive Officer of Allstate.                         Inc., a biotechno-
                                                       Prior to August 1994, various                          logical company, and
                                                       management positions at Allstate.                      Director of Valero
                                                                                                              Energy Corporation,
                                                                                                              an independent
                                                                                                              refining  company.

Rod Dammeyer (62)           Director     Director      President of CAC, llc., a private            91        Trustee/Director/
CAC, llc.                                since 2003    company offering capital investment                    Managing General
4350 LaJolla Village Drive                             and management advisory services.                      Partner of funds in
Suite 980                                              Prior to July 2000, Managing Partner                   the Fund Complex.
San Diego, CA 92122-6223                               of Equity Group Corporate Investment                   Director of TeleTech
                                                       (EGI), a company that makes private                    Holdings Inc.,
                                                       investments in other companies.                        Stericycle, Inc.,
                                                                                                              TheraSense, Inc.,
                                                                                                              GATX Corporation,
                                                                                                              Arris Group, Inc.
                                                                                                              and Trustee of the
                                                                                                              University of Chicago
                                                                                                              Hospitals and Health
                                                                                                              Systems. Prior to
                                                                                                              May 2002, Director
                                                                                                              of Peregrine Systems
                                                                                                              Inc. Prior to February
                                                                                                              2001, Vice Chairman
                                                                                                              and Director of
                                                                                                              Anixter International,
                                                                                                              Inc. and IMC Global
                                                                                                              Inc. Prior to
                                                                                                              July 2000, Director
                                                                                                              of Allied Riser
                                                                                                              Communications Corp.,
                                                                                                              Matria Healthcare
                                                                                                              Inc., Transmedia
                                                                                                              Networks, Inc.,
                                                                                                              CNA Surety, Corp. and
                                                                                                              Grupo Azcarero Mexico
                                                                                                              (GAM). Prior to
                                                                                                              April 1999, Director
                                                                                                              of Metal Management,
                                                                                                              Inc.

                                                                                                NUMBER OF
                                            TERM OF                                              FUNDS IN
                                          OFFICE AND                                               FUND
                            POSITION(S)    LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND         SERVED     DURING PAST 5 YEARS                     BY DIRECTOR    HELD BY DIRECTOR
Linda Hutton Heagy (55)     Director     Director      Managing Partner of Heidrick &               89        Trustee/Director/
Heidrick & Struggles                     since 1999    Struggles, an executive search firm.                   Managing General
233 South Wacker Drive                                 Trustee on the University of Chicago                   Partner of funds
Suite 7000                                             Hospitals Board, Vice Chair of the                     in the Fund Complex.
Chicago, IL 60606                                      Board  of the YMCA of Metropolitan
                                                       Chicago and a member of the Women's
                                                       Board of the University of Chicago.
                                                       Prior to 1997,  Partner of Ray &
                                                       Berndtson, Inc., an executive
                                                       recruiting firm. Prior to 1996,
                                                       Trustee of The International House
                                                       Board, a fellowship and housing
                                                       organization for international
                                                       graduate students. Prior to 1995,
                                                       Executive Vice President of ABN AMRO,
                                                       N.A., a bank holding company. Prior
                                                       to 1992, Executive Vice President
                                                       of La Salle National Bank.

R. Craig Kennedy (51)       Director     Director      Director and President of the German         89        Trustee/Director/
11 DuPont Circle, N.W.                   since 1999    Marshall Fund of the United States,                    Managing General
Washington, D.C. 20016                                 an independent U.S.foundation created                  Partner of funds
                                                       to deepen understanding, promote                       in the Fund Complex.
                                                       collaboration and stimulate exchanges
                                                       of practical experience between
                                                       Americans and Europeans. Formerly,
                                                       advisor to the Dennis Trading
                                                       Group Inc., a managed futures and
                                                       option company that invests money for
                                                       individuals and institutions.
                                                       Prior to 1992, President and Chief
                                                       Executive Officer, Director and
                                                       member of the Investment Committee
                                                       of the Joyce Foundation, a private
                                                       foundation.

Howard J Kerr (67)          Director     Director      Prior to 1998, President and Chief           91        Trustee/Director
736 North Western Avenue                 since 2003    Executive Officer of Pocklington                       /Managing General
P.O. Box 317                                           Corporation, Inc., an investment                       Partner of funds in
Lake Forest, IL 60045                                  holding company. Director of the                       the Fund Complex.
                                                       Marrow Foundation                                      Director of the Lake
                                                                                                              Forest Bank & Trust.

                            POSITION(S)    LENGTH OF                                            COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                  OVERSEEN      OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND         SERVED     DURING PAST 5 YEARS                     BY DIRECTOR    HELD BY DIRECTOR
Jack E. Nelson (67)         Director     Director      President of Nelson Investment               89        Trustee/Director
423 Country Club Drive                   since 1999    Planning Services, Inc., a financial                   /Managing General
Winter Park, FL 32789                                  planning company and registered                        Partner of funds in
                                                       investment adviser in the State of                     the Fund Complex.
                                                       Florida. President of Nelson Ivest
                                                       Brokerage Services Inc., a member of
                                                       the NASD, Securities Investors
                                                       Protection Corp. and the Municipal
                                                       Securities Rulemaking Board.
                                                       President of Nelson Sales and
                                                       Services Corporation, a marketing and
                                                       services company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)   Director     Director      President Emeritus and Honorary              91        Trustee/Director
1126 E. 59th Street                      since 2003    Trustee of the University of Chicago                   /Managing General
Chicago, IL 60637                                      and the Adam Smith Distinguished                       Partner of funds in
                                                       Service Professor in the Department                    the Fund Complex.
                                                       of Economics at the University of                      Director of Winston
                                                       Chicago. Prior to July 2000,                           Laboratories, Inc.
                                                       President of the University of
                                                       Chicago. Trustee of the University of
                                                       Rochester and a member of its
                                                       investment committee. Member of the
                                                       National Academy of Sciences, the
                                                       American Philosophical Society and a
                                                       fellow of the American Academy of
                                                       Arts and Sciences.

Suzanne H. Woolsey (61)     Director     Director      Chief Communications Officer of the          89        Trustee/Director
2101 Constitution Ave.,                  since 1999    National Academy of Sciences/National                  /Managing General
N.W. Room 285                                          Research Council, an independent,                      Partner of funds in
Washington, D.C. 20418                                 federally chartered policy                             the Fund Complex.
                                                       institution, since 2001 and                            Director of Neurogen
                                                       previously Chief Operating Officer                     Corporation, a
                                                       from 1993 to 2001. Director of the                     pharmaceutical
                                                       Institute for Defense Analyses, a                      company, since
                                                       federally funded research and                          January 1998.
                                                       development center, Director of the
                                                       German Marshall Fund of the United
                                                       States, and Trustee of Colorado
                                                       College. Prior to 1993, Executive
                                                       Director of the Commission on
                                                       Behavioral and Social Sciences and
                                                       Education at the National Academy of
                                                       Sciences/National Research Council.
                                                       From 1980 through 1989, Partner of
                                                       Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                                 NUMBER OF
                                             TERM OF                                              FUNDS IN
                                           OFFICE AND                                               FUND
                             POSITION(S)    LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS         HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN     OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR          FUND         SERVED     DURING PAST 5 YEARS                     BY DIRECTOR    HELD BY DIRECTOR
Mitchell M. Merin* (50)      Director     Director      President of funds in the Fund               89        Trustee/Director
1221 Avenue of the Americas  and          since 1999    Complex. Chairman, President, Chief                    /Managing General
New York, NY 10020           President                  Executive Officer and Director of                      Partner of funds in
                                                        the Advisers and VK Advisors Inc.                      the Fund Complex.
                                                        since December 2002. Chairman,
                                                        President and Chief Executive
                                                        Officer of Van Kampen Investments
                                                        since December 2002. Director of Van
                                                        Kampen Investments since December
                                                        1999. Chairman and Director of Van
                                                        Kampen Funds Inc. since December
                                                        2002. President, Director and Chief
                                                        Operating Officer of Morgan Stanley
                                                        Investment Management since December
                                                        1998. President and Director since
                                                        April 1997 and Chief Executive
                                                        Officer since June 1998 of Morgan
                                                        Stanley Investment Advisors Inc. and
                                                        Morgan Stanley Services Company Inc.
                                                        Chairman, Chief Executive Officer
                                                        and Director of Morgan Stanley
                                                        Distributors Inc. since June 1998.
                                                        Chairman since June 1998, and
                                                        Director since January 1998 of
                                                        Morgan Stanley Trust. Director of
                                                        various Morgan Stanley subsidiaries.
                                                        President of the Morgan Stanley
                                                        Funds since May 1999. Previously
                                                        Chief Executive Officer of Van
                                                        Kampen Funds Inc. from December 2002
                                                        to July 2003, Chief Strategic
                                                        Officer of Morgan Stanley Investment
                                                        Advisors Inc. and Morgan Stanley
                                                        Services Company Inc. and Executive
                                                        Vice President of Morgan Stanley
                                                        Distributors Inc. from April 1997 to
                                                        June 1998. Chief Executive Officer
                                                        from September 2002 to April 2003
                                                        and Vice President from May 1997 to
                                                        April 1999 of the Morgan Stanley
                                                        Funds.

                                                                                                NUMBER OF
                                            TERM OF                                              FUNDS IN
                                          OFFICE AND                                               FUND
                            POSITION(S)    LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)                   OVERSEEN     OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND         SERVED     DURING PAST 5 YEARS                     BY DIRECTOR    HELD BY DIRECTOR
Richard F. Powers, III*     Director     Director      Advisory Director of Morgan Stanley.         91        Trustee/Director
(57)                                     since 1999    Prior to December 2002, Chairman,                      /Managing General
1 Parkview Plaza                                       Director, President, Chief Executive                   Partner of funds in
P.O. Box 5555                                          Officer and Managing Director of Van                   the Fund Complex.
Oakbrook Terrace, IL 60181                             Kampen Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December 2002,
                                                       President and Chief Executive Officer
                                                       of funds in the Fund Complex. Prior
                                                       to May 1998, Executive Vice President
                                                       and Director of Marketing at Morgan
                                                       Stanley and Director of Dean Witter,
                                                       Discover & Co. and Dean Witter
                                                       Realty. Prior to 1996, Director of
                                                       Dean Witter Reynolds Inc.

Wayne W. Whalen* (64)       Director     Director      Partner in the law firm of Skadden,          91        Trustee/Director
333 West Wacker Drive                    since 1999    Arps, Slate, Meagher & Flom                            /Managing General
Chicago, IL 60606                                      (Illinois), legal counsel to funds in                  Partner of funds in
                                                       the Fund Complex.                                      the Fund Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                TERM OF
                                               OFFICE AND
                                POSITION(S)    LENGTH OF
NAME, AGE AND                   HELD WITH         TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND          SERVED      DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President    Officer       Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                            since 1999    Vice President of funds in the Fund Complex. Prior to
45th Floor                                                   December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                            Investments and President and Chief Operations Officer of
                                                             the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                             Executive Vice President and Chief Investment Officer of
                                                             funds in the Fund Complex. Prior to May 2001, Managing
                                                             Director and Chief Investment Officer of Van Kampen
                                                             Investments, and Managing Director and President of the
                                                             Advisers and Van Kampen Advisors Inc. Prior to December
                                                             2000, Executive Vice President and Chief Investment Officer
                                                             of Van Kampen Investments, and President and Chief Operating
                                                             Officer of the Advisers. Prior to April 2000, Executive Vice
                                                             President and Chief Investment Officer for Equity
                                                             Investments of the Advisers. Prior to October 1998, Vice
                                                             President and Senior Portfolio Manager with AIM Capital
                                                             Management, Inc. Prior to February 1998, Senior Vice
                                                             President and Portfolio Manager of Van Kampen American
                                                             Capital Asset Management, Inc., Van Kampen American Capital
                                                             Investment Advisory Corp. and Van Kampen American Capital
                                                             Management, Inc.

Stefanie V. Chang (36)       Vice President    Officer       Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                    since 2003    Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice    Officer       Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and     since 2002    Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Chief                           Management Inc. and Morgan Stanley Investments LP and
                             Investment                      Director of Morgan Stanley Trust for over 5 years. Executive
                             Officer                         Vice President and Chief Investment Officer of funds in the
                                                             Fund Complex. Managing Director and Chief Investment Officer
                                                             of Van Kampen Investments, the Advisers and Van Kampen
                                                             Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President    Officer       Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                               since 2000    and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                   the Fixed Income Department of the Advisers and Van Kampen
                                                             Advisors Inc. Prior to December 2000, Senior Vice President
                                                             of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                             2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                             President of the government securities bond group for Asset
                                                             Management.

                                                TERM OF
                                               OFFICE AND
                                POSITION(S)    LENGTH OF
NAME, AGE AND                   HELD WITH         TIME       PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                 FUND          SERVED      DURING PAST 5 YEARS
Ronald E. Robison (64)       Executive Vice    Officer       Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and     since 2003    Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal                       funds in the Fund Complex. Chief Global Operations Officer
                             Executive                       and Managing Director of Morgan Stanley Investment
                             Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                             Managing Director and Director of Morgan Stanley Investment
                                                             Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                             Executive Officer and Director of Morgan Stanley Trust. Vice
                                                             President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President    Officer       Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  and Secretary     since 1999    Director of Van Kampen Investments, Director of the
New York, NY 10020                                           Advisers, Van Kampen Advisors Inc., the Distributor,
                                                             Investor Services and certain other subsidiaries of Van
                                                             Kampen Investments. Managing Director and General
                                                             Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                             Inc. Vice President and Secretary of funds in the Fund
                                                             Complex. Prior to July 2001, Managing Director, General
                                                             Counsel, Secretary and Director of Van Kampen Investments,
                                                             the Advisers, the Distributor, Investor Services, and
                                                             certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                             Secretary and Director of Van Kampen Investments, the
                                                             Advisers, Van Kampen Advisors Inc., the Distributor,
                                                             Investor Services and certain other subsidiaries of Van
                                                             Kampen Investments. Prior to January 1999, Vice President
                                                             and Associate General Counsel to New York Life Insurance
                                                             Company ("New York Life"), and prior to March 1997,
                                                             Associate General Counsel of New York Life. Prior to
                                                             December 1993, Assistant General Counsel of The Dreyfus
                                                             Corporation. Prior to August 1991, Senior Associate, Willkie
                                                             Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                             the Securities and Exchange Commission, Division of
                                                             Investment Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President,   Officer       Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Chief Financial   since 1999    the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181   Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                             Complex. Head of Fund Accounting for Morgan Stanley
                                                             Investment Management. Prior to December 2002, Executive
                                                             Director of Van Kampen Investments, the Advisers and Van
                                                             Kampen Advisors Inc.

YOUR NOTES

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                    Copyright (C)2003 Van Kampen Funds Inc. All rights reserved. 74, 174, 274 Member NASD/SIPC.
                    MCG ANR 8/03 11653H03-AP-8/03

VAN KAMPEN
VALUE FUND


ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH

[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

     WELCOME, SHAREHOLDER

     In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


     This material must be preceded or accompanied by a prospectus for the fund being offered.

     Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Standard & Poor's 500 Index from 7/7/97 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

                 VAN KAMPEN
                 VALUE FUND       STANDARD & POOR'S 500 INDEX
  7/7/1997           $9,425                           $10,000
 7/31/1997           $9,661                           $10,472
 9/30/1997           $9,849                           $10,427
12/31/1997           $9,598                           $10,726
 3/31/1998          $10,464                           $12,223
 6/30/1998          $10,060                           $12,626
 9/30/1998           $8,240                           $11,370
12/31/1998           $9,370                           $13,792
 3/31/1999           $9,216                           $14,479
 6/30/1999          $10,646                           $15,500
 9/30/1999           $8,973                           $14,532
12/31/1999           $9,216                           $16,694
 3/31/2000           $9,246                           $17,077
 6/30/2000           $8,883                           $16,623
 9/30/2000          $10,039                           $16,462
12/31/2000          $11,163                           $15,174
 3/31/2001          $11,095                           $13,375
 6/30/2001          $11,820                           $14,158
 9/30/2001          $10,477                           $12,080
12/31/2001          $11,222                           $13,371
 3/31/2002          $11,536                           $13,407
 6/30/2002          $10,046                           $11,611
 9/30/2002           $7,694                            $9,605
12/31/2002           $8,419                           $10,416
 3/31/2003           $7,860                           $10,088
 6/30/2003           $9,644                           $11,640

                               A SHARES                  B SHARES                C SHARES
                            SINCE 07/07/97            SINCE 07/07/97          SINCE 07/07/97
-------------------- ------------------------- ------------------------- -------------------------
AVERAGE ANNUAL         W/O SALES     W/SALES     W/O SALES     W/SALES     W/O SALES     W/SALES
TOTAL RETURNS           CHARGES      CHARGES      CHARGES      CHARGES      CHARGES      CHARGES
Since Inception           0.38%       -0.60%       -0.41%       -0.41%       -0.34%       -0.34%

5-year                   -0.84        -2.00        -1.64        -1.94        -1.52        -1.52

1-year                   -4.00        -9.56        -4.62        -9.39        -4.22        -5.17

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. Certain non-recurring payments were made to Class C Shares, resulting in an increase to the one-year total return of 0.46%. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Value Fund is managed by the Subadviser's Large Cap Value team. Current members of the team(1) include Richard M. Behler, Executive Director; Brian Kramp, Managing Director; and Eric Scharpf, Vice President. This discussion reflects the team's views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. For most of the past 12 months, equity prices were under pressure. Late in the period, however, stocks, especially economically sensitive stocks, were generally strong performers.

     - At the beginning of the period, investors were nervous about a struggling economy and sluggish corporate earnings growth. Adding to their concerns was the build-up to war in the Middle East.

     - Despite the Federal Reserve Board's program of interest-rate cuts, stocks performed poorly throughout much of the period's first three quarters. The Fed cut rates in November 2002 and June 2003, bringing the federal funds rate to 1.00 percent, its lowest level since 1958.

     - During the second quarter of 2003, stocks rallied as investors looked forward to an end to the Iraqi war and a potential economic recovery later in the year. Stocks, up 15 percent for the three-month period, realized their strongest quarterly gains in five years.

Q.   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - Van Kampen Value Fund returned -4.00 percent for the 12 months that ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - The fund's benchmark, the Standard Poor's 500 Index, returned 0.25 percent.

     See Performance Summary for additional information and index definitions.


(1) Team members may change at any time without notice.

Q.   WHAT FACTORS HINDERED PERFORMANCE?

A. Two of the fund's most significant laggards, HealthSouth and El Paso, were stocks tainted by scandal during the period.

     - HealthSouth, formerly a large portfolio holding, was by far the fund's largest detractor. As we mentioned in our last shareholder report, the company, which provides rehabilitation services, had been inappropriately billing Medicare for services provided to patients. We continued to own HealthSouth, however, because we thought the stock represented a good bargain, and because we believed the company still had significant earnings potential. Although HealthSouth recovered some of its losses, it fell again sharply after a second revelation--this time that the company's managers had committed outright accounting fraud by inflating earnings. On this news we sold the stock, though, unfortunately, not before incurring a substantial loss to the portfolio.

     - El Paso, a diversified utility and owner of the nation's largest gas pipeline network, faced questions about its financial position and whether it had any role in manipulating energy prices in California during the state's recent energy crisis. We sold the position in August and September 2002 because of its deteriorating earnings outlook. However, the position took a toll on the fund's performance.

TOP 10 HOLDINGS AS OF 6/30/03

Health Net                         3.4%
Tyco International                 3.3
Wyeth                              2.9
PNC Financial Services             2.8
Merck                              2.6
Citigroup                          2.4
Altria                             2.3
Bristol-Myers Squibb               2.2
Best Buy                           2.2
Home Depot                         2.1

TOP 10 INDUSTRIES AS OF 6/30/03

Pharmaceuticals                    8.8%
Diversified Banks                  6.0
Industrial Machinery               4.9
Integrated Oil & Gas               4.8
Integrated Telecom Services        4.8
Household Appliances               4.5
Industrial Conglomerates           3.9
Property & Casualty                3.5
Managed Health Care                3.4
Regional Banks                     2.8

Subject to change daily. All percentages are as a percentage of long-term investments. For informational purposes only and should not be deemed as a recommendation to buy securities mentioned or securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. Investments in retail, heavy industry and pharmaceutical stocks had a positive impact on portfolio results.(2)

     - Best Buy, the leading consumer electronics retailer in the United States, and Home Depot, the home-products warehouse giant, performed very well as investors gradually came to share our opinion that these stocks were cheaper than deserved.

     - The fund benefited from Tyco International, whose stock rebounded off its lows during the period, boosting fund returns. In early 2002, questions surfaced about the company's accounting methods, and investors fled the stock. Nevertheless, we believed that Tyco was a quality business. We also saw potential positive catalysts for improved future performance in the company's new management team and the resolution of cash-flow concerns.

     - The fund also benefited from owning selected pharmaceutical stocks, including Wyeth, Merck and Bristol-Myers Squibb. Because of investors' concerns about the drug industry--concerns we'll discuss shortly--the price of these stocks fell to extremely low levels. We took advantage of the cheap valuations, and our patience was rewarded by the end of the period.

Q.   PLEASE HIGHLIGHT SOME SIGNIFICANT INVESTMENTS HELD BY THE PORTFOLIO.

A.   -    The fund's largest holdings as of June 30, 2003, included many of the companies we cited earlier as strong performers: drug stocks Wyeth, Merck and Bristol-Myers Squibb, and retailers Home Depot and Best Buy.

     - Pharmaceutical companies Wyeth, Merck and Bristol-Myers Squibb were trading at inexpensive prices for several reasons. Investors were concerned that changes to rules affecting reimbursement of Medicare and Medicaid claims may negatively affect these companies' future earnings. Investors also wondered whether these businesses had a strong enough product pipeline to drive future earnings and withstand competition from generic drug makers. Although we considered these concerns to be valid, we believed that these stocks offered good values to patient investors because of the companies' solid long-term earnings growth, strong free-cash flow and moderate debt levels.

     - Best Buy and Home Depot represented the fund's ninth- and tenth-largest positions as of the end of the period. Because such retailers typically see a correlation between their sales and the economy's performance, the sluggish economic environment of the past several

(2) There is no guarantee that these stocks will continue to perform well or be held by the fund in the future.

          years contributed to weaker-than-expected earnings--and relatively low stock prices--for these companies. In our opinion, however, these both were financially solid businesses with a history of strong earnings growth, trading at a substantial discount. As consumer confidence increased during the second quarter of 2003, both stocks performed extremely well.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A. No matter what happens in the economy and the stock market, we remain committed to our style of low-P/E, value investing. We seek to identify solid companies that can be bought for less than we believe they are worth. We believe that looking past a business's earnings report to search for its value potential is the best way we can work to fulfill our commitment to our shareholders.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
COMMON STOCKS  96.0%
AEROSPACE & DEFENSE  1.8%
Honeywell International, Inc.                                      59,900    $  1,608,315
United Technologies Corp.                                           9,200         651,636
                                                                             ------------
                                                                                2,259,951
                                                                             ------------
APPAREL & ACCESSORIES  1.8%
Liz Claiborne, Inc.                                                50,600       1,783,650
V F Corp.                                                          14,500         492,565
                                                                             ------------
                                                                                2,276,215
                                                                             ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.0%
Mellon Financial Corp.                                             45,900       1,273,725
                                                                             ------------
BUILDING PRODUCTS  0.8%
Masco Corp.                                                        41,400         987,390
                                                                             ------------
COMMUNICATIONS EQUIPMENT  1.1%
Nokia Corp.--ADR (Finland)                                         88,300       1,450,769
                                                                             ------------
COMPUTER & ELECTRONICS RETAIL  2.1%
Best Buy Co., Inc. (a)                                             60,100       2,639,592
                                                                             ------------
COMPUTER HARDWARE  1.6%
Hewlett-Packard Co.                                                94,200       2,006,460
                                                                             ------------
CONSTRUCTION & FARM MACHINERY  1.9%
Caterpillar, Inc.                                                  15,500         862,730
Navistar International Corp. (a)                                   47,400       1,546,662
                                                                             ------------
                                                                                2,409,392
                                                                             ------------
CONSUMER FINANCE  1.6%
MBNA Corp.                                                        100,900       2,102,756
                                                                             ------------
DATA PROCESSING & OUTSOURCING SERVICES  1.4%
Computer Sciences Corp. (a)                                        46,600       1,776,392
                                                                             ------------
DEPARTMENT STORES  1.9%
Federated Department Stores, Inc.                                  66,100       2,435,785
                                                                             ------------
DIVERSIFIED BANKS  5.8%
Bank of America Corp.                                              30,000       2,370,900
Comerica, Inc.                                                     53,300       2,478,450

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
DIVERSIFIED BANKS (CONTINUED)
FleetBoston Financial Corp.                                         9,600    $    285,216
Wachovia Corp.                                                     37,500       1,498,500
Wells Fargo & Co.                                                  15,100         761,040
                                                                             ------------
                                                                                7,394,106
                                                                             ------------
DIVERSIFIED CAPITAL MARKETS  0.5%
J.P. Morgan Chase & Co.                                            19,900         680,182
                                                                             ------------
DIVERSIFIED CHEMICALS  2.1%
Dow Chemical Co.                                                   13,000         402,480
Engelhard Corp.                                                    62,700       1,553,079
PPG Industries, Inc.                                               15,300         776,322
                                                                             ------------
                                                                                2,731,881
                                                                             ------------
DIVERSIFIED COMMERCIAL SERVICES  0.4%
Cendant Corp. (a)                                                  26,400         483,648
                                                                             ------------
DIVERSIFIED METALS & MINING  0.3%
Cia Vale do Rio Doce--ADR (Brazil)                                 13,300         394,478
                                                                             ------------
DRUG RETAIL  0.2%
CVS Corp.                                                           9,100         255,073
                                                                             ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.9%
Cooper Industries Ltd.                                             27,700       1,144,010
                                                                             ------------
ENVIRONMENTAL SERVICES  0.2%
Waste Management, Inc.                                             12,400         298,716
                                                                             ------------
FOOD RETAIL  1.2%
Kroger Co. (a)                                                     92,800       1,547,904
                                                                             ------------
FOREST PRODUCTS  1.6%
Weyerhaeuser Co.                                                   38,000       2,052,000
                                                                             ------------
HEALTH CARE EQUIPMENT  1.0%
Beckman Coulter, Inc.                                              30,600       1,243,584
                                                                             ------------
HOME IMPROVEMENT RETAIL  2.0%
Home Depot, Inc.                                                   77,800       2,576,736
                                                                             ------------
HOUSEHOLD APPLIANCES  4.4%
Maytag Corp.                                                       28,500         695,970
Stanley Works                                                      68,400       1,887,840
The Black & Decker Corp.                                           14,500         630,025
Whirlpool Corp.                                                    36,600       2,331,420
                                                                             ------------
                                                                                5,545,255
                                                                             ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
HOUSEWARES & SPECIALTIES  1.0%
Fortune Brands, Inc.                                               25,200    $  1,315,440
                                                                             ------------
INDUSTRIAL CONGLOMERATES  3.8%
Textron, Inc.                                                      18,500         721,870
Tyco International Ltd. (Bermuda)                                 215,500       4,090,190
                                                                             ------------
                                                                                4,812,060
                                                                             ------------
INDUSTRIAL GASES  1.3%
Air Products & Chemicals, Inc.                                     40,300       1,676,480
                                                                             ------------
INDUSTRIAL MACHINERY  4.7%
Eaton Corp.                                                        21,700       1,705,837
Ingersoll-Rand Co., Class A (Bermuda)                              36,700       1,736,644
Parker Hannifin Corp.                                              59,800       2,511,002
                                                                             ------------
                                                                                5,953,483
                                                                             ------------
INTEGRATED OIL & GAS  4.6%
Amerada Hess Corp.                                                  3,900         191,802
BP Plc--ADR (United Kingdom)                                       44,600       1,874,092
ChevronTexaco Corp.                                                11,100         801,420
ConocoPhillips                                                      6,400         350,720
Occidental Pete Corp.                                              26,800         899,140
Royal Dutch Petroleum Co.--ADR (Netherlands)                       36,500       1,701,630
                                                                             ------------
                                                                                5,818,804
                                                                             ------------
INTEGRATED TELECOMMUNICATION SERVICES  4.6%
Amdocs Ltd. (Guernsey) (a)                                         36,600         878,400
SBC Communications, Inc.                                           98,300       2,511,565
Verizon Communications, Inc.                                       61,300       2,418,285
                                                                             ------------
                                                                                5,808,250
                                                                             ------------
INVESTMENT BANKING & BROKERAGE  2.0%
Goldman Sachs Group, Inc.                                          13,600       1,139,000
Merrill Lynch & Co., Inc.                                          30,000       1,400,400
                                                                             ------------
                                                                                2,539,400
                                                                             ------------
IT CONSULTING & OTHER SERVICES  1.1%
Accenture Ltd. (Bermuda) (a)                                       74,900       1,354,941
                                                                             ------------
LIFE & HEALTH INSURANCE  0.2%
Prudential Financial, Inc.                                          8,100         272,565
                                                                             ------------
MANAGED HEALTH CARE  3.3%
Health Net, Inc. (a)                                              126,500       4,168,175
                                                                             ------------
MULTI-LINE INSURANCE  1.9%
Hartford Financial Services Group, Inc.                            46,900       2,361,884
                                                                             ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                               MARKET
DESCRIPTION                                                       SHARES        VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES  2.3%
Citigroup, Inc.                                                    68,500    $  2,931,800
                                                                             ------------
PAPER PRODUCTS  1.4%
International Paper Co.                                            51,700       1,847,241
                                                                             ------------
PHARMACEUTICALS  8.4%
Bristol-Myers Squibb Co.                                           98,400       2,671,560
Merck & Co., Inc.                                                  52,300       3,166,765
Pfizer, Inc.                                                       39,500       1,348,925
Wyeth                                                              78,100       3,557,455
                                                                             ------------
                                                                               10,744,705
                                                                             ------------
PROPERTY & CASUALTY  3.3%
ACE Ltd. (Bermuda)                                                 20,400         699,516
Allstate Corp.                                                     15,800         563,270
St Paul Cos., Inc.                                                 52,100       1,902,171
Travelers Property Casualty Corp., Class A                         64,500       1,025,550
Travelers Property Casualty Corp., Class B                          3,300          52,041
                                                                             ------------
                                                                                4,242,548
                                                                             ------------
RAILROADS  0.4%
Burlington Northern Santa Fe Corp.                                 19,300         548,892
                                                                             ------------
REINSURANCE  1.4%
Everest Re Group Ltd. (Barbados)                                   22,900       1,751,850
                                                                             ------------
REGIONAL BANKS  2.7%
PNC Financial Services Group, Inc.                                 70,800       3,455,748
                                                                             ------------
SPECIALIZED FINANCE  1.0%
CIT Group, Inc.                                                    49,300       1,215,245
                                                                             ------------
SPECIALTY CHEMICALS  2.5%
Lubrizol Corp.                                                     56,200       1,741,638
Rohm & Haas Co.                                                    46,700       1,449,101
                                                                             ------------
                                                                                3,190,739
                                                                             ------------
SYSTEMS SOFTWARE  2.0%
Check Point Software Technologies Ltd. (Israel) (a)               107,100       2,093,805
Sybase, Inc. (a)                                                   32,600         453,466
                                                                             ------------
                                                                                2,547,271
                                                                             ------------
THRIFTS & MORTGAGE FINANCE  2.3%
Freddie Mac                                                        38,600       1,959,722
Washington Mutual, Inc.                                            23,400         966,420
                                                                             ------------
                                                                                2,926,142
                                                                             ------------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
JUNE 30, 2003

                                                                                MARKET
DESCRIPTION                                                       SHARES         VALUE
TOBACCO  2.2%
Altria Group, Inc.                                                 63,000    $  2,862,720
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS  96.0%
   (Cost $104,708,930)                                                        122,312,383
                                                                             ------------
REPURCHASE AGREEMENT  4.3%
State Street Bank & Trust Co. ($5,513,000 par collateralized by
   U.S. Government obligations in a pooled cash account, dated
   06/30/03, to be sold on 07/01/03 at $5,513,100)
   (Cost $5,513,000)                                                            5,513,000
                                                                             ------------
TOTAL INVESTMENTS  100.3%
   (Cost $110,221,930)                                                        127,825,383

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)                                    (361,626)
                                                                             ------------
NET ASSETS  100.0%                                                           $127,463,757
                                                                             ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003

ASSETS:
Total Investments (Cost $110,221,930)                                              $127,825,383
Cash                                                                                        328
Receivables:
   Fund Shares Sold                                                                     271,970
   Dividends                                                                            191,232
   Interest                                                                                 100
Other                                                                                    45,632
                                                                                   ------------
     Total Assets                                                                   128,334,645
                                                                                   ------------
LIABILITIES:
Payables:
   Investments Purchased                                                                285,534
   Fund Shares Repurchased                                                              204,753
   Distributor and Affiliates                                                           158,761
   Investment Advisory Fee                                                               64,176
Accrued Expenses                                                                        100,280
Directors' Deferred Compensation and Retirement Plans                                    57,384
                                                                                   ------------
     Total Liabilities                                                                  870,888
                                                                                   ------------
NET ASSETS                                                                         $127,463,757
                                                                                   ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000
   shares authorized)                                                              $159,144,840
Net Unrealized Appreciation                                                          17,603,453
Accumulated Undistributed Net Investment Income                                         398,522
Accumulated Net Realized Loss                                                       (49,683,058)
                                                                                   ------------
NET ASSETS                                                                         $127,463,757
                                                                                   ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
     Net asset value and redemption price per share  (Based on net assets of
     $56,697,557 and 5,762,017 shares of beneficial interest issued and
     outstanding)                                                                  $       9.84
     Maximum sales charge (5.75%* of offering price)                                        .60
                                                                                   ------------
     Maximum offering price to public                                              $      10.44
                                                                                   ============
   Class B Shares:
     Net asset value and offering price per share  (Based on net assets of
     $56,689,086 and 5,969,228 shares of beneficial interest issued
     and outstanding)                                                              $       9.50
                                                                                   ============
   Class C Shares:
     Net asset value and offering price per share  (Based on net assets of
     $14,077,114 and 1,475,400 shares of beneficial interest issued and
     outstanding)                                                                  $       9.54
                                                                                   ============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $10,545)                            $  2,696,428
Interest                                                                                 22,629
Other                                                                                    77,482
                                                                                   ------------
    Total Income                                                                      2,796,539
                                                                                   ------------
EXPENSES:
Investment Advisory Fee                                                               1,000,528
Distribution (12b-1) and Service Fees  (Attributed to Classes A, B
  and C of $129,913, $587,649 and $134,881, respectively)                               852,443
Administrative Fee                                                                      214,796
Shareholder Services                                                                    199,201
Custody                                                                                  35,224
Legal                                                                                    26,582
Directors' Fees and Related Expenses                                                     20,599
Amortization of Organizational Costs                                                         21
Other                                                                                   181,967
                                                                                   ------------
  Total Expenses                                                                      2,531,361
  Expense Reduction ($125,120 Investment Advisory
    Fee and $46,882 Other)                                                              172,002
  Less Credits Earned on Cash Balances                                                      689
                                                                                   ------------
  Net Expenses                                                                        2,358,670
                                                                                   ------------
NET INVESTMENT INCOME                                                              $    437,869
                                                                                   ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss                                                                  $(28,743,740)
                                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                                (7,175)
  End of the Period                                                                  17,603,453
                                                                                   ------------
Net Unrealized Appreciation During the Period                                        17,610,628
                                                                                   ------------
NET REALIZED AND UNREALIZED LOSS                                                   $(11,133,112)
                                                                                   ============
NET DECREASE IN NET ASSETS FROM OPERATIONS                                         $(10,695,243)
                                                                                   ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED      YEAR ENDED
                                                              JUNE 30, 2003   JUNE 30, 2002
                                                              -----------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                                    $    437,869     $   (321,760)
Net Realized Loss                                              (28,743,740)      (6,987,515)
Net Unrealized Appreciation/Depreciation
  During the Period                                             17,610,628      (22,479,989)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES            (10,695,243)     (29,789,264)
                                                              ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                       70,689,240       51,374,494
Cost of Shares Repurchased                                     (92,028,713)     (44,804,177)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS             (21,339,473)       6,570,317
                                                              ------------     ------------
TOTAL DECREASE IN NET ASSETS                                   (32,034,716)     (23,218,947)
NET ASSETS:
Beginning of the Period                                        159,498,473      182,717,420
                                                              ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $398,522 and
  ($42,375), respectively)                                    $127,463,757     $159,498,473
                                                              ============     ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS A SHARES                                                          YEAR ENDED JUNE 30,
                                                     --------------------------------------------------------
                                                      2003(a)     2002(a)     2001(a)     2000(a)     1999(a)
                                                     --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $  10.25    $  12.05    $   9.07    $  10.88    $  10.53
                                                     --------    --------    --------    --------    --------
  Net Investment Income                                   .06         .03         .05         .05         .07
  Net Realized and Unrealized Gain/Loss                  (.47)      (1.83)       2.94       (1.85)        .51
                                                     --------    --------    --------    --------    --------
Total from Investment Operations                         (.41)      (1.80)       2.99       (1.80)        .58
                                                     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income                                     -0-         -0-        (.01)       (.01)       (.06)
  Distributions from Net Realized Gain                    -0-         -0-         -0-         -0-        (.17)
                                                     --------    --------    --------    --------    --------
Total Distributions                                       -0-         -0-        (.01)       (.01)       (.23)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD                   $   9.84    $  10.25    $  12.05    $   9.07    $  10.88
                                                     ========    ========    ========    ========    ========

Total Return *(b)                                      -4.00%     -15.01%      33.06%     -16.56%       5.83%
Net Assets at End of the Period
  (In millions)                                      $   56.7    $   61.9    $   66.4    $   52.6    $   95.2
Ratio of Expenses to Average
  Net Assets *                                          1.45%       1.45%       1.45%       1.45%       1.45%
Ratio of Net Investment Income to Average
  Net Assets *                                           .73%        .27%        .42%        .49%        .74%
Portfolio Turnover                                        74%         43%        100%        104%         64%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets (c)         1.59%       1.45%       1.47%       1.53%       1.48%
    Ratio of Net Investment Income to
    Average Net Assets (c)                               .59%        .27%        .40%        .41%        .73%

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended June 30, 2002, the impact on the Ratio of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES                                                          YEAR ENDED JUNE 30,
                                                     --------------------------------------------------------
                                                      2003(a)     2002(a)     2001(a)     2000(a)     1999(a)
                                                     --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $   9.96    $  11.85    $   8.98    $  10.84    $  10.51
                                                     --------    --------    --------    --------    --------
  Net Investment Loss                                     -0-(c)     (.05)       (.03)       (.03)        -0-(c)
  Net Realized and Unrealized Gain/Loss                  (.46)      (1.84)       2.90       (1.83)        .51
                                                     --------    --------    --------    --------    --------
Total from Investment Operations                         (.46)      (1.89)       2.87       (1.86)        .51
                                                     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income                                     -0-         -0-         -0-         -0-        (.01)
  Distributions from Net Realized Gain                    -0-         -0-         -0-         -0-        (.17)
                                                     --------    --------    --------    --------    --------
Total Distributions                                       -0-         -0-         -0-         -0-        (.18)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD                   $   9.50    $   9.96    $  11.85    $   8.98    $  10.84
                                                     ========    ========    ========    ========    ========

Total Return *(b)                                      -4.62%     -15.95%      31.96%     -17.16%       5.02%
  Net Assets at End of the Period
    (In millions)                                    $   56.7    $   79.3    $   94.6    $   70.4    $  128.0
Ratio of Expenses to Average
  Net Assets *                                          2.20%       2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment Loss to Average
  Net Assets *                                          (.02%)      (.44%)      (.33%)      (.26%)      (.03%)
Portfolio Turnover                                        74%         43%        100%        104%         64%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets             2.34%       2.21%       2.22%       2.28%       2.23%
    Ratio of Net Investment Loss to
    Average Net Assets                                  (.16%)      (.45%)      (.35%)      (.34%)      (.05%)

(a) Net investment income/loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and decling to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES                                                          YEAR ENDED JUNE 30,
                                                     --------------------------------------------------------
                                                      2003(a)     2002(a)     2001(a)     2000(a)     1999(a)
                                                     --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                         $   9.96    $  11.84    $   8.97    $  10.83    $  10.50
                                                     --------    --------    --------    --------    --------
  Net Investment Income/Loss                              .04        (.05)       (.04)       (.03)        -0-(c)
  Net Realized and Unrealized Gain/Loss                  (.46)      (1.83)       2.91       (1.83)        .51
                                                     --------    --------    --------    --------    --------
Total from Investment Operations                         (.42)      (1.88)       2.87       (1.86)        .51
                                                     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income                                     -0-         -0-         -0-         -0-        (.01)
  Distributions from Net Realized Gain                    -0-         -0-         -0-         -0-        (.17)
                                                     --------    --------    --------    --------    --------
Total Distributions                                       -0-         -0-         -0-         -0-        (.18)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD                   $   9.54    $   9.96    $  11.84    $   8.97    $  10.83
                                                     ========    ========    ========    ========    ========

Total Return *(b)                                      -4.22%(d)  -15.95%      32.11%     -17.17%       5.13%
Net Assets at End of the Period
  (In millions)                                      $   14.1    $   18.3    $   21.7    $   14.6    $   29.1
Ratio of Expenses to Average
  Net Assets *                                          2.20%(e)    2.20%       2.20%       2.20%       2.20%
Ratio of Net Investment Income/Loss to
  Average Net Assets *                                   .52%(d)    (.44%)      (.33%)      (.29%)      (.02%)
Portfolio Turnover                                        74%         43%        100%        104%         64%

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets             2.34%(e)    2.21%       2.22%       2.28%       2.23%
    Ratio of Net Investment Income/Loss to
    Average Net Assets                                   .38%(d)    (.45%)      (.35%)      (.37%)      (.03%)

(a) Net investment income/loss per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $0.01 per share.

(d) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .46% and .55%, respectively.

(e) The Ratio of Expenses to Average Net Assets reflects the refund of certain 12b-1 fees during the period.

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

1.  SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $39,373,892, which will expire between June 30, 2007 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                $111,550,945
                                                                    ============
Gross tax unrealized appreciation                                   $ 19,394,339
Gross tax unrealized depreciation                                     (3,119,901)
                                                                    ------------
Net tax unrealized appreciation on investments                      $ 16,274,438
                                                                    ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended June 30, 2003, a permanent book to tax basis difference related to the Fund's investment in other regulated investment companies totaling $3,028 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

     As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                           $456,779

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     Net realized gains or losses may differ for financial and tax purposes as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $689 as a result of credits earned on cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million                                               .80%
Next $500 million                                                .75%
Over $1 billion                                                  .70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP ( The "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $125,120 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $6,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $19,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,600 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $120,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $46,882 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $34,529 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $66,429,244, $74,320,531 and $18,395,065 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                        SHARES          VALUE
Sales:
  Class A                                              7,094,544    $ 60,880,013
  Class B                                                897,664       7,386,059
  Class C                                                295,721       2,423,168
                                                     -----------    ------------
Total Sales                                            8,287,929    $ 70,689,240
                                                     ===========    ============
Repurchases:
  Class A                                             (7,377,029)   $(62,880,560)
  Class B                                             (2,889,487)    (23,787,137)
  Class C                                               (653,678)     (5,361,016)
                                                     -----------    ------------
Total Repurchases                                    (10,920,194)   $(92,028,713)
                                                     ===========    ============

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

     At June 30, 2002, capital aggregated $68,429,791, $90,721,609 and
$21,332,913 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                        SHARES         VALUE
Sales:
  Class A                                              2,218,827    $ 25,064,891
  Class B                                              1,873,148      20,803,574
  Class C                                                491,148       5,506,029
                                                     -----------    ------------
Total Sales                                            4,583,123    $ 51,374,494
                                                     ===========    ============
Repurchases:
  Class A                                             (1,682,968)   $(18,870,999)
  Class B                                             (1,896,788)    (20,563,127)
  Class C                                               (492,455)     (5,370,051)
                                                     -----------    ------------
Total Repurchases                                     (4,072,211)   $(44,804,177)
                                                     ===========    ============

     Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 22,238 and 41,136 Class B Shares, respectively converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO
                                                               CHARGE
                                                      -------------------------
YEAR OF REDEMPTION                                     CLASS B         CLASS C
First                                                   5.00%           1.00%
Second                                                  4.00%            None
Third                                                   3.00%            None
Fourth                                                  2.50%            None
Fifth                                                   1.50%            None
Thereafter                                               None            None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $25,200 and CDSC on redeemed shares of approximately $169,300. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
JUNE 30, 2003

4.  INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $92,814,949 and $117,573,107, respectively.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,659,600 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $460,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $75,600.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Van Kampen Value Fund

     We have audited the accompanying statement of assets and liabilities of Van Kampen Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Value Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GLOBAL/INTERNATIONAL
   Asian Equity**
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American**
   Worldwide High Income

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

TAX FREE
   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Senior Loan Fund

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at
  vankampen.com--
  to view a prospectus, select
  DOWNLOAD FUND INFO

[ILLUSTRATION OF PHONE]
- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

[ILLUSTRATION OF ENVELOPES]
- e-mail us by visiting
  vankampen.com and
  selecting CONTACT US

* Open to new investors for a limited time
** Closed to new investors

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE FUND

BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

HOWARD J KERR(1)

R. CRAIG KENNEDY

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III *

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(1) Appointed to The Board of Directors effective July 23, 2003.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                              NUMBER OF
                                            TERM OF                                           FUNDS IN
                                           OFFICE AND                                           FUND
                              POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS          HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED     DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
David C. Arch (58)            Director     Director    Chairman and Chief Executive Officer      91       Trustee/Director/Managing
Blistex Inc.                               since 2003  of Blistex Inc., a consumer health                 General Partner of funds
1800 Swift Drive                                       care products manufacturer. Former                 in the Fund Complex.
Oak Brook, IL 60523                                    Director of the World Presidents
                                                       Organization-Chicago Chapter.
                                                       Director of the Heartland Alliance,
                                                       a nonprofit organization serving
                                                       human needs based in Chicago.

J. Miles Branagan (71)        Director     Director    Private investor. Co-founder, and         89       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1997  prior to August 1996, Chairman,                    General Partner of funds
Raleigh, NC 27614                                      Chief Executive Officer and                        in the Fund Complex.
                                                       President, MDT Corporation (now
                                                       known as Getinge/Castle, Inc., a
                                                       subsidiary of Getinge Industrier
                                                       AB), a company which develops,
                                                       manufactures, markets and services
                                                       medical and scientific equipment.

                                                                                              NUMBER OF
                                            TERM OF                                           FUNDS IN
                                           OFFICE AND                                           FUND
                              POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS          HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED     DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (64)          Director     Director    Prior to January 1999, Chairman and       89       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chief Executive Officer of the                     General Partner of funds
Suite 130                                              Allstate Corporation ("Allstate")                  in the Fund Complex.
Dana Point, CA 92629                                   and Allstate Insurance Company.                    Director of Amgen Inc., a
                                                       Prior to January 1995, President and               biotechnological company,
                                                       Chief Executive Officer of Allstate.               and Director of Valero
                                                       Prior to August 1994, various                      Energy Corporation, an
                                                       management positions at Allstate.                  independent refining
                                                                                                          company.

Rod Dammeyer (62)             Director     Director    President of CAC, llc., a private         91       Trustee/Director/Managing
CAC, llc.                                  since 2003  company offering capital investment                General Partner of funds
4350 LaJolla Village Drive                             and management advisory services.                  in the Fund Complex.
Suite 980                                              Prior to July 2000, Managing Partner               Director of TeleTech
San Diego, CA 92122-6223                               of Equity Group Corporate Investment               Holdings Inc., Stericycle,
                                                       (EGI), a company that makes private                Inc., TheraSense, Inc.,
                                                       investments in other companies.                    GATX Corporation, Arris
                                                                                                          Group, Inc. and Trustee of
                                                                                                          the University of Chicago
                                                                                                          Hospitals and Health
                                                                                                          Systems. Prior to May
                                                                                                          2002, Director of
                                                                                                          Peregrine Systems Inc.
                                                                                                          Prior to February 2001,
                                                                                                          Vice Chairman and Director
                                                                                                          of Anixter International,
                                                                                                          Inc. and IMC Global Inc.
                                                                                                          Prior to July 2000,
                                                                                                          Director of Allied Riser
                                                                                                          Communications Corp.,
                                                                                                          Matria Healthcare Inc.,
                                                                                                          Transmedia Networks, Inc.,
                                                                                                          CNA Surety, Corp. and
                                                                                                          Grupo Azcarero Mexico
                                                                                                          (GAM). Prior to April
                                                                                                          1999, Director of Metal
                                                                                                          Management, Inc.

                                                                                              NUMBER OF
                                            TERM OF                                           FUNDS IN
                                           OFFICE AND                                           FUND
                              POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS          HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED     DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Linda Hutton Heagy (55)       Director     Director    Managing Partner of Heidrick &            89       Trustee/Director/Managing
Heidrick & Struggles                       since 1997  Struggles, an executive search firm.               General Partner of funds
233 South Wacker Drive                                 Trustee on the University of Chicago               in the Fund Complex.
Suite 7000                                             Hospitals Board, Vice Chair of the
Chicago, IL 60606                                      Board of the YMCA of Metropolitan
                                                       Chicago and a member of the Women's
                                                       Board of the University of Chicago.
                                                       Prior to 1997, Partner of Ray &
                                                       Berndtson, Inc., an executive
                                                       recruiting firm. Prior to 1996,
                                                       Trustee of The International House
                                                       Board, a fellowship and housing
                                                       organization for international
                                                       graduate students. Prior to 1995,
                                                       Executive Vice President of
                                                       ABN AMRO, N.A., a bank holding
                                                       company. Prior to 1992, Executive
                                                       Vice President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Director     Director    Director and President of the German      89       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1997  Marshall Fund of the United States,                General Partner of funds
Washington, D.C. 20016                                 an independent U.S. foundation                     in the Fund Complex.
                                                       created to deepen understanding,
                                                       promote collaboration and stimulate
                                                       exchanges of practical experience
                                                       between Americans and Europeans.
                                                       Formerly, advisor to the Dennis
                                                       Trading Group Inc., a managed
                                                       futures and option company that
                                                       invests money for individuals and
                                                       institutions. Prior to 1992,
                                                       President and Chief Executive
                                                       Officer, Director and member of the
                                                       Investment Committee of the Joyce
                                                       Foundation, a private foundation.

Howard J Kerr (67)            Director     Director    Prior to 1998, President and Chief        91       Trustee/Director/Managing
736 North Western Avenue                   since 2003  Executive Officer of Pocklington                   General Partner of funds
P.O. Box 317                                           Corporation, Inc., an investment                   in the Fund Complex.
Lake Forest, IL 60045                                  holding company. Director of the                   Director of the Lake
                                                       Marrow Foundation                                  Forest Bank & Trust.

                              POSITION(S)  LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS          HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND       SERVED     DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Jack E. Nelson (67)           Director     Director    President of Nelson Investment            89       Trustee/Director/Managing
423 Country Club Drive                     since 1997  Planning Services, Inc., a                         General Partner of funds
Winter Park, FL 32789                                  financial planning company and                     in the Fund Complex.
                                                       registered investment adviser in the
                                                       State of Florida. President of
                                                       Nelson Ivest Brokerage Services
                                                       Inc., a member of the NASD,
                                                       Securities Investors Protection
                                                       Corp. and the Municipal Securities
                                                       Rulemaking Board. President of
                                                       Nelson Sales and Services
                                                       Corporation, a marketing and
                                                       services company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)     Director     Director    President Emeritus and Honorary           91       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Trustee of the University of Chicago               General Partner of funds
Chicago, IL 60637                                      and the Adam Smith Distinguished                   in the Fund Complex.
                                                       Service Professor in the Department                Director of Winston
                                                       of Economics at the University of                  Laboratories, Inc.
                                                       Chicago. Prior to July 2000,
                                                       President of the University of
                                                       Chicago. Trustee of the University
                                                       of Rochester and a member of its
                                                       investment committee. Member of the
                                                       National Academy of Sciences, the
                                                       American Philosophical Society and a
                                                       fellow of the American Academy of
                                                       Arts and Sciences.

Suzanne H. Woolsey (61)       Director     Director    Chief Communications Officer of the       89       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 1999  National Academy of                                General Partner of funds
Room 285                                               Sciences/National Research Council,                in the Fund Complex.
Washington, D.C. 20418                                 an independent, federally chartered                Director of Neurogen
                                                       policy institution, since 2001 and                 Corporation, a
                                                       previously Chief Operating Officer                 pharmaceutical company,
                                                       from 1993 to 2001. Director of the                 since January 1998.
                                                       Institute for Defense Analyses, a
                                                       federally funded research and
                                                       development center, Director of the
                                                       German Marshall Fund of the United
                                                       States, and Trustee of Colorado
                                                       College. Prior to 1993, Executive
                                                       Director of the Commission on
                                                       Behavioral and Social Sciences and
                                                       Education at the National Academy of
                                                       Sciences/National Research Council.
                                                       From 1980 through 1989, Partner
                                                       of Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                              NUMBER OF
                                            TERM OF                                           FUNDS IN
                                           OFFICE AND                                           FUND
                              POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS          HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND       SERVED     DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (50)       Director     Director    President of funds in the Fund            89       Trustee/Director/Managing
1221 Avenue of the Americas   and          since 1999  Complex. Chairman, President, Chief                General Partner of funds
New York, NY 10020            President                Executive Officer and Director of                  in the Fund Complex.
                                                       the Advisers and VK Advisors Inc.
                                                       since December 2002. Chairman,
                                                       President and Chief Executive
                                                       Officer of Van Kampen Investments
                                                       since December 2002. Director of Van
                                                       Kampen Investments since December
                                                       1999. Chairman and Director of Van
                                                       Kampen Funds Inc. since December
                                                       2002. President, Director and Chief
                                                       Operating Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and Chief
                                                       Executive Officer since June 1998 of
                                                       Morgan Stanley Investment Advisors
                                                       Inc. and Morgan Stanley Services
                                                       Company Inc. Chairman, Chief
                                                       Executive Officer and Director of
                                                       Morgan Stanley Distributors Inc.
                                                       since June 1998. Chairman since
                                                       June 1998, and Director since
                                                       January 1998 of Morgan Stanley
                                                       Trust. Director of various Morgan
                                                       Stanley subsidiaries. President of
                                                       the Morgan Stanley Funds since May
                                                       1999. Previously Chief Executive
                                                       Officer of Van Kampen Funds Inc.
                                                       from December 2002 to July 2003,
                                                       Chief Strategic Officer of Morgan
                                                       Stanley Investment Advisors Inc. and
                                                       Morgan Stanley Services Company Inc.
                                                       and Executive Vice President of
                                                       Morgan Stanley Distributors Inc.
                                                       from April 1997 to June 1998. Chief
                                                       Executive Officer from September
                                                       2002 to April 2003 and Vice
                                                       President from May 1997 to April
                                                       1999 of the Morgan Stanley Funds.

                                                                                              NUMBER OF
                                            TERM OF                                           FUNDS IN
                                           OFFICE AND                                           FUND
                              POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS          HELD WITH     TIME      PRINCIPAL OCCUPATION(S)                OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED DIRECTOR           FUND       SERVED     DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (57)  Director     Director    Advisory Director of Morgan Stanley.      91       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Prior to December 2002, Chairman,                  General Partner of funds
P.O. Box 5555                                          Director, President, Chief Executive               in the Fund Complex.
Oakbrook Terrace, IL 60181                             Officer and Managing Director of Van
                                                       Kampen Investments and its
                                                       investment advisory, distribution
                                                       and other subsidiaries. Prior to
                                                       December 2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean Witter,
                                                       Discover & Co. and Dean Witter
                                                       Realty. Prior to 1996, Director of
                                                       Dean Witter Reynolds Inc.

Wayne W. Whalen* (64)         Director     Director    Partner in the law firm of Skadden,       91       Trustee/Director/Managing
333 West Wacker Drive                      since 1997  Arps, Slate, Meagher & Flom                        General Partner of funds
Chicago, IL 60606                                      (Illinois), legal counsel to funds                 in the Fund Complex.
                                                       in the Fund Complex.


* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                      TERM OF
                                                     OFFICE AND
                                 POSITION(S)         LENGTH OF
NAME, AGE AND                     HELD WITH             TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND               SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President         Officer      Managing Director of Global Research Investment Management. Vice
2800 Post Oak Blvd.                                 since 1998   President of funds in the Fund Complex. Prior to December 2002,
45th Floor                                                       Chief Investment Officer of Van Kampen Investments and President
Houston, TX 77056                                                and Chief Operations Officer of the Advisers and Van Kampen
                                                                 Advisors Inc. Prior to May 2002, Executive Vice President and Chief
                                                                 Investment Officer of funds in the Fund Complex. Prior to May 2001,
                                                                 Managing Director and Chief Investment Officer of Van Kampen
                                                                 Investments, and Managing Director and President of the Advisers
                                                                 and Van Kampen Advisors Inc. Prior to December 2000, Executive Vice
                                                                 President and Chief Investment Officer of Van Kampen Investments,
                                                                 and President and Chief Operating Officer of the Advisers. Prior to
                                                                 April 2000, Executive Vice President and Chief Investment Officer
                                                                 for Equity Investments of the Advisers. Prior to October 1998, Vice
                                                                 President and Senior Portfolio Manager with AIM Capital Management,
                                                                 Inc. Prior to February 1998, Senior Vice President and Portfolio
                                                                 Manager of Van Kampen American Capital Asset Management, Inc., Van
                                                                 Kampen American Capital Investment Advisory Corp. and Van Kampen
                                                                 American Capital Management, Inc.

Stefanie V. Chang (36)       Vice President         Officer      Executive Director of Morgan Stanley Investment Management. Vice
1221 Avenue of the Americas                         since 2003   President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice         Officer      Managing Director and Chief Investment Officer of Morgan Stanley
1221 Avenue of the Americas  President and Chief    since 2002   Investment Advisors Inc., Morgan Stanley Investment Management Inc.
New York, NY 10020           Investment Officer                  and Morgan Stanley Investments LP and Director of Morgan Stanley
                                                                 Trust for over 5 years. Executive Vice President and Chief
                                                                 Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the
                                                                 Advisers and Van Kampen Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President         Officer      Executive Director and Portfolio Specialist of the Advisers and Van
1 Parkview Plaza                                    since 2000   Kampen Advisors Inc. Vice President of funds in the Fund Complex.
P.O. Box 5555                                                    Prior to July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                       Department of the Advisers and Van Kampen Advisors Inc. Prior to
                                                                 December 2000, Senior Vice President of the Advisers and Van Kampen
                                                                 Advisors Inc. Prior to May 2000, Senior Vice President of the
                                                                 investment grade taxable group for the Advisers. Prior to June
                                                                 1999, Senior Vice President of the government securities bond group for Asset Management.

                                                      TERM OF
                                                     OFFICE AND
                                 POSITION(S)         LENGTH OF
NAME, AGE AND                     HELD WITH             TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND               SERVED    DURING PAST 5 YEARS
Ronald E. Robison (64)       Executive Vice         Officer      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and          since 2003   Executive Vice President and Principal Executive Officer of funds
New York, NY 10020           Principal Executive                 in the Fund Complex. Chief Global Operations Officer and Managing
                             Officer                             Director of Morgan Stanley Investment Management Inc. Managing
                                                                 Director of Morgan Stanley. Managing Director and Director of
                                                                 Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services
                                                                 Company Inc. Chief Executive Officer and Director of Morgan Stanley
                                                                 Trust. Vice President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and     Officer      Managing Director of Morgan Stanley, Managing Director and Director
1221 Avenue of the Americas  Secretary              since 1999   of Van Kampen Investments, Director of the Advisers, Van Kampen
New York, NY 10020                                               Advisors Inc., the Distributor, Investor Services and certain other subsidiaries of Van Kampen Investments. Managing Director and
                                                                 General Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                 Inc. Vice President and Secretary of funds in the Fund Complex.
                                                                 Prior to July 2001, Managing Director, General Counsel, Secretary
                                                                 and Director of Van Kampen Investments, the Advisers, the
                                                                 Distributor, Investor Services, and certain other subsidiaries of
                                                                 Van Kampen Investments. Prior to December 2000, Executive Vice
                                                                 President, General Counsel, Secretary and Director of Van Kampen
                                                                 Investments, the Advisers, Van Kampen Advisors Inc., the
                                                                 Distributor, Investor Services and certain other subsidiaries of
                                                                 Van Kampen Investments. Prior to January 1999, Vice President and
                                                                 Associate General Counsel to New York Life Insurance Company ("New
                                                                 York Life"), and prior to March 1997, Associate General Counsel of
                                                                 New York Life. Prior to December 1993, Assistant General Counsel of
                                                                 The Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                                 Willkie Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                 the Securities and Exchange Commission, Division of Investment
                                                                 Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President, Chief  Officer      Director and Managing Director of Van Kampen Investments, the
1 Parkview Plaza             Financial Officer and  since 1997   Advisers, Van Kampen Advisors Inc. and certain other subsidiaries
P.O. Box 5555                Treasurer                           of Van Kampen Investments. Vice President, Chief Financial Officer
Oakbrook Terrace, IL 60181                                       and Treasurer of funds in the Fund Complex. Head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002,
                                                                 Executive Director of Van Kampen Investments, the Advisers and Van
                                                                 Kampen Advisors Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATIONS OF EXPERIENCE(SM)

                   Copyright (C) 2003 Van Kampen Funds Inc. All rights reserved. Member NASD/SIPC. 467, 567, 667
                   MSVL ANR 8/03  11661H03-AP-8/03

VAN KAMPEN
WORLDWIDE HIGH INCOME FUND


ANNUAL REPORT


JUNE 30, 2003

[PHOTO OF MAN FISHING]

[PHOTO OF MAN/WOMAN DANCING AT WEDDING]

[PHOTO OF MAN/GIRL SAILING]

[PHOTO OF MAN/WOMAN WALKING]

ENJOY LIFE'S TRUE WEALTH


[VAN KAMPEN INVESTMENTS LOGO]

GENERATIONS OF EXPERIENCE(SM)

PRIVACY NOTICE INFORMATION ON THE BACK.

   WELCOME, SHAREHOLDER

   In this update, you'll learn about how your fund performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments, as well as other information.


   This material must be preceded or accompanied by a prospectus for the fund being offered.

   Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

               NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Worldwide High Income Blended Index II from 4/21/94 through 6/30/03. Class A shares, adjusted for sales charges.

[CHART]

             VAN KAMPEN                    WORLDWIDE HIGH
             WORLDWIDE HIGH INCOME FUND    INCOME BLENDED INDEX II
21-Apr-94                        $9,524                    $10,000
30-Apr-94                        $9,619                    $10,138
30-Jun-94                        $9,796                    $10,184
30-Sep-94                       $10,132                    $10,904
31-Dec-94                        $9,642                    $10,432
31-Mar-95                        $9,169                    $10,105
30-Jun-95                       $10,469                    $11,464
30-Sep-95                       $11,018                    $12,005
31-Dec-95                       $11,567                    $12,744
31-Mar-96                       $11,831                    $13,188
30-Jun-96                       $12,522                    $13,915
30-Sep-96                       $13,594                    $14,896
31-Dec-96                       $14,575                    $15,742
31-Mar-97                       $14,789                    $15,957
30-Jun-97                       $16,304                    $16,996
30-Sep-97                       $17,315                    $17,951
31-Dec-97                       $16,852                    $17,713
31-Mar-98                       $17,706                    $18,466
30-Jun-98                       $16,859                    $18,092
30-Sep-98                       $12,797                    $15,752
31-Dec-98                       $13,962                    $16,873
31-Mar-99                       $14,597                    $17,460
30-Jun-99                       $14,980                    $17,966
30-Sep-99                       $15,102                    $17,959
31-Dec-99                       $16,478                    $19,145
31-Mar-00                       $16,854                    $19,647
30-Jun-00                       $16,685                    $19,727
30-Sep-00                       $16,482                    $20,285
31-Dec-00                       $15,713                    $19,956
31-Mar-01                       $15,808                    $20,676
30-Jun-01                       $15,313                    $20,970
30-Sep-01                       $14,068                    $20,131
31-Dec-01                       $15,056                    $20,696
31-Mar-02                       $15,206                    $21,558
30-Jun-02                       $14,253                    $20,814
30-Sep-02                       $13,592                    $20,492
31-Dec-02                       $14,844                    $22,384
31-Mar-03                       $15,890                    $23,896
30-Jun-03                       $17,462                    $26,270

                        A SHARES                B SHARES                C SHARES
                     SINCE 04/21/94          SINCE 08/01/95          SINCE 04/21/94
---------------  ----------------------  ----------------------  ---------------------
AVERAGE ANNUAL    W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS      CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES
Since Inception       6.82%      6.25%        5.76%      5.76%        6.02%      6.02%

5-year                0.71      -0.27        -0.05      -0.23        -0.03      -0.03

1-year               22.51      16.70        21.52      17.52        21.49      20.49
---------------  ----------------------  ----------------------  ---------------------
SEC Yield                  5.76%                   5.32%                   5.31%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects the conversion of Class B shares into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Distribution rate represents the monthly annualized distributions of the fund at the end of the period and not the earnings of the fund.

The Worldwide High Income Blended Index II is comprised of 50 percent Credit Suisse First Boston Global High Yield Index and 50 percent J.P. Morgan Emerging Markets Bond Index Global. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

FUND REPORT
FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

     Van Kampen Worldwide High Income Fund is managed by the Adviser's Taxable Fixed-Income team. Members of the team include Abigail McKenna, Managing Director, and Gordon Loery and Eric Baurmeister, Executive Directors.(1) The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. Both the high-yield and emerging markets suffered for the first four months of the period as the global markets reflected the weak state of the world's economies. In October, however, investors' expectations turned decidedly positive and both markets then soared through the end of the period. Investors' interest was reflected in cash inflows into high-yield and emerging-markets mutual funds, with high-yield funds enjoying record cash flows in the first six months of 2003.

     The high-yield market's gains were partially fueled by declining defaults and improved financial results from several key companies. Sector performance was dominated by industries--such as--wireless communications, utilities, telecommunications and cable that had been among the worst performers in 2002. As with high yield, the best performers among the emerging markets were those with the lowest credit ratings.

Q.   HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A.   The fund underperformed its benchmark.

     - The fund returned 22.51 percent for the 12 months ended June 30, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

     - By comparison, the fund's benchmark, the Worldwide High Income Blended Index II, returned 26.2 percent.

     - The fund's monthly dividend of $.038 translated to a distribution rate of 5.81 percent based on the fund's maximum offering price on June 30, 2003 (Class A shares adjusted for sales charges).

     See Performance Summary for additional information and index definitions.

(1) Team members may change at any time without notice.

Q.   WHAT FACTORS HINDERED PERFORMANCE DURING THE REPORTING PERIOD?

A. - Ongoing political and economic volatility led us to underweight Turkey, a market that rose rapidly at the beginning of the period.

     - The relatively high aggregate credit quality of the fund's high-yield holdings caused it to miss the strong performance of some of the lowest-rated credits.

     - The lack of compelling opportunities in the airline and utilities sectors led us to underweight those sectors, both of which experienced rallies coming off of their 2002 lows.

Q.   WHAT HELPED PERFORMANCE?

A. - Within the high-yield component of the portfolio, strong security selection in the wireless sector helped the fund's performance.

     - Housing companies such as CB Richard Ellis and Technical Olympic also performed well as housing activity remained one of the economy's few bright spots.

     - We underweighted Korea (versus the benchmark index) for valuation reasons, which helped performance when that market underperformed due to its relatively high credit quality.

     - The fund's overweightings in Russia and Brazil were also positive for the fund during the period.

TOP 5 SECTORS AS OF 6/30/03

Foreign Government Obligations                53.7%
Energy                                         7.3
Forest Products                                3.8
Gaming & Leisure                               3.4
Cable                                          3.0

TOP 5 COUNTRIES AS OF 6/30/03

United States                                 39.3%
Mexico                                        12.4
Russia                                        12.3
Brazil                                        10.2
Columbia                                       3.8

RATINGS ALLOCATION AS OF 6/30/03

A/A                                            1.2%
BBB/Baa                                       20.1
BB/Ba                                         39.9
B/B                                           27.1
CCC/Caa                                        5.8
CC/Ca                                          1.3
Non-Rated                                      4.6

Subject to change daily. All percentages are as a percentage of long-term debt investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Ratings allocations based upon ratings issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q.   PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING KEY
     THEMES.

A. Within the high-yield portion of the portfolio, we took profits on some of the fund's energy holdings. We also reduced exposure to transportation companies whose fundamentals no longer supported their presence in the portfolio. We increased the portfolio's holdings of utilities to keep it in line with that sector's rapidly growing weighting in the benchmark. Through selective purchases, we also added to the fund's cable holdings when our analysts were able to identify what we believe are attractive companies.

     The fund's emerging-markets portfolio was overweighted in countries that our analysis indicated had the best market potential, including Russia, Columbia, Peru and Mexico. South Korea, Turkey and Ecuador were the fund's largest underweights in the emerging markets.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A. There are several key factors that we believe may support the high-yield and emerging markets going forward. The U.S. economy's underlying strength appears fundamentally sound, and both fiscal and monetary policies remain geared to spurring growth. In addition, low yields in the other major fixed-income sectors make the high-yield and emerging markets more attractive to bond investors seeking potentially higher returns.

     As always, we will continue our disciplined investment approach, monitoring the markets closely for opportunities to capture value.

ANNUAL HOUSEHOLDING NOTICE

     To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         DOMESTIC CORPORATE BONDS  34.4%
         BROADCASTING  0.9%
$  225   Interep National Radio Sales, Inc.                            10.000%     07/01/08   $   191,250
   300   Nextmedia Operating, Inc.                                     10.750      07/01/11       336,000
   260   Salem Communications Holding Corp.                             9.000      07/01/11       279,825
                                                                                              -----------
                                                                                                  807,075
                                                                                              -----------
         CABLE  1.8%
    40   Avalon Cable, LLC (a)                                       0/11.875      12/01/08        38,250
    55   Charter Communications Holdings                                8.250      04/01/07        42,350
    85   Charter Communications Holdings                               10.750      10/01/09        65,875
   150   Charter Communications Holdings                               10.250      01/15/10       113,250
   265   Charter Communications Holdings (a)                         0/13.500      01/15/11       137,800
    60   Charter Communications Holdings (a)                         0/11.375      05/15/11        30,300
    40   CSC Holdings, Inc.                                             7.250      07/15/08        40,000
   155   CSC Holdings, Inc.                                             8.125      07/15/09       160,037
    95   CSC Holdings, Inc.                                             9.875      02/15/13        99,275
    55   CSC Holdings, Inc.                                            10.500      05/15/16        59,950
   255   DirecTV Holdings, LLC, 144A--Private
         Placement (b)                                                  8.375      03/15/13       284,325
   200   Echostar DBS Corp.                                             9.125      01/15/09       223,500
   210   Echostar DBS Corp.                                             9.375      02/01/09       223,912
    65   Pegasus Communications Corp., Ser B                            9.750      12/01/06        59,150
    35   Pegasus Communications Corp., Ser B                           12.500      08/01/07        32,200
    20   Pegasus Satellite, Inc.                                       12.375      08/01/06        18,700
    35   Pegasus Satellite, Inc. (a)                                 0/13.500      03/01/07        29,225
    25   Renaissance Media Group                                       10.000      04/15/08        24,687
                                                                                              -----------
                                                                                                1,682,786
                                                                                              -----------
         CHEMICALS  1.9%
    40   ABB Finance, Inc.                                              6.750      06/03/04        39,200
   220   Equistar Chemicals LP                                         10.125      09/01/08       226,600
    40   Equistar Chemicals LP, 144A--Private
         Placement (b)                                                 10.625      05/01/11        41,000
   100   FMC Corp.                                                     10.250      11/01/09       112,500
   400   Huntsman ICI Chemicals, LLC (Euro)                            10.125      07/01/09       427,893
   415   ISP Holdings, Inc.                                            10.625      12/15/09       440,937
   235   Lyondell Chemical Co.                                          9.625      05/01/07       230,300
    30   Lyondell Chemical Co.                                          9.500      12/15/08        28,500

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR
AMOUNT                                                                                           MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         CHEMICALS  (CONTINUED)
$   25   Millennium America, Inc.                                       7.000%     11/15/06   $    25,250
   135   Millennium America, Inc.                                       9.250      06/15/08       145,125
                                                                                              -----------
                                                                                                1,717,305
                                                                                              -----------
         CONSUMER PRODUCTS  0.2%
    85   Jacuzzi Brands, Inc., 144A--Private
         Placement (b)                                                  9.625      07/01/10        85,000
    95   Oxford Industries, Inc., 144A--Private
         Placement (b)                                                  8.875      06/01/11        99,750
                                                                                              -----------
                                                                                                  184,750
                                                                                              -----------
         DIVERSIFIED MEDIA  1.4%
   235   Hollinger Participation Trust, 144A--Private
         Placement (b) (c)                                             12.125      11/15/10       263,812
   120   Houghton Mifflin Co., 144A--Private
         Placement (b)                                                  8.250      02/01/11       126,600
    65   Houghton Mifflin Co., 144A--Private
         Placement (b)                                                  9.875      02/01/13        70,525
   195   Muzak, LLC                                                     9.875      03/15/09       185,250
   145   Muzak, LLC, 144A--Private Placement (b)                       10.000      02/15/09       151,887
    95   PEI Holdings, Inc., 144A--Private
         Placement (b)                                                 11.000      03/15/10       104,737
   205   Primedia, Inc.                                                 8.875      05/15/11       215,762
   120   RH Donnelley Finance Corp. I, 144A--Private
         Placement (b)                                                 10.875      12/15/12       139,800
                                                                                              -----------
                                                                                                1,258,373
                                                                                              -----------
         ENERGY  4.5%
   330   BRL Universal Equipment                                        8.875      02/15/08       358,050
   310   Chesapeake Energy Corp.                                        8.125      04/01/11       334,025
    95   Citgo Petroleum Corp., 144A--Private
         Placement (b)                                                 11.375      02/01/11       105,925
    60   El Paso Energy Partners LP, 144A--Private
         Placement (b)                                                  8.500      06/01/10        64,200
   190   El Paso Production Holding Co., 144A--Private
         Placement (b)                                                  7.750      06/01/13       189,525
    60   Frontier Escrow Corp., 144A--Private
         Placement (b)                                                  8.000      04/15/13        62,700
   255   GulfTerra Energy Partners LP                                  10.625      12/01/12       294,525
   150   Hanover Equipment Trust                                        8.500      09/01/08       157,500
   120   Hanover Equipment Trust                                        8.750      09/01/11       126,000
   125   Magnum Hunter Resources, Inc.                                  9.600      03/15/12       137,500
    40   MSW Energy Holdings, LLC, 144A--Private
         Placement (b)                                                  8.500      09/01/10        41,100
 1,000   Pemex Project Funding Master Trust (d)                         9.125      10/13/10     1,210,000

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR
AMOUNT                                                                                           MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         ENERGY  (CONTINUED)
$  450   Pemex Project Funding Master Trust                             8.625%     02/01/22   $   514,125
   115   Tesoro Petroleum Corp.                                         9.000      07/01/08       104,075
   100   Tesoro Petroleum Corp.                                         9.625      04/01/12        91,500
   315   Vintage Petroleum, Inc.                                        8.625      02/01/09       323,662
    10   Vintage Petroleum, Inc.                                        7.875      05/15/11        10,725
                                                                                              -----------
                                                                                                4,125,137
                                                                                              -----------
         FINANCIAL  0.5%
   140   Health Net, Inc.                                               8.375      04/15/11       170,168
   265   Istar Financial, Inc.                                          8.750      08/15/08       288,850
                                                                                              -----------
                                                                                                  459,018
                                                                                              -----------
         FOOD & DRUG  1.3%
   180   Ahold Finance USA, Inc.                                        8.250      07/15/10       184,500
   300   Delhaize America, Inc.                                         8.125      04/15/11       328,500
   120   Dominos, Inc., 144A--Private Placement (b)                     8.250      07/01/11       123,900
   383   Kroger Co., 144A--Private Placement (b)                        8.500      07/15/17       422,670
   100   Merisant Co., 144A--Private Placement (b) (i)                  9.500      07/15/13       103,500
                                                                                              -----------
                                                                                                1,163,070
                                                                                              -----------
         FOOD & TOBACCO  0.9%
   285   Michael Foods, Inc., Ser B                                    11.750      04/01/11       327,750
   130   Pilgrim's Pride Corp.                                          9.625      09/15/11       138,775
   340   Smithfield Foods, Inc.                                         7.625      02/15/08       349,350
                                                                                              -----------
                                                                                                  815,875
                                                                                              -----------
         FOREST PRODUCTS  1.6%
   345   Georgia-Pacific Corp., 144A--Private
         Placement (b)                                                  8.875      02/01/10       374,325
    85   Owens Brockway Glass Containers, Inc.                          8.750      11/15/12        92,225
   460   Owens-Illinois, Inc.                                           7.500      05/15/10       450,800
   180   Pliant Corp.                                                  13.000      06/01/10       169,200
   215   Riverwood International Corp.                                 10.875      04/01/08       220,375
   105   Tekni Plex Inc., 144A--Private Placement (b)                  12.750      06/15/10       102,375
    75   Tekni-Plex, Inc., Ser B                                       12.750      06/15/10        73,125
                                                                                              -----------
                                                                                                1,482,425
                                                                                              -----------
         GAMING & LEISURE  3.2%
   330   Harrahs Operating Co., Inc.                                    7.875      12/15/05       358,875
   280   Hilton Hotels Corp.                                            7.950      04/15/07       301,000
    10   Hilton Hotels Corp.                                            7.625      12/01/12        10,950
   265   HMH Properties, Inc.                                           7.875      08/01/05       269,638
   400   Horseshoe Gaming, LLC                                          8.625      05/15/09       424,000
   105   LodgeNet Entertainment Corp.                                   9.500      06/15/13       107,625
   325   Park Place Entertainment                                       8.500      11/15/06       359,125
    30   Starwood Hotels & Resorts Worldwide, Inc.                      7.375      05/01/07        31,575
   380   Starwood Hotels & Resorts Worldwide, Inc.                      7.875      05/01/12       416,100

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         GAMING & LEISURE  (CONTINUED)
$  435   Station Casinos, Inc.                                          8.375%     02/15/08   $   469,800
   165   Venetian Casino Resort, LLC                                   11.000      06/15/10       186,038
                                                                                              -----------
                                                                                                2,934,726
                                                                                              -----------
         HEALTHCARE  2.9%
   260   AmerisourceBergen Corp.                                        8.125      09/01/08       286,000
   200   Anthem Insurance Cos., Inc., 144A--Private
         Placement (b)                                                  9.125      04/01/10       251,835
    80   Apogent Technologies, Inc., 144A--Private
         Placement (b)                                                  6.500      05/15/13        82,600
   165   Fisher Scientific International, Inc.                          7.125      12/15/05       172,425
   140   Fisher Scientific International, Inc., 144A--Private
         Placement (b)                                                  8.125      05/01/12       149,800
   310   Fresenius Medical Care Capital Trust II                        7.875      02/01/08       326,275
   725   HCA, Inc.                                                      7.690      06/15/25       754,038
    25   Manor Care, Inc.                                               7.500      06/15/06        27,179
    65   Manor Care, Inc.                                               8.000      03/01/08        73,125
    50   Manor Care, Inc., 144A--Private Placement (b)                  6.250      05/01/13        51,750
   115   Omnicare, Inc.                                                 8.125      03/15/11       124,775
   270   Tenet Healthcare Corp.                                         6.500      06/01/12       250,425
    95   Tenet Healthcare Corp.                                         7.375      02/01/13        91,675
                                                                                              -----------
                                                                                                2,641,902
                                                                                              -----------
         HOUSING  2.3%
   305   CB Richard Ellis Service, Inc.                                11.250      06/15/11       327,113
   265   KB Home                                                        7.750      02/01/10       286,531
   265   LNR Property Corp., 144A--Private
         Placement (b)                                                  7.625      07/15/13       267,650
    95   Louisiana Pacific Corp.                                       10.875      11/15/08       108,300
    60   Louisiana Pacific Corp.                                        8.875      08/15/10        68,700
    85   Meritage Corp., 144A--Private Placement (b)                    9.750      06/01/11        93,925
    45   Nortek Holdings, Inc.                                          9.250      03/15/07        46,350
   240   Schuler Homes, Inc.                                            9.375      07/15/09       271,200
    75   Tech Olympic USA, Inc.                                         9.000      07/01/10        81,000
    90   Tech Olympic USA, Inc.                                         9.000      07/01/10        96,300
   165   Tech Olympic USA, Inc.                                        10.375      07/01/12       175,725
    15   Tech Olympic USA, Inc., 144A--Private
         Placement (b)                                                 10.375      07/01/12        15,975
   200   Toll Corp.                                                     8.250      02/01/11       223,000
                                                                                              -----------
                                                                                                2,061,769
                                                                                              -----------
         INFORMATION TECHNOLOGY  0.9%
   245   Avaya, Inc.                                                   11.125      04/01/09       268,275
   210   Iron Mountain, Inc.                                            8.625      04/01/13       224,700

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         INFORMATION TECHNOLOGY  (CONTINUED)
$  123   Iron Mountain, Inc.                                            7.750%     01/15/15   $   130,073
   220   Xerox Corp.                                                    7.125      06/15/10       219,725
                                                                                              -----------
                                                                                                  842,773
                                                                                              -----------
         MANUFACTURING  1.4%
   100   Brand Services, Inc.                                          12.000      10/15/12       114,000
   120   Eagle-Picher Industries, Inc.                                  9.375      03/01/08       112,200
    65   Flowserve Corp.                                               12.250      08/15/10        75,725
   170   Johnsondiversey, Inc., Ser B                                   9.625      05/15/12       189,975
   245   Manitowoc Co., Inc. (Euro)                                    10.375      05/15/11       301,538
   130   NMHG Holdings Co.                                             10.000      05/15/09       143,000
   210   Trimas Corp.                                                   9.875      06/15/12       215,250
   125   Trimas Corp., 144A--Private Placement (b)                      9.875      06/15/12       128,125
                                                                                              -----------
                                                                                                1,279,813
                                                                                              -----------
         METALS  1.0%
   175   Oregon Steel Mills, Inc.                                      10.000      07/15/09       157,500
   325   Phelps Dodge Corp.                                             8.750      06/01/11       382,110
   190   UCAR Finance, Inc.                                            10.250      02/15/12       186,200
   175   United States Steel Corp.                                      9.750      05/15/10       177,625
                                                                                              -----------
                                                                                                  903,435
                                                                                              -----------
         RETAIL  0.5%
    70   Gap, Inc.                                                      6.900      09/15/07        75,425
   100   Gap, Inc.                                                     10.550      12/15/08       121,500
    35   Penney JC Co., Inc.                                            7.600      04/01/07        36,750
    40   Penney JC Co., Inc.                                            8.000      03/01/10        41,900
    95   Penney JC Co., Inc.                                            9.000      08/01/12       103,075
    30   Penney JC Co., Inc.                                            6.875      10/15/15        28,068
    65   Penney JC Co., Inc.                                            7.950      04/01/17        64,350
                                                                                              -----------
                                                                                                  471,068
                                                                                              -----------
         SERVICES  1.1%
   410   Allied Waste North America, Inc.                               8.875      04/01/08       444,850
   160   Encompass Services Corp. (e) (f) (g)                          10.500      05/01/09             0
   295   Waste Management, Inc.                                         7.125      10/01/07       338,447
   200   Waste Management, Inc.                                         7.125      12/15/17       236,743
                                                                                              -----------
                                                                                                1,020,040
                                                                                              -----------
         TELECOMMUNICATIONS  0.5%
   390   Exodus Communications, Inc. (e) (f) (g)                       11.625      07/15/10        23,407
   136   Globix Corp., 144A--Private Placement (b) (c)                 11.000      05/01/08       101,978
   165   Primus Telecom Group                                          11.250      01/15/09       152,625
    60   Qwest Corp.                                                    6.625      09/15/05        61,050
 2,139   Rhythms Netconnections, Inc. (e) (f) (g)                      13.500      05/15/08             0
   245   Rhythms Netconnections, Inc. (e) (f) (g)                      14.000      02/15/10             0
   310   WorldCom, Inc. (f) (g)                                         8.250      05/15/31        91,450
                                                                                              -----------
                                                                                                  430,510
                                                                                              -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR
AMOUNT                                                                                          MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY      VALUE
         TRANSPORTATION  1.8%
$  100   ArvinMeritor, Inc.                                             8.750%     03/01/12   $   112,000
   200   Autonation, Inc.                                               9.000      08/01/08       222,000
   140   Collins & Aikman Products Co.                                 10.750      12/31/11       123,200
   190   Intermet Corp.                                                 9.750      06/15/09       182,400
   215   Laidlaw International, Inc., 144A--Private
         Placement (b)                                                 10.750      06/15/11       225,750
   260   Lear Corp.                                                     8.110      05/15/09       297,700
   150   Metaldyne Corp.                                               11.000      06/15/12       124,500
   110   Sonic Automotive, Inc., Ser D                                 11.000      08/01/08       116,600
   220   TRW Automotive, Inc., 144A--Private
         Placement (b)                                                  9.375      02/15/13       238,700
                                                                                              -----------
                                                                                                1,642,850
                                                                                              -----------
         UTILITY  2.4%
    32   AES Corp.                                                      9.375      09/15/10        32,160
    20   AES Corp.                                                      8.875      02/15/11        19,550
   205   AES Corp., 144A--Private Placement (b)                         9.000      05/15/15       214,225
    75   Allegheny Energy, Inc.                                         7.750      08/01/05        75,000
   145   Calpine Corp.                                                  8.500      02/15/11       108,750
    30   CMS Energy Corp.                                               7.500      01/15/09        29,663
   155   CMS Energy Corp.                                               8.500      04/15/11       161,781
   240   Dynegy Holdings, Inc.                                          6.875      04/01/11       201,600
    60   IPALCO Enterprises, Inc.                                       7.625      11/14/11        65,700
   215   Monongahela Power                                              5.000      10/01/06       213,656
    45   Northwest Pipeline Corp.                                       8.125      03/01/10        48,375
    95   PG & E Corp., 144A--Private Placement (b)                      6.875      07/15/08        98,563
   205   PSEG Energy Holdings, Inc.                                     8.625      02/15/08       220,375
    95   PSEG Energy Holdings, Inc., 144A--Private
         Placement (b)                                                  7.750      04/16/07       100,463
   100   Southern California Edison Co., 144A--Private
         Placement (b)                                                  8.000      02/15/07       109,625
    85   Southern Natural Gas Co., 144A--Private
         Placement (b)                                                  8.875      03/15/10        92,650
    75   Transcontinental Gas Pipe Line Corp.                           8.875      07/15/12        84,750
   125   Williams Cos., Inc.                                            9.250      03/15/04       128,125
   220   Williams Cos., Inc.                                            7.875      09/01/21       214,500
                                                                                              -----------
                                                                                                2,219,511
                                                                                              -----------
         WIRELESS COMMUNICATIONS  1.4%
   360   American Cellular Corp. (g)                                    9.500      10/15/09       180,000
    30   American Tower Corp.                                           9.375      02/01/09        30,150
   185   Dobson Communications Corp.                                   10.875      07/01/10       199,800
   345   Nextel Communications, Inc.                                   10.650      09/15/07       356,213
   125   Nextel Partners, Inc.                                         11.000      03/15/10       135,000
    50   Nextel Partners, Inc., 144A--Private
         Placement (b)                                                  8.125      07/01/11        49,875

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR
AMOUNT                                                                                           MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         WIRELESS COMMUNICATIONS  (CONTINUED)
$  235   SBA Communications Corp.                                      12.000%     03/01/08   $   240,288
   140   SBA Communications Corp.                                      10.250      02/01/09       128,800
                                                                                              -----------
                                                                                                1,320,126
                                                                                              -----------

TOTAL DOMESTIC CORPORATE BONDS  34.4%                                                          31,464,337
                                                                                              -----------

         DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  0.6%
         INFORMATION TECHNOLOGY  0.2%
   335   Solectron Corp. (Convertible into 3,948
         Common Shares) LYON                                              *        11/20/20       185,925
                                                                                              -----------

         WIRELESS COMMUNICATIONS  0.4%
   365   American Tower Corp. (Convertible into 14,959
         Common Shares)                                                 6.250      10/15/09       337,625
                                                                                              -----------

TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS                                                  523,550
                                                                                              -----------

PAR AMOUNT
IN LOCAL
CURRENCY
(000)
         FOREIGN BONDS AND DEBT SECURITIES (US $)  7.7%
         CANADA  1.1%
   175   Acetex Corp.                                                  10.875      08/01/09       194,469
   295   Air Canada (f) (g)                                            10.250      03/15/11       132,750
   290   Husky Oil Ltd. (Variable Rate Coupon)                          8.900      08/15/28       334,950
   230   Norske Skog Canada Ltd.                                        8.625      06/15/11       240,350
    40   Pacifica Papers, Inc.                                         10.000      03/15/09        42,600
   100   Rogers Cable, Inc., 144A--Private
         Placement (b)                                                  6.250      06/15/13        99,750
                                                                                              -----------
                                                                                                1,044,869
                                                                                              -----------
         CHILE  1.2%
   535   Empresa Nacional Del Petro                                     6.750      11/15/12       598,084
   420   Empresa Nacional Del Petro, 144A--Private
         Placement (b)                                                  6.750      11/15/12       473,066
                                                                                              -----------
                                                                                                1,071,150
                                                                                              -----------
         FRANCE  0 .2%
   175   Vivendi Universal SA, 144A--Private
         Placement (b)                                                  9.250      04/15/10       199,062
                                                                                              -----------

         GERMANY  0.5%
   330   Messer Griesham Holding AG (Euro)                             10.375      06/01/11       425,133
                                                                                              -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR AMOUNT
IN LOCAL
CURRENCY                                                                                         MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         GUERNSEY  0.2%
$  150   ABB International Finance Ltd. (Euro)                          9.500%     01/15/08   $   173,055
                                                                                              -----------

         LUXEMBOURG  0.8%
    95   Johnsondiversey, Inc. (Euro)                                   9.625      05/15/12       116,923
   160   PTC International Finance (Euro)                              11.250      12/01/09       205,481
    90   Safilo Capital International SA, 144A--Private
         Placement (Euro) (b)                                           9.625      05/15/13       108,797
   285   Tyco International Group SA                                    6.750      02/15/11       302,100
                                                                                              -----------
                                                                                                  733,301
                                                                                              -----------
         MAURITIUS  0.9%
 2,860   Pindo Deli Finance Mauritius (g)                              10.750      10/01/07       736,450
   360   Tjiwi Kimia Finance Mauritius (f) (g)                         10.000      08/01/04       116,100
    50   Tjiwi Kimia Finance Mauritius (f) (g)                         10.000      10/01/04        16,125
                                                                                              -----------
                                                                                                  868,675
                                                                                              -----------
         MEXICO  1.4%
   650   Petroleos Mexicanos                                            9.500      09/15/27       809,250
 1,075   Satelites Mexicanos SA                                        10.125      11/01/04       494,500
                                                                                              -----------
                                                                                                1,303,750
                                                                                              -----------
         NETHERLANDS  0.4%
 1,120   Tjiwi Kimia (f) (g)                                           13.250      08/01/99       361,200
                                                                                              -----------

         UNITED KINGDOM  1.0%
   115   Avecia Group Plc                                              11.000      07/01/09       104,075
   300   British Sky Broadcasting Group Plc                             8.200      07/15/09       355,500
   665   Esprit Telecom Group (DEM) (e) (f) (g)                        11.000      06/15/08             0
   260   JSG Funding Plc (Euro)                                        10.125      10/01/12       322,990
   125   Xerox Capital Europe Plc                                       5.875      05/15/04       125,625
                                                                                              -----------
                                                                                                  908,190
                                                                                              -----------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  7.7%                                                   7,088,386
                                                                                              -----------

         FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS  0.0%
         TELECOMMUNICATIONS  0.0%
   425   KPNQwest NV (Euro) (Convertible into 60,369
         Common Shares) (e) (g)                                        10.000      03/15/12             1
                                                                                              -----------

         FOREIGN GOVERNMENT OBLIGATIONS  51.1%
    20   Banque Centrale De Tunisie Bond                                7.375      04/25/12        23,300
   750   Central Bank of Nigeria                                        6.250      11/15/20       641,250
   180   Central Bank of Tunisia                                        7.375      04/24/12       209,025
   653   Federated Republic of Brazil                                   8.000      04/15/14       569,435
 2,200   Federated Republic of Brazil (d)                               8.875      04/15/24     1,711,600

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

PAR AMOUNT
IN LOCAL
CURRENCY                                                                                         MARKET
(000)    DESCRIPTION                                                   COUPON      MATURITY       VALUE
         FOREIGN GOVERNMENT OBLIGATIONS  (CONTINUED)
$  890   Federated Republic of Brazil (d)                              10.000%     01/16/07   $   914,475
   430   Federated Republic of Brazil                                  11.250      07/26/07       448,275
 4,350   Federated Republic of Brazil (d)                              12.000      04/15/10     4,530,525
   210   Federated Republic of Brazil                                  12.250      03/06/30       211,050
   460   Federated Republic of Brazil                                  12.750      01/15/20       471,500
   495   Ivory Coast Government International Bond (g)                  2.000      03/29/18        92,812
 1,060   Republic of Argentina (g)                                      0.000      04/10/05       392,200
   810   Republic of Argentina (g)                                      6.000      03/31/23       433,350
 1,400   Republic of Bulgaria (d)                                       8.250      01/15/15     1,652,000
   287   Republic of Bulgaria                                           8.250      01/15/15       338,660
 1,589   Republic of Colombia                                           9.750      04/09/11     1,807,193
   750   Republic of Columbia                                          10.000      01/23/12       840,000
   230   Republic of Columbia                                          10.500      07/09/10       264,500
   310   Republic of Columbia                                          10.750      01/15/13       362,700
   270   Republic of Columbia                                          11.750      02/25/20       336,150
   210   Republic of El Salvador                                        8.250      04/10/32       204,750
   390   Republic of Korea                                              4.250      06/01/13       380,585
   980   Republic of Panama (d)                                         9.375      04/01/29     1,131,900
   340   Republic of Panama (d)                                         9.625      02/08/11       394,400
   505   Republic of Peru                                               9.125      02/21/12       538,330
 2,020   Republic of Peru (d)                                           9.875      02/06/15     2,216,950
   740   Republic of Philippines                                        9.375      01/18/17       812,150
   830   Republic of Philippines                                        9.875      01/15/19       916,113
   500   Republic of Philippines                                       10.625      03/16/25       581,875
   626   Republic of Ukraine                                           11.000      03/15/07       688,475
   213   Republic of Uruguay                                            7.250      02/15/11       170,039
   750   Republic of Venezuela                                          2.313      12/18/07       594,375
 1,530   Republic of Venezuela                                          9.250      09/15/27     1,132,200
   130   Russian Federation                                           5/7.500      03/31/30       126,100
 4,313   Russian Federation (a)                                         5.000      03/31/30     4,183,522
   970   Russian Federation                                             8.750      07/24/05     1,082,520
 3,240   Russian Federation                                            12.750      06/24/28     5,443,200
   320   State of Qatar                                                 9.750      06/15/30       444,160
   340   United Mexican States                                          8.000      09/24/22       380,800
 2,030   United Mexican States (d)                                      8.300      08/15/31     2,337,545
 1,040   United Mexican States                                          9.875      02/01/10     1,333,800
 1,130   United Mexican States (d)                                     10.375      02/17/09     1,461,655
 2,710   United Mexican States (d)                                     11.375      09/15/16     3,943,050
                                                                                              -----------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS  51.1%                                                    46,748,494
                                                                                              -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                                   VALUE
EQUITIES  1.3%
Cental Bank of Nigeria (750 Common Stock Warrants) (e) (h)                $         0
Dobson Communications Corp. (2,271 Preferred Shares) (c)                      222,529
Globix Corp. (18,922 Common Shares) (h)                                        54,874
Intermedia Communications Inc. (1,160 Preferred Shares) (c)                     3,480
McLeodUSA, Inc. (3,365 Preferred Shares) (h)                                   24,362
McLeodUSA, Inc. (7,457 Common Stock Warrants) (h)                               3,057
Motient Corp. (33,119 Common Shares) (h)                                      184,804
Occidente Y Caribe Celular SA (70,000 Common Stock Warrants),
   144A--Private Placement (b) (e) (h)                                              0
Paxson Communications Corp. (2,600 Preferred Shares) (c)                      256,100
Republic of Venezuela (3,200 Common Stock Warrants) (e) (h)                         0
Song Networks Holding (3,708 Preferred Shares) (Krona) (e)                      2,783
Song Networks Holding (34,247 Common Shares) (Krona)                          160,629
Song Networks Holding, AB--ADR (16,443 Common Shares) (e) (h)                     247
TNP Enterprises, Inc. (3,715 Preferred Shares)                                278,665
TNP Enterprises, Inc. (800 Common Stock Warrants), 144A--Private
   Placement (b) (h)                                                                8
Viatel Holding Bermuda Ltd (5,844 Common Shares)                                2,922
XM Satellite Radio, Inc. (370 Common Stock Warrants) (h)                        2,035
XO Communications, Inc. (2,811 Common Shares) (h)                              20,380
XO Communications, Inc., Class A (5,622 Common Stock
   Warrants) (e) (h)                                                            5,622
XO Communications, Inc., Class B (4,217 Common Stock
   Warrants) (e) (h)                                                                0
XO Communications, Inc., Class C (4,217 Common Stock
   Warrants) (e) (h)                                                                0
                                                                          -----------

TOTAL EQUITIES                                                              1,222,497
                                                                          -----------

TOTAL LONG-TERM INVESTMENTS  95.1%
   (Cost $86,032,426)                                                      87,047,264
                                                                          -----------

SHORT-TERM INVESTMENTS  2.4%
REPURCHASE AGREEMENT  2.3%
State Street Bank & Trust Co. ($2,094,000 par collateralized by U.S. Government obligations in a pooled cash account,
   dated 06/30/03, to be sold on 07/01/03 at $2,094,038)                    2,094,000
                                                                          -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.1%
United States Treasury Bill ($100,000 par, yielding 1.215%,
   07/17/03 maturity) (d)                                                      99,946
                                                                          -----------

TOTAL SHORT-TERM INVESTMENTS
   (Cost $2,193,946)                                                        2,193,946
                                                                          -----------

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

JUNE 30, 2003

                                                                             MARKET
DESCRIPTION                                                                   VALUE
TOTAL INVESTMENTS  97.5%
   (Cost $88,226,372)                                                     $89,241,210

FOREIGN CURRENCY  0.0%
   (Cost $45,706)                                                              44,636

OTHER ASSETS IN EXCESS OF LIABILITIES  2.5%                                 2,207,993
                                                                          -----------

NET ASSETS  100.0%                                                        $91,493,839
                                                                          ===========

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Payment-in-kind security.

(d) Assets segregated as collateral for open futures and forward transactions.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) This borrower has filed for protection in federal bankruptcy court.

(g) Non-income producing as security is in default.

(h) Non-income producing security.

(i) Security purchased on a when-issued or delayed delivery basis.

ADR--American Depositary Receipt
EURO--Eurodollar
DEM--German Mark
KRONA--Swedish Krona
LYON--Liquid Yield Option Note

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003

ASSETS:
Total Investments (Cost $88,226,372)                                           $  89,241,210
Foreign Currency (Cost $45,706)                                                       44,636
Cash                                                                                 737,180
Receivables:
  Interest                                                                         1,863,886
  Investments Sold                                                                 1,663,073
  Fund Shares Sold                                                                   111,898
  Dividends                                                                            6,738
Other                                                                                 44,497
                                                                               -------------
    Total Assets                                                                  93,713,118
                                                                               -------------
LIABILITIES:
Payables:
  Investments Purchased                                                            1,384,639
  Fund Shares Repurchased                                                            246,829
  Income Distributions                                                               133,978
  Distributor and Affiliates                                                          94,377
  Variation Margin on Futures                                                         64,859
  Investment Advisory Fee                                                             52,471
Accrued Expenses                                                                      97,208
Forward Foreign Currency Contracts                                                    88,592
Directors' Deferred Compensation and Retirement Plans                                 56,326
                                                                               -------------
    Total Liabilities                                                              2,219,279
                                                                               -------------
NET ASSETS                                                                     $  91,493,839
                                                                               =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 1,125,000,000 shares authorized)    $ 205,692,319
Net Unrealized Appreciation                                                          941,489
Accumulated Undistributed Net Investment Income                                   (1,126,951)
Accumulated Net Realized Loss                                                   (114,013,018)
                                                                               -------------
NET ASSETS                                                                     $  91,493,839
                                                                               =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $33,814,164 and 4,529,316 shares of beneficial interest issued
    and outstanding)                                                           $        7.47
    Maximum sales charge (4.75%* of offering price)                                      .37
                                                                               -------------
    Maximum offering price to public                                           $        7.84
                                                                               =============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $39,926,756 and 5,365,481 shares of beneficial interest issued
    and outstanding)                                                           $        7.44
                                                                               =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $17,752,919 and 2,382,027 shares of beneficial interest issued
    and outstanding)                                                           $        7.45
                                                                               =============

* On sales of $50,000 or more, the sales charge will be reduced.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2003

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $17,673)                         $  7,559,901
Dividends                                                                           120,794
Other                                                                                 6,420
                                                                               ------------
    Total Income                                                                  7,687,115
                                                                               ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $65,850, $391,871 and $164,499, respectively)                            622,220
Investment Advisory Fee                                                             614,798
Administrative Fee                                                                  130,373
Shareholder Services                                                                 89,824
Custody                                                                              37,208
Legal                                                                                20,901
Directors' Fees and Related Expenses                                                 14,253
Other                                                                               204,360
                                                                               ------------
  Total Expenses                                                                  1,733,937
  Expense Fee Reduction  ($21,488 Investment Advisory
    Fee and $12,412 Other)                                                           33,900
  Less Credits Earned on Cash Balances                                                  908
                                                                               ------------
  Net Expenses                                                                    1,699,129
                                                                               ------------
NET INVESTMENT INCOME                                                          $  5,987,986
                                                                               ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                                  $(31,546,420)
  Futures                                                                        (1,521,985)
  Foreign Currency Contracts                                                         18,553
  Foreign Currency Transactions                                                    (187,301)
                                                                               ------------
Net Realized Loss                                                               (33,237,153)
                                                                               ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                       (42,846,326)
  End of the Period:
    Investments                                                                   1,014,838
    Futures                                                                          14,763
    Foreign Currency Contracts                                                      (88,592)
    Foreign Currency Translation                                                        480
                                                                               ------------
                                                                                    941,489
                                                                               ------------
Net Unrealized Appreciation During the Period                                    43,787,815
                                                                               ------------
NET REALIZED AND UNREALIZED GAIN                                               $ 10,550,662
                                                                               ============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                     $ 16,538,648
                                                                               ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2003    JUNE 30, 2002
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                     $  5,987,986    $  9,024,751
Net Realized Loss                                          (33,237,153)     (8,614,436)
Net Unrealized Appreciation/Depreciation
  During the Period                                         43,787,815      (7,800,807)
                                                          ------------    ------------
Change in Net Assets from Operations                        16,538,648      (7,390,492)
                                                          ------------    ------------

Distributions from Net Investment Income:
  Class A Shares                                            (1,861,834)     (3,426,578)
  Class B Shares                                            (2,780,000)     (6,503,983)
  Class C Shares                                            (1,156,992)     (2,501,011)
                                                          ------------    ------------
                                                            (5,798,826)    (12,431,572)
                                                          ------------    ------------

Return of Capital Distribution:
  Class A Shares                                              (223,228)            -0-
  Class B Shares                                              (263,581)            -0-
  Class C Shares                                              (117,198)            -0-
                                                          ------------    ------------
                                                              (604,007)            -0-
                                                          ------------    ------------
Total Distributions                                         (6,402,833)    (12,431,572)
                                                          ------------    ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         10,135,815     (19,822,064)
                                                          ------------    ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                   28,971,370      18,616,455
Net Asset Value of Shares Issued Through
  Dividend Reinvestment                                      4,718,597       7,645,827
Cost of Shares Repurchased                                 (35,981,706)    (41,300,904)
                                                          ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          (2,291,739)    (15,038,622)
                                                          ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS                        7,844,076     (34,860,686)
NET ASSETS:
Beginning of the Period                                     83,649,763     118,510,449
                                                          ------------    ------------
End of the Period (Including accumulated undistributed
  net investment income of ($1,126,951) and
  ($3,118,914), respectively)                             $ 91,493,839    $ 83,649,763
                                                          ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED JUNE 30,
                                                  --------------------------------------------------------
CLASS A SHARES                                    2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                      $  6.63     $  8.11     $  9.93     $  9.90     $  12.46
                                                  -------     -------     -------     -------     --------
  Net Investment Income                               .52         .71        1.00        1.14         1.06
  Net Realized and Unrealized Gain/Loss               .88       (1.36)      (1.77)       (.06)       (2.51)
                                                  -------     -------     -------     -------     --------
Total from Investment Operations                     1.40        (.65)       (.77)       1.08        (1.45)
                                                  -------     -------     -------     -------     --------
Less:
  Distributions from Net
     Investment Income                               (.50)       (.83)      (1.05)      (1.05)       (1.10)
  Return of Capital Distributions                    (.06)        -0-         -0-         -0-         (.01)
                                                  -------     -------     -------     -------     --------
Total Distributions                                  (.56)       (.83)      (1.05)      (1.05)       (1.11)
                                                  -------     -------     -------     -------     --------
NET ASSET VALUE, END OF THE PERIOD                $  7.47     $  6.63     $  8.11     $  9.93     $   9.90
                                                  =======     =======     =======     =======     ========

Total Return*(b)                                   22.51%      -6.92%      -8.23%      11.39%      -11.14%
Net Assets at End of the Period (In millions)     $  33.8     $  22.4     $  31.1     $  44.9     $   58.5
Ratio of Expenses to Average Net Assets*            1.57%       1.53%       1.55%       1.60%        1.45%
Ratio of Net Investment Income to Average
  Net Assets*                                       7.75%       9.46%      10.96%      11.41%       10.55%
Portfolio Turnover                                   133%         94%        141%        119%         121%

*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets          1.61%         N/A         N/A         N/A          N/A
   Ratio of Net Investment Income to Average Net
   Assets                                           7.71%         N/A         N/A         N/A          N/A
   Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and Interest
   Expense                                          1.55%         N/A       1.45%       1.46%          N/A

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25%. and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED JUNE 30,
                                                  --------------------------------------------------------
CLASS B SHARES                                    2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE  PERIOD         $  6.61     $  8.08     $  9.89     $  9.86     $  12.40
                                                  -------     -------     -------     -------     --------
  Net Investment Income                                47         .65         .93        1.06          .98
  Net Realized and Unrealized Gain/Loss               .87       (1.34)      (1.76)       (.06)       (2.50)
                                                  -------     -------     -------     -------     --------
Total from Investment Operations                     1.34        (.69)       (.83)       1.00        (1.52)
                                                  -------     -------     -------     -------     --------
Less:
  Distributions from Net Investment Income           (.47)       (.78)       (.98)       (.97)       (1.01)
  Return of Capital Distributions                    (.04)        -0-         -0-         -0-         (.01)
                                                  -------     -------     -------     -------     --------
Total Distributions                                  (.51)       (.78)       (.98)       (.97)       (1.02)
                                                  -------     -------     -------     -------     --------
NET ASSET VALUE, END OF THE PERIOD                $  7.44     $  6.61     $  8.08     $  9.89     $   9.86
                                                  =======     =======     =======     =======     ========

Total Return*(b)                                   21.52%      -7.48%      -8.99%      10.58%      -11.82%
Net Assets at End of the Period (In millions)     $  39.9     $  43.9     $  64.1     $  90.9     $  107.0
Ratio of Expenses to Average Net Assets*            2.31%       2.28%       2.30%       2.35%        2.20%
Ratio of Net Investment Income to Average Net
  Assets*                                           7.10%       8.71%      10.21%      10.65%        9.81%
Portfolio Turnover                                   133%         94%        141%        119%         121%

*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets          2.36%         N/A         N/A         N/A          N/A
   Ratio of Net Investment Income to Average Net
   Assets                                           7.05%         N/A         N/A         N/A          N/A
   Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and Interest
   Expense                                          2.30%         N/A       2.20%       2.21%          N/A

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                   YEAR ENDED JUNE 30,
                                                  --------------------------------------------------------
CLASS C SHARES                                    2003 (a)    2002 (a)    2001 (a)    2000 (a)    1999 (a)
                                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD                                      $  6.62     $  8.08     $  9.89     $  9.87     $  12.40
                                                  -------     -------     -------     -------     --------
  Net Investment Income                               .47         .64         .93        1.06          .98
  Net Realized and Unrealized Gain/Loss               .87       (1.32)      (1.76)       (.07)       (2.49)
                                                  -------     -------     -------     -------     --------
Total from Investment Operations                     1.34        (.68)       (.83)        .99        (1.51)
                                                  -------     -------     -------     -------     --------
Less:
  Distributions from Net Investment Income           (.46)       (.78)       (.98)       (.97)       (1.01)
  Return of Capital Distributions                    (.05)        -0-         -0-         -0-         (.01)
                                                  -------     -------     -------     -------     --------
Total Distributions                                  (.51)       (.78)       (.98)       (.97)       (1.02)
                                                  -------     -------     -------     -------     --------
NET ASSET VALUE, END OF THE PERIOD                $  7.45     $  6.62     $  8.08     $  9.89     $   9.87
                                                  =======     =======     =======     =======     ========

Total Return*(b)                                   21.49%      -7.47%      -8.88%      10.57%      -11.83%
Net Assets at End of the Period (In millions)     $  17.8     $  17.4     $  23.3     $  33.5     $   40.6
Ratio of Expenses to Average Net Assets*            2.31%       2.28%       2.30%       2.35%        2.20%
Ratio of Net Investment Income to Average Net
  Assets*                                           7.08%       8.68%      10.21%      10.65%        9.81%
Portfolio Turnover                                   133%         94%        141%        119%         121%

*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

   Ratio of Expenses to Average Net Assets          2.36%         N/A         N/A         N/A          N/A
   Ratio of Net Investment Income to Average Net
   Assets                                           7.03%         N/A         N/A         N/A          N/A
   Ratio of Expenses to Average Net Assets
   Excluding Country Tax Expense and Interest
   Expense                                          2.30%         N/A       2.20%       2.21%          N/A

(a) Net investment income per share is based upon daily average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A Not Applicable

                                               SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at their fair value as determined in good faith by Van Kampen Investment Advisory Corp. (the "Adviser") in accordance with procedures established by the Fund's Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. At June 30, 2003, there were $60,000 of when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future net realized capital gains. At June 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $88,923,485, which will expire between June 30, 2007 and June 30, 2011.

     At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes                                 $88,685,605
                                                                     ===========
Gross tax unrealized appreciation                                    $10,448,573
Gross tax unrealized depreciation                                     (9,892,968)
                                                                     -----------
Net tax unrealized appreciation on investments                       $   555,605
                                                                     ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                           2003         2002
                                                        ----------   -----------
Distributions paid from:
  Ordinary                                              $6,352,964   $12,178,006
  Income
  Long-term capital gain                                       -0-           -0-
  Return of Capital                                        604,007           -0-
                                                        ----------   -----------
                                                        $6,956,971   $12,178,006

     Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to tax amortization totaling $1,973,316 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent book and tax difference related to the recognition of net realized losses on foreign currency transactions totaling $168,748 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to fees received on tender offers totaling $4,160 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book and tax difference relating to return of capital distributions totaling $604,007 has been reclassified from accumulated undistributed net investment income to capital. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $2,395 was reclassified from to accumulated undistributed net investment income to accumulated net realized loss.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, gains recognized for tax purposes on open futures contracts, and the deferral of losses relating to straddle positions and wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended June 30, 2003, the Fund's custody fee was reduced by $908 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

     Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                      .75%
Next $500 million                                                       .70%
Over $1 billion                                                         .65%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. For the year ended June 30, 2003, the Adviser waived $21,488 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the year ended June 30, 2003, the Fund recognized expenses of approximately $3,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $17,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Through March 2, 2003, the Adviser provided the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equaled 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank ("JPMorgan"), through its corporate affiliate
J.P. Morgan Investor Services Co., JPMorgan provided certain administrative and accounting services to the Fund. JPMorgan was compensated for such services by the Adviser. Effective March 3, 2003, under a separate Accounting Services agreement, the Adviser provides administrative and accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $5,200 representing Van Kampen's cost of providing administrative and accounting services to the Fund. Additionally, under an agreement between the Fund and State Street Bank and Trust Company ("SSB"), SSB provides certain accounting services to the Fund.

     Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2003, the Fund recognized expenses of approximately $50,600 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

     Effective March 3, 2003, the Adviser has agreed to reimburse the Fund to the extent the total administrative, accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Adviser reimbursed $12,412 of these fees. This reimbursement is voluntary in nature and can be discontinued at the Adviser's discretion. Prior to March 3, 2003, these fees were reported as part of "Administrative Fee" expense in the Statement of Operations. Subsequent to March 3, 2003, administrative and accounting fees are reported as part of "Other" expense and transfer agency and sub-transfer agency fees are reported as a part of "Shareholder Services" expense in the Statement of Operations.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $33,628 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

3. CAPITAL TRANSACTIONS

At June 30, 2003, capital aggregated $64,391,862, $101,308,182 and $39,992,275 for Classes A, B, and C, respectively. For the year ended June 30, 2003, transactions were as follows:

                                                         SHARES         VALUE
Sales:
  Class A                                               3,543,035    $ 23,401,675
  Class B                                                 658,656       4,552,039
  Class C                                                 147,838       1,017,656
                                                       ----------    ------------
Total Sales                                             4,349,529    $ 28,971,370
                                                       ==========    ============

Dividend Reinvestment:
  Class A                                                 212,521    $  1,417,359
  Class B                                                 352,706       2,331,779
  Class C                                                 145,445         969,459
                                                       ----------    ------------
Total Dividend Reinvestment                               710,672    $  4,718,597
                                                       ==========    ============

Repurchases:
  Class A                                              (2,600,545)   $(17,230,316)
  Class B                                              (2,286,147)    (15,220,924)
  Class C                                                (531,600)     (3,530,466)
                                                       ----------    ------------
Total Repurchases                                      (5,418,292)   $(35,981,706)
                                                       ==========    ============

     At June 30, 2002, capital aggregated $57,026,372, $109,908,869 and
$41,652,824 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                         SHARES         VALUE
Sales:
  Class A                                               1,766,906    $ 13,059,655
  Class B                                                 427,885       3,190,983
  Class C                                                 318,619       2,365,817
                                                       ----------    ------------
Total Sales                                             2,513,410    $ 18,616,455
                                                       ==========    ============

Dividend Reinvestment:
  Class A                                                 295,689    $  2,198,194
  Class B                                                 554,168       4,104,859
  Class C                                                 181,215       1,342,774
                                                       ----------    ------------
Total Dividend Reinvestment                             1,031,072    $  7,645,827
                                                       ==========    ============

Repurchases:
  Class A                                              (2,526,432)   $(18,728,728)
  Class B                                              (2,273,639)    (16,943,090)
  Class C                                                (766,550)     (5,629,086)
                                                       ----------    ------------
Total Repurchases                                      (5,566,621)   $(41,300,904)
                                                       ==========    ============

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2003 and 2002, 420,564 and 23,234 Class B Shares, respectively converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                      CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE OF
                                                      DOLLAR AMOUNT SUBJECT TO
                                                                CHARGE
                                                     ----------------------------
YEAR OF REDEMPTION                                   CLASS B              CLASS C
First                                                 4.00%                1.00%
Second                                                4.00%                 None
Third                                                 3.00%                 None
Fourth                                                2.50%                 None
Fifth                                                 1.50%                 None
Thereafter                                            None                  None

     For the year ended June 30, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $6,600 and CDSC on redeemed shares of approximately $90,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $105,044,975 and $110,571,231, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $3,139,900 and $286,900 for Class B and Class C Shares, respectively. These amounts

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

     Included in these fees for the year ended June 30, 2003, are payments retained by Van Kampen of approximately $304,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $51,200.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD FOREIGN CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At June 30, 2003, the Fund had outstanding forward foreign currency contracts as follows:

                                                                     UNREALIZED
                                                        CURRENT     APPRECIATION/
                                                         VALUE       DEPRECIATION
FORWARD FOREIGN CURRENCY CONTRACTS
LONG CONTRACTS:
British Pounds
  70,000 expiring 7/22/03                              $  115,516       $   (474)
SHORT CONTRACTS:
Euro
  1,610,000 expiring 7/24/03                           $1,850,540       $(88,556)
Euro
  145,000 expiring 7/24/03                                166,664          2,479
British Pounds
  70,000 expiring 7/22/03                                 115,516         (5,896)
Swedish Krona
  750,000 expiring 9/19/03                                 93,421          3,855
                                                                        --------
                                                                         (88,118)
                                                                        --------
                                                                        $(88,592)
                                                                        ========

NOTES TO
FINANCIAL STATEMENTS

JUNE 30, 2003

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                                      CONTRACTS
Outstanding at June 30, 2002                                               30
Futures Opened                                                          1,065
Futures Closed                                                           (929)
                                                                        -----
Outstanding at June 30, 2003                                              166
                                                                        =====

     The futures contracts outstanding as of June 30, 2003, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                     UNREALIZED
                                                                    APPRECIATION/
                                                        CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bonds - September 2003                       15         $13,834
 (Current Notional Value of $117,344 per contract)
5-Year U.S. Treasury Note - September 2003                 19           1,378
 (Current Notional Value of $115,125 per contract)
10-Year U.S. Treasury Note - September 2003               132            (449)
 (Current Notional Value of $117,438 per contract)
                                                          ---         -------
                                                          166         $14,763
                                                          ===         =======

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Van Kampen Worldwide High Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Worldwide High Income Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to June 30, 2000 were audited by other auditors whose report, dated August 6, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Worldwide High Income Fund as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 8, 2003

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN WORLDWIDE HIGH INCOME FUND



BOARD OF DIRECTORS

DAVID C. ARCH(1)

J. MILES BRANAGAN

JERRY D. CHOATE

ROD DAMMEYER(1)

LINDA HUTTON HEAGY

HOWARD J KERR(1)

R. CRAIG KENNEDY

MITCHELL M. MERIN *

JACK E. NELSON

RICHARD F. POWERS, III*

HUGO F. SONNENSCHEIN(1)

WAYNE W. WHALEN * - Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947


CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, Illinois 60601


  For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2003. For corporate shareholders 2% of the income distributions qualify for the dividends received deduction. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(1) Appointed to the Board of Directors effective July 23, 2003.

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Company's Board of Directors and the Company's officers appointed by the Board of Directors. The tables below list the Directors and executive officers of the Funds and their principal occupations during the last five years, other directorships held by Directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the Directors.

INDEPENDENT DIRECTORS

                                                                                             NUMBER OF
                                           TERM OF                                           FUNDS IN
                                         OFFICE AND                                            FUND
                            POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                    BY DIRECTOR  HELD BY DIRECTOR
David C. Arch (58)          Director     Director    Chairman and Chief Executive Officer       91       Trustee/Director/Managing
Blistex Inc.                             since 2003  of Blistex Inc., a consumer health                  General Partner of funds in
1800 Swift Drive                                     care products manufacturer. Former                  the Fund Complex.
Oak Brook, IL 60523                                  Director of the World Presidents
                                                     Organization-Chicago
                                                     Chapter. Director of the
                                                     Heartland Alliance, a nonprofit
                                                     organization serving human
                                                     needs based in Chicago.

J. Miles Branagan (71)      Director     Director    Private investor. Co-founder, and         89        Trustee/Director/Managing
1632 Morning Mountain Road               since 1997  prior to August 1996, Chairman, Chief               General Partner of funds in
Raleigh, NC 27614                                    Executive Officer and President, MDT                the Fund Complex.
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company which
                                                     develops, manufactures, markets
                                                     and services medical and
                                                     scientific equipment.

                                                                                             NUMBER OF
                                           TERM OF                                           FUNDS IN
                                         OFFICE AND                                            FUND
                            POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                    BY DIRECTOR  HELD BY DIRECTOR
Jerry D. Choate (64)        Director     Director    Prior to January 1999, Chairman and        89       Trustee/Director/Managing
33971 Selva Road                         since 1999  Chief Executive Officer of the                      General Partner of funds
Suite 130                                            Allstate Corporation ("Allstate")                   in the Fund Complex.
Dana Point, CA 92629                                 and All state Insurance Company.                    Director of Amgen Inc., a
                                                     Prior to January 1995, President and                biotechnological company,
                                                     Chief Executive Officer of Allstate.                and Director of Valero
                                                     Prior to August 1994, various                       Energy Corporation, an
                                                     management positions at Allstate.                   independent refining
                                                                                                         company.

Rod Dammeyer (62)           Director     Director    President of CAC, llc., a private          91       Trustee/Director/Managing
CAC, llc.                                since 2003  company offering capital investment                 General Partner of funds
4350 LaJolla Village Drive                           and management advisory services.                   in the Fund Complex.
Suite 980                                            Prior to July 2000, Managing                        Director of TeleTech
San Diego, CA 92122-6223                             Partner of Equity Group Corporate                   Holdings Inc.,
                                                     Investment (EGI), a company that                    Stericycle, Inc.,
                                                     makes private investments in other                  TheraSense, Inc., GATX
                                                     companies.                                          Corporation, Arris Group,
                                                                                                         Inc. and Trustee of the
                                                                                                         University of Chicago
                                                                                                         Hospitals and Health
                                                                                                         Systems. Prior to May
                                                                                                         2002, Director of
                                                                                                         Peregrine Systems Inc.
                                                                                                         Prior to February 2001,
                                                                                                         Vice Chairman and
                                                                                                         Director of Anixter
                                                                                                         International, Inc. and
                                                                                                         IMC Global Inc. Prior to
                                                                                                         July 2000, Director of
                                                                                                         Allied Riser
                                                                                                         Communications Corp.,
                                                                                                         Matria Healthcare Inc.,
                                                                                                         Transmedia Networks,
                                                                                                         Inc., CNA Surety, Corp.
                                                                                                         and Grupo Azcarero Mexico
                                                                                                         (GAM). Prior to April
                                                                                                         1999, Director of Metal
                                                                                                         Management, Inc.

                                                                                             NUMBER OF
                                           TERM OF                                           FUNDS IN
                                         OFFICE AND                                            FUND
                            POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                    BY DIRECTOR  HELD BY DIRECTOR
Linda Hutton Heagy (55)     Director     Director    Managing Partner of Heidrick &             89       Trustee/Director/Managing
Heidrick & Struggles                     since 1997  Struggles, an executive search                      General Partner of funds in
233 South Wacker Drive                               firm. Trustee on the University of                  the Fund Complex.
Suite 7000                                           Chicago Hospitals Board, Vice Chair
Chicago, IL 60606                                    of the Board of the YMCA of
                                                     Metropolitan Chicago and a member
                                                     of the Women's Board of the
                                                     University of Chicago. Prior to
                                                     1997, Partner of Ray & Berndtson,
                                                     Inc., an executive recruiting firm.
                                                     Prior to 1996, Trustee of The
                                                     International House Board, a
                                                     fellowship and housing organization
                                                     for international graduate
                                                     students. Prior to 1995, Executive
                                                     Vice President of ABN AMRO, N.A., a
                                                     bank holding company. Prior to
                                                     1992, Executive Vice President of
                                                     La Salle National Bank.

R. Craig Kennedy (51)       Director     Director    Director and President of the              89       Trustee/Director/Managing
11 DuPont Circle, N.W.                   since 1997  German Marshall Fund of the United                  General Partner of funds in
Washington, D.C. 20016                               States, an independent U.S.                         the Fund Complex.
                                                     foundation created to deepen
                                                     understanding, promote
                                                     collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed
                                                     futures and option company that
                                                     invests money for individuals and
                                                     institutions. Prior to 1992,
                                                     President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.

Howard J Kerr (67)          Director     Director    Prior to 1998, President and Chief         91       Trustee/Director/Managing
736 North Western Avenue                 since 2003  Executive Officer of Pocklington                    General Partner of funds in
P.O. Box 317                                         Corporation, Inc., an investment                    the Fund Complex. Director
Lake Forest, IL 60045                                holding company. Director of the                    ofthe Lake Forest Bank &
                                                     Marrow Foundation                                   Trust.

                             POSITION(S)   LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS         HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN   OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR         FUND        SERVED    DURING PAST 5 YEARS                   BY DIRECTOR  HELD BY DIRECTOR
Jack E. Nelson (67)          Director     Director    President of Nelson Investment            89       Trustee/Director/Managing
423 Country Club Drive                    since 1997  Planning Services, Inc., a financial               General Partner of funds in
Winter Park, FL 32789                                 planning company and registered                    the Fund Complex.
                                                      investment adviser in the
                                                      State of Florida. President of
                                                      Nelson Ivest Brokerage
                                                      Services Inc., a member of the
                                                      NASD, Securities Investors
                                                      Protection Corp. and the
                                                      Municipal Securities
                                                      Rulemaking Board. President of
                                                      Nelson Sales and Services
                                                      Corporation, a marketing and
                                                      services company to support
                                                      affiliated companies.

Hugo F. Sonnenschein (62)    Director     Director    President Emeritus and Honorary           91       Trustee/Director/Managing
1126 E. 59th Street                       since 2003  Trustee of the University of Chicago               General Partner of funds in
Chicago, IL 60637                                     and the Adam Smith Distinguished                   the Fund Complex. Director
                                                      Service Professor in the Department                of Winston Laboratories,
                                                      of Economics at the University                     Inc.
                                                      of Chicago. Prior to
                                                      July 2000, President of the
                                                      University of Chicago. Trustee
                                                      of the University of Rochester
                                                      and a member of its investment
                                                      committee. Member of the
                                                      National Academy of
                                                      Sciences, the American
                                                      Philosophical Society and a
                                                      fellow of the American Academy
                                                      of Arts and Sciences.

Suzanne H. Woolsey (61)      Director     Director    Chief Communications Officer of the       89       Trustee/Director/Managing
2101 Constitution Ave., N.W.              since 1999  National Academy of                                General Partner of funds in
Room 285                                              Sciences/National Research Council,                the Fund Complex. Director
Washington, D.C. 20418                                an independent, federally chartered                of Neurogen Corporation, a
                                                      policy institution, since 2001 and                 pharmaceutical company,
                                                      previously Chief Operating Officer                 since January 1998.
                                                      from 1993 to 2001. Director of the
                                                      Institute for Defense Analyses, a
                                                      federally funded research and
                                                      development center, Director of the
                                                      German Marshall Fund of the United
                                                      States, and Trustee of Colorado
                                                      College. Prior to 1993, Executive
                                                      Director of the Commission on
                                                      Behavioral and Social Sciences and
                                                      Education at the National Academy
                                                      of Sciences/National Research
                                                      Council. From 1980 through 1989,
                                                      Partner of Coopers & Lybrand.

INTERESTED DIRECTORS*

                                                                                             NUMBER OF
                                           TERM OF                                           FUNDS IN
                                         OFFICE AND                                            FUND
                            POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR        FUND        SERVED    DURING PAST 5 YEARS                    BY DIRECTOR  HELD BY DIRECTOR
Mitchell M. Merin* (50)     Director     Director    President of funds in the Fund             89       Trustee/Director/Managing
1221 Avenue of the          and          since 1999  Complex. Chairman, President, Chief                 General Partner of funds in
Americas                    President                Executive Officer and Director of                   the Fund Complex.
New York, NY 10020                                   the Advisers and VK Advisors Inc.
                                                     since December 2002. Chairman,
                                                     President and Chief Executive
                                                     Officer of Van Kampen Investments
                                                     since December 2002. Director of
                                                     Van Kampen Investments since
                                                     December 1999. Chairman and
                                                     Director of Van Kampen Funds Inc.
                                                     since December 2002. President,
                                                     Director and Chief Operating
                                                     Officer of Morgan Stanley
                                                     Investment Management since
                                                     December 1998. President and
                                                     Director since April 1997 and Chief
                                                     Executive Officer since June 1998
                                                     of Morgan Stanley Investment
                                                     Advisors Inc. and Morgan Stanley
                                                     Services Company Inc. Chairman,
                                                     Chief Executive Officer and
                                                     Director of Morgan Stanley
                                                     Distributors Inc. since June 1998.
                                                     Chairman since June 1998, and
                                                     Director since January 1998 of
                                                     Morgan Stanley Trust. Director of
                                                     various Morgan Stanley
                                                     subsidiaries. President of the
                                                     Morgan Stanley Funds since May
                                                     1999. Previously Chief Executive
                                                     Officer of Van Kampen Funds Inc.
                                                     from December 2002 to July 2003,
                                                     Chief Strategic Officer of Morgan
                                                     Stanley Investment Advisors Inc.
                                                     and Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors Inc.
                                                     from April 1997 to June 1998. Chief
                                                     Executive Officer from September
                                                     2002 to April 2003 and Vice
                                                     President from May 1997 to April
                                                     1999 of the Morgan Stanley Funds.

                                                                                             NUMBER OF
                                             TERM OF                                         FUNDS IN
                                           OFFICE AND                                          FUND
                              POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)               OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT DIRECTOR          FUND        SERVED    DURING PAST 5 YEARS                  BY DIRECTOR  HELD BY DIRECTOR
Richard F. Powers, III* (57)   Director    Director    Advisory Director of Morgan              91       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Stanley. Prior to December 2002,                  General Partner of funds in
P.O. Box 5555                                          Chairman, Director, President,                    the Fund Complex.
Oakbrook Terrace, IL                                   Chief Executive Officer and
60181                                                  Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief Executive
                                                       Officer of funds in the Fund
                                                       Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

Wayne W. Whalen* (64)         Director     Director    Partner in the law firm of Skadden,      91       Trustee/Director/Managing
333 West Wacker Drive                      since 1997  Arps, Slate, Meagher & Flom                       General Partner of funds in
Chicago, IL 60606                                      (Illinois), legal counsel to funds                the Fund Complex.
                                                       in the Fund Complex.

* Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                               TERM OF
                                                             OFFICE AND
                                            POSITION(S)       LENGTH OF
NAME, AGE AND                                HELD WITH          TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                              FUND           SERVED       DURING PAST 5 YEARS
Stephen L. Boyd (62)                      Vice President    Officer         Managing Director of Global Research Investment
2800 Post Oak Blvd.                                         since 1998      Management. Vice President of funds in the Fund
45th Floor                                                                  Complex. Prior to December 2002, Chief Investment
Houston, TX 77056                                                           Officer of Van Kampen Investments and President
                                                                            and Chief Operations Officer of the Advisers and
                                                                            Van Kampen Advisors Inc. Prior to May 2002,
                                                                            Executive Vice President and Chief Investment
                                                                            Officer of funds in the Fund Complex. Prior to May
                                                                            2001, Managing Director and Chief Investment
                                                                            Officer of Van Kampen Investments, and Managing
                                                                            Director and President of the Advisers and Van
                                                                            Kampen Advisors Inc. Prior to December 2000,
                                                                            Executive Vice President and Chief Investment
                                                                            Officer of Van Kampen Investments, and President
                                                                            and Chief Operating Officer of the Advisers. Prior
                                                                            to April 2000, Executive Vice President and Chief
                                                                            Investment Officer for Equity Investments of the
                                                                            Advisers. Prior to October 1998, Vice President
                                                                            and Senior Portfolio Manager with AIM Capital
                                                                            Management, Inc. Prior to February 1998, Senior
                                                                            Vice President and Portfolio Manager of Van Kampen
                                                                            American Capital Asset Management, Inc., Van
                                                                            Kampen American Capital Investment Advisory Corp.
                                                                            and Van Kampen American Capital Management, Inc.

Stefanie V. Chang (36)                    Vice President    Officer         Executive Director of Morgan Stanley Investment
1221 Avenue of the Americas                                 since 2003      Management. Vice President of funds in the Fund
New York, NY 10020                                                          Complex.

Joseph J. McAlinden (60)                  Executive Vice    Officer         Managing Director and Chief Investment Officer of
1221 Avenue of the Americas               President and     since 2002      Morgan Stanley Investment Advisors Inc., Morgan
New York, NY 10020                        Chief                             Stanley Investment Management Inc. and Morgan
                                          Investment                        Stanley Investments LP and Director of Morgan
                                          Officer                           Stanley Trust for over 5 years. Executive Vice
                                                                            President and Chief Investment Officer of funds in
                                                                            the Fund Complex. Managing Director and Chief
                                                                            Investment Officer of Van Kampen Investments, the
                                                                            Advisers and Van Kampen Advisors Inc. since
                                                                            December 2002.

John R. Reynoldson (50)                   Vice President    Officer         Executive Director and Portfolio Specialist of the
1 Parkview Plaza                                            since 2000      Advisers and Van Kampen Advisors Inc. Vice
P.O. Box 5555                                                               President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                                  July 2001, Principal and Co-head of the Fixed
                                                                            Income Department of the Advisers and Van Kampen
                                                                            Advisors Inc. Prior to December 2000, Senior Vice
                                                                            President of the Advisers and Van Kampen Advisors
                                                                            Inc. Prior to May 2000, Senior Vice President of
                                                                            the investment grade taxable group for the
                                                                            Advisers. Prior to June 1999, Senior Vice
                                                                            President of the government securities bond group
                                                                            for Asset Management.

                                                               TERM OF
                                                             OFFICE AND
                                            POSITION(S)       LENGTH OF
NAME, AGE AND                                HELD WITH          TIME        PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                              FUND           SERVED       DURING PAST 5 YEARS
Ronald E. Robison (64)                    Executive Vice    Officer         Chief Executive Officer and Chairman of Investor
1221 Avenue of the Americas               President and     since 2003      Services. Executive Vice President and Principal
New York, NY 10020                        Principal                         Executive Officer of funds in the Fund Complex.
                                          Executive                         Chief Global Operations Officer and Managing
                                          Officer                           Director of Morgan Stanley Investment Management
                                                                            Inc. Managing Director of Morgan Stanley. Managing
                                                                            Director and Director of Morgan Stanley Investment
                                                                            Advisors Inc. and Morgan Stanley Services Company
                                                                            Inc. Chief Executive Officer and Director of
                                                                            Morgan Stanley Trust. Vice President of the Morgan
                                                                            Stanley Funds.

A. Thomas Smith III (46)                  Vice President    Officer         Managing Director of Morgan Stanley, Managing
1221 Avenue of the Americas               and               since 1999      Director and Director of Van Kampen Investments,
New York, NY 10020                        Secretary                         Director of the Advisers, Van Kampen Advisors
                                                                            Inc., the Distributor, Investor Services and
                                                                            certain other subsidiaries of Van Kampen
                                                                            Investments. Managing Director and General
                                                                            Counsel-Mutual Funds of Morgan Stanley Investment
                                                                            Advisors, Inc. Vice President and Secretary of
                                                                            funds in the Fund Complex. Prior to July 2001,
                                                                            Managing Director, General Counsel, Secretary and
                                                                            Director of Van Kampen Investments, the Advisers,
                                                                            the Distributor, Investor Services, and certain
                                                                            other subsidiaries of Van Kampen Investments.
                                                                            Prior to December 2000, Executive Vice President,
                                                                            General Counsel, Secretary and Director of Van
                                                                            Kampen Investments, the Advisers, Van Kampen
                                                                            Advisors Inc., the Distributor, Investor Services
                                                                            and certain other subsidiaries of Van Kampen
                                                                            Investments. Prior to January 1999, Vice President
                                                                            and Associate General Counsel to New York Life
                                                                            Insurance Company ("New York Life"), and prior to
                                                                            March 1997, Associate General Counsel of New York
                                                                            Life. Prior to December 1993, Assistant General
                                                                            Counsel of The Dreyfus Corporation. Prior to
                                                                            August 1991, Senior Associate, Willkie Farr &
                                                                            Gallagher. Prior to January 1989, Staff Attorney
                                                                            at the Securities and Exchange Commission,
                                                                            Division of Investment Management, Office of Chief
                                                                            Counsel.

John L. Sullivan (48)                     Vice              Officer         Director and Managing Director of Van Kampen
1 Parkview Plaza                          President, Chief  since 1997      Investments, the Advisers, Van Kampen Advisors
P.O. Box 5555                             Financial                         Inc. and certain other subsidiaries of Van Kampen
Oakbrook Terrace, IL 60181                Officer and                       Investments. Vice President, Chief Financial
                                          Treasurer                         Officer and Treasurer of funds in the Fund
                                                                            Complex. Head of Fund Accounting for Morgan
                                                                            Stanley Investment Management. Prior to December
                                                                            2002, Executive Director of Van Kampen
                                                                            Investments, the Advisers and Van Kampen Advisors
                                                                            Inc.

VAN KAMPEN
PRIVACY NOTICE

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING
(800) 847-2424.

                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               www.vankampen.com

                          [VAN KAMPEN INVESTMENTS LOGO]

                          GENERATION OF EXPERIENCE(SM)

                   Copyright (C)2003 Van Kampen Funds Inc. All rights  reserved.
                   454,554,654                                 Member NASD/SIPC.
                   MSWW ANR 8/03                                11663H03-AP-8/03

Item 2. Code of Ethics.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 3. Audit Committee Financial Expert.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds on or after July 1, 2003.

Item 8. [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a) Code of Ethics - Applicable only for reports covering fiscal years ending on or after July 15, 2003.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Series Funds, Inc.
             -----------------------------

By: /s/ Ronald E. Robison
   -------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

By: /s/ John L. Sullivan
   -------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: August 19, 2003